EXECUTION COPY

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.,

Depositor,

DLJ MORTGAGE CAPITAL, INC.,

Seller,

WELLS FARGO BANK N.A.,

Servicer, Master Servicer and Trust Administrator,

WASHINGTON MUTUAL MORTGAGE SECURITIES CORP.,

Servicer,

GREENPOINT MORTGAGE FUNDING, INC.

Seller and Servicer

SELECT PORTFOLIO SERVICING, INC.,

Servicer and Special Servicer,

and

U.S. BANK NATIONAL ASSOCIATION,

Trustee

POOLING AND SERVICING AGREEMENT

Dated as of August 1, 2005

relating to

CSFB MORTGAGE-BACKED PASS-THROUGH CERTIFICATES, SERIES 2005-8

TABLE OF CONTENTS

ARTICLE I DEFINITIONS

22

ARTICLE II CONVEYANCE OF MORTGAGE LOANS; REPRESENTATIONS AND

WARRANTIES

82

SECTION 2.01

Conveyance of Trust Fund.

82

SECTION 2.02

Acceptance by the Trustee.

86

SECTION 2.03

Representations and Warranties of the Sellers, Master Servicer and

Servicers.

88

SECTION 2.04

Representations and Warranties of the Depositor as to the Mortgage

Loans.

91

SECTION 2.05

Delivery of Opinion of Counsel in Connection with Substitutions.

92

SECTION 2.06

Issuance of Certificates.

92

SECTION 2.07

REMIC Provisions.

92

SECTION 2.08

Covenants of the Master Servicer and each Servicer.

99

ARTICLE III ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

100

SECTION 3.01

Master Servicing and Servicing of Mortgage Loans.

100

SECTION 3.02

Subservicing; Enforcement of the Obligations of Subservicers.

102

SECTION 3.03

Master Servicing by Master Servicer of SPS Serviced Mortgage

Loans, GreenPoint Serviced Mortgage Loans and Wells Fargo

Serviced Mortgage Loans

104

SECTION 3.04

Trustee to Act as Master Servicer or Servicer.

105

SECTION 3.05

Collection of Mortgage Loans; Collection Accounts; Certificate

Account.

105

SECTION 3.06

Establishment of and Deposits to Escrow Accounts; Permitted

Withdrawals from Escrow Accounts; Payments of Taxes,

Insurance and Other Charges.

109

SECTION 3.07

Access to Certain Documentation and Information Regarding

the Non-Designated Mortgage Loans; Inspections.

110

SECTION 3.08

Permitted Withdrawals from the Collection Accounts and

Certificate Account.

111

SECTION 3.09

Maintenance of Hazard Insurance; Mortgage Impairment

Insurance and Mortgage Guaranty Insurance Policy; Claims;

Restoration of Mortgaged Property.

113

SECTION 3.10

Enforcement of Due-on-Sale Clauses; Assumption Agreements.

116

SECTION 3.11

Realization Upon Defaulted Mortgage Loans; Repurchase of

Certain Mortgage Loans.

118

SECTION 3.12

Trustee and Trust Administrator to Cooperate; Release of

Mortgage Files.

122

SECTION 3.13

Documents, Records and Funds in Possession a Servicer to be

Held for the Trust.

123

SECTION 3.14

Servicing Compensation and Master Servicing Compensation.

123

SECTION 3.15

Access to Certain Documentation.

124

SECTION 3.16

Annual Statement as to Compliance.

125

SECTION 3.17

Annual Independent Public Accountants’ Servicing Statement;

Financial Statements.

126

SECTION 3.18

Maintenance of Fidelity Bond and Errors and Omissions Insurance.

127

SECTION 3.19

Special Serviced Mortgage Loans.

128

SECTION 3.20

Designated Mortgage Loans.

129

SECTION 3.21

Indemnification of Servicers and Master Servicer

130

ARTICLE IV PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS

131

SECTION 4.01

Priorities of Distribution.

131

SECTION 4.02

Allocation of Losses.

156

SECTION 4.03

Recoveries.

159

SECTION 4.04

Monthly Statements to Certificateholders.

160

SECTION 4.05

Servicers and Master Servicer to Cooperate.

161

SECTION 4.06

Cross-Collateralization; Adjustment to Available Funds

161

SECTION 4.07

Distributions in Reduction of Special Retail Certificates

164

SECTION 4.08

The Yield Maintenance Agreement.

168

ARTICLE V ADVANCES BY THE MASTER SERVICER AND SERVICERS

171

SECTION 5.01

Advances by the Master Servicer and Servicers.

171

ARTICLE VI THE CERTIFICATES

173

SECTION 6.01

The Certificates.

173

SECTION 6.02

Registration of Transfer and Exchange of Certificates.

174

SECTION 6.03

Mutilated, Destroyed, Lost or Stolen Certificates.

179

SECTION 6.04

Persons Deemed Owners.

179

SECTION 6.05

Access to List of Certificateholders’ Names and Addresses.

180

SECTION 6.06

Maintenance of Office or Agency.

180

SECTION 6.07

Book-Entry Certificates.

180

SECTION 6.08

Notices to Clearing Agency.

181

SECTION 6.09

Definitive Certificates.

181

ARTICLE VII THE DEPOSITOR, THE SELLER, THE MASTER SERVICER,

THE SERVICERS AND THE SPECIAL SERVICER

183

SECTION 7.01

Liabilities of the Seller, the Depositor, the Master Servicer, the

Servicers and the Special Servicer.

183

SECTION 7.02

Merger or Consolidation of the Sellers, the Depositor, the Master

Servicer, the Servicers or the Special Servicer.

183

SECTION 7.03

Limitation on Liability of the Sellers, the Depositor, the Master

Servicer, the Servicers, the Special Servicer and Others.

184

SECTION 7.04

Master Servicer and Servicer Not to Resign; Transfer of

Servicing.

185

SECTION 7.05

Master Servicer, Sellers, Special Servicer and Servicers May

Own Certificates.

186

ARTICLE VIII DEFAULT

187

SECTION 8.01

Events of Default.

187

SECTION 8.02

Master Servicer or Trust Administrator to Act; Appointment

of Successor.

190

SECTION 8.03

Notification to Certificateholders.

192

SECTION 8.04

Waiver of Events of Default.

192

ARTICLE IX CONCERNING THE TRUSTEE

194

SECTION 9.01

Duties of Trustee.

194

SECTION 9.02

Certain Matters Affecting the Trustee.

195

SECTION 9.03

Trustee Not Liable for Certificates or Mortgage Loans.

197

SECTION 9.04

Trustee May Own Certificates.

197

SECTION 9.05

Trustee’s Fees and Expenses.

197

SECTION 9.06

Eligibility Requirements for Trustee.

198

SECTION 9.07

Resignation and Removal of Trustee.

198

SECTION 9.08

Successor Trustee.

199

SECTION 9.09

Merger or Consolidation of Trustee.

200

SECTION 9.10

Appointment of Co-Trustee or Separate Trustee.

200

SECTION 9.11

Office of the Trustee.

201

ARTICLE X CONCERNING THE TRUST ADMINISTRATOR

202

SECTION 10.01

Duties of Trust Administrator.

202

SECTION 10.02

Certain Matters Affecting the Trust Administrator.

204

SECTION 10.03

Trust Administrator Not Liable for Certificates or Mortgage

Loans.

205

SECTION 10.04

Trust Administrator May Own Certificates.

206

SECTION 10.05

Trust Administrator’s Fees and Expenses.

206

SECTION 10.06

Eligibility Requirements for Trust Administrator.

207

SECTION 10.07

Resignation and Removal of Trust Administrator.

207

SECTION 10.08

Successor Trust Administrator.

208

SECTION 10.09

Merger or Consolidation of Trust Administrator.

209

SECTION 10.10

Appointment of Co-Trust Administrator or Separate Trust

Administrator.

209

SECTION 10.11

Office of the Trust Administrator.

210

SECTION 10.12

Tax Return.

210

SECTION 10.13

Commission Reporting.

211

SECTION 10.14

Determination of Certificate Index.

213

ARTICLE XI TERMINATION

214

SECTION 11.01

Termination upon Liquidation or Purchase of all Mortgage

Loans.

214

SECTION 11.02

Procedure Upon Optional Termination or Auction Sale.

217

SECTION 11.03

Additional Termination Requirements.

219

ARTICLE XII MISCELLANEOUS PROVISIONS

221

SECTION 12.01

Amendment.

221

SECTION 12.02

Recordation of Agreement; Counterparts.

223

SECTION 12.03

Governing Law.

223

SECTION 12.04

Intention of Parties.

223

SECTION 12.05

Notices.

225

SECTION 12.06

Severability of Provisions.

225

SECTION 12.07

Limitation on Rights of Certificateholders.

226

SECTION 12.08

Certificates Nonassessable and Fully Paid.

226

SECTION 12.09

Protection of Assets.

227

SECTION 12.10

Non-Solicitation

227

ARTICLE XIII SPS AND THE MASTER SERVICER

229

SECTION 13.01

Reports and Notices.

229

SECTION 13.02

Master Servicer’s Oversight With Respect to the SPS Mortgage

Loans.

230

SECTION 13.03

Termination.

230

SECTION 13.04

Liability and Indemnification.

230

SECTION 13.05

Confidentiality.

231

EXHIBITS

Exhibit A:

Form of Class A Certificate

A-1

Exhibit B:

Form of Class B Certificate

B-1

Exhibit C:

Form of Class AR Certificate

C-1

Exhibit D:

Form of Class X Certificates

D-1

Exhibit E:

Form of Class P Certificate

E-1

Exhibit F:

[reserved]

F-1

Exhibit G:

[reserved]

G-1

Exhibit H:

Form of Reverse of Certificates

H-1

Exhibit I:

Form of Servicer Information

I-1

Exhibit J:

Form of Initial Certification of Trustee

J-1

Exhibit K:

Form of Final Certification of Trustee

K-1

Exhibit L:

Form of Request for Release

L-1

Exhibit M:

Form of Transferor Certificate

M-1

Exhibit N-1

Form of Investment Letter

N-1-1

Exhibit N-2:

Form of Rule 144A Letter

N-2-1

Exhibit O:

Form of Investor Transfer Affidavit and Agreement

O-1

Exhibit P:

Form of Transfer Certificate

P-1

Exhibit Q-1:

Form of SPS’ Mortgage Loans Report

Q-1-1

Exhibit Q-2:

Form of SPS’ Back-up Servicer Data

Q-2-1

Exhibit R:

Form of SPS’ Report for Liquidated Loans

R-1

Exhibit S:

Form of Monthly Statement to Certificateholders

S-1

Exhibit T:

Form of Depositor Certification

T-1

Exhibit U:

Form of Trust Administrator Certification

U-1

Exhibit V-1:

Form of Master Servicer Certification

V-1-1

Exhibit V-2:

Form of Servicer Certification

V-2-1

Exhibit W:

Form of Independent Accountants’ Report

W-1

Exhibit X:

[reserved]

X-1

Exhibit Y:

Form of Yield Maintenance Agreement

Y-1

SCHEDULES

Schedule I:

Mortgage Loan Schedule

I-1

Schedule IIA:

Representations and Warranties of DLJMC

IIA-1

Schedule IIB:

Representations and Warranties of Wells Fargo

IIB-1

Schedule IIC:

Representations and Warranties of WMMSC

IIC-1

Schedule IID:

Representations and Warranties of GreenPoint

IID-1

Schedule IIE:

Representations and Warranties of SPS

IIE-1

Schedule IIF:

Representations and Warranties of Wells Fargo

IIF-1

Schedule IIIA:

Representations and Warranties of DLJMC as to the DLJMC

Mortgage Loans

IIIA-1

Schedule IIIB:

Representations and Warranties of GreenPoint as to the GreenPoint

Mortgage Loans

IIIB-1

Schedule IV:

Aggregate PAC Schedule for Class III-A-9, Class III-A-10, Class III-

A-11, Class III-A-12, Class III-A-13, Class III-A-14 and Class III-A-

15 Certificates

IV-1

Schedule V:

TAC Schedule for Class III-A-7 Certificates

V-1

Schedule VI:

TAC Schedule for Class III-A-21 Certificates

VI-1

Schedule VII:

Aggregate PAC Schedule for Class IX-A-1, Class IX-A-3, Class IX-

A-6, Class IX-A-12 and Class IX-A-14 Certificates

VII-1

Schedule VIII:

Aggregate PAC Schedule for Class IX-A-6, Class IX-A-12 and

Class IX-A-14 Certificates

VIII-1

Schedule IX:

Aggregate TAC Schedule for Class IX-A-1, Class IX-A-3,

Class IX-A-5, Class IX-A-6, Class IX-A-9, Class IX-A-11,

Class IX-A-12 and Class IX-A-14 Certificates

IX-1

Schedule X:

Aggregate TAC Schedule for Class IX-A-9 and Class IX-A-11

Certificates

X-1

Schedule XI:

Yield Maintenance Notional Amounts for Class IX-A-9 Certificates

XI-1

THIS POOLING AND SERVICING AGREEMENT, dated as of August 1, 2005, is hereby executed by and among CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP., a Delaware corporation, as depositor (the “Depositor”), DLJ MORTGAGE CAPITAL, INC. (“DLJMC”), a Delaware corporation, as a seller (a “Seller”), as a servicer (a “Servicer”), WELLS FARGO BANK, N.A. (“Wells Fargo”), a national banking association, in its capacity as a servicer (a “Servicer”), as master servicer (the “Master Servicer”) and as trust administrator (the “Trust Administrator”), WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. (“WMMSC”), a Delaware corporation, as a servicer (a “Servicer”), GREENPOINT MORTGAGE FUNDING, INC., a New York corporation (“GreenPoint”), as a seller (in such capacity, a “Seller”), and as a servicer (in such capacity, a “Servicer”), SELECT PORTFOLIO SERVICING, INC. (“SPS”), a Utah corporation, in its capacity as a servicer (a “Servicer”) and in its capacity as a special servicer (the “Special Servicer”),  and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as trustee (the “Trustee”).  Capitalized terms used in this Agreement and not otherwise defined will have the meanings assigned to them in Article I below.

PRELIMINARY STATEMENT

[TO BE UPDATED BY TAX COUNSEL]

As provided herein, the Trust Administrator shall elect that the Trust Fund (exclusive of the Yield Maintenance Account, the Yield Maintenance Agreement and the Supplemental Interest Trust) be treated for federal income tax purposes as comprising six real estate mortgage investment conduits (each a “REMIC” or, in the alternative, “Subsidiary REMIC 1,” “Subsidiary REMIC 2,” “Subsidiary REMIC 3,” “Middle REMIC 1,” “Middle REMIC 2,” and “Master REMIC”).  Each Class of Certificates, other than the Class AR and Class AR-L Certificates, represents ownership of a regular interest in the Master REMIC for purposes of the REMIC Provisions.  The Class AR Certificates represent ownership of the sole class of residual interest in each of Middle REMIC 1, Middle REMIC 2, and the Master REMIC for purposes of the REMIC Provisions.  The Class AR-L Certificates represent ownership of the sole class of residual interest in Subsidiary REMIC 1, Subsidiary REMIC 2, and Subsidiary REMIC 3 for purposes of the REMIC Provisions.  The Master REMIC shall hold as its assets the several classes of uncertificated Middle Tier Interests in Middle REMIC 2 other than the Class MT2-R Interest, and each such Middle Tier Interest is hereby designated as a regular interest in Middle REMIC 2.  Middle REMIC 2 shall hold as its assets the several classes of uncertificated Middle Tier Interests in Middle REMIC 1 other than the Class MT1-R Interest, and each such Middle Tier Interest is hereby designated as a regular interest in Middle REMIC 1.  Middle REMIC 1 shall hold as its assets the several classes of uncertificated Lower Tier Interests in Subsidiary REMIC 1, Subsidiary REMIC 2, and Subsidiary REMIC 3, other than the Class LT1-R, Class LT2-R, and LT3-R Interests, and each such Lower Tier Interest is hereby designated as a regular interest in a Subsidiary REMIC.  Subsidiary REMIC 1 shall hold as its assets the Mortgage Loans in Loan Groups I,IV,V,VI, and IX, and all collections and accounts related thereto.  Subsidiary REMIC 2 shall hold as its assets the Mortgage Loans in Loan Groups II and III and all collections and accounts related thereto. Subsidiary REMIC 3 shall hold as its assets the Mortgage Loans in Loan Groups VII and VIII and all collections and accounts related thereto.  The startup day for each REMIC created hereby for purposes of the REMIC Provisions is the Closing Date.  In addition, for purposes of the REMIC Provisions, the latest possible maturity date for each regular interest in each REMIC created hereby is the Distribution Date following the third anniversary of the scheduled maturity date of the Mortgage Loan having the latest scheduled maturity date as of the Cut-off Date.

Subsidiary REMIC 1

The following table sets forth (or describes) the class designation, interest rate, and initial principal amount for each uncertificated REMIC interest in Subsidiary REMIC 1:

Subsidiary REMIC 1 Interest	Initial Principal Balance	Interest Rate	Corresponding Class of Master REMIC Certificates
LT1-Grp I	(1)	5.250%	N/A
LT1-I-X	(2)	(2)	D-X
LT1-I-PO	(3)	(4)	A-P
LT1-Grp IV	(5)	6.000%	N/A
LT1-IV-X	(6)	(6)	D-X
LT1-IV-PO	(7)	(8)	A-P
LT1-Grp V	(9)	5.500%	N/A
LT1-V-X	(10)	(10)	D-X
LT1-Grp VI	(11)	5.500%	N/A
LT1-VI-X	(12)	(12)	A-X
LT1-VI-PO	(13)	(14)	A-P
LT1-Grp IX	(15)	5.500%	N/A
LT1-IX-X	(16)	(16)	A-X
LT1-IX-PO	(17)	(18)	A-P
LT1-R	(19)	(19)	N/A

________________

(1)

This interest has an initial principal balance equal to the sum of (i) the aggregate of the Stated Principal Balances, as of the Cut-Off Date, of each Group I Mortgage Loan less (ii) the sum of the following amounts for each Class P Mortgage Loan in Loan Group I: the applicable Class P Fraction of such Class P Mortgage Loan multiplied by the Stated Principal Balance of such Class P Mortgage Loan as of the Cut-Off Date.

(2)

This interest shall be entitled to receive on each Distribution Date the amount of interest that accrues on each Group I Mortgage Loan that is a Premium Rate Mortgage Loan at a rate equal to the Net Mortgage Rate of such Mortgage Loan less the Required Coupon for Loan Group I.

(3)

This interest has an initial principal balance equal to (i) the Initial Class Principal Balance of the Class A-P Certificates less (ii) the portion of such Initial Class Principal Balance that is attributable to any Loan Group other than Loan Group I.

(4)

This interest is a principal-only interest and shall not bear interest.

(5)

This interest has an initial principal balance equal to the sum of (i) the aggregate of the Stated Principal Balances, as of the Cut-Off Date, of each Group IV Mortgage Loan less (ii) the sum of the following amounts for each Class P Mortgage Loan in Loan Group IV: the applicable Class P Fraction of such Class P Mortgage Loan multiplied by the Stated Principal Balance of such Class P Mortgage Loan as of the Cut-Off Date.

(6)

This interest shall be entitled to receive on each Distribution Date the amount of interest that accrues on each Group IV Mortgage Loan that is a Premium Rate Mortgage Loan at a rate equal to the Net Mortgage Rate of such Mortgage Loan less the Required Coupon for Loan Group IV.

(7)

This interest has an initial principal balance equal to (i) the Initial Class Principal Balance of the Class A-P Certificates less (ii) the portion of such Initial Class Principal Balance that is attributable to any Loan Group other than Loan Group IV.

(8)

This interest is a principal-only interest and shall not bear interest.

(9)

This interest has an initial principal balance equal to the sum of (i) the aggregate of the Stated Principal Balances, as of the Cut-Off Date, of each Group V Mortgage Loan.

(10)

This interest shall be entitled to receive on each Distribution Date the amount of interest that accrues on each Group V Mortgage Loan that is a Premium Rate Mortgage Loan at a rate equal to the Net Mortgage Rate of such Mortgage Loan less the Required Coupon for Loan Group V.

(11)

This interest has an initial principal balance equal to the sum of (i) the aggregate of the Stated Principal Balances, as of the Cut-Off Date, of each Group VI Mortgage Loan less (ii) the sum of the following amounts for each Class P Mortgage Loan in Loan Group VI: the applicable Class P Fraction of such Class P Mortgage Loan multiplied by the Stated Principal Balance of such Class P Mortgage Loan as of the Cut-Off Date.

(12)

This interest shall be entitled to receive on each Distribution Date the amount of interest that accrues on each Group VI Mortgage Loan that is a Premium Rate Mortgage Loan at a rate equal to the Net Mortgage Rate of such Mortgage Loan less the Required Coupon for Loan Group VI.

(13)

This interest has an initial principal balance equal to (i) the Initial Class Principal Balance of the Class A-P Certificates less (ii) the portion of such Initial Class Principal Balance that is attributable to any Loan Group other than Loan Group VI.

(14)

This interest is a principal-only interest and shall not bear interest.

(15)

This interest has an initial principal balance equal to the sum of (i) the aggregate of the Stated Principal Balances, as of the Cut-Off Date, of each Group IX Mortgage Loan less (ii) the sum of the following amounts for each Class P Mortgage Loan in Loan Group IX: the applicable Class P Fraction of such Class P Mortgage Loan multiplied by the Stated Principal Balance of such Class P Mortgage Loan as of the Cut-Off Date.

(16)

This interest shall be entitled to receive on each Distribution Date the amount of interest that accrues on each Group IX Mortgage Loan that is a Premium Rate Mortgage Loan at a rate equal to the Net Mortgage Rate of such Mortgage Loan less the Required Coupon for Loan Group IX.

(17)

This interest has an initial principal balance equal to (i) the Initial Class Principal Balance of the Class A-P Certificates less (ii) the portion of such Initial Class Principal Balance that is attributable to any Loan Group other than Loan Group IX.

(18)

This interest is a principal-only interest and shall not bear interest.

(19)

The Class LT1-R Interest is the sole class of residual interest in Subsidiary REMIC 1.  It does not have an interest rate or a principal balance.  The Class AR-L Certificate represents beneficial ownership interest of the Class LT1-R Interest.

On each Distribution Date, the Trust Administrator shall allocate interest (in an amount equal to the aggregate amount of interest distributable on such Distribution Date with respect to the Mortgage Loans in Loan Groups I,IV,V,VI, and IX) to the Interests in Subsidiary REMIC 1 at the rates shown above, pro rata, based on the amount of interest accrued on each such Interest for the related Interest Accrual Period.

On each Distribution Date, principal collections and realized losses with respect to the Mortgage Loans in Loan Groups I,IV,V,VI, and IX shall be allocated to a Subsidiary REMIC 1 Interest in accordance with the respective amounts of principal collections and realized losses with respect to such Mortgage Loans allocated to any Corresponding Class of Master REMIC Certificates for such Subsidiary REMIC 1 Interest.  Any remaining amounts of principal collections and realized losses with respect to the Group I,IV,V,VI, and IX Mortgage Loans shall be allocated to the Class LT1-Grp I,IV,V,VI, or IX Interests, respectively.

Subsidiary REMIC 2

The following table sets forth (or describes) the class designation, interest rate, and initial principal amount for each uncertificated REMIC interest in Subsidiary REMIC 2:

Subsidiary REMIC 2 Interest	Initial Principal Balance	Interest Rate	Corresponding Class of Master REMIC Certificates
LT2-Grp II	(1)	6.000%	N/A
LT2-II-X	(2)	(2)	A-X
LT2-II-PO	(3)	(4)	A-P
LT2-Grp III	(5)	5.500%	N/A
LT2-III-X	(6)	(6)	A-X
LT2-III-PO	(7)	(8)	A-P
LT2-R	(9)	(9)	N/A

________________

(1)

This interest has an initial principal balance equal to the sum of (i) the aggregate of the Stated Principal Balances, as of the Cut-Off Date, of each Group II Mortgage Loan less (ii) the sum of the following amounts for each Class P Mortgage Loan in Loan Group II: the applicable Class P Fraction of such Class P Mortgage Loan multiplied by the Stated Principal Balance of such Class P Mortgage Loan as of the Cut-Off Date.

(2)

This interest shall be entitled to receive on each Distribution Date the amount of interest that accrues on each Group II Mortgage Loan that is a Premium Rate Mortgage Loan at a rate equal to the Net Mortgage Rate of such Mortgage Loan less the Required Coupon for Loan Group II.

(3)

This interest has an initial principal balance equal to (i) the Initial Class Principal Balance of the Class A-P Certificates less (ii) the portion of such Initial Class Principal Balance that is attributable to any Loan Group other than Loan Group II.

(4)

This interest is a principal-only interest and shall not bear interest.

(5)

This interest has an initial principal balance equal to the sum of (i) the aggregate of the Stated Principal Balances, as of the Cut-Off Date, of each Group III Mortgage Loan less (ii) the sum of the following amounts for each Class P Mortgage Loan in Loan Group III: the applicable Class P Fraction of such Class P Mortgage Loan multiplied by the Stated Principal Balance of such Class P Mortgage Loan as of the Cut-Off Date.

(6)

This interest shall be entitled to receive on each Distribution Date the amount of interest that accrues on each Group III Mortgage Loan that is a Premium Rate Mortgage Loan at a rate equal to the Net Mortgage Rate of such Mortgage Loan less the Required Coupon for Loan Group III.

(7)

This interest has an initial principal balance equal to (i) the Initial Class Principal Balance of the Class A-P Certificates less (ii) the portion of such Initial Class Principal Balance that is attributable to any Loan Group other than Loan Group III.

(8)

This interest is a principal-only interest and shall not bear interest.

(9)

The Class LT2-R Interest is the sole class of residual interest in Subsidiary REMIC 2.  It does not have an interest rate or a principal balance.  The Class AR-L Certificate represents beneficial ownership interest of the Class LT2-R Interest.

On each Distribution Date, the Trust Administrator shall allocate interest (in an amount equal to the aggregate amount of interest distributable on such Distribution Date with respect to the Mortgage Loans in Loan Groups II and III) to the Interests in Subsidiary REMIC 2 at the rates shown above, pro rata, based on the amount of interest accrued on each such Interest for the related Interest Accrual Period.

On each Distribution Date, principal collections and realized losses with respect to the Mortgage Loans in Loan Groups II and III shall be allocated to a Subsidiary REMIC 2 Interest in accordance with the respective amounts of principal collections and realized losses with respect to such Mortgage Loans allocated to any Corresponding Class of Master REMIC Certificates for such Subsidiary REMIC 2 Interest.  Any remaining amounts of principal collections and realized losses with respect to the Group II and Group III Mortgage Loans shall be allocated to the Class LT2-Grp II and Class LT2-Grp III Interests, respectively.

Subsidiary REMIC 3

The following table sets forth (or describes) the class designation, interest rate, and initial principal amount for each uncertificated REMIC interest in Subsidiary REMIC 3:

Subsidiary REMIC 3 Interest	Initial Principal Balance	Interest Rate	Corresponding Class of Master REMIC Certificates
LT3-Grp VII	(1)	7.000%	N/A
LT3-VII-X	(2)	(2)	D-X
LT3-VII-PO	(3)	(4)	A-P
LT3-Grp VIII	(5)	7.000%	N/A
LT3-VIII-X	(6)	(6)	D-X
LT3-VIII-PO	(7)	(8)	A-P
LT3-R	(9)	(9)	N/A

________________

(1)

This interest has an initial principal balance equal to the sum of (i) the aggregate of the Stated Principal Balances, as of the Cut-Off Date, of each Group VII Mortgage Loan less (ii) the sum of the following amounts for each Class P Mortgage Loan in Loan Group VII: the applicable Class P Fraction of such Class P Mortgage Loan multiplied by the Stated Principal Balance of such Class P Mortgage Loan as of the Cut-Off Date.

(2)

This interest shall be entitled to receive on each Distribution Date the amount of interest that accrues on each Group VII Mortgage Loan that is a Premium Rate Mortgage Loan at a rate equal to the Net Mortgage Rate of such Mortgage Loan less the Required Coupon for Loan Group VII.

(3)

This interest has an initial principal balance equal to (i) the Initial Class Principal Balance of the Class A-P Certificates less (ii) the portion of such Initial Class Principal Balance that is attributable to any Loan Group other than Loan Group VII.

(4)

This interest is a principal-only interest and shall not bear interest.

(5)

This interest has an initial principal balance equal to the sum of (i) the aggregate of the Stated Principal Balances, as of the Cut-Off Date, of each Group VIII Mortgage Loan less (ii) the sum of the following amounts for each Class P Mortgage Loan in Loan Group VIII: the applicable Class P Fraction of such Class P Mortgage Loan multiplied by the Stated Principal Balance of such Class P Mortgage Loan as of the Cut-Off Date.

(6)

This interest shall be entitled to receive on each Distribution Date the amount of interest that accrues on each Group VIII Mortgage Loan that is a Premium Rate Mortgage Loan at a rate equal to the Net Mortgage Rate of such Mortgage Loan less the Required Coupon for Loan Group VIII.

(7)

This interest has an initial principal balance equal to (i) the Initial Class Principal Balance of the Class A-P Certificates less (ii) the portion of such Initial Class Principal Balance that is attributable to any Loan Group other than Loan Group VIII.

(8)

This interest is a principal-only interest and shall not bear interest.

(9)

The Class LT3-R Interest is the sole class of residual interest in Subsidiary REMIC 3.  It does not have an interest rate or a principal balance.  The Class AR-L Certificate represents beneficial ownership interest of the Class LT3-R Interest.

On each Distribution Date, the Trust Administrator shall allocate interest (in an amount equal to the aggregate amount of interest distributable on such Distribution Date with respect to the Mortgage Loans in Loan Groups VII and VIII) to the Interests in Subsidiary REMIC 3 at the rates shown above, pro rata, based on the amount of interest accrued on each such Interest for the related Interest Accrual Period.

On each Distribution Date, principal collections and realized losses with respect to the Mortgage Loans in Loan Groups VII and VIII shall be allocated to a Subsidiary REMIC 3 Interest in accordance with the respective amounts of principal collections and realized losses with respect to such Mortgage Loans allocated to any Corresponding Class of Master REMIC Certificates for such Subsidiary REMIC 3 Interest.  Any remaining amounts of principal collections and realized losses with respect to the Group VII and Group VIII Mortgage Loans shall be allocated to the Class LT3-Grp VII and Class LT3-Grp VIII Interests, respectively.

Middle REMIC 1

The following table sets forth (or describes) the class designation, interest rate, and initial principal amount for each class of Middle REMIC 1 Interests.

Middle REMIC 1 Interest	Initial Principal Balance	Interest Rate	Corresponding Class of Master REMIC Certificates
MT1-IX	(1)	(1)	D-X
MT1-IIX	(2)	(2)	A-X
MT1-IIIX	(3)	(3)	A-X
MT1-IVX	(4)	(4)	D-X
MT1-VX	(5)	(5)	D-X
MT1-VIX	(6)	(6)	A-X
MT1-VIIX	(7)	(7)	D-X
MT1-VIIIX	(8)	(8)	D-X
MT1-IXX	(9)	(9)	A-X
MT1-AP	$ 3,107,374	(10)	A-P
MT1-Grp-I,IV,V,VI&IX	(11)	(12)	N/A
MT1-Grp-II&III	(13)	(14)	N/A
MT1-Grp-VII&VIII	(15)	7.000%	N/A
MT1-GSA-B-1	(16)	(12)	N/A
MT1-GSA-B-2	(16)	(12)	N/A
MT1-GSA-CB-1	(17)	(14)	N/A
MT1-GSA-CB-2	(17)	(14)	N/A
MT1-GSA-DB	(18)	7.000%	N/A
MT1-R	(19)	(19)	N/A

________________

(1)

This interest shall be entitled to receive on each Distribution Date the amount of interest that accrues on the Class LT1-I-X Interest.

(2)

This interest shall be entitled to receive on each Distribution Date the amount of interest that accrues on the Class LT2-II-X Interest.

(3)

This interest shall be entitled to receive on each Distribution Date the amount of interest that accrues on the Class LT2-III-X interest.

(4)

This interest shall be entitled to receive on each Distribution Date the amount of interest that accrues on the Class LT1-IV-X interest.

(5)

This interest shall be entitled to receive on each Distribution Date the amount of interest that accrues on the Class LT1-V-X interest.

(6)

This interest shall be entitled to receive on each Distribution Date the amount of interest that accrues on the Class LT1-VI-X interest.

(7)

This interest shall be entitled to receive on each Distribution Date the amount of interest that accrues on the Class LT3-VII-X interest.

(8)

This interest shall be entitled to receive on each Distribution Date the amount of interest that accrues on the Class LT3-VIII-X interest.

(9)

This interest shall be entitled to receive on each Distribution Date the amount of interest that accrues on the Class LT1-IX-X interest.

(10)

This interest is a principal-only interest and shall not bear interest.

(11)

This interest has an initial principal balance equal to the product of 99% and the aggregate of the Stated Principal Balances of each Mortgage Loan in Loan Groups I,IV,V,VI, and IX as of the Cut-Off Date, less the sum of the Initial Principal Balances of the Class LT1-I-PO, LT1-IV-PO, LT1-VI-PO, and Class LT1-IX-PO interests.

(12)

This interest shall bear interest at a rate equal to the weighted average rate of the Class LT1-Grp-I, IV, V, VI, and IX Interests, weighted on the outstanding principal balances of such interests.

(13)

This interest has an initial principal balance equal to the product of 99% and (i) the aggregate of the Stated Principal Balances of each Mortgage Loan in Loan Groups II and III as of the Cut-Off Date less (ii) the Initial Principal Balance of the Class LT2-II-PO and Class LT2-III-PO Interests.

(14)

This interest shall bear interest at a rate equal to the weighted average rate of the Class LT2-Grp-II and LT2-Grp III Interests, weighted on the outstanding principal balances of such interests.

(15)

This interest has an initial principal balance equal to the product of 99% and (i) the aggregate of the Stated Principal Balances of each Mortgage Loan in Loan Groups VII and VIII as of the Cut-Off Date less (ii) the Initial Principal Balance of the Class LT3-VII-PO and Class LT3-VIII-PO Interests.

(16)

This interest has an initial principal balance equal to the product of 0.5% and (i) the aggregate of the Stated Principal Balances of each Mortgage Loan in Loan Groups I, IV, V, VI, and IX  as of the Cut-Off Date less (ii) the sum of the Initial Principal Balances of the Class LT1-I-PO, LT1-IV-PO, LT1-VI-PO, and LT1-IX-PO Interests.

(17)

This interest has an initial principal balance equal to the product of 0.5% and (i) the aggregate of the Stated Principal Balances of each Mortgage Loan in Loan Groups II and III  as of the Cut-Off Date less (ii) the sum of the Initial Principal Balances of the Class LT2-II-PO and Class LT2-III-PO Interests.

(18)

This interest has an initial principal balance equal to the product of 1% and (i) the aggregate of the Stated Principal Balances of each Mortgage Loan in Loan Groups VII and VII as of the Cut-off Date less (ii) the Initial Principal Balance of the Class LT3-VII-PO and Class LT3-VIII Interests.

(19)

The Class MT1-R Interest is the sole class of residual interest in Middle REMIC 1.  It does not have an interest rate or a principal balance.

On each Distribution Date, the Trust Administrator shall allocate interest (in an amount equal to the aggregate amount of interest distributable on such Distribution Date with respect to the Mortgage Loans) to the Interests in Middle REMIC 1 at the rates shown above, pro rata, based on the amount of interest accrued on each such Interest for the related Interest Accrual Period; provided, however, that (i) interest that accrues on the Class MT1-Grp-I,IV,V,VI&IX Interest shall be deferred to the extent necessary to make the principal distributions described below on the Class MT1-GSA-B-1 and Class MT1-GSA-B-2 Interests, (ii) interest that accrues on the Class MT1-Grp-II&III Interest shall be deferred to the extent necessary to make the principal distributions described below on the Class MT1-GSA-CB-1 and Class MT1-GSA-CB-2 Interests, and (iii) interest that accrues on the Class MT1-Grp-VII&VIII Interest shall be deferred to the extent necessary to make the principal distributions described below on the Class MT1-GSA-DB Interest.  Any interest so deferred on the Class MT1-Grp-I,IV,V,VI&IX, Class MT1-II&III, or Class MT1-VII&VIII Interest shall itself bear interest at the interest rate of such Interest.

On each Distribution Date, principal collections and realized losses with respect to the Mortgage Loans in Loan Group I,IV,V,VI and IX shall be allocated as follows:

First, to each Middle REMIC Interest corresponding to Loan Group I,IV,V,V,VI, and IX in accordance with the respective amounts of principal collections and realized losses with respect to such Mortgage Loans allocated to any Corresponding Class of Master REMIC Certificates for such Middle REMIC Interest; and

Second, provided a Group B Certificate is still outstanding, to the Class MT1-GSA-B-1 and Class MT1-GSA-B-2 Interests, the minimum amount (including deferred interest on the Class MT1-Grp I,IV,V,VI&IX Interest to the extent necessary) to each such that, following such allocations:

(i)

the weighted average of the interest rates of such classes (determined by subjecting the Class MT1-GSA-B-1 Interest to a floor of 6.914000% and the Class MT1-GSA-B-2 Interest to a cap of  4.000%) equals the pass-through rate of the Group B Certificates for the following Accrual Period; and

(ii)

the aggregate of the principal balances of the Class MT1-GSA-B-1 and Class MT1-GSA-B-2  Interests is no greater than 1% of the aggregate of the principal balances of the Class LT1-Grp I,IV,V,VI, and IX Interests as of such Distribution Date.

Third, if the Group B Certificates are no longer outstanding, to the Class MT1-GSA-B-1 and Class MT1-GSA-B-2 Interests, pro rata, based on their outstanding principal amounts until the aggregate of the principal balances of the Class MT1-GSA-B-1 and Class MT1-GSA-B-2 Interests equals 1% of the aggregate of the principal balances of the Class LT1-Grp-I,IV,V,VI, and IX Interests as of such Distribution Date; and

Fourth, to the Class MT1-Grp-I,IV,V,VI&IX Interest.

On each Distribution Date, principal collections and realized losses with respect to the Mortgage Loans in Loan Groups II and III shall be allocated as follows:

First, to each Middle REMIC Interest corresponding to Loan Groups II and III in accordance with the respective amounts of principal collections and realized losses with respect to such Mortgage Loans allocated to any Corresponding Class of Master REMIC Certificates for such Middle REMIC Interest; and

Second, provided a Group C-B Certificate is still outstanding, to the Class MT1-GSA-CB-1 and Class MT1-GSA-CB-2 Interests, the minimum amount (including deferred interest on the Class MT1-Grp II&III Interest to the extent necessary) to each such that, following such allocations:

(i)

the weighted average of the interest rates of such classes (determined by subjecting the Class MT1-GSA-CB-1 Interest to a floor of 7.306000% and the Class MT1-GSA-CB-2 Interest to a cap of  4.000%) equals the pass-through rate of the Group C-B Certificates for the following Accrual Period; and

(ii)

the aggregate of the principal balances of the Class MT1-GSA-CB-1 and Class MT1-GSA-CB-2  Interests is no greater than 1% of the aggregate of the principal balances of the Class LT2-Grp II and Class LT2-Grp III Interests as of such Distribution Date.

Third, if the Group C-B Certificates are no longer outstanding, to the Class MT1-GSA-CB-1 and Class MT1-GSA-CB-2 Interests, pro rata, based on their outstanding principal amounts until the aggregate of the principal balances of the Class MT1-GSA-CB-1 and Class MT1-GSA-CB-2 Interests equals 1% of the aggregate of the principal balances of the Class LT2-Grp-II and LT2-Grp-III Interests as of such Distribution Date; and

Fourth, to the Class MT1-Grp-II&III Interest.

On each Distribution Date, principal collections and realized losses with respect to the Mortgage Loans in Loan Groups VII and VIII shall be allocated as follows:

First, to each Middle REMIC Interest corresponding to Loan Groups VII and VIII in accordance with the respective amounts of principal collections and realized losses with respect to such Mortgage Loans allocated to any Corresponding Class of Master REMIC Certificates for such Middle REMIC Interest; and

Second, to the Class MT1-GSA-DB Interest until the principal balance of the Class MT1-GSA-DB Interest equals 1% of the aggregate of the principal balances of the Class LT3-Grp VII and Class LT3-Grp VIII Interest as of such Distribution Date; and

Third, to the Class MT1-Grp-VII&VIII Interest.

Middle REMIC 2

The following table sets forth (or describes) the class designation, interest rate, and initial principal amount for each class of Middle REMIC 2 Interests.

Middle REMIC 2 Interests	Initial Principal Balance	Interest Rate (per annum)	Corresponding Class of Master REMIC Certificates
MT2-IX	(1)	(1)	D-X
MT2-IIX	(2)	(2)	A-X
MT2-IIIX	(3)	(3)	A-X
MT2-IVX	(4)	(4)	D-X
MT2-VX	(5)	(5)	D-X
MT2-VIX	(6)	(6)	A-X
MT2-VIIX	(7)	(7)	D-X
MT2-VIIIX	(8)	(8)	D-X
MT2-IXX	(9)	(9)	A-X
MT2-A-P	(10)	0.000%	A-P
MT2-I-A-1	(10)	5.250%	I-A-1
MT2-I-A-2	(10)	5.250%	I-A-2
MT2-I-A-3	(10)	5.250%	I-A-3
MT2-I-A-4	(10)	5.250%	I-A-4
MT2-II-A-1	(10)	6.000%	II-A-1
MT2-II-A-2	(10)	6.000%	II-A-2
MT2-III-A-1	(10)	5.250%	III-A-1
MT2-III-A-2	(10)	5.500%	III-A-2
MT2-III-A-3	(10)	6.000%	III-A-3
MT2-III-A-4	(10)	6.000%	III-A-4
MT2-III-A-5	(10)	6.000%	III-A-5, III-A-6
MT2-III-A-7	(10)	5.500%	III-A-7
MT2-III-A-8	(10)	5.500%	III-A-8
MT2-III-A-9	(10)	5.500%	III-A-9
MT2-III-A-10	(10)	5.500%	III-A-10
MT2-III-A-11	(10)	5.500%	III-A-11
MT2-III-A-12	(10)	5.500%	III-A-12
MT2-III-A-13	(10)	5.500%	III-A-13
MT2-III-A-14	(10)	5.500%	III-A-14
MT2-III-A-15	(10)	5.500%	III-A-15
MT2-III-A-16	(10)	5.500%	III-A-16
MT2-III-A-17	(10)	5.500%	III-A-17
MT2-III-A-18	(10)	5.000%	III-A-18
MT2-III-A-19	(10)	5.500%	III-A-19
MT2-III-A-20	(10)	6.000%	III-A-20
MT2-III-A-21	(10)	5.500%	III-A-21
MT2-III-A-22	(10)	5.500%	III-A-22
MT2-IV-A-1	(10)	6.000%	IV-A-1
MT2-V-A-1	(10)	5.500%	V-A-1
MT2-V-A-2	(10)	5.500%	V-A-2
MT2-V-A-3	(10)	5.500%	V-A-3
MT2-VI-A-1	(10)	5.500%	VI-A-1
MT2-VII-A-1	(10)	7.000%	VII-A-1
MT2-VIII-A-1	(10)	7.000%	VIII-A-1
MT2-IX-A-1	(10)	5.500%	IX-A-1, IX-A-2
MT2-IX-A-3	(10)	5.500%	IX-A-3
MT2-IX-A-4	(10)	5.500%	IX-A-4
MT2-IX-A-5	(10)	5.500%	IX-A-5
MT2-IX-A-6	(10)	5.500%	IX-A-2, IX-A-6
MT2-IX-A-7	(10)	5.500%	IX-A-7
MT2-IX-A-8	(10)	5.500%	IX-A-8
MT2-IX-A-9	(10)	5.500%	IX-A-9, IX-A-10
MT2-IX-A-11	(10)	5.500%	IX-A-11
MT2-IX-A-12	(10)	5.500%	IX-A-12
MT2-IX-A-13	(10)	5.500%	IX-A-13
MT2-IX-A-14	(10)	5.500%	IX-A-2, IX-A-14
MT2-IX-A-15	(10)	5.500%	IX-A-15
MT2-B-A	(11)	(14)	B Certificates
MT2-B-B	(11)	(14)	B Certificates
MT2-CB-A	(12)	(15)	C-B Certificates
MT2-CB-B	(12)	(15)	C-B Certificates
MT2-D-B	(13)	7.000%	D-B Certificates
MT2-R	(16)	(16)	(16)

____________________

(1)

This interest shall be entitled to receive on each Distribution Date the amount of interest that accrues on each Group I Mortgage Loan that is a Premium Rate Mortgage Loan at a rate equal to the Net Mortgage Rate of such Mortgage Loan less the Required Coupon for Loan Group I.

(2)

This interest shall be entitled to receive on each Distribution Date the amount of interest that accrues on each Group II Mortgage Loan that is a Premium Rate Mortgage Loan at a rate equal to the Net Mortgage Rate of such Mortgage Loan less the Required Coupon for Loan Group II.

(3)

This interest shall be entitled to receive on each Distribution Date the amount of interest that accrues on each Group III Mortgage Loan that is a Premium Rate Mortgage Loan at a rate equal to the Net Mortgage Rate of such Mortgage Loan less the Required Coupon for Loan Group III.

(4)

This interest shall be entitled to receive on each Distribution Date the amount of interest that accrues on each Group IV Mortgage Loan that is a Premium Rate Mortgage Loan at a rate equal to the Net Mortgage Rate of such Mortgage Loan less the Required Coupon for Loan Group IV.

(5)

This interest shall be entitled to receive on each Distribution Date the amount of interest that accrues on each Group V Mortgage Loan that is a Premium Rate Mortgage Loan at a rate equal to the Net Mortgage Rate of such Mortgage Loan less the Required Coupon for Loan Group V.

(6)

This interest shall be entitled to receive on each Distribution Date the amount of interest that accrues on each Group VI Mortgage Loan that is a Premium Rate Mortgage Loan at a rate equal to the Net Mortgage Rate of such Mortgage Loan less the Required Coupon for Loan Group VI.

(7)

This interest shall be entitled to receive on each Distribution Date the amount of interest that accrues on each Group VII Mortgage Loan that is a Premium Rate Mortgage Loan at a rate equal to the Net Mortgage Rate of such Mortgage Loan less the Required Coupon for Loan Group VII

(8)

This interest shall be entitled to receive on each Distribution Date the amount of interest that accrues on each Group VIII Mortgage Loan that is a Premium Rate Mortgage Loan at a rate equal to the Net Mortgage Rate of such Mortgage Loan less the Required Coupon for Loan Group VIII.

(9)

This interest shall be entitled to receive on each Distribution Date the amount of interest that accrues on each Group IX Mortgage Loan that is a Premium Rate Mortgage Loan at a rate equal to the Net Mortgage Rate of such Mortgage Loan less the Required Coupon for Loan Group IX.

(10)

This interest has an initial principal balance equal to the class principal balance of its Corresponding Class of Master REMIC Certificates.

(11)

This interest has an initial principal balance equal to one half of the aggregate class principal balance of the Class B Certificates.

(12)

This interest has an initial principal balance equal to one half of the aggregate class principal balance of the Class C-B Certificates.

(13)

This interest has an initial principal balance equal to the aggregate class principal balance of the Class D-B Certificates.

(14)

This Class shall bear interest at the same rate as the Group B Certificates.

(15)

This Class shall bear interest at the same rate as the Group C-B Certificates.

(16)

The Class MT2-R Interest is the sole class of residual interest in Middle REMIC 2.  It does not have an interest rate or a principal balance.

On each Distribution Date, the Trust Administrator shall allocate interest (in an amount equal to the aggregate amount of interest distributable on such Distribution Date with respect to the Mortgage Loans) to the Interests in Middle REMIC 2 at the rates shown above, pro rata, based on the amount of interest accrued on each such Interest for the related Interest Accrual Period.

On each Distribution Date, principal collections and realized losses with respect to the Mortgage Loans shall be allocated to each Middle REMIC 2 Interest in accordance with the respective amounts of principal collections and realized losses with respect to such Mortgage Loans allocated to any Corresponding Class of Master REMIC Certificates for such Middle REMIC Interest; provided that any allocation between the Class MT2-B-A and Class MT2-B-B Interests and that Class MT2-CB-A and Class MT2-CB-B Interests shall be made equally between such Interests.

Master REMIC

Master REMIC Class Designation	Initial Class Principal or Class Notional Amount	Pass-Through Rate	Minimum Denominations	Integral Multiples in Excess of Minimum Denominations
Class I-A-1 Certificates	$167,000,000.00	5.250%	$25,000	$1
Class I-A-2 Certificates	$2,821,350.00	5.250%	$25,000	$1
Class I-A-3 Certificates	$18,000,000.00	5.250%	$25,000	$1
Class I-A-4 Certificates	$1,000,000.00	5.250%	$25,000	$1
Class II-A-1 Certificates	$95,400,000.00	6.000%	$25,000	$1
Class II-A-2 Certificates	$5,066,303.00	6.000%	$25,000	$1
Class III-A-1 Certificates	$26,633,334.00	5.250%	$1,000	$1
Class III-A-2 Certificates	$200,754.00	5.500%	$1,000	$1
Class III-A-3 Certificates	$3,117,666.00	6.000%	$1,000	$1
Class III-A-4 Certificates	$199,000.00	6.000%	$1,000	$1
Class III-A-5 Certificates	$10,000,000.00	Variable (1)	$25,000	$1
Class III-A-6 Certificates	Notional(2)	Variable (3)	$100,000	$1
Class III-A-7 Certificates	$3,000,000.00	5.500%	$1,000	$1
Class III-A-8 Certificates	$2,000,000.00	5.500%	$1,000	$1
Class III-A-9 Certificates	$57,000,000.00	5.500%	$25,000	$1
Class III-A-10 Certificates	$18,200,000.00	5.500%	$1,000	$1
Class III-A-11 Certificates	$4,506,400.00	5.500%	$1,000	$1
Class III-A-12 Certificates	$1,000,000.00	5.500%	$1,000	$1
Class III-A-13 Certificates	$28,750,000.00	5.500%	$25,000	$1
Class III-A-14 Certificates	$14,256,000.00	5.500%	$1,000	$1
Class III-A-15 Certificates	$19,228,600.00	5.500%	$1,000	$1
Class III-A-16 Certificates	$371,000.00	5.500%	$25,000	$1
Class III-A-17 Certificates	$2,000,000.00	5.500%	$1,000	$1
Class III-A-18 Certificates	$3,000,000.00	5.000%	$1,000	$1,000
Class III-A-19 Certificates	$1,000,000.00	5.500%	$1,000	$1,000
Class III-A-20 Certificates	$3,000,000.00	6.000%	$1,000	$1,000
Class III-A-21 Certificates	$22,852,000.00	5.500%	$1,000	$1
Class III-A-22 Certificates	$7,941,920.00	5.500%	$25,000	$1
Class IV-A-1 Certificates	$46,286,826.00	6.000%	$25,000	$1
Class V-A-1 Certificates	$30,000,000.00	Variable (4)	$25,000	$1
Class V-A-2 Certificates	$5,944,369.00	5.500%	$25,000	$1
Class V-A-3 Certificates	$82,500,000.00	Variable (5)	$25,000	$1
Class VI-A-1 Certificates	$19,920,025.00	5.500%	$25,000	$1
Class VII-A-1 Certificates	$122,225,227.00	7.000%	$25,000	$1
Class VIII-A-1 Certificates	$76,152,853.00	7.000%	$25,000	$1
Class IX-A-1 Certificates	$64,454,000.00	4.750%	$25,000	$1
Class IX-A-2 Certificates	Notional(6)	5.500%	$100,000	$1
Class IX-A-3 Certificates	$1,000.00	5.500%	$1,000	$1
Class IX-A-4 Certificates	$10,000,000.00	5.500%	$25,000	$1
Class IX-A-5 Certificates	$100,000.00	5.500%	$25,000	$1
Class IX-A-6 Certificates	$22,137,000.00	5.000%	$25,000	$1
Class IX-A-7 Certificates	$15,000,000.00	5.500%	$25,000	$1
Class IX-A-8 Certificates	$5,000,000.00	5.500%	$1,000	$1
Class IX-A-9 Certificates	$20,000,000.00	Variable (7)	$25,000	$1
Class IX-A-10 Certificates	Notional(8)	Variable (9)	$100,000	$1
Class IX-A-11 Certificates	$12,984,016.00	5.500%	$25,000	$1
Class IX-A-12 Certificates	$1,074,000.00	5.500%	$25,000	$1
Class IX-A-13 Certificates	$15,943,000.00	5.500%	$25,000	$1
Class IX-A-14 Certificates	$11,930,000.00	5.250%	$1,000	$1
Class IX-A-15 Certificates	$1,000,000.00	5.500%	$25,000	$1
Class A-X Certificates	Notional (10)	5.500%	$100,000	$1
Class D-X Certificates	Notional (11)	6.000%	$100,000	$1
Class A-P Certificates	$3,107,374.58	(12)	$25,000	$1
Class AR Certificates (13)	$50.00	5.250%	(14)	(14)
Class AR-L Certificates (15)	$50.00	5.250%	(14)	(14)
Class B-1 Certificates	$14,881,332.00	Variable (16)	$25,000	$1
Class B-2 Certificates	$5,252,234.00	Variable (16)	$25,000	$1
Class B-3 Certificates	$2,917,908.00	Variable (16)	$25,000	$1
Class B-4 Certificates	$3,209,698.00	Variable (16)	$25,000	$1
Class B-5 Certificates	$2,334,326.00	Variable (16)	$25,000	$1
Class B-6 Certificates	$1,458,956.44	Variable (16)	$25,000	$1
Class C-B-1 Certificates	$8,976,966.00	Variable (17)	$25,000	$1
Class C-B-2 Certificates	$2,416,875.00	Variable (17)	$25,000	$1
Class C-B-3 Certificates	$1,726,339.00	Variable (17)	$25,000	$1
Class C-B-4 Certificates	$1,381,071.00	Variable (17)	$25,000	$1
Class C-B-5 Certificates	$1,035,803.00	Variable (17)	$25,000	$1
Class C-B-6 Certificates	$690,538.80	Variable (17)	$25,000	$1
Class D-B-1 Certificates	$10,206,948.00	7.000%	$25,000	$1
Class D-B-2 Certificates	$4,876,652.00	7.000%	$25,000	$1
Class D-B-3 Certificates	$3,062,084.00	7.000%	$25,000	$1
Class D-B-4 Certificates	$3,402,315.00	7.000%	$25,000	$1
Class D-B-5 Certificates	$3,515,726.00	7.000%	$25,000	$1
Class D-B-6 Certificates	$1,020,698.24	7.000%	$25,000	$1
Retail Rounding Account Regular Interest	$2,999.97	0.000%	N/A	N/A

(1)

The initial Pass-Through Rate on the Class III-A-5 Certificates is 4.850% per annum.  After the first Distribution Date, the per annum Pass-Through Rate on these Certificates will be equal to the Certificate Index plus 1.350%, but no more than 6.000% per annum.

(2)

The Class III-A-6 Certificates will not receive any distributions of principal.  Interest will accrue on the Class III-A-6 Notional Amount.

(3)

The initial Pass-Through Rate on the Class III-A-6 Certificates is 1.150% per annum.  After the first Distribution Date, the per annum Pass-Through Rate on these Certificates will be equal to 4.650% minus the Certificate Index, but no more than 4.650% per annum and no less than 0.000% per annum.

(4)

The initial Pass-Through Rate on the Class V-A-1 Certificates is 9.790% per annum.  After the first Distribution Date, the per annum Pass-Through Rate on these Certificates will be equal to 19.525% minus the product of 2.75 and the Certificate Index, but no more than 19.525% per annum and no less than 0.000% per annum.

(5)

The initial Pass-Through Rate on the Class V-A-3 Certificates is 3.940% per annum.  After the first Distribution Date, the per annum Pass-Through Rate on these Certificates will be equal to the Certificate Index plus 0.400%, but no more than 7.500% per annum.

(6)

The Class IX-A-2 Certificates will not receive any distributions of principal.  Interest will accrue on the Class IX-A-2 Notional Amount.

(7)

The initial Pass-Through Rate on the Class IX-A-9 Certificates is 4.200% per annum.  After the first Distribution Date, the per annum Pass-Through Rate on these Certificates will be equal to the Certificate Index plus 0.650%, but no more than 9.500% per annum; provided however, that when the Certificate Index is greater than 4.850%, a portion of the interest distributed to the Class IX-A-9 Certificates will not come from payments on the Mortgage Loans but rather from the Yield Maintenance Agreement pursuant to Section 4.08(f).  After the Distribution Date in June 2008, the maximum Pass-Through Rate on the Class IX-A-9 Certificates will be 5.500% per annum.

(8)

The Class IX-A-10 Certificates will not receive any distributions of principal.  Interest will accrue on the Class IX-A-10 Notional Amount.

(9)

The initial Pass-Through Rate on the Class IX-A-10 Certificates is 1.300% per annum.  After the first Distribution Date, the per annum Pass-Through Rate on these Certificates will be equal to 4.850% minus the Certificate Index, but no more than 4.850% per annum and no less than 0.000% per annum.

(10)

The Class A-X Certificates will not receive any distributions of principal.  Interest will accrue on the Class A-X Notional Amount.

(11)

The Class D-X Certificates will not receive any distributions of principal.  Interest will accrue on the Class D-X Notional Amount.

(12)

These certificates will not receive any distributions of interest.

(13)

The Class AR Certificates shall represent beneficial ownership of the MT1-R and MT2-R interests and of the residual interest in the Master REMIC.

(14)

The Class AR and Class AR-L Certificates are issued in minimum Percentage Interests of 20%, except that one Certificate of each of such Classes may be issued in an amount of $0.01.

(15)

The Class AR-L Certificates shall represent beneficial ownership of the LT1-R and LT2-R interests.

(16)

The Pass-Through Rate for the first Distribution Date for the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates is 5.457% per annum.  After the first Distribution Date, the Pass-Through Rate on these Certificates will be a per annum rate equal to the quotient expressed as a percentage of (a) the sum of (i) the product of (x) 5.250% and (y) the Group B Component Balance for the Group I Mortgage Loans immediately prior to such Distribution Date, (ii) the product of (x) 6.000% and (y) the Group B Component Balance for the Group IV Mortgage Loans immediately prior to such Distribution Date, (iii) the product of (x) 5.500% and (y) the Group B Component Balance for the Group V Mortgage Loans immediately prior to such Distribution Date, (iv) the product of (x) 5.500% and (y) the Group B Component Balance for the Group VI Mortgage Loans immediately prior to such Distribution Date and (v) the product of (x) 5.500% and (y) the Group B Component Balance for the Group IX Mortgage Loans immediately prior to such Distribution Date divided by (b) the aggregate of the Group B Component Balances for the Group I, Group IV, Group V, Group VI and Group IX Mortgage Loans immediately prior to such Distribution Date.

(17)

The Pass-Through Rate for the first Distribution Date for the Class C-B-1, Class C-B-2, Class C-B-3, Class C-B-4, Class C-B-5 and Class C-B-6 Certificates is 5.653% per annum.  After the first Distribution Date, the Pass-Through Rate on these Certificates will be a per annum rate equal to the quotient expressed as a percentage of (a) the sum of (i) the product of (x) 6.000% and (y) the Group C-B Component Balance for the Group II Mortgage Loans immediately prior to such Distribution Date and (ii) the product of (x) 5.500% and (y) the Group C-B Component Balance for the Group III Mortgage Loans immediately prior to such Distribution Date divided by (b) the aggregate of the Group C-B Component Balances for the Group II and Group III Mortgage Loans immediately prior to such Distribution Date.

The foregoing REMIC structure is intended to cause all of the cash from the Mortgage Loans to flow through to the Master REMIC as cash flow on a REMIC regular interest, without creating any shortfall—actual or potential (other than for credit losses) to any REMIC regular interest.  To the extent that the structure is believed to diverge from such intention the Trust Administrator shall resolve ambiguities to accomplish such result and shall to the extent necessary rectify any drafting errors or seek clarification to the structure without Certificateholder approval (but with guidance of counsel) to accomplish such intention.

Set forth below are designations of Classes of Certificates to the categories used herein:

Accretion Directed Certificates

Class I-A-1, Class III-A-21, Class IX-A-1, Class IX-A-3, Class IX-A-5, Class IX-A-6, Class IX-A-9, Class IX-A-11, Class IX-A-12 and Class IX-A-14 Certificates.

Accrual Certificates

Class I-A-2, Class III-A-22, Class IX-A-5 and Class IX-A-7 Certificates.

Book-Entry Certificates

All Classes of Certificates other than the Physical Certificates.

Class A Certificates

The Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-4, Class II-A-1, Class II-A-2, Class III-A-1, Class III-A-2, Class III-A-3, Class III-A-4, Class III-A-5, Class III-A-6, Class III-A-7, Class III-A-8, Class III-A-9, Class III-A-10, Class III-A-11, Class III-A-12, Class III-A-13, Class III-A-14, Class III-A-15, Class III-A-16, Class III-A-17, Class III-A-18, Class III-A-19, Class III-A-20, Class III-A-21, Class III-A-22, Class IV-A-1, Class V-A-1, Class V-A-2, Class V-A-3, Class VI-A-1, Class VII-A-1, Class VIII-A-1, Class IX-A-1, Class IX-A-2, Class IX-A-3, Class IX-A-4, Class IX-A-5, Class IX-A-6, Class IX-A-7, Class IX-A-8, Class IX-A-9, Class IX-A-10, Class IX-A-11, Class IX-A-12, Class IX-A-13, Class IX-A-14, Class IX-A-15, Class AR and Class AR-L Certificates.

Class B Certificates

The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5, Class B-6, Class C-B-1, Class C-B-2, Class C-B-3, Class C-B-4, Class C-B-5, Class C-B-6, Class D-B-1, Class D-B-2, Class D-B-3, Class D-B-4, Class D-B-5 and Class D-B-6 Certificates.

Class P Certificates

The Class A-P Certificates.

Class X Certificates

The Class A-X and Class D-X Certificates.

ERISA-Restricted Certificates

Residual Certificates, Private Certificates and any Certificates that do not satisfy the applicable ratings requirement under the Underwriter’s Exemption.

Floating Rate Certificates

The Class III-A-5, Class V-A-3 and Class IX-A-9 Certificates.

Group I Certificates

The Class I-A-1, Class I-A-2, Class I-A-3, Class I-A-4, Class AR and Class AR-L Certificates.

Group II Certificates

The Class II-A-1 and Class II-A-2 Certificates.

Group III Certificates

The Class III-A-1, Class III-A-2, Class III-A-3, Class III-A-4, Class III-A-5, Class III-A-6, Class III-A-7, Class III-A-8, Class III-A-9, Class III-A-10, Class III-A-11, Class III-A-12, Class III-A-13, Class III-A-14, Class III-A-15, Class III-A-16, Class III-A-17, Class III-A-18, Class III-A-19, Class III-A-20, Class III-A-21 and Class III-A-22 Certificates.

Group IV Certificates

The Class IV-A-1 Certificates

Group V Certificates

The Class V-A-1, Class V-A-2 and Class V-A-3 Certificates

Group VI Certificates

The Class VI-A-1 Certificates

Group VII Certificates

The Class VII-A-1 Certificates

Group VIII Certificates

The Class VIII-A-1 Certificates

Group IX Certificates

The Class IX-A-1, Class IX-A-2, Class IX-A-3, Class IX-A-4, Class IX-A-5, Class IX-A-6, Class IX-A-7, Class IX-A-8, Class IX-A-9, Class IX-A-10, Class IX-A-11, Class IX-A-12, Class IX-A-13, Class IX-A-14 and Class IX-A-15 Certificates

Group B Certificates

The Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.

Group C-B Certificates

The Class C-B-1, Class C-B-2, Class C-B-3, Class C-B-4, Class C-B-5 and Class C-B-6 Certificates.

Group D-B Certificates

The Class D-B-1, Class D-B-2, Class D-B-3, Class D-B-4, Class D-B-5 and Class D-B-6 Certificates.

Inverse Floating Rate Certificates

The Class III-A-6, Class V-A-1 and Class IX-A-10 Certificates.

LIBOR Certificates

The Floating Rate Certificates and the Inverse Floating Rate Certificates.

Lockout Certificates

The Class I-A-3, Class I-A-4, Class IX-A-4, Class IX-A-13 and Class IX-A-15 Certificates.

Notional Amount Certificates

The Class III-A-6, Class IX-A-2, Class IX-A-10, Class A-X and Class D-X Certificates.

Offered Certificates

All Classes of Certificates other than the Private Certificates.

Physical Certificates

The Residual Certificates and the Private Certificates.

Planned Principal Classes

The Class III-A-9, Class III-A-10, Class III-A-11, Class III-A-12, Class III-A-13, Class III-A-14, Class III-A-15, Class IX-A-1, Class IX-A-3, Class IX-A-6, Class IX-A-12 and Class IX-A-14 Certificates.

Principal Only Certificates

The Class A-P Certificates.

Private Certificates

The Class B-4, Class B-5, Class B-6, Class C-B-4, Class C-B-5, Class C-B-6, Class D-B-4, Class D-B-5 and Class D-B-6 Certificates.

Rating Agencies

S&P and Moody’s.

Regular Certificates

All Classes of Certificates other than the Residual Certificates.

Residual Certificates

The Class AR and Class AR-L Certificates.

Senior Certificates

The Group I, Group II, Group III, Group IV, Group V, Group VI, Group VII, Group VIII, Group IX, Class A-X, Class D-X and Class A-P Certificates.

Special Retail Certificates

The Class III-A-18, Class III-A-19 and Class III-A-20 Certificates.

Subordinate Certificates

The Group B, Group C-B and Group D-B Certificates.

Targeted Principal Classes

The Class III-A-7, Class III-A-21, Class IX-A-1, Class IX-A-3, Class IX-A-5, Class IX-A-6, Class IX-A-9, Class IX-A-11, Class IX-A-12 and Class IX-A-14 Certificates.

All covenants and agreements made by the Depositor herein are for the benefit and security of the Certificateholders.  The Depositor is entering into this Agreement, and the Trustee is accepting the trusts created hereby and thereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.  The principal balance of the Mortgage Loans as of the Cut-off Date is $1,155,670,588.07.

The parties hereto intend to effect an absolute sale and assignment of the Mortgage Loans to the Trustee for the benefit of Certificateholders under this Agreement.  However, the Depositor and the Sellers will hereunder absolutely assign and, as a precautionary matter grant a security interest, in and to its rights, if any, in the related Mortgage Loans to the Trustee on behalf of Certificateholders to ensure that the interest of the Certificateholders hereunder in the Mortgage Loans is fully protected.

W I T N E S S E T H   T H A T:

In consideration of the mutual agreements herein contained, the Depositor, the Sellers, the Master Servicer, the Servicers, the Special Servicer, the Trustee and the Trust Administrator agree as follows:

ARTICLE I

DEFINITIONS

Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

ABN AMRO:  ABN AMRO Mortgage Corporation, and its successors and assigns.

ABN AMRO Serviced Mortgage Loans:  The Mortgage Loans identified as such on the Mortgage Loan Schedule.

ABN AMRO Servicing Agreement:  That certain Reconstituted Servicing Agreement dated as of August 1, 2005 among DLJMC, ABN AMRO, the Master Servicer, the Trustee and the Trust Administrator.

Accepted Servicing Practices:  With respect to any Mortgage Loan, those mortgage servicing practices of prudent mortgage lending institutions which service mortgage loans of the same type as such Mortgage Loan in the jurisdiction where the related Mortgaged Property is located.

Accrual Period:  For any interest-bearing Class of Certificates (other than the LIBOR Certificates) and for each Class of Lower Tier Interests, and any Distribution Date, the calendar month immediately preceding that Distribution Date.  For the LIBOR Certificates, the period from and including the 25th day of the calendar month immediately preceding that Distribution Date to and including the 24th day of the calendar month of that Distribution Date.

Advance:  With respect to any Non-Designated Mortgage Loan, the payment required to be made by a Servicer or the Master Servicer, as applicable, with respect to any Distribution Date pursuant to Section 5.01.

With respect to any ABN AMRO Serviced Mortgage Loan, the payment required to be made by (i) ABN AMRO with respect to any Distribution Date pursuant to Section 5.03 of the ABN AMRO Servicing Agreement or (ii) the Master Servicer with respect to any Distribution Date pursuant to Section 3.20(b) of this Agreement.

With respect to any American First Serviced Mortgage Loan, the payment required to be made by (i) American First with respect to any Distribution Date pursuant to Section 5.03 of the American First Servicing Agreement or (ii) the Master Servicer with respect to any Distribution Date pursuant to Section 3.20(b) of this Agreement.

With respect to any Countrywide Serviced Mortgage Loan, the payment required to be made by (i) Countrywide with respect to any Distribution Date pursuant to Section 5.03 of the Countrywide Servicing Agreement or (ii) the Master Servicer with respect to any Distribution Date pursuant to Section 3.20(b) of this Agreement.

With respect to any Fifth Third Serviced Mortgage Loan, the payment required to be made by (i) Fifth Third with respect to any Distribution Date pursuant to Section 5.03 of the Fifth Third Servicing Agreement or (ii) the Master Servicer with respect to any Distribution Date pursuant to Section 3.20(b) of this Agreement.

With respect to any GMACM Serviced Mortgage Loan, the payment required to be made by (i) GMACM with respect to any Distribution Date pursuant to Section 5.03 of the GMACM Servicing Agreement or (ii) the Master Servicer with respect to any Distribution Date pursuant to Section 3.20(b) of this Agreement.

With respect to any HSBC Serviced Mortgage Loan, the payment required to be made by (i) HSBC with respect to any Distribution Date pursuant to Section 11.21 of the HSBC Servicing Agreement or (ii) the Master Servicer with respect to any Distribution Date pursuant to Section 3.20(b) of this Agreement.

With respect to any U.S. Central Serviced Mortgage Loan, the payment required to be made by (i) the Servicer (as defined in the U.S. Central Servicing Agreement) by the close of business on the Business Day (as defined in the U.S. Central Servicing Agreement) preceding the Remittance Date (as defined in the U.S. Central Servicing Agreement) relating to any Distribution Date or (ii) the Master Servicer with respect to any Distribution Date pursuant to Section 3.20(b) of this Agreement.

With respect to any Wachovia Serviced Mortgage Loan, the payment required to be made by (i) Wachovia with respect to any Distribution Date pursuant to Section 5.03 of the Wachovia Servicing Agreement or (ii) the Master Servicer with respect to any Distribution Date pursuant to Section 3.20(b) of this Agreement.

With respect to any WMB Serviced Mortgage Loan, the payment required to be made by (i) WMB with respect to any Distribution Date pursuant to Section 5.03 of the WMB Servicing Agreement or (ii) the Master Servicer with respect to any Distribution Date pursuant to Section 3.20(b) of this Agreement.

Adverse REMIC Event:  As defined in Section 2.07(f).

Agreement:  This Pooling and Servicing Agreement and all amendments or supplements hereto.

American First:  American First Credit Union, and its successors and assigns.

American First Serviced Mortgage Loans:  The Mortgage Loans identified as such on the Mortgage Loan Schedule.

American First Servicing Agreement:  That certain Reconstituted Servicing Agreement dated as of August 1, 2005 among DLJMC, American First, the Master Servicer, the Trustee and the Trust Administrator.

Ancillary Income:  All income derived from the Non-Designated Mortgage Loans, other than Servicing Fees, including but not limited to, late charges, Prepayment Penalties, fees received with respect to checks or bank drafts returned by the related bank for non-sufficient funds, assumption fees, optional insurance administrative fees and all other incidental fees and charges, and only with respect to SPS, any Qualified Substitute Mortgage Loan Excess Interest with respect to any Qualified Substitute Mortgage Loan for which a payment has been received or advanced during the related Collection Period.

Appraised Value:  The appraised value of the Mortgaged Property based upon the appraisal made for the originator at the time of the origination of the related Mortgage Loan or the sales price of the Mortgaged Property at the time of such origination, whichever is less, or (i) with respect to any Mortgage Loan that represents a refinancing other than a Streamlined Mortgage Loan, the appraised value of the Mortgaged Property based upon the appraisal made at the time of such refinancing and (ii) with respect to any Streamlined Mortgage Loan, the appraised value of the Mortgaged Property based upon the appraisal made in connection with the origination of the mortgage loan being refinanced.

Assignment and Assumption Agreement:  That certain assignment and assumption agreement dated as of August 1, 2005, by and between DLJ Mortgage Capital, Inc., as assignor and the Depositor, as assignee, relating to the Mortgage Loans.

Assignment of Proprietary Lease:  With respect to a Cooperative Loan, the assignment or mortgage of the related Proprietary Lease from the Mortgagor to the originator of the Cooperative Loan.

Auction Date:  As defined in Section 11.01.

Auction Purchaser:  As defined in Section 11.01.

Auction Sale:  As defined in Section 11.01.

Available Distribution Amount:  With respect to any Distribution Date and Loan Group, the sum of:  (i) all amounts in respect of Scheduled Payments (net of the related Expense Fees) due on the related Due Date and received prior to the related Determination Date on the Mortgage Loans in such Loan Group, together with any Advances in respect thereof; (ii) (a) all Insurance Proceeds (to the extent not applied to the restoration of the Mortgaged Property or released to the Mortgagor in accordance with the applicable Servicer’s Accepted Servicing Standards) and all Liquidation Proceeds received during the calendar month preceding the month of that Distribution Date on the Mortgage Loans in such Loan Group, in each case net of unreimbursed Liquidation Expenses incurred with respect to such Mortgage Loans and (b) all Recoveries, if any, for such Distribution Date; (iii) all Principal Prepayments received during the related Prepayment Period on the Mortgage Loans in such Loan Group, excluding Prepayment Penalties; (iv) amounts received with respect to such Distribution Date as the Substitution Adjustment Amount or Purchase Price in respect of a Mortgage Loan in such Loan Group repurchased by the related Seller or purchased by a holder of a Subordinate Certificate pursuant to Section 3.11(f) or purchased by the Special Servicer pursuant to Section 3.11(g), in each case, as of such Distribution Date, in the case of clauses (i) through (iv) above reduced by amounts in reimbursement for Advances previously made and other amounts as to which a Servicer, the Master Servicer or the Trust Administrator is entitled to be reimbursed pursuant to Section 3.08, 3.14(c), 7.03, 8.02 or 10.05 in respect of the Mortgage Loans in such Loan Group or otherwise, (v) any amounts payable as Compensating Interest Payments by a Servicer or the Master Servicer with respect to the Mortgage Loans in such Loan Group on such Distribution Date, (vi) the portion of the Mortgage Loan Purchase Price related to such Loan Group paid in connection with an Optional Termination up to the amount of the Par Value for such Loan  Group and (vii) the portion of the Mortgage Loan Auction Price related to such Loan Group paid in connection with an Auction Sale up to the amount of the Par Value for such Loan Group.

Bankruptcy Code:  The United States Bankruptcy Code, as amended from time to time (11 U.S.C. §§ 101 et seq.).

Bankruptcy Coverage Termination Date:  The point in time at which the related Bankruptcy Loss Coverage Amount is reduced to zero.

Bankruptcy Loss:  A Deficient Valuation or Debt Service Reduction.

Bankruptcy Loss Coverage Amount:  With respect to the Group B Certificates as of any Determination Date, the Bankruptcy Loss Coverage Amount shall equal the Initial Bankruptcy Loss Coverage Amount for the Group B Certificates as reduced by (i) the aggregate amount of Bankruptcy Losses allocated to the Group B Certificates since the Cut-off Date and (ii) any permissible reductions in the related Bankruptcy Loss Coverage Amount as evidenced by a letter of each Rating Agency to the Trust Administrator to the effect that any such reduction will not result in a downgrading of, or otherwise adversely affect, the then current ratings assigned to such Classes of Certificates rated by it

With respect to the Group C-B Certificates as of any Determination Date, the Bankruptcy Loss Coverage Amount shall equal the Initial Bankruptcy Loss Coverage Amount for the Group C-B Certificates as reduced by (i) the aggregate amount of Bankruptcy Losses allocated to the Group C-B Certificates since the Cut-off Date and (ii) any permissible reductions in the related Bankruptcy Loss Coverage Amount as evidenced by a letter of each Rating Agency to the Trust Administrator to the effect that any such reduction will not result in a downgrading of, or otherwise adversely affect, the then current ratings assigned to such Classes of Certificates rated by it.

With respect to the Group D-B Certificates as of any Determination Date, the Bankruptcy Loss Coverage Amount shall equal the Initial Bankruptcy Loss Coverage Amount for the Group D-B Certificates as reduced by (i) the aggregate amount of Bankruptcy Losses allocated to the Group D-B Certificates since the Cut-off Date and (ii) any permissible reductions in the related Bankruptcy Loss Coverage Amount as evidenced by a letter of each Rating Agency to the Trust Administrator to the effect that any such reduction will not result in a downgrading of, or otherwise adversely affect, the then current ratings assigned to such Classes of Certificates rated by it.

Beneficial Holder:  A Person holding a beneficial interest in any Certificate through a Participant or an Indirect Participant or a Person holding a beneficial interest in any Definitive Certificate.

Book-Entry Certificates:  As specified in the Preliminary Statement.

Book-Entry Form:  Any Certificate held through the facilities of the Depository.

Business Day:  Any day other than (i) a Saturday or a Sunday, or (ii) a day on which banking institutions in New York or the state in which the office of the Master Servicer or any Servicer or the Corporate Trust Office of the Trustee or Trust Administrator are located are authorized or obligated by law or executive order to be closed.

Cap Strike Rate:  With respect to the Class IX-A-9 Certificates, 4.850% per annum.

Cash Remittance Date:  With respect to any Distribution Date and (A) the Master Servicer, GreenPoint or SPS, the 7th calendar day preceding such Distribution Date, or if such 7th calendar day is not a Business Day, the Business Day immediately preceding such 7th calendar day, (B) Wells Fargo, the 18th calendar day of the month in which that Distribution Date occurs, or if such day is not a Business Day, the immediately following Business Day or (C) WMMSC, by 12:00 noon New York City time on the Business Day immediately preceding such Distribution Date.

Certificate:  Any Certificates executed and authenticated by the Trust Administrator on behalf of the Trustee for the benefit of the Certificateholders in substantially the form or forms attached as Exhibits A through H hereto.

Certificate Account:  The separate Eligible Account created and maintained with the Trust Administrator, or any other bank or trust company acceptable to the Rating Agencies which is incorporated under the laws of the United States or any state thereof pursuant to Section 3.05, which account shall bear a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Trust Administrator, as agent for the Trustee, on behalf of the Certificateholders or any other account serving a similar function acceptable to the Rating Agencies. Funds in the Certificate Account may (i) be held uninvested without liability for interest or compensation thereon or (ii) be invested at the direction of the Trust Administrator in Eligible Investments and reinvestment earnings thereon (net of investment losses) shall be paid to the Trust Administrator.  Funds deposited in the Certificate Account (exclusive of the amounts permitted to be withdrawn pursuant to Section 3.08(b)) shall be held in trust for the Certificateholders.

Certificate Balance:  With respect to any Certificate at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the Denomination thereof

(a)

minus all distributions of principal and allocations of Realized Losses, including Excess Losses, previously made or allocated with respect thereto in accordance with Section 4.02;

(b)

minus, with respect to the Group B Certificates, any amounts allocated to that Certificate in reduction of its Class Principal Balance for payment of Class A-P Deferred Amounts pursuant to Section 4.01(A)(j), or any reduction to that Certificate pursuant to Section 4.02(d) if the excess of the aggregate Certificate Balance of the Group I, Group IV, Group V, Group VI, Group IX, Group B and Class A-P Certificates (with respect to the Class A-P Certificates, only with respect to that portion of the Certificate Balance thereof which is related to the Class P Mortgage Loans in Loan Group I, Loan Group IV, Loan Group VI and Loan Group IX) exceeds the aggregate Stated Principal Balance of the Group I, Group IV, Group V, Group VI and Group IX Mortgage Loans;

(c)

minus, with respect to the Group C-B Certificates, any amounts allocated to that Certificate in reduction of its Class Principal Balance for payment of Class A-P Deferred Amounts pursuant to Section 4.01(A)(k), or any reduction to that Certificate pursuant to Section 4.02(d) if the excess of the aggregate Certificate Balance of the Group II, Group III, Group C-B and Class A-P Certificates (with respect to the Class A-P Certificates, only with respect to that portion of the Certificate Balance thereof which is related to the Class P Mortgage Loans in Loan Group II and Loan Group III) exceeds the aggregate Stated Principal Balance of the Group II and Group III Mortgage Loans;

(d)

minus, with respect to the Group D-B Certificates, any amounts allocated to that Certificate in reduction of its Class Principal Balance for payment of Class A-P Deferred Amounts pursuant to Section 4.01(A)(l), or any reduction to that Certificate pursuant to Section 4.02(d) if the excess of the aggregate Certificate Balance of the Group VII, Group VIII, Group D-B and Class A-P Certificates (with respect to the Class A-P Certificates, only with respect to that portion of the Certificate Balance thereof which is related to the Class P Mortgage Loans in Loan Group VII and Loan Group VIII) exceeds the aggregate Stated Principal Balance of the Group VII and Group VIII Mortgage Loans;

(e)

plus, (A) with respect to the Class I-A-2 Certificates and any Distribution Date prior to the Class I-A-2 Accretion Termination Date, the Class I-A-2 Accrual Amount for such Distribution Date (in such case, the Certificate Balance of any individual Class I-A-2 Certificate shall be increased by its pro rata share of such Class I-A-2 Accrual Amount); (B) with respect to the Class III-A-22 Certificates and any Distribution Date prior to the Class III-A-22 Accretion Termination Date, the Class III-A-22 Accrual Amount for such Distribution Date (in such case, the Certificate Balance of any individual Class III-A-22 Certificate shall be increased by its pro rata share of such Class III-A-22 Accrual Amount); (C) with respect to the Class IX-A-5 Certificates and any Distribution Date prior to the Class IX-A-5 Accretion Termination Date, the Class IX-A-5 Accrual Amount for such Distribution Date (in such case, the Certificate Balance of any individual Class IX-A-5 Certificate shall be increased by its pro rata share of such Class IX-A-5 Accrual Amount); and (D) with respect to the Class IX-A-7 Certificates and any Distribution Date prior to the Class IX-A-7 Accretion Termination Date, the Class IX-A-7 Accrual Amount for such Distribution Date (in such case, the Certificate Balance of any individual Class IX-A-7 Certificate shall be increased by its pro rata share of such Class IX-A-7 Accrual Amount);

(f)

plus, the amount of any increase to the Certificate Balance of such Certificate pursuant to Section 4.03.

Certificate Group:  Any of Certificate Group I, Certificate Group II, Certificate Group III, Certificate Group IV, Certificate Group V, Certificate Group VI, Certificate Group VII, Certificate Group VIII or Certificate Group IX, as applicable.

Certificate Group I:  Any of the Certificates with a Class designation beginning with “I” and relating to Loan Group I.

Certificate Group II:  Any of the Senior Certificates with a Class designation beginning with “II” and relating to Loan Group II.

Certificate Group III:  Any of the Certificates with a Class designation beginning with “III” and relating to Loan Group III.

Certificate Group IV:  Any of the Certificates with a Class designation beginning with “IV” and relating to Loan Group IV.

Certificate Group V:  Any of the Certificates with a Class designation beginning with “V” and relating to Loan Group V.

Certificate Group VI:  Any of the Certificates with a Class designation beginning with “VI” and relating to Loan Group VI.

Certificate Group VII:  Any of the Certificates with a Class designation beginning with “VII” and relating to Loan Group VII.

Certificate Group VIII:  Any of the Certificates with a Class designation beginning with “VIII” and relating to Loan Group VIII.

Certificate Group IX:  Any of the Certificates with a Class designation beginning with “IX” and relating to Loan Group IX.

Certificate Index:  With respect to each Distribution Date and the LIBOR Certificates, the rate for one-month United States dollar deposits quoted on Telerate Page 3750 as of 11:00 A.M., London time, on the related Interest Determination Date relating to each Class of LIBOR Certificates.  If such rate does not appear on such page (or such other page as may replace that page on that service, or if such service is no longer offered, such other service for displaying LIBOR or comparable rates as may be reasonably selected by the Trust Administrator after consultation with DLJMC), the rate will be the Reference Bank Rate.  If no such quotations can be obtained and no Reference Bank Rate is available, the Certificate Index will be the Certificate Index applicable to the preceding Distribution Date.  On the Interest Determination Date immediately preceding each Distribution Date, the Trust Administrator shall determine the Certificate Index for the Accrual Period commencing on such Distribution Date and inform the Master Servicer and each Servicer of such rate.

Certificate Register:  The register maintained pursuant to Section 6.02(a) hereof.

Certificateholder or Holder:  The Person in whose name a Certificate is registered in the Certificate Register.

Class:  All Certificates bearing the same Class designation as set forth in the Preliminary Statement.

Class A Certificates:  As set forth in the Preliminary Statement.

Class A-P Deferred Amounts:  For any Distribution Date, (i) before the related Credit Support Depletion Date, the amount required to be paid to the holders of the Class A-P Certificates pursuant to Section 4.01(A)(j)(i), 4.01(A)(k)(i) and Section 4.01(A)(l)(i) and (ii) on and after the related Credit Support Depletion Date, zero.

Class A-X Notional Amount: With respect to any Distribution Date and the Class A-X Certificates, the product of (x) the aggregate Stated Principal Balance, as of the second preceding Due Date (after giving effect to Scheduled Payments for that Due Date, whether or not received), or for the initial Distribution Date, as of the Cut-off Date, of the Premium Rate Mortgage Loans with respect to Loan Group II, Loan Group III, Loan Group VI and Loan Group IX (excluding any Special Payoff Mortgage Loans); and (y) a fraction, the numerator of which is the weighted average of the related Stripped Interest Rates for the Premium Rate Mortgage Loans with respect to Loan Group II, Loan Group III, Loan Group VI and Loan Group IX as of such date (excluding any Special Payoff Mortgage Loans) and the denominator of which is 5.500%.

Class D-X Notional Amount: With respect to any Distribution Date and the Class D-X Certificates, the product of (x) the aggregate Stated Principal Balance, as of the second preceding Due Date (after giving effect to Scheduled Payments for that Due Date, whether or not received), or for the initial Distribution Date, as of the Cut-off Date, of the Premium Rate Mortgage Loans with respect to Loan Group I, Loan Group IV, Loan Group V, Loan Group VII and Loan Group VIII (excluding any Special Payoff Mortgage Loans); and (y) a fraction, the numerator of which is the weighted average of the related Stripped Interest Rates for the Premium Rate Mortgage Loans with respect to Loan Group I, Loan Group IV, Loan Group V, Loan Group VII and Loan Group VIII as of such date (excluding any Special Payoff Mortgage Loans) and the denominator of which is 6.000%.

Class I-A-2 Accretion Direction Rule:  On each Distribution Date on or before the Class I-A-2 Accretion Termination Date, the Class I-A-2 Accrual Amount will be distributed, as principal, sequentially, as follows:

(I)

first, to the Class I-A-1 Certificates, until its Class Principal Balance is reduced to zero;

(II)

second, to the Class I-A-2 Certificates, until its Class Principal Balance is reduced to zero.

Class I-A-2 Accretion Termination Date:  The earlier to occur of (i) the Distribution Date on which the Class Principal Balance of the Class I-A-2 Certificates has been reduced to zero and (ii) the Distribution Date on which the aggregate Class Principal Balance of the Group B Certificates has been reduced to zero.

Class I-A-2 Accrual Amount:  On each Distribution Date on or before the Class I-A-2 Accretion Termination Date, an amount equal to the accrued interest that would otherwise be distributable in respect of the Class I-A-2 Certificates on that Distribution Date pursuant to Section 4.01(A)(a)(ii) (without giving effect to the proviso therein).

Class III-A-6 Notional Amount: For any Distribution Date and the Class III-A-6 Certificates, the Class Principal Balance of the Class III-A-5 Certificates immediately prior to such Distribution Date.

Class III-A-18 Rounding Account:  A separate Eligible Account established and maintained by the Trust Administrator pursuant to Section 4.07 in the name of the Trust Administrator for the benefit of the Class III-A-18 Certificateholders and designated “Wells Fargo Bank, N.A., in trust for registered holders of Credit Suisse First Boston Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 2005-8, Class III-A-18.”  Funds in the Class III-A-18 Rounding Account shall be held in trust for the Class III-A-18 Certificateholders for the uses and purposes set forth in this Agreement. The Class III-A-18 Rounding Account shall be held uninvested as part of the Master REMIC for the uses and purposes set forth in this Agreement.

Class III-A-19 Rounding Account:  A separate Eligible Account established and maintained by the Trust Administrator pursuant to Section 4.07 in the name of the Trust Administrator for the benefit of the Class III-A-19 Certificateholders and designated “Wells Fargo Bank, N.A., in trust for registered holders of Credit Suisse First Boston Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 2005-8, Class III-A-19.”  Funds in the Class III-A-19 Rounding Account shall be held in trust for the Class III-A-19 Certificateholders for the uses and purposes set forth in this Agreement. The Class III-A-19 Rounding Account shall be held uninvested as part of the Master REMIC for the uses and purposes set forth in this Agreement.

Class III-A-20 Rounding Account:  A separate Eligible Account established and maintained by the Trust Administrator pursuant to Section 4.07 in the name of the Trust Administrator for the benefit of the Class III-A-20 Certificateholders and designated “Wells Fargo Bank, N.A., in trust for registered holders of Credit Suisse First Boston Mortgage Securities Corp., Mortgage Pass-Through Certificates, Series 2005-8, Class III-A-20.”  Funds in the Class III-A-20 Rounding Account shall be held in trust for the Class III-A-20 Certificateholders for the uses and purposes set forth in this Agreement. The Class III-A-20 Rounding Account shall be held uninvested as part of the Master REMIC for the uses and purposes set forth in this Agreement.

Class III-A-22 Accretion Direction Rule:  On each Distribution Date on or before the Class III-A-22 Accretion Termination Date, the Class III-A-22 Accrual Amount will be distributed, as principal, sequentially, as follows:

(I)

first, to the Class III-A-21 Certificates, in an amount up to the amount necessary to reduce its Class Principal Balance to its Targeted Balance set forth on Schedule VI for such Distribution Date; and

 (II)

second, to the Class III-A-22 Certificates, until its Class Principal Balance is reduced to zero.

Class III-A-22 Accretion Termination Date:  The earlier to occur of (i) the Distribution Date on which the Class Principal Balance of the Class III-A-21 Certificates has been reduced to zero and (ii) the Distribution Date on which the aggregate Class Principal Balance of the Group C-B Certificates has been reduced to zero.

Class III-A-22 Accrual Amount:  On each Distribution Date on or before the Class III-A-22 Accretion Termination Date, an amount equal to the accrued interest that would otherwise be distributable in respect of the Class III-A-22 Certificates on that Distribution Date pursuant to Section 4.01(A)(c)(ii) (without giving effect to the proviso therein).

Class IX-A-2 Notional Amount: For any Distribution Date and the Class IX-A-2 Certificates, the sum of (a) the product of (x) the Class Principal Balance of the Class IX-A-6 Certificates immediately prior to such Distribution Date and (y) a fraction, the numerator of which is 50 and the denominator of which is 550, (b) the product of (x) the Class Principal Balance of the Class IX-A-14 Certificates immediately prior to such Distribution Date and (y) a fraction, the numerator of which is 25 and the denominator of which is 550 and (c) the product of (x) the Class Principal Balance of the Class IX-A-1 Certificates immediately prior to such Distribution Date and (y) a fraction, the numerator of which is 75 and the denominator of which is 550.

Class IX-A-5 Accretion Direction Rule:  On each Distribution Date on or before the Class IX-A-5 Accretion Termination Date, the Class IX-A-5 Accrual Amount will be distributed, as principal, sequentially, as follows:

(I)

first, to the Class IX-A-9 and Class IX-A-11 Certificates, in an amount up to the amount necessary to reduce their aggregate Class Principal Balance to their aggregate Targeted Balance set forth on Schedule X for such Distribution Date, sequentially, as follows:

(A)

first, to the Class IX-A-11 Certificates, until its Class Principal Balance is reduced to zero; and

(B)

second, to the Class IX-A-9 Certificates, until its Class Principal Balance is reduced to zero; and

 (II)

second, to the Class IX-A-5 Certificates, until its Class Principal Balance is reduced to zero.

Class IX-A-5 Accretion Termination Date:  The earlier to occur of (i) the Distribution Date on which the aggregate Class Principal Balance of the Class IX-A-9 and Class IX-A-11 Certificates has been reduced to zero and (ii) the Distribution Date on which the aggregate Class Principal Balance of the Group B Certificates has been reduced to zero.

Class IX-A-5 Accrual Amount:  On each Distribution Date on or before the Class IX-A-5 Accretion Termination Date, an amount equal to the accrued interest that would otherwise be distributable in respect of the Class IX-A-5 Certificates on that Distribution Date pursuant to Section 4.01(A)(i)(ii) (without giving effect to the proviso therein).

Class IX-A-7 Accretion Direction Rule:  On each Distribution Date on or before the Class IX-A-7 Accretion Termination Date, the Class IX-A-7 Accrual Amount will be distributed, as principal, sequentially, as follows:

(I)

first, to the Class IX-A-1, Class IX-A-3, Class IX-A-5, Class IX-A-6, Class IX-A-9, Class IX-A-11, Class IX-A-12 and Class IX-A-14 Certificates, in an amount up to the amount necessary to reduce their aggregate Class Principal Balance to their aggregate Targeted Balance set forth on Schedule IX for such Distribution Date, sequentially, as follows:

(A)

first, to the Class IX-A-1, Class IX-A-3, Class IX-A-6, Class IX-A-12 and Class IX-A-14 Certificates, in an amount up to the amount necessary to reduce their aggregate Class Principal Balance to their aggregate Planned Balance set forth on Schedule VII for such Distribution Date, sequentially, as follows:

(1)

first, to the Class IX-A-6, Class IX-A-12 and Class IX-A-14 Certificates, in an amount up to the amount necessary to reduce their aggregate Class Principal Balance to their aggregate Planned Balance set forth on Schedule VIII for such Distribution Date, sequentially, as follows:

(a)

first, to the Class IX-A-6 and Class IX-A-12 Certificates, pro rata based on Class Principal Balance, until their respective Class Principal Balances are reduced to zero; and

(b)

second, to the Class IX-A-14 Certificates, until its Class Principal Balance is reduced to zero;

(2)

second, to the Class IX-A-1 Certificates, until its Class Principal Balance is reduced to zero;

(3)

third, to the Class IX-A-3 Certificates, until its Class Principal Balance is reduced to zero; and

(4)

fourth, to the Class IX-A-6, Class IX-A-12 and Class IX-A-14 Certificates, without regard to their aggregate Planned Balance for such Distribution Date, sequentially, as follows:

(a)

first, to the Class IX-A-6 and Class IX-A-12 Certificates, pro rata based on Class Principal Balance, until their respective Class Principal Balances are reduced to zero; and

(b)

second, to the Class IX-A-14 Certificates, until its Class Principal Balance is reduced to zero;

(B)

second, to the Class IX-A-9 and Class IX-A-11 Certificates, in an amount up to the amount necessary to reduce their aggregate Class Principal Balance to their aggregate Targeted Balance set forth on Schedule X for such Distribution Date, sequentially, as follows:

(1)

first, to the Class IX-A-11 Certificates, until its Class Principal Balance is reduced to zero; and

(2)

second, to the Class IX-A-9 Certificates, until its Class Principal Balance is reduced to zero;

(C)

third, to the Class IX-A-5 Certificates, until its Class Principal Balance is reduced to zero;

(D)

fourth, to the Class IX-A-9 and Class IX-A-11 Certificates, without regard to their aggregate Planned Balance for such Distribution Date, sequentially, as follows:

(1)

first, to the Class IX-A-11 Certificates, until its Class Principal Balance is reduced to zero; and

(2)

second, to the Class IX-A-9 Certificates, until its Class Principal Balance is reduced to zero;

(E)

fifth, to the Class IX-A-1, Class IX-A-3, Class IX-A-6, Class IX-A-12 and Class IX-A-14 Certificates, without regard to their aggregate Planned Balance for such Distribution Date, sequentially, as follows:

(1)

first, to the Class IX-A-6, Class IX-A-12 and Class IX-A-14 Certificates, in an amount up to the amount necessary to reduce their aggregate Class Principal Balance to their aggregate Planned Balance set forth on Schedule VIII for such Distribution Date, sequentially, as follows:

(a)

first, to the Class IX-A-6 and Class IX-A-12 Certificates, pro rata based on Class Principal Balance, until their respective Class Principal Balances are reduced to zero; and

(b)

second, to the Class IX-A-14 Certificates, until its Class Principal Balance is reduced to zero;

(2)

second, to the Class IX-A-1 Certificates, until its Class Principal Balance is reduced to zero;

(3)

third, to the Class IX-A-3 Certificates, until its Class Principal Balance is reduced to zero; and

(4)

fourth, to the Class IX-A-6, Class IX-A-12 and Class IX-A-14 Certificates, without regard to their aggregate Planned Balance for such Distribution Date, sequentially, as follows:

(a)

first, to the Class IX-A-6 and Class IX-A-12 Certificates, pro rata based on Class Principal Balance, until their respective Class Principal Balances are reduced to zero; and

(b)

second, to the Class IX-A-14 Certificates, until its Class Principal Balance is reduced to zero; and

 (II)

second, to the Class IX-A-7 Certificates, until its Class Principal Balance is reduced to zero.

Class IX-A-7 Accretion Termination Date:  The earlier to occur of (i) the Distribution Date on which the aggregate Class Principal Balance of the Class IX-A-1, Class IX-A-3, Class IX-A-5, Class IX-A-6, Class IX-A-9, Class IX-A-11, Class IX-A-12 and Class IX-A-14 Certificates has been reduced to zero and (ii) the Distribution Date on which the aggregate Class Principal Balance of the Group B Certificates has been reduced to zero.

Class IX-A-7 Accrual Amount:  On each Distribution Date on or before the Class IX-A-7 Accretion Termination Date, an amount equal to the accrued interest that would otherwise be distributable in respect of the Class IX-A-7 Certificates on that Distribution Date pursuant to Section 4.01(A)(i)(ii) (without giving effect to the proviso therein).

 Class IX-A-10 Notional Amount: For any Distribution Date and the Class IX-A-10 Certificates, the Class Principal Balance of the Class IX-A-9 Certificates immediately prior to such Distribution Date.

Class Interest Shortfall:  As to any Distribution Date and each Class of interest-bearing Certificates, the amount by which the amount described in clause (i) of the definition of Interest Distribution Amount for such Class, exceeds the amount of interest actually distributed on such Class on such Distribution Date.

Class Notional Amount:  Any of the Class III-A-6, Class IX-A-2, Class IX-A-10, Class A-X and Class D-X Notional Amounts, as applicable.

Class P Certificates:  As set forth in the Preliminary Statement.

Class P Fraction:  With respect to each Class P Mortgage Loan, a fraction, the numerator of which is the Required Coupon for the related Loan Group minus the Net Mortgage Rate on that Class P Mortgage Loan and the denominator of which is the Required Coupon for the related Loan Group.

Class P Mortgage Loan:  With respect to any Loan Group (other than Loan Group V), the Mortgage Loans in such Loan Group having Net Mortgage Rates less than the Required Coupon for such Loan Group.  There are no Class P Mortgage Loans in Loan Group V.

Class P Principal Distribution Amount:  For each Distribution Date and each Loan Group (other than Loan Group V), the Class P Fraction of the sum of (i) the portion of the Principal Payment Amount for such Loan Group for such Distribution Date attributable to the Class P Mortgage Loans in such Loan Group, (ii) the portion of the Principal Prepayment Amount for such Loan Group for such Distribution Date attributable to the Class P Mortgage Loans in such Loan Group and (iii) Net Liquidation Proceeds allocable to principal with respect to the Class P Mortgage Loans in such Loan Group received during the prior calendar month.

Class Principal Balance:  With respect to any Class of Certificates, other than the Notional Amount Certificates, and as to any date of determination, the aggregate of the Certificate Balances of all Certificates of such Class as of such date.

Class Unpaid Interest Amounts:  As to any Distribution Date and Class of interest-bearing Certificates, the amount by which the aggregate Class Interest Shortfalls for such Class on prior Distribution Dates exceeds the amount distributed on such Class on prior Distribution Dates pursuant to clause (ii) of the definition of Interest Distribution Amount.

Clearing Agency:  An organization registered as a “clearing agency” pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, which initially shall be DTC.

Closing Date:  August 30, 2005.

Code:  The Internal Revenue Code of 1986, as amended.

Collection Account:  The accounts established and maintained by each Servicer in accordance with Section 3.05.

Collection Period:  With respect to each Distribution Date, the period commencing on the second day of the month preceding the month of the Distribution Date and ending on the first day of the month of the Distribution Date.

Compensating Interest Payment: For any Distribution Date and WMMSC, with respect to the WMMSC Serviced Mortgage Loans, the least of (i) the sum of (a) one twelfth (1/12th) of 0.04% of the aggregate Stated Principal Balance of the WMMSC Serviced Mortgage Loans, as of the Due Date in the month of such Distribution Date, (b) Payoff Earnings in respect of the WMMSC Serviced Mortgage Loans for such Distribution Date and (c) aggregate Payoff Interest in respect of the WMMSC Serviced Mortgage Loans for such Distribution Date, (ii) the aggregate Prepayment Interest Shortfall allocable to Payoffs for the WMMSC Serviced Mortgage Loans and (iii) one-twelfth (1/12th) of 0.125% of the aggregate Stated Principal Balance of the WMMSC Serviced Mortgage Loans.

For any Distribution Date and SPS, with respect to the SPS Serviced Mortgage Loans, the lesser of (i) the aggregate Servicing Fee payable to SPS in respect of the SPS Serviced Mortgage Loans for such Distribution Date and (ii) the aggregate Prepayment Interest Shortfall allocable to Payoffs and Curtailments with respect to SPS Serviced Mortgage Loans.

For any Distribution Date and GreenPoint, with respect to the GreenPoint Serviced Mortgage Loans, the lesser of (i) 50% of the aggregate Servicing Fee payable to GreenPoint in respect of the GreenPoint Serviced Mortgage Loans for such Distribution Date and (ii) the aggregate Prepayment Interest Shortfall allocable to Payoffs and Curtailments with respect to the GreenPoint Serviced Mortgage Loans.

For any Distribution Date and Wells Fargo, with respect to the Wells Fargo Serviced Mortgage Loans, the lesser of (i) the aggregate Servicing Fee payable to Wells Fargo (for purposes of this definition only the Servicing Fee Rate shall equal 0.25%) in respect of the Wells Fargo Serviced Mortgage Loans for such Distribution Date and (ii) the aggregate Prepayment Interest Shortfall allocable to Payoffs and Curtailments with respect to Wells Fargo Serviced Mortgage Loans.

For any Distribution Date and the Master Servicer, the Compensating Interest Payment shall be equal to:

(a)

with respect to the SPS Serviced Mortgage Loans, the excess of (i) the Compensating Interest Payment required to be remitted by SPS for such Distribution Date over (ii) the amount of the Compensating Interest Payment actually remitted by SPS for such Distribution Date;

(b)

with respect to the Wells Fargo Serviced Mortgage Loans, the excess of (i) the Compensating Interest Payment required to be remitted by Wells Fargo for such Distribution Date over (ii) the amount of the Compensating Interest Payment actually remitted by Wells Fargo for such Distribution Date;

(c)

with respect to the GreenPoint Serviced Mortgage Loans, the excess of (i) the Compensating Interest Payment required to be remitted by GreenPoint for such Distribution Date over (ii) the amount of the Compensating Interest Payment actually remitted by GreenPoint for such Distribution Date;

(d)

with respect to the ABN AMRO Serviced Mortgage Loans, the excess of (i) the Compensating Interest (as defined in the ABN AMRO Servicing Agreement) required to be remitted by ABN AMRO on the Remittance Date (as defined in the ABN AMRO Servicing Agreement) immediately preceding such Distribution Date over (ii) the amount of the Compensating Interest (as defined in the ABN AMRO Servicing Agreement) actually remitted by ABN AMRO for such Distribution Date;

(e)

with respect to the American First Serviced Mortgage Loans, the excess of (i) the Compensating Interest (as defined in the American First Servicing Agreement) required to be remitted by American First on the Remittance Date (as defined in the American First Servicing Agreement) immediately preceding such Distribution Date over (ii) the amount of the Compensating Interest (as defined in the American First Servicing Agreement) actually remitted by American First for such Distribution Date;

(f)

with respect to the Countrywide Serviced Mortgage Loans, the excess of (i) the Prepayment Interest Shortfall Amount (as defined in the Countrywide Servicing Agreement) required to be remitted by Countrywide on the Remittance Date (as defined in the Countrywide Servicing Agreement) immediately preceding such Distribution Date over (ii) the amount of the Prepayment Interest Shortfall Amount (as defined in the Countrywide Servicing Agreement) actually remitted by Countrywide for such Distribution Date;

(g)

with respect to the Fifth Third Serviced Mortgage Loans, the excess of (i) the Compensating Interest (as defined in the Fifth Third Servicing Agreement) required to be remitted by Fifth Third for such Remittance Date (as defined in the Fifth Third Servicing Agreement) over (ii) the amount of the Compensating Interest (as defined in the Fifth Third Servicing Agreement) actually remitted by Fifth Third for such Remittance Date (as defined in the Fifth Third Servicing Agreement);

(h)

with respect to the GMACM Serviced Mortgage Loans, the excess of (i) the Compensating Interest (as defined in the GMACM Servicing Agreement) required to be remitted by GMACM for such Distribution Date over (ii) the amount of the Compensating Interest (as defined in the GMACM Servicing Agreement) actually remitted by GMACM for such Distribution Date;

(i)

with respect to the HSBC Serviced Mortgage Loans, the excess of (i) the Compensating Interest (as defined in the HSBC Servicing Agreement) required to be remitted by HSBC for such Distribution Date over (ii) the amount of the Compensating Interest (as defined in the HSBC Servicing Agreement) actually remitted by HSBC for such Distribution Date;

(j)

with respect to the U.S. Central Serviced Mortgage Loans, the excess of (i) the amount required to be remitted to the Master Servicer by the Servicer (as defined in the U.S. Central Servicing Agreement) on the Remittance Date (as defined in the U.S. Central Servicing Agreement) immediately preceding such Distribution Date pursuant to Section 5.01(C) of the U.S. Central Servicing Agreement (the “U.S. Central Compensating Interest Payment”) over (ii) the amount of the U.S. Central Compensating Interest Payment actually remitted by the Servicer (as defined in the U.S. Central Servicing Agreement) for such Distribution Date;

(k)

with respect to the Wachovia Serviced Mortgage Loans, the excess of (i) the Compensating Interest (as defined in the Wachovia Servicing Agreement) required to be remitted by Wachovia on the Remittance Date (as defined in the Wachovia Servicing Agreement) immediately preceding such Distribution Date over (ii) the amount of the Compensating Interest (as defined in the Wachovia Servicing Agreement) actually remitted by Wachovia for such Distribution Date; and

(l)

with respect to the WMB Serviced Mortgage Loans, the excess of (i) the Compensating Interest (as defined in the WMB Servicing Agreement) required to be remitted by WMB on the Remittance Date (as defined in the WMB Servicing Agreement) immediately preceding such Distribution Date over (ii) the amount of the Compensating Interest (as defined in the WMB Servicing Agreement) actually remitted by WMB for such Distribution Date.

Cooperative Corporation: With respect to any Cooperative Loan, the cooperative apartment corporation that holds legal title to the related Cooperative Property and grants occupancy rights to units therein to stockholders through Proprietary Leases or similar arrangements.

Cooperative Lien Search: A search for (a) federal tax liens, mechanics’ liens, lis pendens, judgments of record or otherwise against (i) the Cooperative Corporation and (ii) the seller of the Cooperative Unit, (b) filings of Financing Statements and (c) the deed of the Cooperative Property into the Cooperative Corporation.

Cooperative Loan: A Mortgage Loan that is secured by a first lien on and a perfected security interest in Cooperative Shares and the related Proprietary Lease granting exclusive rights to occupy the related Cooperative Unit in the building owned by the related Cooperative Corporation.

Cooperative Property: With respect to any Cooperative Loan, all real property and improvements thereto and rights therein and thereto owned by a Cooperative Corporation including without limitation the land, separate dwelling units and all common elements.

Cooperative Shares: With respect to any Cooperative Loan, the shares of stock issued by a Cooperative Corporation and allocated to a Cooperative Unit and represented by stock certificates.

Cooperative Unit: With respect to any Cooperative Loan, a specific unit in a Cooperative Property.

Corporate Trust Office:  With respect to the Trustee, the designated office of the Trustee at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 60 Livingston Avenue, Structured Finance EP-MN-WS3D, St. Paul, Minnesota 55107-2292, Attention:  Corporate Trust—Structured Finance.  With respect to the Trust Administrator, the designated office of the Trust Administrator at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 9062 Old Annapolis Road, Columbia, MD 21045, Attention:  CSFB 2005-8, except for purposes of Section 6.06 and certificate transfer purposes, such term shall mean the office or agency of the Trust Administrator located at Wells Fargo Bank, National Association, Sixth Street and Marquette Avenue, Minneapolis, Minnesota  55479, Attention: CSFB 2005-8.

Corresponding Classes of Certificates:  With respect to each Lower Tier Interest, any Class of Certificates appearing opposite such Lower Tier Interest in the Preliminary Statement.

Countrywide:  Countrywide Home Loan Servicing LP, a Texas limited partnership, and its successors and assigns.

Countrywide Serviced Mortgage Loans:  The Mortgage Loans identified as such on the Mortgage Loan Schedule.

Countrywide Servicing Agreement:  That certain Reconstituted Servicing Agreement dated as of August 1, 2005 among DLJMC, Countrywide, the Master Servicer, the Trustee and the Trust Administrator.

Credit Support Depletion Date:  With respect to the Group I, Group IV, Group V, Group VI, Group IX and Class A-P Certificates, the first Distribution Date on which the aggregate Class Principal Balance of the Group B Certificates has been or will be reduced to zero.

With respect to the Group II, Group III and Class A-P Certificates, the first Distribution Date on which the aggregate Class Principal Balance of the Group C-B Certificates has been or will be reduced to zero.

With respect to the Group VII, Group VIII and Class A-P Certificates, the first Distribution Date on which the aggregate Class Principal Balance of the Group D-B Certificates has been or will be reduced to zero.

Curtailment:  Any payment of principal on a Mortgage Loan, made by or on behalf of the related Mortgagor, other than a Scheduled Payment, a prepaid Scheduled Payment or a Payoff, which is applied to reduce the outstanding Stated Principal Balance of the Mortgage Loan.

Custodial Agreement:  That certain custodial agreement dated as of August 1, 2005 among the Custodian, the Trustee and the Trust Administrator, pursuant to which the Custodian agrees to hold any of the documents or instruments referred to in Section 2.01 of this Agreement as agent for the Trustee.

Custodian:  LaSalle Bank, National Association, which shall act as agent on behalf of the Trustee, and shall be compensated by the Trust Administrator or as otherwise specified therein.

Cut-off Date:  August 1, 2005.

Cut-off Date Pool Principal Balance:  $1,155,670,588.07.

Cut-off Date Principal Balance:  As to any Mortgage Loan, the Stated Principal Balance thereof as of the close of business on the Cut-off Date.

Data Remittance Date:  With respect to any Distribution Date and (A) the Master Servicer, SPS, GreenPoint or Wells Fargo, the 10th calendar day of the month in which such Distribution Date occurs, or if such 10th day is not a Business Day, the Business Day immediately following such 10th day or (B) WMMSC, no later than twelve noon, five Business Days before the related Distribution Date.

Debt Service Reduction:  With respect to any Mortgage Loan, a reduction by a court of competent jurisdiction in a proceeding under the Bankruptcy Code in the Scheduled Payment for such Mortgage Loan which became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

Debt Service Reduction Mortgage Loan:  Any Mortgage Loan that became the subject of a Debt Service Reduction.

Deceased Holder:  As defined in Section 4.07(b).

Deficient Valuation:  With respect to any Mortgage Loan, a valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or that results in a permanent forgiveness of principal, which valuation in either case results from a proceeding under the Bankruptcy Code.

Definitive Certificate:  As defined in Section 6.09.

Deleted Mortgage Loan:  As defined in Section 2.03(c).

Denomination:  With respect to each Certificate, the amount set forth on the face thereof as the “Initial Certificate Balance of this Certificate” or the “Initial Notional Amount of this Certificate” or, if neither of the foregoing, the Percentage Interest appearing on the face thereof.

Depositor:  Credit Suisse First Boston Mortgage Securities Corp., a Delaware corporation, or its successor in interest.

Depository Agreement:  The Letter of Representation dated as of the Closing Date by and among DTC, the Depositor and the Trust Administrator for the benefit of the Trustee.

Designated Mortgage Loans:  Each of the following, as applicable:

(a)

the ABN AMRO Serviced Mortgage Loans, unless any such Mortgage Loan is no longer serviced by ABN AMRO under the ABN AMRO Servicing Agreement;

(b)

the American First Serviced Mortgage Loans, unless any such Mortgage Loan is no longer serviced by American First under the American First Servicing Agreement;

(c)

the Countrywide Serviced Mortgage Loans, unless any such Mortgage Loan is no longer serviced by Countrywide under the Countrywide Servicing Agreement;

(d)

the Fifth Third Serviced Mortgage Loans, unless any such Mortgage Loan is no longer serviced by Fifth Third under the Fifth Third Servicing Agreement;

(e)

the GMACM Serviced Mortgage Loans unless any such Mortgage Loan is no longer serviced by GMACM under the GMACM Servicing Agreement;

(f)

the HSBC Serviced Mortgage Loans, unless any such Mortgage Loan is no longer serviced by HSBC under the HSBC Servicing Agreement;

(g)

the U.S. Central Serviced Mortgage Loans unless U.S. Central is no longer causing any such Mortgage Loan to be serviced by a Servicer (as defined in the U.S. Central Servicing Agreement) under the U.S. Central Servicing Agreement;

(h)

the Wachovia Serviced Mortgage Loans, unless any such Mortgage Loan is no longer serviced by Wachovia under the Wachovia Servicing Agreement; and

(i)

the WMB Serviced Mortgage Loans, unless any such Mortgage Loan is no longer serviced by WMB under the WMB Servicing Agreement.

Designated Servicer:  Each of ABN AMRO, American First, Countrywide, Fifth Third, GMACM, HSBC, U.S. Central, Wachovia and WMB, as applicable.

Designated Servicing Agreements:  Each of the ABN AMRO Servicing Agreement, the American First Servicing Agreement, the Countrywide Servicing Agreement, the Fifth Third Servicing Agreement, the GMACM Servicing Agreement, the HSBC Servicing Agreement, the U.S. Central Servicing Agreement, the Wachovia Servicing Agreement and the WMB Servicing Agreement, as applicable.

Determination Date:  With respect to each Distribution Date and (A) the Master Servicer or any Servicer (other than Wells Fargo), the 10th day of the calendar month in which such Distribution Date occurs or, if such 10th day is not a Business Day, the Business Day immediately succeeding such Business Day and (B) Wells Fargo, the Business Day immediately preceding the Cash Remittance Date related to such Distribution Date.

Disqualified Organization:  Any organization defined as a “disqualified organization” under Section 860E(e)(5) of the Code, which includes any of the following:  (i) the United States, any State or political subdivision thereof, any possession of the United States, or any agency or instrumentality of any of the foregoing (other than an instrumentality which is a corporation if all of its activities are subject to tax and, except for the FHLMC, a majority of its board of directors is not selected by such governmental unit), (ii) a foreign government, any international organization, or any agency or instrumentality of any of the foregoing, (iii) any organization (other than certain farmers’ cooperatives described in Section 521 of the Code) which is exempt from the tax imposed by Chapter 1 of the Code (including the tax imposed by Section 511 of the Code on unrelated business taxable income), (iv) rural electric and telephone cooperatives described in Section 1381(a)(2)(C) of the Code, (v) an “electing large partnership” within the meaning of Section 775 of the Code, and (vi) any other Person so designated by the Trust Administrator based upon an Opinion of Counsel that the holding of an Ownership Interest in a Residual Certificate by such Person may cause any REMIC formed hereby or any Person having an Ownership Interest in any Class of Certificates (other than such Person) to incur a liability for any federal tax imposed under the Code that would not otherwise be imposed but for the Transfer of an Ownership Interest in a Residual Certificate to such Person.  The terms “United States”, “State” and “international organization” shall have the meanings set forth in Section 7701 of the Code or successor provisions.

Distribution Date:  The 25th day of any month, or if such 25th day is not a Business Day, the Business Day immediately following such 25th day, commencing in September 2005.

DLJMC:  DLJ Mortgage Capital, Inc., a Delaware corporation, and its successors and assigns.

DTC:  The Depository Trust Company.

Due Date: With respect to each Mortgage Loan and any Distribution Date, the date on which Scheduled Payments on such Mortgage Loan are due which is either the first day of the month of such Distribution Date, or if Scheduled Payments on such Mortgage Loan are due on a day other than the first day of the month, the date in the calendar month immediately preceding the Distribution Date on which such Scheduled Payments are due, exclusive of any days of grace.

Eligible Account:  Either (i) an account or accounts maintained with a federal or state chartered depository institution or trust company acceptable to the Rating Agencies or (ii) an account or accounts the deposits in which are insured by the FDIC to the limits established by such corporation, provided that any such deposits not so insured shall be maintained in an account at a depository institution or trust company whose commercial paper or other short term debt obligations (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short term debt obligations of such holding company) have been rated by each Rating Agency in its highest short-term rating category, or (iii) a segregated trust account or accounts (which shall be a “special deposit account”) maintained with the Trustee, the Trust Administrator or any other federal or state chartered depository institution or trust company, acting in its fiduciary capacity, in a manner acceptable to the Trustee, the Trust Administrator and the Rating Agencies.  Eligible Accounts may bear interest.

Eligible Institution:  An institution having the highest short-term debt rating, and one of the two highest long-term debt ratings of the Rating Agencies or the approval of the Rating Agencies.

Eligible Investments:  Any one or more of the obligations and securities listed below:

1.

direct obligations of, and obligations fully guaranteed by, the United States of America, or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America; or obligations fully guaranteed by, the United States of America; the FHLMC, FNMA, the Federal Home Loan Banks or any agency or instrumentality of the United States of America rated AA (or the equivalent) or higher by the Rating Agencies;

2.

federal funds, demand and time deposits in, certificates of deposits of, or bankers’ acceptances issued by, any depository institution or trust company incorporated or organized under the laws of the United States of America or any state thereof and subject to supervision and examination by federal and/or state banking authorities, so long as at the time of such investment or contractual commitment providing for such investment the commercial paper or other short-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the commercial paper or other short-term debt obligations of such holding company) are rated in one of two of the highest ratings by each of the Rating Agencies, and the long-term debt obligations of such depository institution or trust company (or, in the case of a depository institution or trust company which is the principal subsidiary of a holding company, the long-term debt obligations of such holding company) are rated in one of two of the highest ratings, by each of the Rating Agencies;

3.

repurchase obligations with a term not to exceed 30 days with respect to any security described in clause (i) above and entered into with a depository institution or trust company (acting as a principal) rated “A-1+” by the Rating Agencies; provided, however, that collateral transferred pursuant to such repurchase obligation must be of the type described in clause (i) above and must (A) be valued daily at current market price plus accrued interest, (B) pursuant to such valuation, be equal, at all times, to 105% of the cash transferred by the Trustee or the Trust Administrator in exchange for such collateral, and (C) be delivered to the Trustee or the Trust Administrator or, if the Trustee or the Trust Administrator, as applicable, is supplying the collateral, an agent for the Trustee or the Trust Administrator, in such a manner as to accomplish perfection of a security interest in the collateral by possession of certificated securities;

4.

securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which has a long-term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

5.

commercial paper having an original maturity of less than 365 days and issued by an institution having a short-term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

6.

a guaranteed investment contract approved by each of the Rating Agencies and issued by an insurance company or other corporation having a long-term unsecured debt rating in the highest available rating category of each of the Rating Agencies at the time of such investment;

7.

money market funds (which may be 12b-1 funds as contemplated under the rules promulgated by the Securities and Exchange Commission under the Investment Company Act of 1940) having ratings in the highest available rating category of Moody’s and one of the two highest available rating categories of S&P at the time of such investment (any such money market funds which provide for demand withdrawals being conclusively deemed to satisfy any maturity requirements for Eligible Investments set forth herein) including money market funds of the Master Servicer, a Servicer, the Trustee or the Trust Administrator and any such funds that are managed by the Master Servicer, a Servicer, the Trustee or the Trust Administrator or their respective Affiliates or for the Master Servicer, a Servicer, the Trustee or the Trust Administrator or any Affiliate of such Person acts as advisor, as long as such money market funds satisfy the criteria of this subparagraph (vii); and

8.

such other investments the investment in which will not, as evidenced by a letter from each of the Rating Agencies, result in the downgrading or withdrawal of the Ratings of the Certificates.

provided, however, that no such instrument shall be an Eligible Investment if such instrument evidences either (i) a right to receive only interest payments with respect to the obligations underlying such instrument, or (ii) both principal and interest payments derived from obligations underlying such instrument and the principal and interest payments with respect to such instrument provide a yield to maturity of greater than 120% of the yield to maturity at par of such underlying obligations.

ERISA:  The Employee Retirement Income Security Act of 1974, as amended.

ERISA-Qualifying Underwriting:  A best efforts or firm commitment underwriting or private placement that meets the requirements (without regard to the ratings requirements) of an Underwriter’s Exemption.

ERISA-Restricted Certificate:  As set forth in the Preliminary Statement.

Escrow Account:  The separate account or accounts created and maintained by the Master Servicer or a Servicer pursuant to Section 3.06.

Escrow Payments:  With respect to any Mortgage Loan, the amounts constituting ground rents, taxes, mortgage insurance premiums, fire and hazard insurance premiums, and any other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to the Mortgage, applicable law or any other related document.

Event of Default:  As defined in Section 8.01 hereof.

Excess Loss:  With respect to the Certificates, the amount of any (i) Fraud Loss on a Mortgage Loan realized after the related Fraud Loss Coverage Termination Date, (ii) Special Hazard Loss on a Mortgage Loan realized after the related Special Hazard Coverage Termination Date or (iii) Bankruptcy Loss on a Mortgage Loan realized after the related Bankruptcy Coverage Termination Date.

Expense Fee Rate:  As to each Mortgage Loan, the sum of the related Servicing Fee Rate, the Trust Administrator Fee Rate, if applicable, the rate at which any lender paid primary mortgage guaranty insurance fee accrues, if applicable, and the Qualified Substitute Mortgage Loan Excess Interest Rate, if applicable.

Expense Fees:  As to each Mortgage Loan, the sum of the related Servicing Fee, the Trust Administrator Fee, if applicable, any lender paid primary mortgage guaranty insurance premium, if applicable, and any Qualified Substitute Mortgage Loan Excess Interest, if applicable.

Fair Credit Reporting Act:  The Fair Credit Reporting Act of 1970, as amended.

FDIC:  The Federal Deposit Insurance Corporation, or any successor thereto.

FHLMC:  The Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

Fifth Third:  Fifth Third Mortgage Company, and its successors and assigns.

Fifth Third Serviced Mortgage Loans:  The Mortgage Loans identified as such on the Mortgage Loan Schedule.

Fifth Third Servicing Agreement:  That certain Reconstituted Servicing Agreement dated as of August 1, 2005 among DLJMC, Fifth Third, the Master Servicer, the Trustee and the Trust Administrator.

Financing Statement:  A financing statement in the form of a UCC-1 or UCC-3, as applicable, filed pursuant to the Uniform Commercial Code to perfect a security interest in the Cooperative Shares and Pledge Instruments.

Fitch Ratings:  Fitch, Inc., or any successor thereto.

FNMA:  The Federal National Mortgage Association, a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

Fraud Loan:  A Liquidated Mortgage Loan as to which a Fraud Loss has occurred.

Fraud Loss Coverage Amount:  With respect to the Group I, Group IV, Group V, Group VI and Group IX Certificates as of the Closing Date, $17,507,448, subject to reduction from time to time by the amount of Fraud Losses allocated to the Group B Certificates.  In addition, (a) on each anniversary prior to the fifth anniversary of the Cut-off Date, the Fraud Loss Coverage Amount for the Group I, Group IV, Group V, Group VI and Group IX Certificates will be reduced to an amount equal to (i) on the first anniversary of the Cut-off Date, the lesser of (A) 2.00% of the aggregate Stated Principal Balance of the Group I, Group IV, Group V, Group VI and Group IX Mortgage Loans and (B) the excess of such Fraud Loss Coverage Amount as of the Cut-off Date over the cumulative amount of Fraud Losses on the Group I, Group IV, Group V, Group VI and Group IX Mortgage Loans allocated to the Group B Certificates since the Cut-off Date and (ii) on the second, third and fourth anniversaries of the Cut-off Date, the lesser of (A) 1.00% of the aggregate Stated Principal Balance of the Group I, Group IV, Group V, Group VI and Group IX Mortgage Loans and (B) the excess of such Fraud Loss Coverage Amount as of the preceding anniversary of the Cut-off Date over the cumulative amount of Fraud Losses on the Group I, Group IV, Group V, Group VI and Group IX Mortgage Loans allocated to the Group B Certificates since such preceding anniversary and (b) on the fifth anniversary of the Cut-off Date, to zero.

With respect to the Group II and Group III Certificates as of the Closing Date, $10,358,037, subject to reduction from time to time by the amount of Fraud Losses allocated to the Group C-B Certificates.  In addition, (a) on each anniversary prior to the fifth anniversary of the Cut-off Date, the Fraud Loss Coverage Amount for the Group II and Group III Certificates will be reduced to an amount equal to (i) on the first anniversary of the Cut-off Date, the lesser of (A) 2.00% of the aggregate Stated Principal Balance of the Group II and Group III Mortgage Loans and (B) the excess of such Fraud Loss Coverage Amount as of the Cut-off Date over the cumulative amount of Fraud Losses on the Group II and Group III Mortgage Loans allocated to the Group C-B Certificates since the Cut-off Date and (ii) on the second, third and fourth anniversaries of the Cut-off Date, the lesser of (A) 1.00% of the aggregate Stated Principal Balance of the Group II and Group III Mortgage Loans and (B) the excess of such Fraud Loss Coverage Amount as of the preceding anniversary of the Cut-off Date over the cumulative amount of Fraud Losses on the Group II and Group III Mortgage Loans allocated to the Group C-B Certificates since such preceding anniversary and (b) on the fifth anniversary of the Cut-off Date, to zero.

With respect to the Group VII and Group VIII Certificates as of the Closing Date, $6,804,632, subject to reduction from time to time by the amount of Fraud Losses allocated to the Group D-B Certificates.  In addition, (a) on each anniversary prior to the fifth anniversary of the Cut-off Date, the Fraud Loss Coverage Amount for the Group VII and Group VIII Certificates will be reduced to an amount equal to (i) on the first anniversary of the Cut-off Date, the lesser of (A) 2.00% of the aggregate Stated Principal Balance of the Group VII and Group VIII Mortgage Loans and (B) the excess of such Fraud Loss Coverage Amount as of the Cut-off Date over the cumulative amount of Fraud Losses on the Group VII and Group VIII Mortgage Loans allocated to the Group D-B Certificates since the Cut-off Date and (ii) on the second, third and fourth anniversaries of the Cut-off Date, the lesser of (A) 1.00% of the aggregate Stated Principal Balance of the Group VII and Group VIII Mortgage Loans and (B) the excess of such Fraud Loss Coverage Amount as of the preceding anniversary of the Cut-off Date over the cumulative amount of Fraud Losses on the Group VII and Group VIII Mortgage Loans allocated to the Group D-B Certificates since such preceding anniversary and (b) on the fifth anniversary of the Cut-off Date, to zero.

Fraud Loss Coverage Termination Date:  The point in time at which the applicable Fraud Loss Coverage Amount is reduced to zero.

Fraud Losses:  Realized Losses on the Mortgage Loans as to which a loss is sustained by reason of a default arising from fraud, dishonesty or misrepresentation in connection with the related Mortgage Loan, including a loss by reason of the denial of coverage under any related Mortgage Guaranty Insurance Policy because of such fraud, dishonesty or misrepresentation.

GMACM:  GMAC Mortgage Corporation, and its successors and assigns.

GMACM Serviced Mortgage Loans:  The Mortgage Loans identified as such on the Mortgage Loan Schedule.

GMACM Servicing Agreement:  That certain Reconstituted Servicing Agreement dated as of August 1, 2005 among DLJMC, GMACM, the Master Servicer, the Trustee and the Trust Administrator.

GreenPoint:  GreenPoint Mortgage Funding, Inc., a New York corporation, and its successors and assigns.

GreenPoint Mortgage Loans:  The Mortgage Loans identified as such on the Mortgage Loan Schedule, for which GreenPoint is the applicable Seller.

GreenPoint Serviced Mortgage Loans:  The Mortgage Loans identified as such on the Mortgage Loan Schedule, for which GreenPoint is the applicable Servicer.

Group:  When used with respect to the Mortgage Loans, any of Group I, Group II, Group III, Group IV, Group V, Group  VI, Group VII, Group VIII or Group IX, or with respect to the Certificates, the Class or Classes of Certificates that relate to the corresponding Group.

Group B Component Balance:  With respect to Loan Group I, Loan Group IV, Loan Group V, Loan Group VI or Loan Group IX, the excess, if any, of the then outstanding aggregate Stated Principal Balance of the Mortgage Loans in that Loan Group (less the applicable Class P Fraction of any applicable Class P Mortgage Loan) over the then outstanding aggregate Class Principal Balance of the related Senior Certificates (other than the Class P Certificates).

Group B Percentage:  With respect to any Distribution Date and the Group B Certificates, the aggregate Class Principal Balance of the Group B Certificates immediately prior to the Distribution Date divided by the outstanding aggregate Stated Principal Balance of the Group I, Group IV, Group V, Group VI and Group IX Mortgage Loans (other than the applicable Class P Fraction of the applicable Class P Mortgage Loans) as of the Due Date for that Distribution Date.

Group B Principal Distribution Amount:  With respect to any Distribution Date and the Group B Certificates, will equal the excess of the sum of (i) the related Subordinate Percentage of the Principal Payment Amount for Loan Group I (exclusive of the portion attributable to the related Class P Principal Distribution Amount), (ii) the related Subordinate Percentage of the Principal Payment Amount for Loan Group IV (exclusive of the portion attributable to the related Class P Principal Distribution Amount), (iii) the related Subordinate Percentage of the Principal Payment Amount for Loan Group V, (iv) the related Subordinate Percentage of the Principal Payment Amount for Loan Group VI (exclusive of the portion attributable to the related Class P Principal Distribution Amount), (v) the related Subordinate Percentage of the Principal Payment Amount for Loan Group IX (exclusive of the portion attributable to the related Class P Principal Distribution Amount), (vi) the related Subordinate Prepayment Percentage of the Principal Prepayment Amount for Loan Group I (exclusive of the portion attributable to the related Class P Principal Distribution Amount), (vii) the related Subordinate Prepayment Percentage of the Principal Prepayment Amount for Loan Group IV (exclusive of the portion attributable to the related Class P Principal Distribution Amount), (viii) the related Subordinate Prepayment Percentage of the Principal Prepayment Amount for Loan Group V, (ix) the related Subordinate Prepayment Percentage of the Principal Prepayment Amount for Loan Group VI (exclusive of the portion attributable to the related Class P Principal Distribution Amount), (x) the related Subordinate Prepayment Percentage of the Principal Prepayment Amount for Loan Group IX (exclusive of the portion attributable to the related Class P Principal Distribution Amount), (xi) the Subordinate Liquidation Amount for Loan Group I, (xii) the Subordinate Liquidation Amount for Loan Group IV, (xiii) the Subordinate Liquidation Amount for Loan Group V, (xiv) the Subordinate Liquidation Amount for Loan Group VI and (xv) the Subordinate Liquidation Amount for Loan Group IX over (B) the sum of (x) the amounts required to be distributed to the Class A-P Certificates pursuant to Section 4.01(A)(j)(i) on that Distribution Date, (y) if the aggregate Class Principal Balance of the Group I, Group IV, Group V, Group VI or Group IX Certificates has been reduced to zero, principal paid from the Available Distribution Amount of the Loan Group or related to the Certificates paid in full to the other Group or Groups, as described in Section 4.06(a) and (z) the amounts paid from the Available Distribution Amount for the Overcollateralized Group or Groups to the Senior Certificates (other than the Class P Certificates) of the Undercollateralized Group or Groups, as described in Section 4.06(b).

Group C-B Component Balance:  With respect to Loan Group II or Loan Group III, the excess, if any, of the then outstanding aggregate Stated Principal Balance of the Mortgage Loans in that Loan Group (less the applicable Class P Fraction of any applicable Class P Mortgage Loan) over the then outstanding aggregate Class Principal Balance of the related Senior Certificates (other than the Class P Certificates).

Group C-B Percentage:  With respect to any Distribution Date and the Group C-B Certificates, the aggregate Class Principal Balance of the Group C-B Certificates immediately prior to the Distribution Date divided by the outstanding aggregate Stated Principal Balance of the Group II and Group III Mortgage Loans (other than the applicable Class P Fraction of the applicable Class P Mortgage Loans) as of the Due Date for that Distribution Date.

Group C-B Principal Distribution Amount:  With respect to any Distribution Date and the Group C-B Certificates, will equal the excess of the sum of (i) the related Subordinate Percentage of the Principal Payment Amount for Loan Group II (exclusive of the portion attributable to the related Class P Principal Distribution Amount), (ii) the related Subordinate Percentage of the Principal Payment Amount for Loan Group III (exclusive of the portion attributable to the related Class P Principal Distribution Amount), (iii) the related Subordinate Prepayment Percentage of the Principal Prepayment Amount for Loan Group II (exclusive of the portion attributable to the related Class P Principal Distribution Amount), (iv) the related Subordinate Prepayment Percentage of the Principal Prepayment Amount for Loan Group III (exclusive of the portion attributable to the related Class P Principal Distribution Amount), (v) the Subordinate Liquidation Amount for Loan Group II and (vi) the Subordinate Liquidation Amount for Loan Group III over (B) the sum of (x) the amounts required to be distributed to the Class A-P Certificates pursuant to Section 4.01(A)(k)(i) on that Distribution Date, (y) if the aggregate Class Principal Balance of the Group II or Group III Certificates has been reduced to zero, principal paid from the Available Distribution Amount of the Loan Group related to the Certificates paid in full to the other Group, as described in Section 4.06(a) and (z) the amounts paid from the Available Distribution Amount for the Overcollateralized Group to the Senior Certificates (other than the Class P Certificates) of the Undercollateralized Group, as described in Section 4.06(c).

Group D-B Component Balance:  With respect to Loan Group VII or Loan Group VIII, the excess, if any, of the then outstanding aggregate Stated Principal Balance of the Mortgage Loans in that Loan Group (less the applicable Class P Fraction of any applicable Class P Mortgage Loan) over the then outstanding aggregate Class Principal Balance of the related Senior Certificates (other than the Class P Certificates).

Group D-B Percentage:  With respect to any Distribution Date and the Group D-B Certificates, the aggregate Class Principal Balance of the Group D-B Certificates immediately prior to the Distribution Date divided by the outstanding aggregate Stated Principal Balance of the Group VII and Group VIII Mortgage Loans (other than the applicable Class P Fraction of the applicable Class P Mortgage Loans) as of the Due Date for that Distribution Date.

Group D-B Principal Distribution Amount:  With respect to any Distribution Date and the Group D-B Certificates, will equal the excess of the sum of (i) the related Subordinate Percentage of the Principal Payment Amount for Loan Group VII (exclusive of the portion attributable to the related Class P Principal Distribution Amount), (ii) the related Subordinate Percentage of the Principal Payment Amount for Loan Group VIII (exclusive of the portion attributable to the related Class P Principal Distribution Amount), (iii) the related Subordinate Prepayment Percentage of the Principal Prepayment Amount for Loan Group VII (exclusive of the portion attributable to the related Class P Principal Distribution Amount), (iv) the related Subordinate Prepayment Percentage of the Principal Prepayment Amount for Loan Group VIII (exclusive of the portion attributable to the related Class P Principal Distribution Amount), (v) the Subordinate Liquidation Amount for Loan Group VII and (vi) the Subordinate Liquidation Amount for Loan Group VIII over (B) the sum of (x) the amounts required to be distributed to the Class A-P Certificates pursuant to Section 4.01(A)(l)(i) on that Distribution Date, (y) if the aggregate Class Principal Balance of the Group VII or Group VIII Certificates has been reduced to zero, principal paid from the Available Distribution Amount of the Loan Group related to the Certificates paid in full to the other Group, as described in Section 4.06(a) and (z) the amounts paid from the Available Distribution Amount for the Overcollateralized Group to the Senior Certificates (other than the Class P Certificates) of the Undercollateralized Group, as described in Section 4.06(d).

Group I:  With respect to the Mortgage Loans, the pool of fixed rate Mortgage Loans identified in the related Mortgage Loan Schedule as having been assigned to Group I or with respect to the Certificates, as set forth in the Preliminary Statement.

Group I Certificates:  As set forth in the Preliminary Statement.

Group I Liquidation Amount:  For any Distribution Date, the aggregate, for each Group I Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of that Distribution Date, of the lesser of (i) the Group I Priority Percentage of the Stated Principal Balance of that Mortgage Loan (exclusive of the applicable Class P Fraction of that balance, for any Class P Mortgage Loan in Loan Group I) and (ii) the Group I Priority Percentage of the Liquidation Principal for that Mortgage Loan.

Group I Mortgage Loan:  Any Mortgage Loan in Loan Group I.

Group I Percentage:  For any Distribution Date will equal the lesser of (a) 100% and (b) the aggregate Class Principal Balance of the Class I-A-3 and Class I-A-4 Certificates divided by the aggregate Stated Principal Balance of the Group I Mortgage Loans (less the applicable Class P Fraction of each Class P Mortgage Loan in Loan Group I), in each case, immediately prior to any allocations of losses or distributions on that Distribution Date.

Group I Priority Amount:  For any Distribution Date, the sum of (i) the Group I Priority Percentage of the Principal Payment Amount for Loan Group I (exclusive of the portion attributable to the Class P Principal Distribution Amount for Loan Group I), (ii) the Group I Priority Percentage of the Principal Prepayment Amount for Loan Group I (exclusive of the portion attributable to the Class P Principal Distribution Amount for Loan Group I), and (iii) the Group I Liquidation Amount.

Group I Priority Percentage:  For any Distribution Date, the product of (a) the Group I Percentage and (b) the Stepdown Percentage.

Group II:  With respect to the Mortgage Loans, the pool of fixed rate Mortgage Loans identified in the related Mortgage Loan Schedule as having been assigned to Group II or with respect to the Certificates, as set forth in the Preliminary Statement.

Group II Certificates:  As set forth in the Preliminary Statement.

Group II Mortgage Loan:  Any Mortgage Loan in Loan Group II.

Group III:  With respect to the Mortgage Loans, the pool of fixed rate Mortgage Loans identified in the related Mortgage Loan Schedule as having been assigned to Group III or with respect to the Certificates, as set forth in the Preliminary Statement.

Group III Certificates: As set forth in the Preliminary Statement.

Group III Mortgage Loan:  Any Mortgage Loan in Loan Group III.

Group IV:  With respect to the Mortgage Loans, the pool of fixed rate Mortgage Loans identified in the related Mortgage Loan Schedule as having been assigned to Group IV or with respect to the Certificates, as set forth in the Preliminary Statement.

Group IV Certificates:  As set forth in the Preliminary Statement.

Group IV Mortgage Loan:  Any Mortgage Loan in Loan Group IV.

Group V:  With respect to the Mortgage Loans, the pool of fixed rate Mortgage Loans identified in the related Mortgage Loan Schedule as having been assigned to Group V or with respect to the Certificates, as set forth in the Preliminary Statement.

Group V Certificates:  As set forth in the Preliminary Statement.

Group V Mortgage Loan:  Any Mortgage Loan in Loan Group V.

Group VI:  With respect to the Mortgage Loans, the pool of fixed rate Mortgage Loans identified in the related Mortgage Loan Schedule as having been assigned to Group VI or with respect to the Certificates, as set forth in the Preliminary Statement.

Group VI Certificates:  As set forth in the Preliminary Statement.

Group VI Mortgage Loan:  Any Mortgage Loan in Loan Group VI.

Group VII:  With respect to the Mortgage Loans, the pool of fixed rate Mortgage Loans identified in the related Mortgage Loan Schedule as having been assigned to Group VII or with respect to the Certificates, as set forth in the Preliminary Statement.

Group VII Certificates:  As set forth in the Preliminary Statement.

Group VII Mortgage Loan:  Any Mortgage Loan in Loan Group VII.

Group VIII:  With respect to the Mortgage Loans, the pool of fixed rate Mortgage Loans identified in the related Mortgage Loan Schedule as having been assigned to Group VIII or with respect to the Certificates, as set forth in the Preliminary Statement.

Group VIII Certificates:  As set forth in the Preliminary Statement.

Group VIII Mortgage Loan:  Any Mortgage Loan in Loan Group VIII.

Group IX:  With respect to the Mortgage Loans, the pool of fixed rate Mortgage Loans identified in the related Mortgage Loan Schedule as having been assigned to Group IX or with respect to the Certificates, as set forth in the Preliminary Statement.

Group IX Certificates:  As set forth in the Preliminary Statement.

Group IX Liquidation Amount:  For any Distribution Date, the aggregate, for each Group IX Mortgage Loan that became a Liquidated Mortgage Loan during the calendar month preceding the month of that Distribution Date, of the lesser of (i) the Group IX Priority Percentage of the Stated Principal Balance of that Mortgage Loan (exclusive of the applicable Class P Fraction of that balance, for any Class P Mortgage Loan in Loan Group IX) and (ii) the Group IX Priority Percentage of the Liquidation Principal for that Mortgage Loan.

Group IX Mortgage Loan:  Any Mortgage Loan in Loan Group IX.

Group IX Percentage:  For any Distribution Date will equal the lesser of (a) 100% and (b) the aggregate Class Principal Balance of the Class IX-A-4, Class IX-A-13 and Class IX-A-15 Certificates divided by the aggregate Stated Principal Balance of the Group IX Mortgage Loans (less the applicable Class P Fraction of each Class P Mortgage Loan in Loan Group IX), in each case, immediately prior to any allocations of losses or distributions on that Distribution Date.

Group IX Priority Amount:  For any Distribution Date, the sum of (i) the Group IX Priority Percentage of the Principal Payment Amount for Loan Group IX (exclusive of the portion attributable to the Class P Principal Distribution Amount for Loan Group IX), (ii) the Group IX Priority Percentage of the Principal Prepayment Amount for Loan Group IX (exclusive of the portion attributable to the Class P Principal Distribution Amount for Loan Group IX), and (iii) the Group IX Liquidation Amount.

Group IX Priority Percentage:  For any Distribution Date, the product of (a) the Group IX Percentage and (b) the Stepdown Percentage.

HSBC:  HSBC Mortgage Corporation (USA), and its successors and assigns.

HSBC Serviced Mortgage Loans:  The Mortgage Loans identified as such on the Mortgage Loan Schedule.

HSBC Servicing Agreement:  That certain Reconstituted Servicing Agreement dated as of August 1, 2005 among DLJMC, HSBC, the Master Servicer, the Trustee and the Trust Administrator.

Indirect Participants:  Entities, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a Participant, either directly or indirectly.

Individual Special Retail Certificate:  Any Special Retail Certificate with a $1,000 Certificate Balance.

Initial Bankruptcy Loss Coverage Amount:  With respect to the Group B Certificates, $160,136.  With respect to the Group C-B Certificates, $150,000.  With respect to the Group D-B Certificates, $150,000.

Initial Class Principal Balance:  As set forth in the Preliminary Statement.

Insurance Policy:  With respect to any Mortgage Loan included in the Trust Fund, any Mortgage Guaranty Insurance Policy, any standard hazard insurance policy, flood insurance policy or title insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

Insurance Proceeds:  Amounts paid pursuant to any insurance policy with respect to a Mortgage Loan that have not been used to restore the related mortgaged property or released to the mortgagor in accordance with the related Servicer’s or the related Designated Servicer’s normal servicing procedures.

Interest Determination Date: With respect to the LIBOR Certificates and for each Accrual Period, the second LIBOR Business Day preceding the commencement of such Accrual Period.

Interest Distribution Amount:  With respect to any Distribution Date and interest-bearing Class of Certificates, the sum of (i) one month’s interest accrued during the related Accrual Period at the applicable Pass-Through Rate for such Class on the related Class Principal Balance or Class Notional Amount, as applicable, subject to reduction pursuant to Section 4.01(B), and (ii) any Class Unpaid Interest Amounts for such Class and Distribution Date.

Interest Rate: With respect to each Subsidiary REMIC Regular Interest and each Middle REMIC Regular Interest, the applicable rate set forth or calculated in the manner described in the Preliminary Statement.

Investment Account:  The commingled account (which shall be commingled only with investment accounts related to series of pass-through certificates with a class of certificates which has a rating equal to the highest of the Ratings of the Certificates) maintained by WMMSC in the trust department of the Investment Depository pursuant to Section 3.05.  The Investment Account shall be an Eligible Account.

Investment Depository:  U.S. Bank National Association or another bank or trust company designated from time to time by WMMSC.  The Investment Depository shall at all times be an Eligible Institution.

Lender Paid Mortgage Guaranty Insurance Policy:  Any lender paid Mortgage Guaranty Insurance Policy.

LIBOR Business Day:  Any day other than (i) a Saturday or a Sunday or (ii) a day on which banking institutions in the State of New York or in the City of London, England are required or authorized by law to be closed.

LIBOR Certificates:  As set forth in the Preliminary Statement.

Liquidated Mortgage Loan:  With respect to any Distribution Date, a defaulted Mortgage Loan (including any REO Property) which was liquidated in the calendar month preceding the month of such Distribution Date and as to which the related Servicer has determined (with respect to the Non-Designated Mortgage Loans, in accordance with this Agreement, or with respect to the Designated Mortgage Loans, in accordance with the related Designated Servicing Agreement) that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan, including the final disposition of the related REO Property.

Liquidation Expenses:  Customary and reasonable “out of pocket” expenses incurred by a Servicer (or the related Sub-Servicer) in connection with the liquidation of any defaulted Mortgage Loan and not recovered by such Servicer (or the related Sub-Servicer) under a Mortgage Guaranty Insurance Policy for reasons other than such Servicer’s failure to comply with Section 3.09 hereof, such expenses including, without limitation, legal fees and expenses, any unreimbursed amount expended by a Servicer pursuant to Section 3.11 hereof respecting the related Mortgage and any related and unreimbursed expenditures for real estate property taxes or for property restoration or preservation to the extent not previously reimbursed under any hazard insurance policy for reasons other than such Servicer’s failure to comply with Section 3.11 hereof.

Liquidation Principal:  As to any Distribution Date and Loan Group, the principal portion of Net Liquidation Proceeds received with respect to each Mortgage Loan in that Loan Group which became a Liquidated Mortgage Loan, but not in excess of the principal balance of that Mortgage Loan, during the preceding calendar month, exclusive of the portion thereof, if any, attributable to the applicable Class P Principal Distribution Amount.

Liquidation Proceeds:  Amounts, including Insurance Proceeds, received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee’s sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property related to a Mortgage Loan and any other proceeds received in connection with an REO Property, other than Recoveries.

Living Holder: A Certificateholder of a Special Retail Certificate other than a Deceased Holder.

Loan Group:  Any of Loan Group I, Loan Group II, Loan Group III, Loan Group IV, Loan Group V, Loan Group VI, Loan Group VII, Loan Group VIII or Loan Group IX, as applicable.

Loan Group I:  All Mortgage Loans identified as Group I Mortgage Loans on the Mortgage Loan Schedule.

Loan Group II:  All Mortgage Loans identified as Group II Mortgage Loans on the Mortgage Loan Schedule.

Loan Group III:  All Mortgage Loans identified as Group III Mortgage Loans on the Mortgage Loan Schedule.

Loan Group IV:  All Mortgage Loans identified as Group IV Mortgage Loans on the Mortgage Loan Schedule.

Loan Group V:  All Mortgage Loans identified as Group V Mortgage Loans on the Mortgage Loan Schedule.

Loan Group VI:  All Mortgage Loans identified as Group VI Mortgage Loans on the Mortgage Loan Schedule.

Loan Group VII:  All Mortgage Loans identified as Group VII Mortgage Loans on the Mortgage Loan Schedule.

Loan Group VIII:  All Mortgage Loans identified as Group VIII Mortgage Loans on the Mortgage Loan Schedule.

Loan Group IX:  All Mortgage Loans identified as Group IX Mortgage Loans on the Mortgage Loan Schedule.

Loan-to-Value Ratio:  As of any date, the fraction, expressed as a percentage, the numerator of which is the Stated Principal Balance of the related Mortgage Loan at the date of determination and the denominator of which is the Appraised Value of the Mortgaged Property.

Loss and Delinquency Test:  With respect to the SPS Mortgage Loans, SPS will fail the Loss and Delinquency Test on any date of determination as to which (i) the aggregate outstanding principal balance of the SPS Mortgage Loans delinquent 60 days or more (including all related REO Properties and related Mortgage Loans in foreclosure) (averaged over the preceding six month period), as a percentage of the aggregate principal balance of the SPS Mortgage Loans as of the first day of the month of such determination is equal to or greater than 50% or (ii) cumulative Realized Losses for the SPS Mortgage Loans exceed (a) with respect to any month prior to the third anniversary of the first Distribution Date, 20% of the aggregate principal balance of the SPS Mortgage Loans as of the Closing Date (the “Original SPS Mortgage Loan Principal Balance”), (b) with respect to any month on or after the third anniversary but prior to the eighth anniversary of the first Distribution Date, 30% of the Original SPS Mortgage Loan Principal Balance, (c) with respect to any month on or after the eighth anniversary but prior to the ninth anniversary of the first Distribution Date, 35% of the Original SPS Mortgage Loan Principal Balance, (d) with respect to any month on or after the ninth anniversary but prior to the tenth anniversary of the first Distribution Date, 40% of the Original SPS Mortgage Loan Principal Balance, (e) with respect to any month on or after the tenth anniversary but prior to the eleventh anniversary of the first Distribution Date, 45% of the Original SPS Principal Balance and (f) with respect to any month on or after the eleventh anniversary of the first Distribution Date, 50% of the Original SPS Mortgage Loan Principal Balance.  For purposes of this definition, the term “Realized Losses” shall not include Debt Service Reductions or Deficient Valuations.

Lost Mortgage Note:  Any Mortgage Note the original of which was permanently lost or destroyed and has not been replaced.

Lower Tier Interest:  As described in the Preliminary Statement.

Master REMIC:  As described in the Preliminary Statement.

Master Servicer:  Wells Fargo.

Master Servicer Employees:  As defined in Section 3.18.

Maximum Cap Rate:  With respect to the Class IX-A-9 Certificates, 8.850% per annum.

MERS:  Mortgage Electronic Registration Systems, Inc., a corporation organized and existing under the laws of the State of Delaware, or any successor thereto.

MERS Mortgage Loan:  Any Mortgage Loan registered with MERS on the MERS System.

MERS® System:  The system of recording transfers of mortgages electronically maintained by MERS.

MIN:  The mortgage identification number for any MERS Mortgage Loan.

Middle REMIC 1:  As described in the Preliminary Statement.

Middle REMIC 2:  As described in the Preliminary Statement.

Middle REMIC Regular Interest:  Any one of the “regular interests” in Middle REMIC 1 or Middle REMIC 2, as applicable, as described in the Preliminary Statement.

MOM Loan:  Any Mortgage Loan as to which MERS is acting as mortgagee, solely as nominee fro the originator of such Mortgage Loan and its successors and assigns.

Moody’s:  Moody’s Investors Service, Inc., or any successor thereto.

Mortgage:  With respect to a Mortgage Loan, the mortgage, deed of trust or other instrument creating a first lien on a fee simple or leasehold estate in real property securing a Mortgage Note.

Mortgage File:  For each Mortgage Loan, the Trustee Mortgage File and the Servicer Mortgage File.

Mortgage Guaranty Insurance Policy:  Each policy of primary mortgage guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan.

Mortgage Loans:  Such of the mortgage loans and cooperative loans transferred and assigned to the Trustee pursuant to the provisions hereof as from time to time are held as a part of the Trust Fund (including any REO Property), the mortgage loans so held being identified in the Mortgage Loan Schedule, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property.  With respect to each Mortgage Loan that is a Cooperative Loan, if any, “Mortgage Loan” shall include, but not be limited to, the related Mortgage Note, Security Agreement, Assignment of Proprietary Lease, Recognition Agreement, Cooperative Shares and Proprietary Lease and, with respect to each Mortgage Loan other than a Cooperative Loan, “Mortgage Loan” shall include, but not be limited to the related Mortgages and the related Mortgage Notes.

Mortgage Loan Auction Price:  The price, calculated as set forth in Section 11.01, to be paid in connection with the purchase of the Mortgage Loans by the Auction Purchaser.

Mortgage Loan Purchase Price:  The price, calculated as set forth in Section 11.01, to be paid in connection with the purchase of the Mortgage Loans pursuant to an Optional Termination.

Mortgage Loan Schedule:  The list of Mortgage Loans (as from time to time amended by the related Seller to reflect the addition of Qualified Substitute Mortgage Loans and the purchase of Mortgage Loans pursuant to Section 2.02 or 2.03) transferred to the Trustee as part of the Trust Fund and from time to time subject to this Agreement, attached hereto as Schedule I, setting forth the following information with respect to each Mortgage Loan and applicable Servicer by Loan Group:

1.

the Mortgage Loan identifying number;

2.

the Mortgagor’s name;

3.

the street address of the Mortgaged Property including the state and zip code;

4.

a code indicating the type of Mortgaged Property (detached single family dwelling, PUD, condominium unit, two- to four-unit residential property or Cooperative Unit) and the occupancy status;

5.

the original months to maturity or the remaining months to maturity from the Cut-off Date, in any case based on the original amortization schedule and, if different, the maturity expressed in the same manner but based on the actual amortization schedule;

6.

the Loan-to-Value Ratio at origination;

7.

the Mortgage Rate as of the Cut-off Date;

8.

the stated maturity date;

9.

the amount of the Scheduled Payment as of the Cut-off Date;

10.

the original principal amount of the Mortgage Loan;

11.

the principal balance of the Mortgage Loan as of the close of business on the Cut-off Date, after deduction of payments of principal due on or before the Cut-off Date whether or not collected;

12.

a code indicating the purpose of the Mortgage Loan (i.e., purchase, rate and term refinance, equity take-out refinance);

13.

whether such Mortgage Loan has a Prepayment Penalty;

14.

the Expense Fee Rate as of the Cut-off Date;

15.

the Servicing Fee Rate (which may be disclosed on the Mortgage Loan Schedule in two parts identified as the servicing fee and the master servicing fee or in two parts identified as the “Lender Fee” and the “Mgmt Fee”);

16.

whether such Mortgage Loan is an ABN AMRO Serviced Mortgage Loan, an American First Serviced Mortgage Loan, a Countrywide Serviced Mortgage Loan, a Fifth Third Serviced Mortgage Loan, a GMAC Serviced Mortgage Loan, a GreenPoint Serviced Mortgage Loan, an HSBC Serviced Mortgage Loan, an SPS Serviced Mortgage Loan, a U.S. Central Serviced Mortgage Loan, a Wachovia Serviced Mortgage Loan, a Wells Fargo Serviced Mortgage Loan, a WMB Serviced Mortgage Loan or a WMMSC Serviced Mortgage Loan; and

17.

a code indicating whether the Mortgage Loan is a MERS Mortgage Loan and, if so, its corresponding MIN.

With respect to the Mortgage Loans in the aggregate, each Mortgage Loan Schedule shall set forth the following information, as of the Cut-off Date:

1.

the number of Mortgage Loans;

2.

the current aggregate principal balance of the Mortgage Loans as of the close of business on the Cut-off Date, after deduction of payments of principal due on or before the Cut-off Date whether or not collected; and

3.

the weighted average Mortgage Rate of the Mortgage Loans.

Mortgage Note:  The original executed note or other evidence of the indebtedness of a Mortgagor under a Mortgage Loan.

Mortgage Rate:  The annual rate of interest borne by a Mortgage Note.

Mortgaged Property:  The underlying real property securing a Mortgage Loan or, with respect to a Cooperative Loan, the related Cooperative Shares and Proprietary Lease.

Mortgagor:  The obligor on a Mortgage Note.

National City:  National City Mortgage Co., and its successors and assigns.

National City Serviced Mortgage Loans:  The Mortgage Loans identified as such on the Mortgage Loan Schedule, for which National City is the applicable Servicer.

National City Servicing Agreement: That certain Reconstituted Servicing Agreement dated as of April 1, 2004 among DLJMC, National City, the Master Servicer, the Trustee and the Trust Administrator.

Net Liquidation Proceeds:  With respect to any Liquidated Mortgage Loan, the excess of the related Liquidation Proceeds over the sum of Liquidation Expenses, Expense Fees and unreimbursed Advances and Servicing Advances.

Net Mortgage Rate:  As to each Mortgage Loan, and at any time, the per annum rate equal to the Mortgage Rate for such Mortgage Loan less the related Expense Fee Rate.

Net Prepayment Interest Shortfall:  For any Distribution Date and Loan Group, the amount by which the aggregate of Prepayment Interest Shortfalls for such Loan Group during the related Prepayment Period exceeds the related Compensating Interest Payments for such Distribution Date.

Net Realized Losses:  For any Class of Certificates and any Distribution Date, the excess of (i) the amount of Realized Losses previously allocated to that Class over (ii) the sum of (a) the amount of any increases to the Class Principal Balance of that Class pursuant to Section 4.03 due to Recoveries on all prior Distribution Dates and (b) amounts previously distributed to such Class pursuant to Section 4.01(A)(j)(xiv), Section 4.01(A)(k)(xiv) or Section 4.01(A)(l)(xiv).

Net Recovery Realized Losses:  For any Class of Certificates and any Distribution Date, the excess of (i) Net Realized Losses for such Distribution Date over (ii) the amount distributed to such Class pursuant to Section 4.01(A)(j)(xiv), Section 4.01(A)(k)(xiv) or Section 4.01(A)(l)(xiv) on such Distribution Date.

1933 Act:  The Securities Act of 1933, as amended.

Non-Designated Mortgage Loans:  The Mortgage Loans that are not Designated Mortgage Loans.

Non-PO Recoveries:  For each Distribution Date and Loan Group, the excess of (i) the amount of Recoveries for such Loan Group for such Distribution Date over (ii) the amount of PO Recoveries for such Loan Group for such Distribution Date.

Nonrecoverable Advance:  Any portion of an Advance or Servicing Advance previously made or proposed to be made by the Master Servicer or a Servicer that, in the good faith judgment of the Master Servicer or a Servicer, will not be ultimately recoverable by the Master Servicer or a Servicer from the related Mortgagor, related Liquidation Proceeds or otherwise from proceeds or collections on the related Mortgage Loan.

Notional Amount Certificates:  As set forth in the Preliminary Statement.

Offered Certificates:  As set forth in the Preliminary Statement.

Officer’s Certificate:  A certificate signed by the Chairman of the Board, any Vice Chairman of the Board, the President, an Executive Vice President, Senior Vice President, a Vice President, or other authorized officer, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Depositor, the Sellers, the Master Servicer, the Servicers, the Special Servicer, a Sub-Servicer, the Trustee or the Trust Administrator, as the case may be, and delivered to the Depositor, the Sellers, the Master Servicer, the Special Servicer, the Servicers, the Trustee or the Trust Administrator, as required by this Agreement.

Opinion of Counsel:  A written opinion of counsel, who may be counsel for the Depositor, the Master Servicer or a Servicer, reasonably acceptable to the Trustee and the Trust Administrator.  With respect to the definition of Eligible Account in this Article I and Sections 2.05 and 7.04 hereof and any opinion dealing with the qualification of the REMIC or compliance with the REMIC Provisions, such counsel must (i) in fact be independent of the Depositor, the Master Servicer and such Servicer, (ii) not have any direct financial interest in the Depositor, the Master Servicer or such Servicer or in any affiliate of either of them and (iii) not be connected with Depositor, the Master Servicer or such Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions; provided, that with respect to Wells Fargo Bank, N.A., as a Servicer, such counsel may be in-house counsel for Wells Fargo Bank, N.A., as a Servicer.

Optional Termination:  Any purchase of the Mortgage Loans by a Terminating Entity, pursuant to Section 11.01.

Optional Termination Date:  As defined in Section 11.01.

OTS:  The Office of Thrift Supervision.

Outsourcer:  As defined in Section 3.02.

Overcollateralization Amount:  For each Distribution Date and any Group, the excess of (i) the aggregate Stated Principal Balance of the Mortgage Loans in that Group (less the applicable Class P Fraction of each Class P Mortgage Loan in such Group) over (ii) the aggregate Class Principal Balance of the Senior Certificates (other than the Class P Certificates) related to that Group.

Overcollateralized Group:  With respect to Group I, Group IV, Group V, Group VI and Group IX, as defined in Section 4.06(b).  With respect to Group II and Group III, as defined in Section 4.06(c).  With respect to Group VII and Group VIII, as defined in Section 4.06(d).

Par Value:  As defined in Section 11.01.

Participant:  A broker, dealer, bank, other financial institution or other Person for whom DTC effects book-entry transfers and pledges of securities deposited with DTC.

Pass-Through Entity:  (a) a regulated investment company described in Section 851 of the Code, a real estate investment trust described in Section 856 of the Code, a common trust fund or an organization described in Section 1381(a) of the Code, (b) any partnership, trust or estate or (c) any person holding a Class A Certificate as nominee for another person.

Pass-Through Rate:  For any interest-bearing Class of Certificates, the per annum rate set forth or calculated in the manner described in the Preliminary Statement.  Interest on the Certificates will be computed on the basis of a 360-day year comprised of twelve 30-day months.

Payoff:  Any payment of principal on a Mortgage Loan equal to the entire outstanding Stated Principal Balance of such Mortgage Loan, if received in advance of the last scheduled Due Date for such Mortgage Loan and accompanied by an amount of interest equal to accrued unpaid interest on the Mortgage Loan to the date of such payment-in-full.

Payoff Earnings:  For any Distribution Date with respect to a WMMSC Serviced Mortgage Loan, on which a Payoff was received by WMMSC during the related Prepayment Period, the aggregate of the interest earned by WMMSC from investment of each such Payoff from the date of receipt of such Payoff until the Business Day immediately preceding the related Distribution Date (net of investment losses).

Payoff Interest:  For any Distribution Date with respect to each WMMSC Serviced Mortgage Loan for which a Payoff was received on or after the first calendar day of the month of such Distribution Date and before the 15th calendar day of such month, an amount of interest thereon at the applicable Net Mortgage Rate from the first day of such month through the day of receipt thereof; to the extent (together with Payoff Earnings and the portion of the aggregate Servicing Fee described in clause (i)(a) of the definition of Compensating Interest Payment payable to WMMSC) not required to be distributed as a Compensating Interest Payment on such Distribution Date, Payoff Interest shall be payable to WMMSC as additional servicing compensation.

For any Distribution Date with respect to each SPS Serviced Mortgage Loan and Wells Fargo Serviced Mortgage Loan for which a Payoff was received on or after the first calendar day of the month of such Distribution Date and before the 15th calendar day of such month, an amount of interest thereon at the applicable Net Mortgage Rate from the first day of such month through the day of receipt thereof.

Percentage Interest:  As to any Certificate, either the percentage set forth on the face thereof or equal to the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same Class.

Person:  Any individual, corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

Physical Certificates:  As set forth in the Preliminary Statement.

Planned Balance:  With respect to the Class III-A-9, Class III-A-10, Class III-A-11, Class III-A-12, Class III-A-13, Class III-A-14 and Class III-A-15 Certificates and any Distribution Date appearing on Schedule IV hereto, the applicable amount appearing opposite such Distribution Date for the aggregate of such Classes.

With respect to the Class IX-A-1, Class IX-A-3, Class IX-A-6, Class IX-A-12 and Class IX-A-14 Certificates and any Distribution Date appearing on Schedule VII hereto, the applicable amount appearing opposite such Distribution Date for the aggregate of such Classes.

With respect to the Class IX-A-6, Class IX-A-12 and Class IX-A-14 Certificates and any Distribution Date appearing on Schedule VIII hereto, the applicable amount appearing opposite such Distribution Date for the aggregate of such Classes.

Planned Principal Classes:  As set forth in the Preliminary Statement.

Pledge Instruments:  With respect to each Cooperative Loan, the Stock Power, the Assignment of Proprietary Lease and the Security Agreement.

PO Recoveries:  For each Distribution Date and Loan Group I, the lesser of (i) the amount required to be paid to the holders of the Class A-P Certificates pursuant to Section 4.01(A)(j)(i)(A) and (ii) the applicable Class P Fraction of the Recovery, if any, on each Class P Mortgage Loan in Loan Group I.

For each Distribution Date and Loan Group II, the lesser of (i) the amount required to be paid to the holders of the Class A-P Certificates pursuant to Section 4.01(A)(k)(i)(A) and (ii) the applicable Class P Fraction of the Recovery, if any, on each Class P Mortgage Loan in Loan Group II.

For each Distribution Date and Loan Group III, the lesser of (i) the amount required to be paid to the holders of the Class A-P Certificates pursuant to Section 4.01(A)(k)(i)(B) and (ii) the applicable Class P Fraction of the Recovery, if any, on each Class P Mortgage Loan in Loan Group III.

For each Distribution Date and Loan Group IV, the lesser of (i) the amount required to be paid to the holders of the Class A-P Certificates pursuant to Section 4.01(A)(j)(i)(B) and (ii) the applicable Class P Fraction of the Recovery, if any, on each Class P Mortgage Loan in Loan Group IV.

For each Distribution Date and Loan Group VI, the lesser of (i) the amount required to be paid to the holders of the Class A-P Certificates pursuant to Section 4.01(A)(j)(i)(C) and (ii) the applicable Class P Fraction of the Recovery, if any, on each Class P Mortgage Loan in Loan Group VI.

For each Distribution Date and Loan Group VII, the lesser of (i) the amount required to be paid to the holders of the Class A-P Certificates pursuant to Section 4.01(A)(l)(i)(A) and (ii) the applicable Class P Fraction of the Recovery, if any, on each Class P Mortgage Loan in Loan Group VII.

For each Distribution Date and Loan Group VIII, the lesser of (i) the amount required to be paid to the holders of the Class A-P Certificates pursuant to Section 4.01(A)(l)(i)(B) and (ii) the applicable Class P Fraction of the Recovery, if any, on each Class P Mortgage Loan in Loan Group VIII.

For each Distribution Date and Loan Group IX, the lesser of (i) the amount required to be paid to the holders of the Class A-P Certificates pursuant to Section 4.01(A)(j)(i)(D) and (ii) the applicable Class P Fraction of the Recovery, if any, on each Class P Mortgage Loan in Loan Group IX.

Premium Rate Mortgage Loans:  For any Loan Group, the Mortgage Loans in such Loan Group having Net Mortgage Rates in excess of the Required Coupon for such Loan Group.

Prepayment Interest Shortfall:  As to any Mortgage Loan, Distribution Date and Principal Prepayment (other than a Payoff on a WMMSC Serviced Mortgage Loan, a Wells Fargo Serviced Mortgage Loan or a SPS Serviced Mortgage Loan received during the period from and including the first day to and including the 14th day of the month of such Distribution Date) received during the related Prepayment Period, the difference between (i) one full month’s interest at the applicable Mortgage Rate (giving effect to any applicable Relief Act Reduction, Debt Service Reduction and Deficient Valuation), as reduced by the Servicing Fee Rate, on the outstanding principal balance of such Mortgage Loan immediately prior to such prepayment or, if such Principal Prepayment is a Curtailment, the principal amount of such Curtailment and (ii) the amount of interest actually received with respect to such Mortgage Loan in connection with such Principal Prepayment, net of the Servicing Fee.

Prepayment Penalty:  With respect to any Mortgage Loan, any penalty, fee or premium required to be paid if the Mortgagor prepays such Mortgage Loan as provided in the related Mortgage Note or Mortgage.

Prepayment Period:  With respect to each Distribution Date and each Payoff with respect to a WMMSC Serviced Mortgage Loan, a Wells Fargo Serviced Mortgage Loan or a SPS Serviced Mortgage Loan, the related “Prepayment Period” will commence on the 15th day of the month preceding the month in which the related Distribution Date occurs (or, in the case of the first Distribution Date, commencing on the Cut-off Date) and will end on the 14th day of the month in which such Distribution Date occurs. With respect to each Distribution Date and each Payoff with respect to any other Mortgage Loans and all Curtailments, the related “Prepayment Period” will be the calendar month preceding the month in which the related Distribution Date occurs.

Principal Payment Amount:  For any Distribution Date and each Loan Group, the sum of (i) the principal portion of the Scheduled Payments on the Mortgage Loans in such Loan Group due on the related Due Date, (ii) the principal portion of purchase proceeds received with respect to any Mortgage Loan in such Loan Group which was purchased as permitted or required by this Agreement during the prior calendar month (other than the Mortgage Loan Purchase Price received in connection with an Optional Termination of such Loan Group, or the Mortgage Loan Purchase Price received in connection with an Auction Sale of such Loan Group, in each case, pursuant to Section 11.01) and (iii) any other unscheduled payments of principal which were received on the Mortgage Loans in such Loan Group during the prior calendar month, other than Principal Prepayments or Liquidation Principal.

Principal Prepayment:  Any payment of principal on a Mortgage Loan that constitutes a Payoff or Curtailment.

Principal Prepayment Amount:  For any Distribution Date and each Loan Group, the sum of (i) all Payoffs or Curtailments in such Loan Group which were received during the related Prepayment Period, (ii) the principal portion of the Mortgage Loan Purchase Price received in connection with an Optional Termination of such Loan Group pursuant to Section 11.01 up to the portion of the Par Value related to that Loan Group, (iii) the principal portion of the Mortgage Loan Auction Price received in connection with an Auction Sale of such Loan Group pursuant to Section 11.01, up to the portion of the Par Value related to that Loan Group and (iv) all Non-PO Recoveries related to that Loan Group received during the calendar month preceding the month of that Distribution Date.

Principal Transfer Amount:  For any Distribution Date and any Undercollateralized Group, the excess, if any, of the aggregate Class Principal Balance of the Class A Certificates related to such Undercollateralized Group over the aggregate Stated Principal Balance of the Mortgage Loans in such Group.

Private Certificates:  As set forth in the Preliminary Statement.

Proprietary Lease:  The lease on a Cooperative Unit evidencing the possessory interest of the owner of the Cooperative Shares in such Cooperative Unit.

Pro Rata Share: As to any Distribution Date and any Class of Group B Certificates, the portion of the Group B Principal Distribution Amount allocable to such Class, equal to the product of the Group B Principal Distribution Amount on such Distribution Date and a fraction, the numerator of which is the related Class Principal Balance of such Class and the denominator of which is the aggregate of the Class Principal Balances of the Group B Certificates.

As to any Distribution Date and any Class of Group C-B Certificates, the portion of the Group C-B Principal Distribution Amount allocable to such Class, equal to the product of the Group C-B Principal Distribution Amount on such Distribution Date and a fraction, the numerator of which is the related Class Principal Balance of such Class and the denominator of which is the aggregate of the Class Principal Balances of the Group C-B Certificates.

As to any Distribution Date and any Class of Group D-B Certificates, the portion of the Group D-B Principal Distribution Amount allocable to such Class, equal to the product of the Group D-B Principal Distribution Amount on such Distribution Date and a fraction, the numerator of which is the related Class Principal Balance of such Class and the denominator of which is the aggregate of the Class Principal Balances of the Group D-B Certificates.

Prospectus:  The Prospectus, dated January 25, 2005, relating to the offering by the Depositor from time to time of its CSFB Mortgage-Backed Pass-Through Certificates (Issuable in Series) in the form in which it was or will be filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the 1933 Act with respect to the offer and sale of the Offered Certificates.

Prospectus Supplement:  The Prospectus Supplement, dated August 29, 2005, relating to the offering of the Offered Certificates in the form in which it was or will be filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the 1933 Act with respect to the offer and sale of the Offered Certificates.

Purchase Price:  With respect to any Mortgage Loan required to be purchased by the related Seller pursuant to Section 2.02 or 2.03 or purchased by an entity pursuant to Section 3.11(f) or purchased at the option of the Special Servicer pursuant to Section 3.11(g), the sum of (i) 100% of the unpaid principal balance of the Mortgage Loan on the date of such purchase, (ii) accrued and unpaid interest on the Mortgage Loan at the applicable Mortgage Rate (reduced by the related Servicing Fee Rate, if the purchaser is also the Servicer thereof) from the date through which interest was last paid by the Mortgagor to the Due Date in the month in which the Purchase Price is to be distributed to Certificateholders, (iii) in the case of a Mortgage Loan purchased by the related Seller, the amount of any unreimbursed Servicing Advances made by a Servicer, other than the related Seller, with respect to such Mortgage Loan or, in the case of a Mortgage Loan purchased by the Special Servicer, any unreimbursed Servicing Advances payable to any Servicer other than SPS and (iv) any costs and damages (including, without limitation, late fees) actually incurred and paid by or on behalf of the Trust in connection with the fact that such Mortgage Loan at the time it was made failed to comply in all material respects with applicable federal, state or local predatory and abusive lending laws, to the extent such costs and damages result from a breach by the related Seller of the representation and warranty set forth in Schedule IIIA(viii) or Schedule IIIB(viii), as applicable.  With respect to any Mortgage Loan required or allowed to be purchased, the related Servicer or the related Seller, as applicable, shall deliver to the Trustee and the Trust Administrator an Officer’s Certificate as to the calculation of the Purchase Price.

Qualified Insurer:  A mortgage guaranty insurance company duly qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it, approved as a FNMA- or FHLMC-approved mortgage insurer or having a claims paying ability rating of at least “AA” or equivalent rating by a nationally recognized statistical rating organization.  Any replacement insurer with respect to a Mortgage Loan must have at least as high a claims paying ability rating as the insurer it replaces had on the Closing Date.

Qualified Substitute Mortgage Loan:  One or more Mortgage Loans substituted by the related Seller for one or more Deleted Mortgage Loans which must, on the date of such substitution, as confirmed in a Request for Release, substantially in the form of Exhibit L, individually or in the aggregate and on a weighted average basis, as applicable, (i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not more than 10% less than the Stated Principal Balance of the Deleted Mortgage Loan; (ii) be accruing interest at a rate no lower than and not more than 1% per annum higher than, that of the Deleted Mortgage Loan; (iii) have a Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan; (iv) have a remaining term to maturity not more than one year greater than or less than that of the Deleted Mortgage Loan; provided that the remaining term to maturity of any such Mortgage Loan shall be no greater than the last maturing Mortgage Loan in the Trust immediately prior to any substitution; (v) not be a Cooperative Loan unless the Deleted Mortgage Loan was a Cooperative Loan and (vi)  comply with each representation and warranty set forth in Section 2.03(b).

Qualified Substitute Mortgage Loan Excess Interest:  For any Qualified Substitute Mortgage Loan and Distribution Date, the product of (x) the Stated Principal Balance, as of the second preceding Due Date after giving effect to scheduled payments for that Due Date, whether or not received, of such Mortgage Loan and (y) the Qualified Substitute Mortgage Loan Excess Interest Rate for such Mortgage Loan and Distribution Date.

Qualified Substitute Mortgage Loan Excess Interest Rate:  For any Qualified Substitute Mortgage Loan and Distribution Date, the excess of the rate at which such Mortgage Loan is accruing interest over the rate at which the related Deleted Mortgage Loan was accruing interest on the date of substitution.

Rating Agency:  Moody’s or S&P, or any successor to either of them.

Ratings:  As of any date of determination, the ratings, if any, of the Certificates as assigned by the Rating Agencies.

Realized Loss:  With respect to any Mortgage Loan, (1) with respect to each Liquidated Mortgage Loan, an amount (not less than zero or more than the Stated Principal Balance of the Mortgage Loan) as of the date of such liquidation, equal to (i) the Stated Principal Balance of the Liquidated Mortgage Loan as of the date of such liquidation, plus (ii) interest at the applicable Net Mortgage Rate from the related Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the related Due Date in the month in which Liquidation Proceeds are required to be distributed on the Stated Principal Balance of such Liquidated Mortgage Loan from time to time, minus (iii) the Net Liquidation Proceeds, if any, received during the month in which such liquidation occurred, to the extent applied as recoveries of interest at the Net Mortgage Rate and to principal of the Liquidated Mortgage Loan; (2) for any Mortgage Loan subject to a Deficient Valuation, the excess of the Stated Principal Balance of that Mortgage Loan over the principal amount as reduced in connection with the proceedings resulting in the Deficient Valuation; or (3) for any Debt Service Reduction Mortgage Loan, the present value of all monthly Debt Service Reductions on the Mortgage Loan, assuming that the mortgagor pays each Scheduled Payment on the applicable Due Date and that no Principal Prepayments are received on the Mortgage Loan, discounted at the applicable Mortgage Rate.

Recognition Agreement:  An Agreement among a Cooperative Corporation, a lender and a Mortgagor with respect to a Cooperative Loan whereby such parties (i) acknowledge that such lender may make, or intends to make, such Cooperative Loan, (ii) make certain agreements with respect to such Cooperative Loan.

Record Date:  With respect to any Distribution Date and the LIBOR Certificates, the Business Day immediately preceding that Distribution Date so long as the Certificates remain Book-Entry Certificates, or otherwise on the close of business on the last Business Day of the month preceding the month in which the applicable Distribution Date occurs, and with respect to any other Class of Certificates, the close of business on the last Business Day of the month preceding the month in which the applicable Distribution Date occurs.

Recovery:  With respect to any Distribution Date and Mortgage Loan that became a Liquidated Mortgage Loan in a month preceding the month prior to that Distribution Date, an amount received in respect of such Liquidated Mortgage Loan during the prior calendar month which has previously been allocated as a Realized Loss to a Class or Classes of Certificates, net of any reimbursable expenses.

Reference Bank Rate:  As to any Accrual Period relating to the LIBOR Certificates as follows:  the arithmetic mean (rounded upwards, if necessary, to the nearest one sixteenth of a percent) of the offered rates for United States dollar deposits for one month which are offered by the Reference Banks as of 11:00 A.M., London time, on the Interest Determination Date prior to the first day of such Accrual Period to prime banks in the London interbank market for a period of one month in amounts approximately equal to the aggregate Class Principal Balance of the LIBOR Certificates; provided that at least two such Reference Banks provide such rate.  If fewer than two offered rates appear, the Reference Bank Rate will be the arithmetic mean of the rates quoted by one or more major banks in New York City, selected by the Trust Administrator after consultation with DLJMC, as of 11:00 A.M., New York City time, on such date for loans in U.S. Dollars to leading European banks for a period of one month in amounts approximately equal to the aggregate Class Principal Balance of the LIBOR Certificates.  If no such quotations can be obtained, the Reference Bank Rate shall be the Reference Bank Rate applicable to the preceding Accrual Period.

Reference Banks:  Three major banks that are engaged in the London interbank market, selected by the Trust Administrator after consultation with DLJMC.

Registration Statement:  That certain registration statement on Form S-3, as amended (Registration No. 333-120966), relating to the offering by the Depositor from time to time of its CSFB Mortgage-Backed Pass-Through Certificates (Issuable in Series) as heretofore declared effective by the Securities and Exchange Commission.

Regular Certificates:  All of the Certificates other than the Residual Certificates.

Relief Act:  The Servicemembers Civil Relief Act of 1940, as amended, and any similar state or local law.

Relief Act Reductions:  With respect to any Distribution Date and any Mortgage Loan as to which there has been a reduction in the amount of interest collectible thereon for the most recently ended calendar month as a result of the application of the Relief Act, the amount, if any, by which (i) interest collectible on such Mortgage Loan for the most recently ended calendar month is less than (ii) interest accrued thereon for such month pursuant to the Mortgage Note.

REMIC:  A “real estate mortgage investment conduit”, within the meaning of Section 860D of the Code.  Reference herein to REMIC refers to the Master REMIC, Middle REMIC 1, Middle REMIC 2 and each Subsidiary REMIC, as the context requires.

REMIC Election:  An election, for federal income tax purposes, to treat certain assets as a REMIC.

REMIC Provisions:  Provisions of the federal income tax law relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time.

REO Disposition:  The final sale by Wells Fargo, as a Servicer, of any REO Property.

REO Disposition Fee:  With respect to each REO Disposition, the greater of (i) $1,200 or (ii) one percent (1%) of the final sales price of such REO Disposition.

REO Property:  A Mortgaged Property acquired by the Trust Fund through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

Required Coupon:  With respect to Loan Group I, 5.25% per annum.  With respect to Loan Group II, 6.00% per annum.  With respect to Loan Group III, 5.50% per annum.  With respect to Loan Group IV, 6.00% per annum.  With respect to Loan Group V, 5.50% per annum.  With respect to Loan Group VI, 5.50% per annum.  With respect to Loan Group VII, 7.00% per annum.  With respect to Loan Group VIII, 7.00% per annum.  With respect to Loan Group IX, 5.50% per annum.

Required Insurance Policy:  With respect to any Non-Designated Mortgage Loan, any insurance policy that is required to be maintained from time to time under this Agreement in respect of such Mortgage Loan or the related Mortgaged Property.

Residual Certificates:  The Class AR and Class AR-L Certificates.

Responsible Officer:  When used with respect to the Trustee or the Trust Administrator, shall mean any officer within the corporate trust department of the Trustee or the Trust Administrator, respectively, including any Assistant Vice President, the Secretary, any Assistant Secretary, the Treasurer, any Assistant Treasurer, any Trust Officer or any other officer of the Trustee or the Trust Administrator customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge of and familiarity with the particular subject.

Rule 144A:  Rule 144A under the 1933 Act, as in effect from time to time.

S&P:  Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor thereto.

Scheduled Payment:  The scheduled monthly payment on a Mortgage Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan pursuant to the terms of the related Mortgage Note.

Security Agreement: With respect to a Cooperative Loan, the agreement or mortgage creating a security interest in favor of the originator of the Cooperative Loan in the related Cooperative Shares.

Sellers:  DLJMC and GreenPoint.

Senior Certificates:  As set forth in the Preliminary Statement.

Senior Liquidation Amount:  For any Distribution Date and in the aggregate for each Loan Group, for each Mortgage Loan in such Loan Group that became a Liquidated Mortgage Loan during the calendar month preceding the month of that Distribution Date, the lesser of (i) the related Senior Percentage of the Stated Principal Balance of that Mortgage Loan (exclusive of the Class P Fraction of that balance, if that Mortgage Loan is a Class P Mortgage Loan) and (ii) the related Senior Prepayment Percentage of the Liquidation Principal with respect to that Mortgage Loan.

Senior Percentage:  For any Distribution Date and each Loan Group, the percentage equivalent of a fraction, the numerator of which is the aggregate Class Principal Balance of the related Senior Certificates (other than the Class P Certificates related to such Loan Group) immediately prior to that Distribution Date and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans in such Loan Group (less the applicable Class P Fraction of any Class P Mortgage Loans in such Loan Group) as of the Due Date related to such Distribution Date; provided however, in no event will the Senior Percentage for any Loan Group exceed 100%.

Senior Prepayment Percentage:  The Senior Prepayment Percentage for any Group of Senior Certificates for any Distribution Date occurring during the five years beginning on the first Distribution Date will equal 100%.  The Senior Prepayment Percentage for any Group of Senior Certificates for any Distribution Date occurring on or after the fifth anniversary of the first Distribution Date will be as follows: for any Distribution Date in the first year thereafter, the related Senior Percentage plus 70% of the related Subordinate Percentage for such Distribution Date; for any Distribution Date in the second year thereafter, the related Senior Percentage plus 60% of the related Subordinate Percentage for such Distribution Date; for any Distribution Date in the third year thereafter, the related Senior Percentage plus 40% of the related Subordinate Percentage for such Distribution Date; for any Distribution Date in the fourth year thereafter, the related Senior Percentage plus 20% of the related Subordinate Percentage for such Distribution Date; and for any Distribution Date thereafter, the related Senior Percentage for such Distribution Date (unless on any of the foregoing Distribution Dates (a) the Senior Percentage for any of the Group I, Group IV, Group V, Group VI or Group IX Certificates exceeds the initial Senior Percentage for such Group, in which case the Senior Prepayment Percentage for each of the Group I, Group IV, Group V, Group VI and Group IX Certificates will once again equal 100%, (b) the Senior Percentage for either of the Group II or Group III Certificates exceeds the initial Senior Percentage for such Group, in which case the Senior Prepayment Percentage for each of the Group II and Group III Certificates will once again equal 100% or (c) the Senior Percentage for either of the Group VII or Group VIII Certificates exceeds the initial Senior Percentage for such Group, in which case the Senior Prepayment Percentage for each of the Group VII and Group VIII Certificates will once again equal 100%).

Notwithstanding the foregoing, no decrease to the Senior Prepayment Percentage for any of the Group I, Group IV, Group V, Group VI or Group IX Certificates will occur on any Distribution Date as to which that decrease applies if (i) the outstanding aggregate principal balance of the Mortgage Loans in the related Loan Group delinquent 60 days or more (including all related REO Property and Mortgage Loans in foreclosure) (averaged over the preceding six month period), as a percentage of the related Group B Component Balance as of such Distribution Date is equal to or greater than 50% or (ii) cumulative Realized Losses in the related Loan Group exceed (a) with respect to the Distribution Date on the fifth anniversary of the first Distribution Date, 30% of the related Group B Component Balance as of the Closing Date (the “Original Group B Component Balance”), (b) with respect to the Distribution Date on the sixth anniversary of the first Distribution Date, 35% of the related Original Group B Component Balance, (c) with respect to the Distribution Date on the seventh anniversary of the first Distribution Date, 40% of the related Original Group B Component Balance, (d) with respect to the Distribution Date on the eighth anniversary of the first Distribution Date, 45% of the related Original Group B Component Balance and (e) with respect to the Distribution Date on the ninth anniversary of the first Distribution Date, 50% of the related Original Group B Component Balance.  However, any such reduction not permitted on the first Distribution Date as to which such decrease applies, will be permitted on any subsequent Distribution Date on which the foregoing criteria is satisfied.  If the Senior Prepayment Percentage for any of the Group I, Group IV, Group V, Group VI or Group IX Certificates is not permitted to reduce due to the limitations set forth in this paragraph, then the Senior Prepayment Percentage for each of the other Groups shall not be reduced on such date.

Notwithstanding the foregoing, no decrease to the Senior Prepayment Percentage for either the Group II or Group III Certificates will occur on any Distribution Date as to which that decrease applies if (i) the outstanding aggregate principal balance of the Mortgage Loans in the related Loan Group delinquent 60 days or more (including all related REO Property and Mortgage Loans in foreclosure) (averaged over the preceding six month period), as a percentage of the related Group C-B Component Balance as of such Distribution Date is equal to or greater than 50% or (ii) cumulative Realized Losses in the related Loan Group exceed (a) with respect to the Distribution Date on the fifth anniversary of the first Distribution Date, 30% of the related Group C-B Component Balance as of the Closing Date (the “Original Group C-B Component Balance”), (b) with respect to the Distribution Date on the sixth anniversary of the first Distribution Date, 35% of the related Original Group C-B Component Balance, (c) with respect to the Distribution Date on the seventh anniversary of the first Distribution Date, 40% of the related Original Group C-B Component Balance, (d) with respect to the Distribution Date on the eighth anniversary of the first Distribution Date, 45% of the related Original Group C-B Component Balance and (e) with respect to the Distribution Date on the ninth anniversary of the first Distribution Date, 50% of the related Original Group C-B Component Balance.  However, any such reduction not permitted on the first Distribution Date as to which such decrease applies, will be permitted on any subsequent Distribution Date on which the foregoing criteria is satisfied.  If the Senior Prepayment Percentage for either the Group II or Group III Certificates is not permitted to reduce due to the limitations set forth in this paragraph, then the Senior Prepayment Percentage for the other Group shall not be reduced on such date.

Notwithstanding the foregoing, no decrease to the Senior Prepayment Percentage for either the Group VII or Group VIII Certificates will occur on any Distribution Date as to which that decrease applies if (i) the outstanding aggregate principal balance of the Mortgage Loans in the related Loan Group delinquent 60 days or more (including all related REO Property and Mortgage Loans in foreclosure) (averaged over the preceding six month period), as a percentage of the related Group D-B Component Balance as of such Distribution Date is equal to or greater than 50% or (ii) cumulative Realized Losses in the related Loan Group exceed (a) with respect to the Distribution Date on the fifth anniversary of the first Distribution Date, 30% of the related Group D-B Component Balance as of the Closing Date (the “Original Group D-B Component Balance”), (b) with respect to the Distribution Date on the sixth anniversary of the first Distribution Date, 35% of the related Original Group D-B Component Balance, (c) with respect to the Distribution Date on the seventh anniversary of the first Distribution Date, 40% of the related Original Group D-B Component Balance, (d) with respect to the Distribution Date on the eighth anniversary of the first Distribution Date, 45% of the related Original Group D-B Component Balance and (e) with respect to the Distribution Date on the ninth anniversary of the first Distribution Date, 50% of the related Original Group D-B Component Balance.  However, any such reduction not permitted on the first Distribution Date as to which such decrease applies, will be permitted on any subsequent Distribution Date on which the foregoing criteria is satisfied.  If the Senior Prepayment Percentage for either the Group VII or Group VIII Certificates is not permitted to reduce due to the limitations set forth in this paragraph, then the Senior Prepayment Percentage for the other Group shall not be reduced on such date.

If on any Distribution Date the allocation to any Group of Senior Certificates of Principal Prepayments in the percentage required would reduce the aggregate Class Principal Balance of such Certificates below zero, the related Senior Prepayment Percentage for such Distribution Date shall be limited to the percentage necessary to reduce the aggregate Class Principal Balance of such Certificates to zero.

Senior Principal Distribution Amount:  As to any Distribution Date and each Loan Group, the sum of (i) the related Senior Percentage of the Principal Payment Amount for such Loan Group (exclusive of the portion attributable to the related Class P Principal Distribution Amount), (ii) the related Senior Prepayment Percentage of the Principal Prepayment Amount for such Loan Group (exclusive of the portion attributable to the related Class P Principal Distribution Amount) and (iii) the Senior Liquidation Amount for such Loan Group.

Servicers:  SPS, Wells Fargo, GreenPoint and WMMSC, and any successor in interest thereto or any successor servicer appointed as provided herein.

Servicer Employee:  As defined in Section 3.18.

Servicer Mortgage File:  All documents pertaining to a Mortgage Loan not required to be included in the Trustee Mortgage File and held by the Master Servicer or the related Servicer or any Sub-Servicer.

Servicing Advance: With respect to the Non-Designated Mortgage Loans, all customary, reasonable and necessary “out of pocket” costs and expenses incurred in the performance by a Servicer of its servicing obligations related to such Mortgage Loans, including, but not limited to, the cost (including reasonable attorneys’ fees and disbursements) of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) compliance with the obligations under Section 3.11 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property (including default management and similar services, appraisal services and real estate broker services), (iv) any expenses incurred by a Servicer in connection with obtaining an environmental inspection or review pursuant to the second paragraph of Section 3.11(a), (v) compliance with the obligations under Section 3.09, (vi) locating any documents missing from the Trustee’s Mortgage File and (vii) obtaining broker price opinions.

With respect to the Designated Mortgage Loans, Servicing Advance shall have the meaning assigned to such term in the related Designated Servicing Agreement.

Servicing Fee:  As to each Mortgage Loan and any Distribution Date, an amount equal to one month’s interest at the Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date in the month of such Distribution Date (prior to giving effect to any Scheduled Payments due on such Mortgage Loan on such Due Date), subject to reduction as provided in Section 3.14.

Servicing Fee Rate:  The per annum rate set forth on the Mortgage Loan Schedule.

Servicing Officer:  Any officer of the Master Servicer or a Servicer involved in, or responsible for, the administration and servicing of the related Mortgage Loans whose name and specimen signature appear on a list of servicing officers furnished to the Trustee and the Trust Administrator by the Master Servicer or by a Servicer on the Closing Date pursuant to this Agreement, as such list may from time to time be amended and delivered to the Trustee and Trust Administrator.

Special Event of Default:  An Event of Default under Section 8.01(b) which arises solely from the cumulative effect of a breach or breaches by WMMSC of its agreements as set forth in clauses (i)(x) through (z), inclusive, of the first paragraph of Section 2.07(g).

Special Hazard Loss:  A Realized Loss (or portion thereof) with respect to a Mortgage Loan arising from any direct physical loss or damage to a Mortgaged Property (including any Realized Loss due to the presence or suspected presence of hazardous wastes or substances on mortgaged property) which is not covered by a standard hazard maintenance policy with extended coverage or by a flood insurance policy, if applicable (or which would not have been covered by such a policy had such a policy been maintained), which is caused by or results from any cause except: (i) wear and tear, deterioration, rust or corrosion, mold, wet or dry rot, inherent vice or latent defect, animals, birds, vermin, insects; (ii) settling, subsidence, cracking, shrinkage, bulging or expansion of pavements, foundations, walls, floors, roofs or ceilings; (iii) errors in design, faulty workmanship or faulty materials, unless the collapse of the property or part thereof ensues and then only for the ensuing loss; (iv) nuclear or chemical reaction or nuclear radiation or radioactive or chemical contamination, all whether controlled or uncontrolled, and whether such loss be direct or indirect, proximate or remote; (v) hostile or warlike action in time of peace or war, including action in hindering, combating or defending against an actual, impending or expected attack (a) by any government of sovereign power, de jure or de facto, or by any authority maintaining or using military, naval or air forces, (b) by military, naval or air forces, or (c) by an agent of any such government, power, authority or forces; (vi) any weapon of war employing atomic fission or radioactive force whether in time of peace or war; or (vii) insurrection, rebellion, revolution, civil war, usurped power or action taken by governmental authority in hindering, combating or defending against such occurrence, seizure or destruction under quarantine or customs regulations, confiscation by order of any government or public authority, or risks of contraband or illegal transportation or trade.

Special Hazard Loss Coverage Amount:  With respect to the Group B Certificates and as of the Closing Date, $5,835,816, subject to reduction from time to time, to be an amount equal on any Distribution Date to the lesser of (a) the greatest of (i) 1% of the aggregate of the principal balances of the Group I, Group IV, Group V, Group VI and Group IX Mortgage Loans, (ii) twice the principal balance of the largest Group I, Group IV, Group V, Group VI or Group IX Mortgage Loan and (iii) the aggregate principal balances of the Group I, Group IV, Group V, Group VI and Group IX Mortgage Loans secured by Mortgaged Properties located in the single California postal zip code area having the highest aggregate principal balance of any such zip code area and (b) the related Special Hazard Loss Coverage Amount as of the Closing Date less the amount, if any, of losses allocated to the Group B Certificates attributable to Special Hazard Mortgage Loans incurred since the Closing Date.  All principal balances for the purpose of this definition will be calculated as of the first day of the month preceding such Distribution Date after giving effect to scheduled installments of principal and interest on the Mortgage Loans then due, whether or not paid.

With respect to the Group C-B Certificates and as of the Closing Date, $3,452,679, subject to reduction from time to time, to be an amount equal on any Distribution Date to the lesser of (a) the greatest of (i) 1% of the aggregate of the principal balances of the Group II and Group III Mortgage Loans, (ii) twice the principal balance of the largest Group II or Group III Mortgage Loan and (iii) the aggregate principal balances of the Group II and Group III Mortgage Loans secured by Mortgaged Properties located in the single California postal zip code area having the highest aggregate principal balance of any such zip code area and (b) the related Special Hazard Loss Coverage Amount as of the Closing Date less the amount, if any, of losses allocated to the Group C-B Certificates attributable to Special Hazard Mortgage Loans incurred since the Closing Date.  All principal balances for the purpose of this definition will be calculated as of the first day of the month preceding such Distribution Date after giving effect to scheduled installments of principal and interest on the Mortgage Loans then due, whether or not paid.

With respect to the Group D-B Certificates and as of the Closing Date, $2,268,211, subject to reduction from time to time, to be an amount equal on any Distribution Date to the lesser of (a) the greatest of (i) 1% of the aggregate of the principal balances of the Group VII and Group VIII Mortgage Loans, (ii) twice the principal balance of the largest Group VII or Group VIII Mortgage Loan and (iii) the aggregate principal balances of the Group VII and Group VIII Mortgage Loans secured by Mortgaged Properties located in the single California postal zip code area having the highest aggregate principal balance of any such zip code area and (b) the related Special Hazard Loss Coverage Amount as of the Closing Date less the amount, if any, of losses allocated to the Group D-B Certificates attributable to Special Hazard Mortgage Loans incurred since the Closing Date.  All principal balances for the purpose of this definition will be calculated as of the first day of the month preceding such Distribution Date after giving effect to scheduled installments of principal and interest on the Mortgage Loans then due, whether or not paid.

Special Hazard Loss Coverage Termination Date:  The date on which the applicable Special Hazard Loss Coverage Amount is reduced to zero.

Special Payoff Mortgage Loan:  With respect to any Distribution Date, any Mortgage Loan (i) that was subject to a Payoff in the month preceding the month of such Distribution Date and (ii) the principal of which was distributed on the Distribution Date immediately preceding such Distribution Date.

Special Retail Certificates:  As set forth in the Preliminary Statement.

Special Retail Rounding Account:  Any of the Class III-A-18 Rounding Account, Class III-A-19 Rounding Account or Class III-A-20 Rounding Account, as applicable.

Special Servicer:  Select Portfolio Servicing, Inc., and its successors and permitted assigns.

Special Serviced Mortgage Loan:  The Mortgage Loans for which the Special Servicer acts as servicer pursuant to Section 3.19.

SPS:  Select Portfolio Servicing, Inc., a Utah corporation, and its successors and assigns.

SPS Mortgage Loans:  Any SPS Serviced Mortgage Loans for which SPS has not entered into a subservicing arrangement for such Mortgage Loan pursuant to Section 3.02 hereof.

SPS Serviced Mortgage Loans:  The Mortgage Loans identified as such on the Mortgage Loan Schedule, for which SPS is the applicable Servicer, and if SPS is the Special Servicer, any Special Serviced Mortgage Loans.

Standard Hazard Policy:  Each standard hazard insurance policy or replacement therefor referred to in Section 3.09.

Startup Day:  The Closing Date.

Stated Principal Balance:  As to any Mortgage Loan and date of determination, the principal balance of such Mortgage Loan as of the Cut-off Date, after application of the principal portion of all Scheduled Payments due on or before the Cut-off Date, whether or not received, minus the sum of (i) all amounts allocable to principal that have been distributed to Certificateholders with respect to such Mortgage Loan on or before that date of determination and (ii) any Realized Losses on such Mortgage Loan that have been allocated to one or more Classes of Certificates on or before that date of determination.

Stepdown Percentage:  For any Distribution Date, the percentage indicated below:

DISTRIBUTION DATE OCCURRING IN	STEPDOWN PERCENTAGE

September 2005 through August 2010	0%
September 2010 through August 2011	30%
September 2011 through August 2012	40%
September 2012 through August 2013	60%
September 2013 through August 2014	80%
September 2014 and thereafter	100%

Streamlined Mortgage Loan:  A Mortgage Loan originated in connection with the refinance of a mortgage loan pursuant to the related Seller’s streamlined documentation program then in effect.

Stock Power:  With respect to a Cooperative Loan, an assignment of the stock certificate or an assignment of the Cooperative Shares issued by the Cooperative Corporation.

Stripped Interest Rate:  For each Premium Rate Mortgage Loan in any Loan Group, the excess of the Net Mortgage Rate for such Mortgage Loan over the Required Coupon for such Loan Group.

Subordinate Certificates:  As set forth in the Preliminary Statement.

Subordinate Liquidation Amount:  For any Distribution Date and each Loan Group, the excess, if any, of the aggregate Liquidation Principal of Mortgage Loans related to that Loan Group which became Liquidated Mortgage Loans during the prior calendar month over the related Senior Liquidation Amount for that Distribution Date.

Subordinate Percentage:  As to any Distribution Date and each Loan Group, the excess of 100% over the related Senior Percentage for that Distribution Date.

Subordinate Prepayment Percentage:  As to any Distribution Date and each Loan Group, 100% minus the related Senior Prepayment Percentage for such Distribution Date; provided, however, that if the aggregate Class Principal Balance of the related Senior Certificates (other than the Class P Certificates related to such Loan Group) has been reduced to zero, then the Subordinate Prepayment Percentage for that Loan Group will equal 100%.

Subordination Level:  On any Distribution Date for any Class of Group B Certificates, the percentage obtained by dividing the sum of the aggregate Class Principal Balances of all Classes of Group B Certificates which are subordinate in right of payment to that Class by the sum of (a) the aggregate Class Principal Balances of all Classes of Group I, Group IV, Group V, Group VI, Group IX and Group B Certificates and (b) the Class P Fraction of each Class P Mortgage Loan in Loan Group I, Loan Group IV, Loan Group VI and Loan Group IX, in each case as of the last day of the preceding calendar month.

On any Distribution Date for any Class of Group C-B Certificates, the percentage obtained by dividing the sum of the aggregate Class Principal Balances of all Classes of Group C-B Certificates which are subordinate in right of payment to that Class by the sum of (a) the aggregate Class Principal Balances of all Classes of Group II, Group III and Group C-B Certificates and (b) the Class P Fraction of each Class P Mortgage Loan in Loan Group II and Loan Group III, in each case as of the last day of the preceding calendar month.

On any Distribution Date for any Class of Group D-B Certificates, the percentage obtained by dividing the sum of the Class Principal Balances of all Classes of Group D-B Certificates which are subordinate in right of payment to that Class by the sum of (a) the aggregate Class Principal Balance of all Classes of Group VII, Group VIII and Class D-B Certificates and (b) the Class P Fraction of each Class P Mortgage Loan in Loan Group VII and Loan Group VIII in each case as of the last day of the preceding calendar month.

Subsidiary REMIC 1:  As described in the Preliminary Statement.

Subsidiary REMIC 2:  As described in the Preliminary Statement.

Subsidiary REMICs:  Subsidiary REMIC 1 and Subsidiary REMIC 2.

Subsidiary REMIC Regular Interest:  Any one of the “regular interests” in a Subsidiary REMIC as described in the Preliminary Statement.

Substitution Adjustment Amount:  As defined in Section 2.03.

Sub-Servicer:  Any other entity with respect to any Non-Designated Mortgage Loan under any Sub-Servicing Agreement applicable to such Mortgage Loan and any successors and assigns under such Sub-Servicing Agreement.

Sub-Servicing Agreement:  Any servicing agreement between a Servicer and a Sub-Servicer pursuant to which such Servicer delegates any of its servicing responsibilities with respect to any of the Non-Designated Mortgage Loans.

Supplemental Interest Trust:  A trust created pursuant to this Agreement, separate from the Trust.

Targeted Balance:  With respect to the Class III-A-7 Certificates and any Distribution Date appearing on Schedule V hereto, the applicable amount appearing opposite such Distribution Date for such Class.

With respect to the Class III-A-21 Certificates and any Distribution Date appearing on Schedule VI hereto, the applicable amount appearing opposite such Distribution Date for such Class.

With respect to the Class IX-A-1, Class IX-A-3, Class IX-A-5, Class IX-A-6, Class IX-A-9, Class IX-A-11, Class IX-A-12 and Class IX-A-14 Certificates and any Distribution Date appearing on Schedule IX hereto, the applicable amount appearing opposite such Distribution Date for such Class.

With respect to the Class IX-A-9 and Class IX-A-11 Certificates and any Distribution Date appearing on Schedule X hereto, the applicable amount appearing opposite such Distribution Date for such Class.

Targeted Principal Classes:  As set forth in the Preliminary Statement.

Tax Matters Person:  The person designated as “tax matters person” in the manner provided under Treasury regulation § 1.860F-4(d) and temporary Treasury regulation § 301.6231(a)(7)-1T.  Initially, the Tax Matters Person shall be the Trust Administrator.

Terminating Entity:  (i) SPS, or its successor Servicer, or the entity or entities designated pursuant to Section 7.04(a) of this Agreement, or (ii) if SPS or such successor Servicer or such entity or entities does not exercise its right to terminate the Trust Fund pursuant to Section 11.01 on the Optional Termination Date, Wells Fargo, or its successor Servicer, or if none of SPS, the entity or entities designated pursuant to Section 7.04(a) of this Agreement or Wells Fargo (nor their respective successor Servicers) exercises such right on such Optional Termination Date, thereafter, the first of SPS, or its successor Servicer, or the entity or entities designated pursuant to Section 7.04(a) of this Agreement, or Wells Fargo, or its successor Servicer, that notifies the Trust Administrator of its intention to exercise such right.

Transferee Affidavit and Agreement:  As defined in Section 6.02(g)(i)(B).

Trust Administrator:  Wells Fargo Bank, N.A. a national banking association, not in its individual capacity, but solely in its capacity as trust administrator for the benefit of the Certificateholders under this Agreement, and any successor thereto, as provided herein.

Trust Administrator Fee:  As to any Distribution Date, an amount equal to one month’s interest at the Trust Administrator Fee Rate on the aggregate Stated Principal Balance of the Mortgage Loans calculated as of the first day of the related Collection Period.

Trust Administrator Fee Rate:  As to each Mortgage Loan, a per annum rate equal to 0%.

Trust Fund:  The corpus of the trust created by this Agreement consisting of (a) the Mortgage Loans listed in the Mortgage Loan Schedule, including all interest and principal received on or with respect to the Mortgage Loans after the Cut-off Date, but not including payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date, together with the Mortgage Files relating to the Mortgage Loans, (b) REO Property, (c) the Collection Account, the Certificate Account and all amounts deposited therein pursuant to the applicable provisions of this Agreement, (d) the Special Retail Rounding Accounts, (e) any insurance policies with respect to the Mortgage Loans, (f) the Depositor’s rights under the Assignment and Assumption Agreement and (g) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.

Trust Receipt and Final Certification:  As defined in Section 2.02(a).

Trust Receipt and Initial Certification:  As defined in Section 2.02(a).

Trustee:  U.S. Bank National Association, a national banking association, not in its individual capacity, but solely in its capacity as trustee for the benefit of the Certificateholders under this Agreement, and any successor thereto, as provided herein.

Trustee Mortgage File:  The mortgage documents listed in Section 2.01 hereof pertaining to a particular Mortgage Loan and any additional documents required to be added to the Trustee Mortgage File pursuant to this Agreement.

Undercollateralized Group:  With respect to Group I, Group IV, Group V, Group VI or Group IX, as defined in Section 4.06(b).  With respect to Group II or Group III, as defined in Section 4.06(c).  With respect to Group VII or Group VIII, as defined in Section 4.06(d).

Underwriter’s Exemption:  Prohibited Transaction Exemption 2002-41, 67 Fed. Reg. 54487 (2002), as amended (or any successor thereto), or any substantially similar administrative exemption granted by the U.S. Department of Labor.

U.S. Bank:  U.S. Bank National Association.

U.S. Central:  U.S. Central Credit Union, a Kansas corporation, and its successors and assigns.

U.S. Central Serviced Mortgage Loans:  The Mortgage Loans identified as such on the Mortgage Loan Schedule.

U.S. Central Servicing Agreement:  That certain Reconstituted Servicing Agreement dated as of August 1, 2005 among DLJMC, U.S. Central, the Master Servicer, the Trustee and the Trust Administrator.

U.S. Person:  A citizen or resident of the United States, a corporation, partnership or other entity treated as a corporation or partnership for federal income tax purposes created or organized in, or under the laws of, the United States, any State thereof or the District of Columbia, or an estate or trust whose income from sources without the United States is includible in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, and any trust that elects to be treated as a United States Person that is eligible to make such election under Code Section 7701(a)(30).

Voting Rights:  The portion of the voting rights of all the Certificates that is allocated to any Certificate for purposes of the voting provisions of this Agreement.  At all times during the term of this Agreement, 95% of all Voting Rights shall be allocated among the Holders of the Certificates, except for the Class III-A-6, Class IX-A-2, Class IX-A-9, Class A-X, Class D-X, Class AR and Class AR-L Certificates.  The portion of such 95% Voting Rights allocated to each of the Certificates, except for the Class III-A-6, Class IX-A-2, Class IX-A-9, Class A-X, Class D-X, Class AR and Class AR-L Certificates, shall be based on the fraction, expressed as a percentage, the numerator of which is the aggregate Class Principal Balance then outstanding and the denominator of which is the Class Principal Balance of all such Classes then outstanding.  The Class III-A-6, Class IX-A-2, Class IX-A-9, Class A-X and Class D-X Certificates shall each be allocated 1% of the Voting Rights.  Voting Rights shall be allocated among the Certificates within each such Class in proportion to their respective Percentage Interests.  The Class AR and Class AR-L Certificates shall have no Voting Rights.

Wachovia:  Wachovia Mortgage Corporation, a North Carolina corporation, and its successors and assigns.

Wachovia Serviced Mortgage Loans:  The Mortgage Loans identified as such on the Mortgage Loan Schedule.

Wachovia Servicing Agreement:  That certain Reconstituted Servicing Agreement dated as of August 1, 2005 among DLJMC, Wachovia, the Master Servicer, the Trustee and the Trust Administrator.

Wells Fargo:  Wells Fargo Bank, N.A., a national banking association, and its successors and assigns.

Wells Fargo Serviced CORE Mortgage Loans:  The Mortgage Loans identified as such on the Mortgage Loan Schedule, for which Wells Fargo is the applicable Servicer and the owner of the related servicing rights.

Wells Fargo Serviced Mortgage Loans:  The Mortgage Loans identified as such on the Mortgage Loan Schedule, for which Wells Fargo is the applicable Servicer.

WMB:  Washington Mutual Bank, a banking corporation chartered under the laws of the United States, and its successors and assigns.

WMB Serviced Mortgage Loans:  The Mortgage Loans identified as such on the Mortgage Loan Schedule.

WMB Servicing Agreement:  That certain Reconstituted Servicing Agreement dated as of August 1, 2005 among DLJMC, WMB, the Master Servicer, the Trustee and the Trust Administrator.

WMMSC:  Washington Mutual Mortgage Securities Corp., a Delaware corporation, and its successors and assigns.

WMMSC Serviced Mortgage Loans:  The Mortgage Loans identified as such on the Mortgage Loan Schedule, for which WMMSC is the applicable Servicer.

Yield Maintenance Account:  The separate Eligible Account designated as such and created and maintained by the Trust Administrator pursuant to Section 4.08 hereof.  The  Yield Maintenance Account shall be treated as an “outside reserve fund” under applicable Treasury regulations and shall not be part of any REMIC.  Funds in the Yield Maintenance Account shall be held in trust in the Supplemental Interest Trust for the uses and purposes set forth in this Agreement.

Yield Maintenance Agreement:  The ISDA Master Agreement dated as of August 30, 2005, between the Yield Maintenance Agreement Counterparty and the Trustee, on behalf of the Supplemental Interest Trust, and the confirmation of the same date, between the Yield Maintenance Agreement Counterparty and the Trustee, on behalf of the Supplemental Interest Trust, which supplements, forms a part of, is subject to, and is governed by such ISDA Master Agreement (a form of which is attached hereto as Exhibit Y).

Yield Maintenance Agreement Counterparty:  With respect to the Yield Maintenance Agreement, Credit Suisse First Boston International.

Yield Maintenance Agreement Payment:  For the Class IX-A-9 Certificates and any Distribution Date on or prior to the Yield Maintenance Agreement Termination Date, an amount equal to the product of (a) the excess, if any, of (i) the lesser of Certificate Index and the Maximum Cap Rate over (ii) the Cap Strike Rate, (b) the Yield Maintenance Notional Amount set forth for such Distribution Date in the table in Schedule XI and (c) one-twelfth.

Yield Maintenance Agreement Termination Date:  With respect to the Yield Maintenance Agreement, the Distribution Date in June 2008, after any required payment is made.

Yield Maintenance Amount:  For the Class IX-A-9 Certificates and any Distribution Date (other than the Distribution Date in September 2005) prior to and including the Yield Maintenance Agreement Termination Date for which the Certificate Index exceeds the Cap Strike Rate, an amount equal to the product of (a) the Class Principal Balance of such Class of Certificates immediately prior to such Distribution Date, (b) the excess of (i) the lesser of (x) the Certificate Index and (y) the Maximum Cap Rate over (ii) the Cap Strike Rate and (c) one-twelfth.

ARTICLE II

CONVEYANCE OF MORTGAGE LOANS;
REPRESENTATIONS AND WARRANTIES

SECTION 2.01

Conveyance of Trust Fund.

(a)

The Depositor hereby sells, transfers, assigns, delivers, sets over and otherwise conveys to the Trustee in trust for the benefit of the Certificateholders, without recourse, the Depositor’s right, title and interest in and to (a) the Mortgage Loans listed in the Mortgage Loan Schedule, including all interest and principal received or receivable by the Depositor on or with respect to the Mortgage Loans after the Cut-off Date, but not including payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date, together with the Mortgage Files relating to the Mortgage Loans, (b) REO Property related to the Mortgage Loans, (c) the Collection Account, the Certificate Account and all amounts deposited therein pursuant to the applicable provisions of this Agreement, (d) the Special Retail Rounding Accounts, (e) any insurance policies with respect to the Mortgage Loans, (f) the Depositor’s rights under the Assignment and Assumption Agreement and (g) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or other liquid property.  In addition, on or prior to the Closing Date, the Depositor shall cause the Trustee to enter into the Yield Maintenance Agreement with the Yield Maintenance Agreement Counterparty and the Depositor shall pay or cause to be paid on behalf of the Supplemental Interest Trust the payments owed to the Yield Maintenance Agreement Counterparty as of the Closing Date under the Yield Maintenance Agreement.

It is agreed and understood by the Depositor, the Sellers, the Servicers, the Special Servicer, the Master Servicer, the Trust Administrator and the Trustee that it is not intended that any Mortgage Loan be included in the Trust Fund that is a “High-Cost Home Loan” as defined in the New Jersey Home Ownership Act, effective as of November 27, 2003, or The Home Loan Protection Act of New Mexico, effective as of January 1, 2004, or that is a “High Cost Home Mortgage Loan” as defined in the Massachusetts Predatory Home Loan Practices Act, effective as of November 7, 2004, or that is an “Indiana High Cost Home Mortgage Loan” as defined in the Indiana High Cost Home Loan Act, effective as of January 1, 2005.

(b)

In connection with the transfer and assignment set forth in clause (a) above, the Depositor has delivered or caused to be delivered to the Custodian for the benefit of the Certificateholders, the documents and instruments with respect to each Mortgage Loan as assigned:

(i)

(A)  the original Mortgage Note bearing all intervening endorsements and including any riders to the Mortgage Note, endorsed “Pay to the order of ________________, without recourse” and signed in the name of the last named endorsee by an authorized officer or (B) with respect to any Lost Mortgage Note, a lost note affidavit and indemnity from the related Seller stating that the original Mortgage Note was lost or destroyed, (together with a copy of such Mortgage Note, if available) and indemnifying the Trust Fund against any loss, cost or liability resulting from the failure to deliver the original Mortgage Note;

(ii)

the original of any guarantee executed in connection with the Mortgage Note (if any);

(iii)

for each Mortgage Loan that is not a MERS Mortgage Loan, the original Mortgage, with evidence of recording thereon, or copies certified by the related recording office or if the original Mortgage has not yet been returned from the recording office, a copy certified by or on behalf of the related Seller indicating that such Mortgage has been delivered for recording (the return directions for the original Mortgage should indicate, when recorded, mail to the related Seller) and in the case of each MERS Mortgage Loan, the original Mortgage, noting the presence of the MIN of the related Mortgage Loan and either language indicating that the Mortgage Loan is a MOM Loan if the Mortgage Loan is a MOM Loan or if the Mortgage Loan was not a MOM Loan at origination, the original Mortgage and the assignment thereof to MERS, with evidence of recording indicated thereon or a copy of the Mortgage certified by the public recording office in which such Mortgage has been recorded;

(iv)

the originals of all assumption, modification, consolidation or extension agreements, (or, if an original of any of these documents has not been returned from the recording office, a copy thereof certified by or on behalf of the related Seller, the original to be delivered to the related Seller forthwith after return from such recording office) with evidence of recording thereon, if any;

(v)

for each Mortgage Loan that is not a MERS Mortgage Loan, the original Assignment of Mortgage as appropriate, in recordable form, for each Mortgage Loan from the last assignee assigned in blank;

(vi)

for each Mortgage Loan that was not a MERS Mortgage Loan at its origination, the originals of any intervening recorded Assignments of Mortgage, showing a complete chain of assignment from origination to the last assignee, including warehousing assignments, with evidence of recording thereon (or, if an original intervening Assignment of Mortgage has not been returned from the recording office, a copy thereof certified by or on behalf of the related Seller, the original to be delivered to the Custodian forthwith after return from such recording office);

(vii)

the original mortgage title insurance policy, or copy of title commitment (or in appropriate jurisdictions, attorney’s opinion of title and abstract of title); and

(viii)

with respect to a Cooperative Loan, if any, the originals of the following documents or instruments:

(A)

the Cooperative Shares, together with the Stock Power in blank;

(B)

the executed Security Agreement;

(C)

the executed Proprietary Lease and the Assignment of Proprietary Lease to the originator of the Cooperative Loan;

(D)

the executed Recognition Agreement;

(E)

Copies of the original UCC financing statement, and any continuation statements, filed by the originator of such Cooperative Loan as secured party, each with evidence of recording thereof, evidencing the interest of the originator under the Security Agreement and the Assignment of Proprietary Lease;

(F)

Copies of the filed UCC assignments or amendments of the security interest referenced in clause (E) above showing an unbroken chain of title from the originator to the Trust, each with evidence of recording thereof, evidencing the interest of the assignee under the Security Agreement and the Assignment of Proprietary Lease;

(G)

An executed assignment of the interest of the originator in the Security Agreement, the Assignment of Proprietary Lease and the Recognition Agreement, showing an unbroken chain of title from the originator to the Trust; and

(H)

For any Cooperative Loan that has been modified or amended, the original instrument or instruments effecting such modification or amendment.

In addition, in connection with the assignment of any MERS Mortgage Loan, the related Seller agrees that it will cause, at the related Seller’s expense, the MERS® System to indicate that such Mortgage Loans have been assigned by the related Seller to the Trustee in accordance with this Agreement for the benefit of the Certificateholders by including (or deleting, in the case of Mortgage Loans which are repurchased or substituted in accordance with this Agreement) the information required by the MERS® System to (a) identify the Trustee and (b) identify the series of the Certificates issued in connection with such Mortgage Loans.  The Custodian shall confirm on the Final Certification of the Custodian that such assignment has occurred.  Each Seller further agrees that it will not, and will not permit a Servicer to, and each related Servicer agrees that it will not, alter the information referenced in this paragraph with respect to any Mortgage Loan during the term of this Agreement unless and until such Mortgage Loan is repurchased or substituted in accordance with the terms of this Agreement.

In the event the Depositor delivers to the Custodian certified copies of any document or instrument set forth in 2.01(b) because of a delay caused by the public recording office in returning any recorded document, the Depositor shall deliver or cause to be delivered to the Custodian, within 60 days of the Closing Date, an Officer’s Certificate which shall (i) identify the recorded document, (ii) state that the recorded document has not been delivered to the Custodian due solely to a delay caused by the public recording office, and (iii) state the amount of time generally required by the applicable recording office to record and return a document submitted for recordation.

In the event that in connection with any Mortgage Loan the Depositor cannot deliver (a) for a Mortgage Loan that is not a MERS Mortgage Loan, the original recorded Mortgage, (b) all interim recorded assignments or (c) the lender’s title policy (together with all riders thereto) satisfying the requirements set forth above, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (a) or (b) above, or because the title policy has not been delivered to the related Seller or the Depositor by the applicable title insurer in the case of clause (c) above, the Depositor shall promptly deliver to the Custodian, in the case of clause (a) or (b) above, such original Mortgage or such interim assignment, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, or a copy thereof, certified, if appropriate, by the relevant recording office.

As promptly as practicable subsequent to such transfer and assignment, and in any event, within thirty (30) days thereafter, DLJMC shall, at its expense, (i) affix or cause to be affixed the Trustee’s name to each Assignment of Mortgage, as the assignee thereof, (ii) cause such assignment to be in proper form for recording in the appropriate public office for real property records within thirty (30) days after receipt thereof and (iii) cause to be delivered for recording in the appropriate public office for real property records the assignments of the Mortgages to the Trustee, except that, with respect to any assignment of a Mortgage as to which DLJMC has not received the information required to prepare such assignment in recordable form, DLJMC’s obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within thirty (30) days after the receipt thereof, and DLJMC need not cause to be recorded any assignment which relates to a Mortgage Loan in any jurisdiction under the laws of which, as evidenced by an Opinion of Counsel delivered by the Depositor (at the Depositor’s expense) to the Trustee, the Trust Administrator and DLJMC, acceptable to the Rating Agencies, the recordation of such assignment is not necessary to protect the Trustee’s and the Certificateholders’ interest in the related Mortgage Loan.

If any original Mortgage Note referred to in Section 2.01(b)(i) above cannot be located, the obligations of the Depositor to deliver such documents shall be deemed to be satisfied upon delivery to the Custodian of a photocopy of such Mortgage Note, if available, with a lost note affidavit and indemnity.  If any of the original Mortgage Notes for which a lost note affidavit and indemnity was delivered to the Custodian is subsequently located, such original Mortgage Note shall be delivered to the Custodian within three Business Days.

(c)

The Trustee is authorized to enter into one or more Custodial Agreements, at the direction of the Depositor, for the purpose of having a Custodian maintain custody of the documents and instruments referred to in this Section 2.01, and any documents delivered thereunder shall be delivered to the Custodian and any Officer’s Certificates delivered with respect thereto shall be delivered to the Trustee, the Trust Administrator and the Custodian.

(d)

It is the express intent of the parties to this Agreement that the conveyance of the Mortgage Loans by the Depositor to the Trustee as provided in this Section 2.01 be, and be construed as, a sale of the Mortgage Loans by the Depositor to the Trustee.  It is, further, not the intention of the parties to this Agreement that such conveyance be deemed a pledge of the Mortgage Loans by the Depositor to the Trustee to secure a debt or other obligation of the Depositor.  However, in the event that, notwithstanding the intent of the parties to this Agreement, the Mortgage Loans are held to be the property of the Depositor, or if any for any other reason this Agreement is held or deemed to create a security interest in the Mortgage Loans then (a) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code; (b) the conveyance provided for in this Section 2.01 shall be deemed to be a grant by the Depositor to the Trustee for the benefit of the Certificateholders of a security interest in all of the Depositor’s right, title and interest in and to the Mortgage Loans and all amounts payable to the holders of the Mortgage Loans in accordance with the terms thereof and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts, other than investment earnings, from time to time held or invested in the Certificate Account, whether in the form of cash, instruments, securities or other property; (c) the possession by the Trustee or the Custodian of such items of property and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be “in possession by the secured party” for purposes of perfecting the security interest pursuant to Section 9-313 of the New York Uniform Commercial Code; and (d) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Trustee for the benefit of the Certificateholders for the purpose of perfecting such security interest under applicable law (except that nothing in this clause (d) shall cause any person to be deemed to be an agent of the Trustee for any purpose other than for perfection of such security interests unless, and then only to the extent, expressly appointed and authorized by the Trustee in writing).  The Depositor and the Trustee, upon directions from the Depositor, shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of this Agreement.

SECTION 2.02

Acceptance by the Trustee.

(a)

Pursuant to Section 4 of the Custodial Agreement, the Custodian agrees to execute and deliver on the Closing Date to the Depositor, the Master Servicer, the Sellers, each Servicer, the Trustee and the Trust Administrator a Trust Receipt and Initial Certification with respect to the Mortgage Loans in the form annexed hereto as Exhibit J.  Based on its review and examination, and only as to the documents identified in such Trust Receipt and Initial Certification, the Custodian acknowledges that such documents appear regular on their face and relate to such Mortgage Loan.  The Custodian shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face.

Pursuant to Section 6 of the Custodial Agreement, not later than 90 days after the Closing Date, the Custodian shall deliver to the Depositor, the Master Servicer, the Sellers and Servicer, the Trustee and the Trust Administrator a Trust Receipt and Final Certification with respect to the Mortgage Loans in the form annexed hereto as Exhibit K, with any applicable exceptions noted thereon.

Based solely upon the Trust Receipt and Initial Certification received from the Custodian, and subject to the provisions of Section 2.01 and any exceptions noted on the exception report described in the next paragraph below, the Trustee acknowledges receipt of the documents referred to in Section 2.01 above and declares that it holds and will hold such documents and the other documents delivered to it constituting the Mortgage File, and that it holds or will hold all such assets and such other assets included in the definition of the Trust Fund in trust for the exclusive use and benefit of all present and future Certificateholders.

If, in the course of such review, the Custodian finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01, the Custodian shall list such as an exception in the Trust Receipt and Final Certification pursuant to Section 6 of the Custodial Agreement; provided, however, that the Custodian shall not make any determination as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or is sufficient to effect the assignment of and transfer to the assignee thereof under the mortgage to which the assignment relates.

The related Seller shall promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the related Seller does not correct or cure such defect within such period and such defect materially and adversely affects the interests of Certificateholders in the related Mortgage Loan, the related Seller shall either (a) substitute for the related Mortgage Loan a Qualified Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.03, or (b) repurchase such Mortgage Loan within 90 days from the date the related Seller was notified of such defect in writing at the Purchase Price of such Mortgage Loan; or such longer period not to exceed 720 days from the Closing Date if the substitution or repurchase of a Mortgage Loan pursuant to this provision is required by reason of a delay in delivery of any documents by the appropriate recording office; provided, however, that the related Seller shall have no liability for recording any Assignment of Mortgage in favor of the Trustee or for the Custodian’s failure to record such Assignment of Mortgage, and provided, further, that the related Seller shall not be obligated to repurchase or cure any Mortgage Loan solely as a result of the Custodian’s failure to record such Assignment of Mortgage.  The Trust Administrator shall direct the Custodian to deliver to each Rating Agency written notice within 270 days from the Closing Date indicating each Mortgage Loan (a) for which a mortgage or assignment of mortgage required to be recorded hereunder has not been returned by the appropriate recording office or (b) as to which there is a dispute as to location or status of such Mortgage Loan.  Such notice shall be delivered every 90 days thereafter until the related Mortgage Loan is returned to the Custodian.  Any such substitution pursuant to (a) above or purchase pursuant to (b) above shall not be effected prior to the delivery to the Trustee and the Trust Administrator of the Opinion of Counsel required by Section 2.05 hereof, if any, and any substitution pursuant to (a) above shall not be effected prior to the additional delivery to the Trustee or the Trust Administrator of a Request for Release substantially in the form of Exhibit L. No substitution is permitted to be made in any calendar month after the Determination Date for such month.  The Purchase Price for any such Mortgage Loan shall be deposited by the related Seller in the Certificate Account on or prior to the Business Day immediately preceding such Distribution Date in the month following the month of repurchase and, upon receipt of such deposit and certification with respect thereto in the form of Exhibit L hereto, the Custodian shall release the related Mortgage File to the related Seller and shall execute and deliver at such entity’s request such instruments of transfer or assignment prepared by such entity, in each case without recourse, as shall be necessary to vest in such entity, or a designee, the Trustee’s interest in any Mortgage Loan released pursuant hereto.

If pursuant to the preceding paragraph the related Seller repurchases a Mortgage Loan that is a MERS Mortgage Loan, the related Servicer shall, at the related Seller’s expense, either (i) cause MERS to execute and deliver an Assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the related Seller and shall cause such Mortgage to be removed from registration on the MERS® System in accordance with MERS’ rules and regulations or (ii) cause MERS to designate on the MERS® System the related Seller as the beneficial holder of such Mortgage Loan.

With respect to any Mortgage Loan which becomes delinquent in payment by 90 days or more or is an REO Property, DLJMC shall have the right to repurchase such Mortgage Loan from the Trust at a price equal to the Repurchase Price; provided, however, that (i) such Mortgage Loan is still 90 days or more delinquent or is an REO Property as of the date of such repurchase and (ii) this repurchase option, if not theretofore exercised, shall terminate on the date at the close of business on the 90th day after the Mortgage Loan is 90 days delinquent or the Mortgage Loan becomes an REO Property; provided, further, that in no event shall repurchases pursuant to this paragraph take place with respect to Mortgage Loans constituting more than 5% of the aggregate Cut-off Date Principal Balance of the Mortgage Loans.  This repurchase obligation, if not exercised, shall not be thereafter reinstated unless the delinquency is cured and the Mortgage Loan thereafter again becomes 90 days or more delinquent or becomes an REO Property, in which case the option shall again become exercisable as of the first day the Mortgage Loan becomes 90 days delinquent or becomes an REO Property.

In the event that DLJMC exercises such option, the Repurchase Price therefore shall be deposited in the Certificate Account and upon such deposit of the Repurchase Price and receipt of a Request for Release in the form of Exhibit L hereto, the Custodian shall release the related Mortgage File held for the benefit of the Certificateholders to DLJMC, and the Trustee shall execute and deliver at DLJMC’s discretion such instruments of transfer or assignment prepared by DLJMC, in each case without recourse, as shall be necessary to transfer title from the Trustee to the DLJMC.

(b)

It is understood and agreed that the obligation of the related Seller to cure, substitute for or to repurchase any Mortgage Loan which does not meet the requirements of Section 2.01 shall constitute the sole remedy respecting such defect available to the Trustee, the Trust Administrator, the Depositor and any Certificateholder against the related Seller.

SECTION 2.03

Representations and Warranties of the Sellers, Master Servicer and Servicers.

(a)

Each of DLJMC, in its capacity as a Seller, Wells Fargo, in its capacity as the Master Servicer, WMMSC, in its capacity as a Servicer, GreenPoint, in its capacity as a Seller and a Servicer, SPS, in its capacity as a Servicer and the Special Servicer and Wells Fargo, in its capacity as a Servicer, hereby makes the representations and warranties applicable to it set forth in Schedule IIA, IIB, IIC, IID, IIE and IIF, respectively, as applicable, hereto, and by this reference incorporated herein, to the Depositor, the Trustee and the Trust Administrator, as of the Closing Date, or if so specified therein, as of the Cut-off Date or such other date as may be specified.  In addition, GreenPoint, SPS and Wells Fargo, in their respective capacities as Servicers, hereby makes the representations and warranties applicable to it set forth in Schedule IID, IIE and IIF hereto, and by this reference incorporated herein, to the Master Servicer, as of the Closing Date, or if so specified therein, as of the Cut-off Date or such other date as may be specified.

(b)

Both DLJMC, in its capacity as a Seller and GreenPoint, in its capacity as a Seller, hereby makes the representations and warranties set forth in Schedule IIIA or Schedule IIIB, respectively, applicable to the Mortgage Loans and by this reference incorporated herein, to the Depositor, the Servicers, the Trustee and the Trust Administrator, as of the Closing Date, or if so specified therein, as of the Cut-off Date or such other date as may be specified, with respect to the Mortgage Loans identified on Schedule I hereto.  Any breach of the representations and warranties set forth in Schedule IIIA(xxiii), IIIA(xxiv), IIIA(xxvi), IIIA(xxx) and IIIB(xxiii) shall be deemed to materially and adversely affect the interests of the Certificateholders in that Mortgage Loan, notwithstanding the related Seller’s lack of knowledge with respect to the substance of such representation and warranty.

(c)

Upon discovery by any of the parties hereto of a breach of a representation or warranty made pursuant to Section 2.03(b) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt notice thereof to the other parties.  Each Seller hereby covenants that within 90 days of the earlier of its discovery or its receipt of written notice from any party of a breach of any representation or warranty made by it pursuant to Section 2.03(b) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan sold by such Seller to the Trust, it shall cure such breach in all material respects, and if such breach is not so cured, shall, (i) if such 90-day period expires prior to the second anniversary of the Closing Date, remove such Mortgage Loan (a “Deleted Mortgage Loan”) from the Trust Fund and substitute in its place a Qualified Substitute Mortgage Loan, in the manner and subject to the conditions set forth in this Section; or (ii) repurchase the affected Mortgage Loan or Mortgage Loans at the Purchase Price in the manner set forth below; provided, however, that any such substitution pursuant to (i) above shall not be effected prior to the delivery to the Trustee and the Trust Administrator of the Opinion of Counsel required by Section 2.05 hereof, if any, and any such substitution pursuant to (i) above shall not be effected prior to the additional delivery to the Trustee or the Trust Administrator of a Request for Release substantially in the form of Exhibit L relating to the Deleted Mortgage Loan and the Mortgage File for any such Qualified Substitute Mortgage Loan.  Such Seller shall promptly reimburse the Trustee, the Trust Administrator and the related Servicer for any actual out-of-pocket expenses reasonably incurred by the Trustee, the Trust Administrator and such related Servicer in respect of enforcing the remedies for such breach.  With respect to any representation and warranties described in this Section which are made to the best of a Seller’s knowledge if it is discovered by any of the Depositor, the Master Servicer, Sellers, any Servicer, the Special Servicer, the Trustee or the Trust Administrator that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein, notwithstanding the related Seller’s lack of knowledge with respect to the substance of such representation or warranty, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

With respect to any Qualified Substitute Mortgage Loan or Loans, the related Seller shall deliver to the Custodian for the benefit of the Certificateholders the Mortgage Note, the Mortgage, the related assignment of the Mortgage, and such other documents and agreements as are required by Section 2.01(b), with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01.  No substitution is permitted to be made in any calendar month after the Determination Date for such month.  Scheduled Payments due with respect to Qualified Substitute Mortgage Loans in the month of substitution shall not be part of the Trust Fund and will be retained by the related Seller on the next succeeding Distribution Date.  For the month of substitution, distributions to Certificateholders will include the monthly payment due on any Deleted Mortgage Loan for such month and thereafter the related Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan.  The related Seller shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Qualified Substitute Mortgage Loan or Loans and the related Seller shall deliver the amended Mortgage Loan Schedule to the Trustee, the related Servicer and the Trust Administrator.  Upon such substitution, the Qualified Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the related Seller shall be deemed to have made with respect to such Qualified Substitute Mortgage Loan or Loans, as of the date of substitution, the representations and warranties made pursuant to Section 2.03(b) with respect to such Mortgage Loan.  Upon any such substitution and the deposit to the Collection Account of the amount required to be deposited therein in connection with such substitution as described in the following paragraph, the Trustee shall instruct the Custodian to release the Mortgage File held for the benefit of the Certificateholders relating to such Deleted Mortgage Loan to the related Seller and the Trustee shall execute and deliver at the related Seller’s direction such instruments of transfer or assignment prepared by the related Seller, in each case without recourse, as shall be necessary to vest title in the related Seller, or its designee, the Trustee’s interest in any Deleted Mortgage Loan substituted for pursuant to this Section 2.03.

For any month in which any Seller substitutes one or more Qualified Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the related Servicer shall determine the amount (if any) by which the aggregate principal balance of all such Qualified Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (after application of the scheduled principal portion of the monthly payments due in the month of substitution).  The amount of such shortage (the “Substitution Adjustment Amount”) plus an amount equal to the aggregate of any unreimbursed Advances and Servicing Advances and unpaid Servicing Fees with respect to such Deleted Mortgage Loans shall be deposited in the Collection Account by the related Seller on or before the Business Day immediately preceding the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan became required to be repurchased or replaced hereunder.

One or more Mortgage Loans may be substituted for one or more Deleted Mortgage Loans.  The determination of whether a Mortgage Loan is a Qualified Substitute Mortgage Loan may be satisfied on an individual basis.  Alternatively, if more than one Mortgage Loan is to be substituted for one or more Deleted Mortgage Loans, the characteristics of such Mortgage Loans and Deleted Mortgage Loans shall be aggregated or calculated on a weighted average basis, as applicable, in determining whether such Mortgage Loans are Qualified Substitute Mortgage Loans.

In the event that any Seller shall have repurchased a Mortgage Loan, the Purchase Price therefor shall be deposited in the Collection Account on or before the Business Day immediately preceding the Distribution Date in the month following the month during which such Seller became obligated hereunder to repurchase or replace such Mortgage Loan and upon such deposit of the Purchase Price, the delivery of the Opinion of Counsel if required by Section 2.05 and receipt of a Request for Release in the form of Exhibit L hereto, the Custodian shall release the related Mortgage File held for the benefit of the Certificateholders to such Person, and the Trustee shall execute and deliver at such Person’s direction such instruments of transfer or assignment prepared by such Person, in each case without recourse, as shall be necessary to transfer title from the Trustee.  It is understood and agreed that the obligation under this Agreement of any Person to cure, repurchase or substitute any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedy against such Persons respecting such breach available to Certificateholders, the Depositor, the Trustee or the Trust Administrator on their behalf.

The representations and warranties made pursuant to this Section 2.03 shall survive delivery of the respective Mortgage Files to the Trustee, the Trust Administrator or the Custodian for the benefit of the Certificateholders.

Notwithstanding the foregoing, (i) the substitution of a Deleted Mortgage Loan that is a WMMSC Serviced Mortgage Loan or the repurchase of a Mortgage Loan that is a WMMSC Serviced Mortgage Loan by any Seller shall be subject to, and shall in no way adversely affect, the right of WMMSC to continue servicing and collecting its Servicing Fee for such Deleted Mortgage Loan or Mortgage Loan, as applicable.

SECTION 2.04

Representations and Warranties of the Depositor as to the Mortgage Loans.

The Depositor hereby represents and warrants to the Trustee with respect to the Mortgage Loans that, as of the Closing Date, assuming good title has been conveyed to the Depositor, the Depositor had good title to the Mortgage Loans and Mortgage Notes, and did not encumber the Mortgage Loans during its period of ownership thereof, other than as contemplated by the Agreement.

It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the Mortgage Files to the Custodian.

SECTION 2.05

Delivery of Opinion of Counsel in Connection with Substitutions.

Notwithstanding any contrary provision of this Agreement, no substitution pursuant to Section 2.02 shall be made more than 90 days after the Closing Date unless the related Seller delivers to the Trustee and the Trust Administrator an Opinion of Counsel, which Opinion of Counsel shall not be at the expense of any of the Trustee, the Trust Administrator or the Trust Fund, addressed to the Trustee and the Trust Administrator, to the effect that such substitution will not (i) result in the imposition of the tax on “prohibited transactions” on the Trust Fund or contributions after the Startup Date, as defined in Sections 860F(a)(2) and 860G(d) of the Code, respectively, or (ii) cause any REMIC hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding.

SECTION 2.06

Issuance of Certificates.

The Trustee acknowledges the assignment to it of the Mortgage Loans together with the assignment to it of all other assets included in the Trust Fund, including the amounts to be deposited into the Special Retail Rounding Accounts, receipt of which, subject to the provisions of Section 2.02(a), is hereby acknowledged.  Concurrently with such assignment and delivery and in exchange therefor, the Trust Administrator, pursuant to the written request of the Depositor executed by an officer of the Depositor, has executed the Certificates and caused them to be authenticated and delivered to or upon the order of the Depositor in authorized denominations which evidence ownership of the Trust Fund.  The rights of the Holders of such Certificates to receive distributions from the Trust Fund and all ownership interests of the Holders of the Certificates in such distributions shall be as set forth in this Agreement.

SECTION 2.07

REMIC Provisions.

(a)

The Depositor hereby elects and authorizes the Trust Administrator to treat the Trust Fund as the number of separate REMICs specified in the Preliminary Statement (each, a “REMIC”) under the Code and, if necessary, under applicable state law.  Each such election will be made on Form 1066 or other appropriate federal tax or information return (including Form 8811) or any appropriate state return (x) for the taxable year ending on the last day of the calendar year in which the Certificates are issued and (y) for the taxable year ending on the last day of the calendar year in which Certificates are first sold to a third party.  The Closing Date is hereby designated as the “startup day” of each REMIC created hereunder within the meaning of Section 860G(a)(9) of the Code.  Except as provided in Section 2.07(n), the “regular interests” (within the meaning of Section 860G of the Code) in the Master REMIC  shall consist of the Certificates (other than the Class, ES, Class AR and Class AR-L Certificates) and the Rounding Account Regular Interest, and the Class AR Certificates shall represent the beneficial ownership of the “residual interest” in Middle REMIC 1, Middle REMIC 2 and the Master REMIC.  The Class AR-L Certificates shall represent the beneficial ownership of the “residual interest” in each Subsidiary REMIC.  Neither the Depositor nor the Trust Administrator nor the Trustee shall permit the creation of any “interests” (within the meaning of Section 860G of the Code) in any REMIC other than the Certificates, the Subsidiary REMIC Regular Interests and the Middle Tier Interests.

(b)

The Trust Administrator on behalf of the Holders of the Class AR Certificates, shall act as agent for the Class AR Certificateholder as the “tax matters person” (within the meaning of the REMIC Provisions) for each of Middle REMIC 1, Middle REMIC 2 and the Master REMIC, in the manner provided under Treasury regulations section 1.860F-4(d) and temporary Treasury regulations section 301.6231(a)(7)-1T.  By its acceptance of a Class AR Certificate, each Holder thereof shall have agreed to such appointment and shall have consented to the appointment of the Trust Administrator as its agent to act on behalf of each of Middle REMIC 1, Middle REMIC 2 and the Master REMIC pursuant to the specific duties outlined herein.  The Trust Administrator on behalf of the Holders of the Class AR-L Certificates, shall act as agent for the Class AR-L Certificateholder as the “tax matters person” (within the meaning of the REMIC Provisions) for each Subsidiary REMIC, in the manner provided under Treasury regulations section 1.860F-4(d) and temporary Treasury regulations section 301.6231(a)(7)-1T.  By its acceptance of a Class AR-L Certificate, each Holder thereof shall have agreed to such appointment and shall have consented to the appointment of the Trust Administrator as its agent to act on behalf of each Subsidiary REMIC pursuant to the specific duties outlined herein.

(c)

A Holder of the Class AR Certificates, by the purchase of such Certificates, shall be deemed to have agreed to timely pay, upon demand by the Trust Administrator, the amount of any minimum California state franchise taxes due with respect to Middle REMIC 1, Middle REMIC 2 and the Master REMIC created hereunder under Sections 23151(a) and 23153(a) of the California Revenue and Taxation Code.  Notwithstanding the foregoing, the Trust Administrator shall be authorized to retain the amount of such tax from amounts otherwise distributable to such Holder in the event such Holder does not promptly pay such amount upon demand by the Trust Administrator.  In the event that any other federal, state or local tax is imposed, including without limitation taxes imposed on a “prohibited transaction” of Middle REMIC 1, Middle REMIC 2 or the Master REMIC as defined in Section 860F of the Code, such tax shall be charged against amounts otherwise available for distribution to the applicable Holder of a Class AR Certificate and then against amounts otherwise available for distribution to the Holders of Regular Certificates in accordance with the provisions set forth in Section 4.01.  The Trust Administrator or the Trustee shall promptly deposit in the Certificate Account any amount of “prohibited transaction” tax that results from a breach of the Trust Administrator’s or the Trustee’s duties, respectively, under this Agreement.  The Master Servicer or the related Servicer shall promptly deposit in the Certificate Account any amount of “prohibited transaction” tax that results from a breach of the Master Servicer’s or such Servicer’s duties, respectively, under this Agreement.  A Holder of the Class AR-L Certificates, by the purchase of such Certificates, shall be deemed to have agreed to timely pay, upon demand by the Trust Administrator, the amount of any minimum California state franchise taxes due with respect to each Subsidiary REMIC under Sections 23151(a) and 23153(a) of the California Revenue and Taxation Code.  Notwithstanding the foregoing, the Trust Administrator shall be authorized to retain the amount of such tax from amounts otherwise distributable to such Holder in the event such Holder does not promptly pay such amount upon demand by the Trust Administrator.  In the event that any other federal, state or local tax is imposed, including without limitation taxes imposed on a “prohibited transaction” of a Subsidiary REMIC as defined in Section 860F of the Code, such tax shall be charged against amounts otherwise available for distribution to the applicable Holder of a Class AR-L Certificate and then against amounts otherwise available for distribution on the applicable Subsidiary REMIC Regular Interests in accordance with the provisions set forth in Section 4.01.  The Trust Administrator or the Trustee shall promptly deposit in the applicable Subsidiary REMIC any amount of “prohibited transaction” tax that results from a breach of the Trust Administrator’s or the Trustee’s duties, respectively, under this Agreement.  The Master Servicer or the related Servicer shall promptly deposit in the Certificate Account any amount of “prohibited transaction” tax that results from a breach of the Master Servicer’s or such Servicer’s duties, respectively, under this Agreement.

(d)

The Trust Administrator shall act as attorney-in-fact and as agent on behalf of the tax matters person of each REMIC created hereunder and in such capacity the Trust Administrator shall:  (i) prepare and file, or cause to be prepared and filed, federal and state tax returns (which returns the Trustee shall sign) using a calendar year as the taxable year for each REMIC created hereunder when and as required by the REMIC Provisions and other applicable federal income tax laws as the direct representative of each such REMIC in compliance with the Code and shall provide copies of such returns as required by the Code; (ii) make an election, on behalf of each REMIC created hereunder, to be treated as a REMIC on the federal tax return of such REMIC for its first taxable year, in accordance with the REMIC Provisions; and (iii) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to any governmental taxing authority all information reports as and when required to be provided to them in accordance with the REMIC Provisions.  The expenses of preparing and filing such returns shall be borne by the Trust Administrator.  The Depositor, the Master Servicer and the related Servicer shall provide on a prompt and timely basis to the Trust Administrator or its designee such information with respect to each REMIC created hereunder as is in their possession and reasonably required or requested by the Trust Administrator to enable it to perform its obligations under this subsection.

In its capacity as attorney-in-fact and as agent on behalf of the tax matters person, the Trust Administrator shall also:  (A) act on behalf of each REMIC created hereunder in relation to any tax matter or controversy involving the Trust Fund, (B) represent the Trust Fund in any administrative or judicial proceeding relating to an examination or audit by any governmental taxing authority with respect thereto and (C) cause to be paid solely from the sources provided herein the amount of any taxes imposed on each REMIC created hereunder when and as the same shall be due and payable (but such obligation shall not prevent the Trust Administrator or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trust Administrator from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings).

(e)

The Trust Administrator shall provide (i) to any transferor of a Residual Certificate such information as is necessary for the application of any tax relating to the transfer of such Residual Certificate to any Person who is not a permitted transferee, (ii) to the Certificateholders such information or reports as are required by the Code or the REMIC Provisions including reports relating to interest, original issue discount and market discount or premium and (iii) to the Internal Revenue Service the name, title, address and telephone number of the person who will serve as the representative of each REMIC created hereunder.

(f)

The Trustee, to the extent directed by the Trust Administrator, the Depositor, the Holder of the Class AR Certificates (with respect to Middle REMIC 1, Middle REMIC 2 and the Master REMIC) and the Holder of the Class AR-L Certificates (with respect to each Subsidiary REMIC) shall take any action or cause the Trust Fund to take any action necessary to create or maintain the status of each REMIC created hereunder as a REMIC under the REMIC Provisions and shall assist each other as necessary to create or maintain such status.  Neither the Trustee, to the extent directed or (in the case of a failure to act) not directed by the Trust Administrator, nor the Holders of the Residual Certificates shall take any action, cause the Trust Fund to take any action or fail to take (or fail to cause the Trust Fund to take) any action that, under the REMIC Provisions, if taken or not taken, as the case may be, could (i) endanger the status of each REMIC created hereunder as a REMIC or (ii) result in the imposition of a tax upon a REMIC (including, but not limited to, the tax on prohibited transactions as defined in Code Section 860F(a)(2) and the tax on prohibited contributions set forth in Section 860G(d) of the Code) (either such event, an “Adverse REMIC Event”) unless the Trustee and the Trust Administrator have received an Opinion of Counsel (at the expense of the party seeking to take such action) to the effect that the contemplated action will not endanger such status or result in the imposition of such a tax.

The Trustee and the Trust Administrator shall not take or fail to take any action (whether or not authorized hereunder) as to which the Master Servicer, a Servicer or the Depositor has advised it in writing that it has received an Opinion of Counsel to the effect that an Adverse REMIC Event could occur with respect to such action.  In addition, prior to taking any action with respect to a REMIC or their assets, or causing any REMIC created hereunder to take any action, which is not expressly permitted under the terms of this Agreement, the Trustee and the Trust Administrator will consult with the Master Servicer, the Servicers and the Depositor or their designees, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC created hereunder and the Trustee and the Trust Administrator shall not take any such action or cause that REMIC to take any such action as to which the Master Servicer, any Servicer or the Depositor has advised it in writing that an Adverse REMIC Event could occur.

In addition, prior to taking any action with respect to any REMIC created hereunder or the assets therein, or causing any REMIC created hereunder to take any action, which is not expressly permitted under the terms of this Agreement, the Holders of the Residual Certificates will consult with the Trust Administrator or its designee, in writing, with respect to whether such action could cause an Adverse REMIC Event to occur with respect to any REMIC created hereunder, and no such Person shall take any action or cause the Trust Fund to take any such action as to which the Trust Administrator has advised it in writing that an Adverse REMIC Event could occur.  The Trust Administrator may consult with counsel to make such written advice, and the cost of same shall be borne by the party seeking to take action not permitted by this Agreement.

At all times as may be required by the Code, the Trust Administrator will to the extent within its control and the scope of its duties more specifically set forth herein, maintain substantially all of the assets of the REMICs as “qualified mortgages” as defined in Section 860G(a)(3) of the Code and “permitted investments” as defined in Section 860G(a)(5) of the Code.

(g)

In the event that any tax is imposed on “prohibited transactions” of any REMIC created hereunder, as defined in Section 860F(a)(2) of the Code, on “net income from foreclosure property” of such REMIC, as defined in Section 860G(c) of the Code, on any contributions to a REMIC after the Startup Day therefor pursuant to Section 860G(d) of the Code, or any other tax is imposed by the Code or any applicable provisions of state or local tax laws, such tax shall be charged (i) to the related Servicer, if such Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax or if such tax arises out of or results from a breach of such Servicer’s duties under (x) Section 2.07(j) of this Agreement to not enter into any arrangement by which a REMIC would receive a fee or other compensation for services or to permit such REMIC to receive any income from assets other than “qualified mortgages” or “permitted investments”, (y) Section 3.01 of this Agreement to not make or any modification, waiver or amendment of any Mortgage Loan which would cause any REMIC created hereunder to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code or (z) Section 3.11(d) of this Agreement to not cause any REO Property to fail to qualify as “foreclosure property” within the meaning of Section 860G(a)(8) of the Code or to subject any REMIC created hereunder to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code of otherwise, (ii) to the Master Servicer, if such tax arises out of or results from a breach by the Master Servicer of any of its obligations under this Agreement or if the Master Servicer has in its sole discretion determined to indemnify the Trust Fund against such tax, (iii) to the Trust Administrator, if such tax arises out of or results from a breach by the Trust Administrator of any of its obligations under this Article II, (iv) to the Trustee, if such tax arises out of or results from a breach by the Trustee of any of its obligations under this Article II, or (v) otherwise against amounts on deposit in the Collection Account as provided by Section 3.08 and on the Distribution Date(s) following such reimbursement the aggregate of such taxes shall be allocated in reduction of the Interest Distribution Amount on each Class entitled thereto in the same manner as if such taxes constituted a Prepayment Interest Shortfall.

In accordance with Section 2.07(c), the related Servicer, the Master Servicer, the Trust Administrator or the Trustee, as applicable, shall promptly deposit in the Certificate Account any amount of such tax.

For purposes of this Section 2.07(g), a tax is imposed following the final and unappealable determination under the Code of the amount of such tax and written notice thereof by the Tax Matters Person to the party to be charged.

The failure of the related Servicer to promptly deposit in the Certificate Account any amount of such tax shall be an Event of Default, as provided in Section 8.01(b).  However, in the case of WMMSC, the prompt deposit of any such amount in the Certificate Account shall cure any Special Event of Default unless notice of such Special Event of Default is accompanied by an Opinion of Counsel, at the expense of WMMSC, to the effect that the cumulative effect of WMMSC’s breach or breaches, notwithstanding the deposit of the amounts of any such tax, shall have given rise to a substantial risk that any REMIC created hereunder would fail to continue to qualify as a REMIC.

(h)

The Trust Administrator shall, for federal income tax purposes, maintain books and records with respect to each REMIC created hereunder on a calendar year and on an accrual basis or as otherwise may be required by the REMIC Provisions.

(i)

Following the Startup Day, none of any Servicer, the Trustee (which will act only at the direction of the Trust Administrator or as otherwise specifically provided in this Agreement) or the Trust Administrator shall accept any contributions of assets to any REMIC created hereunder unless (subject to Section 2.05) such Servicer, the Trustee or the Trust Administrator shall have received an Opinion of Counsel (at the expense of the party seeking to make such contribution) to the effect that the inclusion of such assets in a REMIC will not cause that REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding, or subject that REMIC to any tax under the REMIC Provisions or other applicable provisions of federal, state and local law or ordinances.

(j)

None of any Servicer, the Trustee (which will act only at the direction of the Trust Administrator or as otherwise specifically provided in this Agreement) or the Trust Administrator shall (subject to Section 2.05) enter into any arrangement by which a REMIC will receive a fee or other compensation for services nor permit such REMIC to receive any income from assets other than “qualified mortgages” as defined in Section 860G(a)(3) of the Code or “permitted investments” as defined in Section 860G(a)(5) of the Code.

(k)

Within 30 days after the Closing Date, the Trust Administrator shall apply to the Internal Revenue Service for an employer identification number for each REMIC created hereunder by means of a Form SS-4 or other acceptable means and prepare and file with the Internal Revenue Service Form 8811, “Information Return for Real Estate Mortgage Investment Conduits (REMIC) and Issuers of Collateralized Debt Obligations” for each REMIC.

(l)

None of the Trustee (which will act only at the direction of the Trust Administrator or as otherwise specifically provided in this Agreement), the Trust Administrator, the Master Servicer or any Servicer shall sell, dispose of or substitute for any of the Mortgage Loans (except in connection with (i) the default, imminent default or foreclosure of a Mortgage Loan, including but not limited to, the acquisition or sale of a Mortgaged Property acquired by deed in lieu of foreclosure, (ii) the bankruptcy of any REMIC created hereunder, (iii) the termination of any REMIC created hereunder pursuant to Article X of this Agreement or (iv) a purchase of Mortgage Loans pursuant to Article II or III of this Agreement) nor acquire any assets for a REMIC, nor sell or dispose of any investments in the Collection Account or the Certificate Account for gain nor accept any contributions to a REMIC after the Closing Date (a) unless it has received an Opinion of Counsel that such sale, disposition, substitution or acquisition will not affect adversely the status of any REMIC created hereunder as a REMIC or (b) unless the Master Servicer or such Servicer has determined in its sole discretion to indemnify the Trust Fund against such tax.

(m)

In order to enable the Trust Administrator to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided to the Trust Administrator, within ten days after the Closing Date, all information or data that the Trust Administrator determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans and the Trust Administrator shall be entitled to rely upon any and all such information and data in the performance of its duties set forth herein Thereafter, the Master Servicer, or with respect to the WMMSC Serviced Mortgage Loans,  WMMSC shall provide, promptly upon request therefor, any such additional information or data (or with respect to WMMSC, any such additional loan level information and data regarding the WMMSC Mortgage Loans) that the Trustee or the Trust Administrator may from time to time reasonably request in order to enable the Trustee and the Trust Administrator to perform their duties as set forth herein and the Trustee and the Trust Administrator shall be entitled to rely upon any and all such information and data in the performance of its duties set forth herein.  DLJMC shall indemnify the Trust Administrator and hold it harmless for any loss, liability, damage, claim or expense of the Trust Administrator arising from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trust Administrator on a timely basis. The Master Servicer shall indemnify the Trustee and the Trust Administrator and hold it harmless for any loss, liability, damage, claim or expense of the Trustee and the Trust Administrator arising from any failure of the Master Servicer to provide, or to cause to be provided, accurate information or data required to be provided by the Master Servicer to the Trustee and the Trust Administrator on a timely basis; provided, however, that if any Servicer (other than WMMSC) shall fail to provide such information to the Master Servicer upon timely request for such information by the Master Servicer, that Servicer shall indemnify the Master Servicer, the Trustee and the Trust Administrator and hold it harmless for any loss, liability, damage, claim or expense of the Master Servicer, the Trustee and the Trust Administrator arising from any failure of that Servicer to provide, or to cause to be provided, the information referred to above on a timely basis.  WMMSC shall indemnify the Trustee and the Trust Administrator and hold each of them harmless for any loss, liability, damage, claim or expense, other than any special, indirect, punitive or consequential loss, liability, damage, claim or expense, of the Trustee and the Trust Administrator arising from any failure of WMMSC to provide, or to cause to be provided, the loan level information or data regarding the WMMSC Mortgage Loans reasonably requested by the Trustee or Trust Administrator, and required to be provided by WMMSC pursuant to this Section 2.07(m), on a timely basis.  The indemnification provisions hereunder shall survive the termination of this Agreement and shall extend to any co-trustee and co-trust administrator appointed pursuant to this Agreement.

(n)

The Trustee shall treat the Yield Maintenance Account as an outside reserve fund within the meaning of Treasury Regulation Section 1.860G-2(h) that is owned by the Depositor and that is not an asset of any REMIC.  The Trustee shall treat the rights of the holders of each Class IX-A-9 Certificate to receive payments reflecting an interest rate greater than 5.50% as rights in an interest rate cap contract written by the Depositor in favor of such Certificateholders.  Thus, each such Certificate shall be treated as representing not only ownership of regular interests in a REMIC, but also ownership of an interest in an interest rate cap contract.  In no event shall any payment on such a Certificate reflecting an interest rate greater than 5.50% be treated as having been made by any REMIC formed hereby.  For federal tax return and information reporting, such interest rate cap contract shall be assigned a value of $10,000.

SECTION 2.08

Covenants of the Master Servicer and each Servicer.

The Master Servicer and each Servicer, severally and not jointly, hereby covenants to the Depositor, the Trustee and the Trust Administrator as follows:

(a)

Such Servicer or the Master Servicer shall comply in the performance of its obligations under this Agreement with all reasonable rules and requirements of the insurer under each Mortgage Guaranty Insurance Policy; and

(b)

No written information, certificate of an officer, statement furnished in writing or written report delivered to the Depositor, any affiliate of the Depositor, the Trustee or the Trust Administrator and prepared by the Master Servicer or such Servicer pursuant to this Agreement will contain any untrue statement of a material fact.

ARTICLE III

ADMINISTRATION AND SERVICING
OF MORTGAGE LOANS

SECTION 3.01

Master Servicing and Servicing of Mortgage Loans.

For and on behalf of the Certificateholders, as independent contractors of the Trustee, (i) each Servicer, severally and not jointly, shall service and administer the related Non-Designated Mortgage Loans in accordance with the terms of this Agreement and with Accepted Servicing Practices, (ii) the Master Servicer shall, in accordance with Section 3.03 of this Agreement, master service and administer the Non-Designated Mortgage Loans (other than the WMMSC Serviced Mortgage Loans) by overseeing and enforcing the servicing of the Non-Designated Mortgage Loans by the related Servicer (other than WMMSC) according to the terms of this Agreement and (iii) the Master Servicer shall, in accordance with the Section 3.20 of this Agreement, master service and administer the Designated Mortgage Loans by overseeing and enforcing the servicing of the Designated Mortgage Loans by the related Designated Servicer  according to the terms of the related Designated Servicing Agreement.  The obligations of each of SPS, GreenPoint, Wells Fargo and WMMSC hereunder to service and administer the Mortgage Loans shall be limited to the SPS Serviced Mortgage Loans, GreenPoint Serviced Mortgage Loans, Wells Fargo Serviced Mortgage Loans and WMMSC Serviced Mortgage Loans, respectively; and with respect to the duties and obligations of each Servicer, references herein to related “Mortgage Loans” shall be limited to the SPS Serviced Mortgage Loans (and the related proceeds thereof and related REO Properties) in the case of SPS, the GreenPoint Serviced Mortgage Loans (and the related proceeds thereof and related REO Properties), in the case of GreenPoint, the Wells Fargo Serviced Mortgage Loans (and the related proceeds thereof and related REO Properties) in the case of Wells Fargo and the WMMSC Serviced Mortgage Loans (and the related proceeds thereof and related REO Properties) in the case of WMMSC; and in no event shall any Servicer have any responsibility or liability with respect to any of the other Mortgage Loans.  The obligations of the Master Servicer to master service and administer the Mortgage Loans shall be limited to the SPS Serviced Mortgage Loans, the GreenPoint Serviced Mortgage Loans, the Wells Fargo Serviced Mortgage Loans and the Designated Mortgage Loans.  Notwithstanding anything to the contrary contained in this Agreement, the Master Servicer shall have no obligations to master service or administer the WMMSC Serviced Mortgage Loans.  In connection with such servicing and administration of the Non-Designated Mortgage Loans, the Master Servicer and each Servicer shall have full power and authority, acting alone and/or, with respect to any Servicer, through Subservicers as provided in Section 3.02 hereof, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration, including but not limited to, the power and authority, subject to the terms hereof (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement), (iii) to collect any Insurance Proceeds and other Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan; provided that neither the Master Servicer nor any Servicer shall take any action that is inconsistent with or prejudices the interests of the Trust Fund or the Certificateholders in any Mortgage Loan or the rights and interests of the Depositor, the Trustee, the Trust Administrator or the Certificateholders under this Agreement.  The Master Servicer and each Servicer shall represent and protect the interests of the Trust Fund in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan, and shall not make or permit any modification, waiver or amendment of any Mortgage Loan which would cause any REMIC created hereunder to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code.  Without limiting the generality of the foregoing, the Master Servicer and each Servicer, in its own name or in the name of the Depositor and the Trustee, is hereby authorized and empowered by the Depositor, the Trustee and the Trust Administrator, when the Master Servicer or such Servicer believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Trust Administrator, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders.  The Master Servicer and each Servicer shall prepare and deliver to the Depositor and/or the Trustee and/or the Trust Administrator such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable the Master Servicer or such Servicer to master servicer and administer or service and administer the Mortgage Loans, as applicable, to the extent that the Master Servicer or such Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence.  Upon receipt of such documents, the Depositor and/or the Trustee or the Trust Administrator shall execute such documents and deliver them to the Master Servicer or such Servicer, as applicable.

In accordance with the standards of the preceding paragraph and unless determined in good faith to be a Nonrecoverable Advance, each Servicer shall advance or cause to be advanced funds, as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties related to Non-Designated Mortgage Loans, which advances constitute Servicing Advances and shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.06, and further as provided in Section 3.08.  In no event will any Servicer be required to make any Servicing Advance that would constitute a Nonrecoverable Advance.  The costs incurred by a Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties related to Non-Designated Mortgage Loans and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Non-Designated Mortgage Loans, notwithstanding that the terms of such Non-Designated Mortgage Loans so permit.

Each Servicer hereby acknowledges that, to the extent such Servicer has previously serviced some or all of the Non-Designated Mortgage Loans pursuant to another servicing agreement, the provisions contained in this Agreement shall supersede the provisions contained in such other servicing agreement from and after the Closing Date, except that such other servicing agreement shall survive and govern with respect to excess servicing fees and termination without cause.  In addition, the Master Servicer hereby acknowledges that, to the extent the Master Servicer or any Designated Servicer has previously serviced some or all of the Designated Mortgage Loans pursuant to another servicing agreement, the provisions contained in the related Designated Servicing Agreement shall supersede the provisions contained in such other servicing agreement from and after the Closing Date.

Notwithstanding anything in this Agreement to the contrary, (i) the purchase of any WMMSC Serviced Mortgage Loan by any Person shall be subject to the rights of WMMSC to continue servicing such WMMSC Serviced Mortgage Loan for the same Servicing Fee substantially in accordance with the terms of this Agreement and (ii) the purchase of any Wells Fargo Serviced CORE Mortgage Loan by any Person shall be subject to the rights of Wells Fargo to continue servicing such Wells Fargo Serviced CORE Mortgage Loan for the same Servicing Fee substantially in accordance with the terms of this Agreement.

The related Servicer, other than WMMSC, will fully furnish, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information (e.g., favorable and unfavorable) on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis.

With respect to each WMMSC Serviced Mortgage Loan, WMMSC will furnish information regarding its borrower credit files to credit reporting agencies in compliance with the provisions of the Fair Credit Reporting Act and its implementing regulations applicable to WMMSC.

Each Servicer is authorized and empowered, on behalf of the Certificateholders and the Trustee, in its own name or in the name of any Subservicer, when a Servicer or any Subservicer, as the case may be, believes it appropriate in its best judgment to register any related Mortgage Loan on the MERS® System, or cause the removal from the registration of such Mortgage Loan on the MERS® System, to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of assignment and other comparable instruments with respect to such assignment or re-recording of a Mortgage in the name of MERS, solely as nominee for the Trustee and its successors and assigns.

SECTION 3.02

Subservicing; Enforcement of the Obligations of Subservicers.

(a)

The Non-Designated Mortgage Loans may be subserviced by a Subservicer on behalf of the related Servicer in accordance with the servicing provisions of this Agreement, provided that the Subservicer is a FNMA-approved lender or a FHLMC seller/servicer in good standing.  With respect to the Non-Designated Mortgage Loans, each Servicer may perform any of its servicing responsibilities hereunder or may cause the Subservicer to perform any such servicing responsibilities on its behalf, but the use by such Servicer of the Subservicer shall not release such Servicer from any of its obligations hereunder and such Servicer shall remain responsible hereunder for all acts and omissions of the Subservicer as fully as if such acts and omissions were those of such Servicer.  With respect to the Non-Designated Mortgage Loans, each Servicer shall pay all fees and expenses of any Subservicer engaged by such Servicer from its own funds.

Notwithstanding the foregoing, with respect to the Non-Designated Mortgage Loans, each Servicer shall be entitled to outsource one or more separate servicing functions to a Person (each, an “Outsourcer”) that does not meet the eligibility requirements for a Subservicer, so long as such outsourcing does not constitute the delegation of such Servicer’s obligation to perform all or substantially all of the servicing of the related Non-Designated Mortgage Loans to such Outsourcer.  In such event, the use by a Servicer of any such Outsourcer shall not release the related Servicer from any of its obligations hereunder and such Servicer shall remain responsible hereunder for all acts and omissions of such Outsourcer as fully as if such acts and omissions were those of such Servicer, and such Servicer shall pay all fees and expenses of the Outsourcer from such Servicer’s own funds.  Each Servicer may in connection with its duties as Servicer hereunder enter into transactions with any of its Affiliates relating to the Mortgage Loans; provided that (a) such Servicer acts (i) in accordance with Accepted Servicing Practices and the terms of this Agreement, and (ii) in the ordinary course of business of such Servicer; and (b) the terms of such transaction are no less favorable to such Servicer than it would obtain in a comparable arm’s-length transaction with a Person that is not an Affiliate of such Servicer.

(b)

With respect to any Non-Designated Mortgage Loans, at the cost and expense of a Servicer, without any right of reimbursement from the Depositor, the Trustee, the Trust Administrator or the applicable Collection Account, such Servicer shall be entitled to terminate the rights and responsibilities of its Subservicer and arrange for any servicing responsibilities to be performed by a successor Subservicer meeting the requirements set forth in Section 3.02(a), provided, however, that nothing contained herein shall be deemed to prevent or prohibit such Servicer, at such Servicer’s option, from electing to service the related Non-Designated Mortgage Loans itself.  In the event that a Servicer’s responsibilities and duties under this Agreement are terminated pursuant to Section 8.01, and if requested to do so by the Trustee or Trust Administrator, such Servicer shall, at its own cost and expense terminate the rights and responsibilities of its Subservicer as soon as is reasonably possible.  Each Servicer shall pay all fees, expenses or penalties necessary in order to terminate the rights and responsibilities of its Subservicer from such Servicer’s own funds without any right of reimbursement from the Depositor, Trustee, Trust Administrator, or the applicable Collection Account.

(c)

Notwithstanding any of the provisions of this Agreement relating to agreements or arrangements between a Servicer and its Subservicer, or a Servicer and its Outsourcer, or any reference herein to actions taken through the Subservicer, the Outsourcer, or otherwise, the related Servicer shall not be relieved of its obligations to the Depositor, Trustee, the Trust Administrator or Certificateholders and shall be obligated to the same extent and under the same terms and conditions as if it alone were servicing and administering the related Non-Designated Mortgage Loans.  Each Servicer shall be entitled to enter into an agreement with its Subservicer and Outsourcer for indemnification of such Servicer or Outsourcer, as applicable, by such Subservicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

For purposes of this Agreement, a Servicer shall be deemed to have received any collections, recoveries or payments with respect to the related Non-Designated Mortgage Loans that are received by a related Subservicer regardless of whether such payments are remitted by the Subservicer to such Servicer.

Any Subservicing Agreement and any other transactions or services relating to the Non-Designated Mortgage Loans involving a Subservicer shall be deemed to be between the Subservicer, and the related Servicer alone, and the Depositor, the Trustee, the Trust Administrator, the Master Servicer, the Special Servicer and the other Servicers shall have no obligations, duties or liabilities with respect to a Subservicer including no obligation, duty or liability of the Depositor, Trustee, the Trust Administrator, the Master Servicer, the Special Servicer or other Servicers to pay a Subservicer’s fees and expenses.

(d)

SPS is hereby authorized to enter into a financing or other facility (any such arrangement, a “Facility”) under which (i) SPS assigns or pledges to another person (a “Lender”) (A) SPS’ rights under this Agreement to be reimbursed for any Advances or Servicing Advances, and (B) any and all rights of SPS under this Agreement resulting from SPS’ performance of its obligations under this Agreement, including, without limitation, any Servicing Fees, Special Servicing Fees, interest income, Ancillary Income, and other payments received by SPS for servicing the SPS Serviced Mortgage Loans or Special Serviced Mortgage Loans and (ii) the Lender agrees to fund some or all Advances and/or Servicing Advances required to be made by SPS pursuant to this Agreement.  No consent of the Trustee, Trust Administrator, Certificateholders or any other party is required before SPS may enter into a Facility; provided, however, that the consent of the Trust Administrator shall be required before SPS may cause to be outstanding at one time more than one Facility.  Notwithstanding the existence of any Facility, SPS shall remain obligated pursuant to this Agreement to make Advances and Servicing Advances pursuant to and as required by this Agreement, and to perform all duties and obligations of SPS under this Agreement and shall not be relieved of such obligations by virtue of such Facility.

SECTION 3.03

Master Servicing by Master Servicer of SPS Serviced Mortgage Loans, GreenPoint Serviced Mortgage Loans and Wells Fargo Serviced Mortgage Loans

For and on behalf of the Certificateholders, the Master Servicer shall oversee and enforce the obligation of GreenPoint, SPS and Wells Fargo to service and administer the GreenPoint Serviced Mortgage Loans, SPS Serviced Mortgage Loans and Wells Fargo Serviced Mortgage Loans, respectively, in accordance with the terms of this Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration.  In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with this Agreement and with customary and usual standards of practice of prudent mortgage loan master servicers.  Furthermore, the Master Servicer shall oversee and consult with GreenPoint, SPS and Wells Fargo as necessary from time-to-time to carry out the Master Servicer’s obligations hereunder, shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by GreenPoint, SPS and Wells Fargo and shall cause each of GreenPoint, SPS and Wells Fargo to perform and observe the covenants, obligations and conditions to be performed or observed by such Servicer under this Agreement.

With respect to any Distribution Date, no later than the related Cash Remittance Date, the Master Servicer shall remit to the Trust Administrator for deposit in the Certificate Account the amount of the Compensating Interest Payment for the Master Servicer, with respect to the GreenPoint Serviced Mortgage Loans, the SPS Serviced Mortgage Loans, the Wells Fargo Serviced Mortgage Loans and the Designated Mortgage Loans, for the related Prepayment Period.  The aggregate of such deposits shall be made from the Master Servicer’s own funds, without reimbursement therefor.

SECTION 3.04

Trustee to Act as Master Servicer or Servicer.

In the event that (A) the Master Servicer shall for any reason no longer be Master Servicer hereunder or (B) any Servicer shall for any reason no longer be a Servicer hereunder and, with respect to any Servicer other than WMMSC, the Master Servicer shall for any reason no longer be Master Servicer hereunder (including, in each case, by reason of an Event of Default), the Trustee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer or such Servicer hereunder arising thereafter (except that the Trustee shall not be (i) liable for losses of the Master Servicer or such Servicer pursuant to Section 3.09 hereof or any acts or omissions of the related predecessor of the Master Servicer or such Servicer hereunder, (ii) obligated to make Advances if it is prohibited from doing so by applicable law, (iii) obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder including, but not limited to, repurchases or substitutions of Mortgage Loans pursuant to Section 2.02 or 2.03 hereof or (iv) deemed to have made any representations and warranties of the Master Servicer or such Servicer hereunder).  Any such assumption shall be subject to Section 8.02 hereof.

Each Servicer shall, upon request of the Trust Administrator, but at the expense of such Servicer, deliver to the assuming party all documents and records relating to each Subservicing Agreement or substitute Subservicing Agreement and the Mortgage Loans then being serviced thereunder and hereunder by such Servicer and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the Subservicing Agreement or substitute Subservicing Agreement to the assuming party.

SECTION 3.05

Collection of Mortgage Loans; Collection Accounts; Certificate Account.

(a)

Continuously from the date hereof until the principal and interest on all Non-Designated Mortgage Loans have been paid in full or such Non-Designated Mortgage Loans have become Liquidated Mortgage Loans, each Servicer shall proceed in accordance with Accepted Servicing Practices to collect all payments due under each of the related Non-Designated Mortgage Loans when the same shall become due and payable to the extent consistent with this Agreement and the terms and provisions of any related Mortgage Guaranty Insurance Policy and shall take special care with respect to Non-Designated Mortgage Loans for which a Servicer collects escrow payments in ascertaining and estimating Escrow Payments and all other charges that will become due and payable with respect to the Non-Designated Mortgage Loans and the related Mortgaged Properties, to the end that the installments payable by the related Mortgagors will be sufficient to pay such charges as and when they become due and payable. Consistent with the foregoing, in connection with Non-Designated Mortgage Loans which it is directly servicing, each Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the Due Dates for payments due on a Mortgage Note for a period not greater than 180 days; provided, however, that no such Servicer can extend the maturity of any such Non-Designated Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-off Date.  In the event of any such arrangement, the related Servicer shall make Advances on the related Non-Designated Mortgage Loans in accordance with the provisions of Section 5.01 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. No Servicer shall be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

(b)

Each Servicer shall segregate and hold all funds collected and received pursuant to a Non-Designated Mortgage Loan separate and apart from any of its own funds and general assets and shall establish and maintain one or more Collection Accounts, in the form of time deposit or demand accounts, titled “[Servicer’s name], in trust for the Holders of Credit Suisse First Boston Mortgage Securities Corp., CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-8” or, if established and maintained by a Subservicer on behalf of a Servicer, “[Subservicer’s name], in trust for [Servicer’s name]” or “[Subservicer’s name], as agent, trustee and/or bailee of principal and interest custodial account for [Servicer’s name], its successors and assigns, for various owners of interest in [Servicer’s name] mortgage-backed pools.  In the event that a Subservicer employs a subservicer, the Collection Account shall be titled “[name of Subservicer’s subservicer], in trust for [Subservicer’s name].”  Each Collection Account shall be an Eligible Account acceptable to the Depositor and the Trust Administrator.  Funds deposited in a Collection Account may be drawn on by the related Servicer in accordance with Section 3.08.  Any funds deposited in a Collection Account (other than an account established by WMMSC) shall either be invested in Eligible Investments or at all times be fully insured to the full extent permitted under applicable law.  Notwithstanding the foregoing, one of the Collection Accounts established by WMMSC shall be an Investment Account.

(c)

Each Servicer shall deposit in the applicable Collection Account on a daily basis within two (2) Business Days of receipt, and retain therein, the following collections remitted by Subservicers or payments received by such Servicer and payments made by such Servicer subsequent to the Cut-off Date, other than payments of principal and interest due on or before the Cut-off Date:

(i)

all payments on account of principal on the related Non-Designated Mortgage Loans, including all Principal Prepayments;

(ii)

all payments on account of interest on the related Non-Designated  Mortgage Loans;

(iii)

all Liquidation Proceeds on the related Non-Designated Mortgage Loans;

(iv)

all Insurance Proceeds on the related Non-Designated Mortgage Loans including amounts required to be deposited pursuant to Section 3.09 (other than proceeds to be held in the Escrow Account and applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with Section 3.09);

(v)

all Advances made by such Servicer pursuant to Section 5.01;

(vi)

no later than the withdrawal from the Collection Account pursuant to Section 3.08(a)(viii) each month, the applicable amount of the Compensating Interest Payment for such Servicer for the related Prepayment Period.  The aggregate of such deposits shall be made from such Servicer’s own funds, without reimbursement therefor.

(vii)

any amounts required to be deposited by such Servicer in respect of net monthly income from REO Property related to any Non-Designated Mortgage Loans pursuant to Section 3.11;

(viii)

[reserved]; and

(ix)

any other amounts required to be deposited hereunder.

The foregoing requirements for deposit into each Collection Account shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, with respect to the Non-Designated Mortgage Loans, Ancillary Income need not be deposited by such Servicer into such Collection Account. In addition, notwithstanding the provisions of this Section 3.05, each Servicer may deduct from amounts received by it, prior to deposit into the applicable Collection Account, any portion of any Scheduled Payment representing (i) the applicable Servicing Fee and (ii) with respect to each Non-Designated Mortgage Loan covered by a Lender Paid Mortgage Guaranty Insurance Policy, any amounts required to effect timely payment of the premiums on such Mortgage Guaranty Insurance Policy pursuant to Section 3.09(c).  In the event that a Servicer shall remit any amount not required to be remitted, it may at any time withdraw or direct the institution maintaining the related Collection Account to withdraw such amount from such Collection Account, any provision herein to the contrary notwithstanding.  Such withdrawal or direction may be accomplished by delivering written notice thereof to the Trustee or such other institution maintaining such Collection Account which describes the amounts deposited in error in such Collection Account.  Each Servicer shall maintain adequate records with respect to all withdrawals made by it pursuant to this Section.  All funds deposited in a Collection Account shall be held in trust for the Certificateholders until withdrawn in accordance with Section 3.08(a).

(d)

On or prior to the Closing Date, the Trust Administrator shall establish and maintain, on behalf of the Certificateholders, the Certificate Account.  The Trust Administrator shall, promptly upon receipt, deposit in the Certificate Account and retain therein the following:

(i)

(a) the aggregate amount remitted by each Servicer of Non-Designated Mortgage Loans to the Trust Administrator pursuant to Section 3.08(a)(viii) and (b) the aggregate amount remitted by each Designated Servicer to the Master Servicer or Trust Administrator pursuant to the related Designated Servicing Agreement;

(ii)

any amount deposited by the Trust Administrator pursuant to Section 3.05(e) in connection with any losses on Eligible Investments;

(iii)

all Compensating Interest Payments remitted by the Master Servicer to the Trust Administrator pursuant to Section 3.20(b) and Section 3.03;

(iv)

all Advances remitted by the Master Servicer to the Trust Administrator pursuant to Section 5.01; and

(v)

any other amounts deposited hereunder which are required to be deposited in the Certificate Account.

In the event that the Master Servicer or a Servicer shall remit to the Trust Administrator any amount not required to be remitted, the Master Servicer or such Servicer, as applicable, may at any time direct the Trust Administrator to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding.  Such direction may be accomplished by delivering an Officer’s Certificate to the Trust Administrator that describes the amounts deposited in error in the Certificate Account.  All funds deposited in the Certificate Account shall be held by the Trust Administrator in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.08(b).  In no event shall the Trust Administrator incur liability for withdrawals from the Certificate Account at the direction of the Master Servicer or any Servicer.

(e)

Each institution at which a Collection Account or the Certificate Account is maintained shall either hold such funds on deposit uninvested or shall invest the funds therein as directed in writing by the related Servicer, the Trust Administrator or the Depositor, respectively, in Eligible Investments, which shall mature not later than (i) in the case of a Collection Account, the Cash Remittance Date and (ii) in the case of the Certificate Account, the Business Day immediately preceding the Distribution Date, or on the Distribution Date, with respect to Eligible Investments invested with an affiliate of the Trust Administrator, and, in each case, shall not be sold or disposed of prior to its maturity.  All income and gain net of any losses realized from any such balances or investment of funds on deposit in a Collection Account shall be for the benefit of the related Servicer as servicing compensation and shall be remitted to it monthly as provided herein.  The amount of any realized losses in a Collection Account incurred in any such account in respect of any such investments shall promptly be deposited by the related Servicer in the related Collection Account.  Neither the Trustee nor the Trust Administrator shall be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in a Collection Account and made in accordance with this Section 3.05. All income and gain net of any losses realized from any such investment of funds on deposit in the Certificate Account shall be for the benefit of the Trust Administrator as compensation and shall be remitted to it monthly as provided herein.  The amount of any realized losses in the Certificate Account incurred in any such account in respect of any such investments shall promptly be deposited by the Trust Administrator in the Certificate Account.

(f)

Each Servicer shall give notice to the Trust Administrator of any proposed change of the location of the related Collection Account prior to any change thereof, and upon the Trust Administrator’s receipt of such notice, the Trust Administrator shall send a copy of such notice to the Trustee, the Sellers, each Rating Agency, and the Depositor.  The Trust Administrator shall give notice to the Master Servicer and each Servicer, the Sellers, each Rating Agency, the Trustee and the Depositor of any proposed change of the location of the Certificate Account prior to any change thereof.

SECTION 3.06

Establishment of and Deposits to Escrow Accounts; Permitted Withdrawals from Escrow Accounts; Payments of Taxes, Insurance and Other Charges.

(a)

To the extent required by the related Mortgage Note and not violative of applicable law, the applicable Servicer shall segregate and hold all funds collected and received pursuant to a Non-Designated Mortgage Loan constituting Escrow Payments separate and apart from any of its own funds and general assets and shall establish and maintain one or more Escrow Accounts, in the form of time deposit or demand accounts, titled, in the case of Servicers “Credit Suisse First Boston Mortgage Securities Corp., CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-8” or, if established and maintained by a Subservicer on behalf of the a Servicer, “[Subservicer’s name], in trust for [Servicer’s name]” or “[Subservicer’s name], as agent, trustee and/or bailee of taxes and insurance custodial account for [Servicer’s name], its successors and assigns, for various owners of interest in [Servicer’s name] mortgage-backed pools. In the event that a Subservicer employs a subservicer, the Escrow Accounts shall be titled “[name of Subservicer’s subservicer] in trust for [Subservicer’s name]. The Escrow Accounts shall be Eligible Accounts. Funds deposited in the Escrow Account may be drawn on by the related Servicer in accordance with Section 3.06(d).

(b)

Each Servicer shall deposit or cause to be deposited in its Escrow Account or Accounts on a daily basis within two Business Days of receipt and retain therein:

(i)

all Escrow Payments collected on account of the related Non-Designated Mortgage Loans, for the purpose of effecting timely payment of any such items as required under the terms of this Agreement; and

(ii)

all amounts representing Insurance Proceeds which are to be applied to the restoration or repair of any Mortgaged Property related to a Non-Designated Mortgage Loan.

(c)

Each Servicer shall make withdrawals from the Escrow Account only to effect such payments as are required under this Agreement, as set forth in Section 3.06(d). Each Servicer shall be entitled to retain any interest paid on funds deposited in the related Escrow Account by the depository institution, other than interest on escrowed funds required by law to be paid to the Mortgagor. To the extent required by law, the applicable Servicer shall pay interest on escrowed funds to the Mortgagor notwithstanding that the Escrow Account may be non-interest bearing or that interest paid thereon is insufficient for such purposes.

(d)

Withdrawals from the Escrow Account or Accounts may be made or caused to be made by related Servicer only:

(i)

to effect timely payments of ground rents, taxes, assessments, water rates, mortgage insurance premiums, condominium charges, fire and hazard insurance premiums or other items constituting Escrow Payments for the related Mortgage;

(ii)

to reimburse such Servicer for any Servicing Advances made by such Servicer with respect to a related Non-Designated Mortgage Loan, but only from amounts received on the related Non-Designated Mortgage Loan which represent late collections of Escrow Payments thereunder;

(iii)

to refund to any Mortgagor any funds found to be in excess of the amounts required under the terms of the related Non-Designated Mortgage Loan;

(iv)

for transfer to the related Collection Account to reduce the principal balance of the related Non-Designated Mortgage Loan in accordance with the terms of the related Mortgage and Mortgage Note;

(v)

for application to restore or repair of the Mortgaged Property related to a Non-Designated Mortgage Loan in accordance with  the procedures outlined in Section 3.09(e);

(vi)

to pay to the related Servicer, or any Mortgagor related to a Non-Designated Mortgage Loan to the extent required by law, any interest paid on the funds deposited in such Escrow Account; and

(vii)

to clear and terminate such Escrow Account on the termination of this Agreement.

(e)

With respect to each Non-Designated Mortgage Loan, the applicable Servicer shall maintain accurate records reflecting the status of ground rents and taxes and any other item which may become a lien senior to the lien of the related Mortgage and the status of Mortgage Guaranty Insurance Policy premiums, and fire and hazard insurance coverage and shall obtain, from time to time, all bills for the payment of such charges (including renewal premiums) and shall effect or cause to be effected payment thereof prior to the applicable penalty or termination date.

SECTION 3.07

Access to Certain Documentation and Information Regarding the Non-Designated Mortgage Loans; Inspections.

(a)

The Master Servicer and each Servicer shall afford the Depositor, the Trustee and the Trust Administrator reasonable access to all records and documentation regarding the Non-Designated Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable written request and during normal business hours at the office designated by the Master Servicer or such Servicer.  In addition, each Servicer, other than WMMSC, shall afford the Master Servicer reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable written request and during normal business hours at the office designated by such Servicer.  In addition, each Servicer, other than WMMSC, shall provide to the Special Servicer reasonable access to all records and documentation regarding the Mortgage Loans serviced by it that become Special Serviced Mortgage Loans.

(b)

Each Servicer, separately with respect to the Mortgage Loans each services, shall inspect the related Mortgaged Properties as often as deemed necessary by such Servicer in such party’s sole discretion, to assure itself that the value of such Mortgaged Property is being preserved.  In addition, if any Mortgage Loan is more than 60 days delinquent, the related Servicer shall conduct subsequent inspections in accordance with Accepted Servicing Practices or as may be required by the primary mortgage guaranty insurer.  Each Servicer shall keep a written or electronic report of each such inspection.

SECTION 3.08

Permitted Withdrawals from the Collection Accounts and Certificate Account.

(a)

Each Servicer may from time to time make withdrawals from the related Collection Account for the following purposes:

(i)

to pay to such Servicer (to the extent not previously retained by such Servicer) the servicing compensation to which it is entitled pursuant to Section 3.14 (including, with respect to Wells Fargo, as a Servicer, any REO Disposition Fees to which it is entitled), and to pay to such Servicer, as additional servicing compensation, earnings on or investment income with respect to funds in or credited to such Collection Account;

(ii)

to reimburse such Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this subclause (ii) being limited to amounts received on the Non-Designated Mortgage Loan(s) in respect of which any such Advance was made (including without limitation, late recoveries of payments, Liquidation Proceeds and Insurance Proceeds to the extent received by such Servicer);

(iii)

to reimburse such Servicer for any Nonrecoverable Advance previously made or any amount expended pursuant to Section 3.11(a);

(iv)

to reimburse such Servicer for (A) unreimbursed Servicing Advances, such Servicer’s right to reimbursement pursuant to this clause (A) with respect to any Non-Designated Mortgage Loan being limited to amounts received on such Non-Designated Mortgage Loan which represent late payments of principal and/or interest (including, without limitation, Liquidation Proceeds and Insurance Proceeds with respect to such Mortgage Loan) respecting which any such advance was made and (B) for unpaid Servicing Fees as provided in Section 3.11 hereof;

(v)

to pay to the purchaser, with respect to each Non-Designated Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 2.02, 2.03 or 3.11, all amounts received thereon after the date of such purchase;

(vi)

to make any payments required to be made pursuant to Section 2.07(g);

(vii)

to withdraw any amount deposited in such Collection Account and not required to be deposited therein;

(viii)

on the Cash Remittance Date, to withdraw an amount equal to the portion of the Available Distribution Amount applicable to the Non-Designated Mortgage Loans serviced by such Servicer, who will remit the aggregate of such amounts to the Trust Administrator for deposit in the Certificate Account;

(ix)

with respect to each Non-Designated Mortgage Loan covered by a Lender Paid Mortgage Guaranty Insurance Policy, to effect timely payment of the premiums on such Mortgage Guaranty Insurance Policy pursuant to Section 3.09(c) to the extent not deducted by such Servicer prior to deposit into the applicable Collection Account pursuant to Section 3.05(c); and

(x)

to clear and terminate such Collection Account upon termination of this Agreement pursuant to Section 11.01 hereof.

Each Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the related Collection Account pursuant to such subclauses (i), (ii), (iv) and (v).  Prior to making any withdrawal from a Collection Account pursuant to subclause (iii) of a Nonrecoverable Advance, the related Servicer shall deliver to the Trust Administrator a certificate of a Servicing Officer indicating the amount of any previous Advance or Servicing Advance determined by such Servicer to be a Nonrecoverable Advance and identifying the related Non-Designated Mortgage Loans(s), and their respective portions of such Nonrecoverable Advance.  In connection with the payment of a Purchase Price, if a Servicer is not required to remit unreimbursed Servicing Advances as specified in the definition of Purchase Price, such Servicer shall be deemed to have been reimbursed for such amount.

(b)

The Trust Administrator shall withdraw funds from the Certificate Account for distributions to Certificateholders in the manner specified in this Agreement (and to withhold from the amounts so withdrawn, the amount of any taxes that it is authorized to withhold pursuant to Section 2.07).  In addition, the Trust Administrator may from time to time make withdrawals from the Certificate Account for the following purposes:

(i)

to pay to itself the Trust Administrator Fees, if any, to which it is entitled pursuant to Section 10.05 and any investment income earned for the related Distribution Date, and to pay to itself or the Master Servicer any other amounts in respect of reimbursement of costs, expenses, indemnification or other amounts to which it or the Master Servicer is entitled to reimbursement or payment under the terms of this Agreement;

(ii)

to withdraw and return to the Master Servicer or the applicable Servicer, in the case of the applicable Servicer for deposit to the applicable Collection Account, any amount deposited in the Certificate Account and not required to be deposited therein; and

(iii)

to clear and terminate the Certificate Account upon termination of the Agreement pursuant to Section 11.01 hereof.

SECTION 3.09

Maintenance of Hazard Insurance; Mortgage Impairment Insurance and Mortgage Guaranty Insurance Policy; Claims; Restoration of Mortgaged Property.

(a)

Each Servicer shall cause to be maintained for each related Non-Designated Mortgage Loan hazard insurance such that all buildings upon the related Mortgaged Property are insured by a generally acceptable insurer rated either:  “V” or better in the current Best’s Key Rating Guide (“Best’s”) or acceptable to FNMA or FHLMC against loss by fire, hazards of extended coverage and such other hazards as are customary in the area where the related Mortgaged Property is located, in an amount which is at least equal to the lesser of (i) the replacement value of the improvements securing such Non-Designated Mortgage Loan and (ii) the greater of (A) the outstanding principal balance of the Non-Designated Mortgage Loan and (B) an amount such that the proceeds of such policy shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co-insurer.

If upon origination of the Non-Designated Mortgage Loan, the related Mortgaged Property was located in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards (and such flood insurance has been made available), the related Servicer shall cause a flood insurance policy to be maintained with respect to such Non-Designated Mortgage Loan.  Such policy shall meet the requirements of the current guidelines of the Federal Insurance Administration and be in an amount representing coverage equal to the lesser of (i) the minimum amount required, under the terms of coverage, to compensate for any damage or loss on a replacement cost basis (or the unpaid principal balance of the mortgage if replacement cost coverage is not available for the type of building insured) and (ii) the maximum amount of insurance which is available under the Flood Disaster Protection Act of 1973, as amended.

If a Mortgage related to a Non-Designated Mortgage Loan is secured by a unit in a condominium project, the related Servicer shall verify that the coverage required of the owner’s association, including hazard, flood, liability, and fidelity coverage, is being maintained in accordance with the requirements of the Servicer for mortgage loans that it services on its own account.

Each Servicer shall cause to be maintained on each Mortgaged Property related to a Non-Designated Mortgage Loan such other additional special hazard insurance as may be required pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance, or pursuant to the requirements of any Mortgage Guaranty Insurance Policy insurer, or as may be required to conform with Accepted Servicing Practices to the extent permitted by the Mortgage Note, the Mortgage or applicable law provided that the Servicer shall not be required to bear the cost of such insurance.

All policies required hereunder shall name the related Servicer as loss payee and shall be endorsed with standard or union mortgagee clauses, without contribution, which shall provide for prior written notice of any cancellation, reduction in amount or material change in coverage.

Each Servicer shall not interfere with the Mortgagor’s freedom of choice at the origination of such Non-Designated Mortgage Loan in selecting either his insurance carrier or agent, provided, however, that such Servicer shall not accept any such insurance policies from insurance companies unless such companies are rated: V or better in Best’s or acceptable to FNMA or FHLMC and are licensed to do business in the jurisdiction in which the Mortgaged Property is located. The related Servicer shall determine that such policies provide sufficient risk coverage and amounts, that they insure the property owner, and that they properly describe the property address.

Pursuant to Section 3.05, any amounts collected by a Servicer under any such policies (other than amounts to be deposited in the related Escrow Account and applied to the restoration or repair of the related Mortgaged Property, or property acquired in liquidation of the Non-Designated Mortgage Loan, or to be released to the Mortgagor, in accordance with such Servicer’s normal servicing procedures) shall be deposited in the related Collection Account (subject to withdrawal pursuant to Section 3.08(a)).

Any cost incurred by a Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders or remittances to the Trust Administrator for their benefit, be added to the principal balance of the Non-Designated Mortgage Loan, notwithstanding that the terms of the Non-Designated Mortgage Loan so permit.  Such costs shall constitute a Servicing Advance and will be reimbursable to the Servicer to the extent permitted by Section 3.08 hereof.  It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor related to a Non-Designated Mortgage Loan or maintained on property acquired in respect of a Mortgage related to a Non-Designated Mortgage Loan other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance.

(b)

In the event that a Servicer shall obtain and maintain a blanket policy insuring against losses arising from fire and hazards covered under extended coverage on all of the related Non-Designated Mortgage Loans, then, to the extent such policy provides coverage in an amount equal to the amount required pursuant to Section 3.09(a) and otherwise complies with all other requirements of Section 3.09(a), it shall conclusively be deemed to have satisfied its obligations as set forth in Section 3.09(a).  Any amounts collected by a Servicer under any such policy relating to a Non-Designated Mortgage Loan shall be deposited in the related Collection Account subject to withdrawal pursuant to Section 3.08(a).  Such policy may contain a deductible clause, in which case, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with Section 3.09(a), and there shall have been a loss which would have been covered by such policy, the related Servicer shall deposit in the related Collection Account at the time of such loss the amount not otherwise payable under the blanket policy because of such deductible clause, such amount to be deposited from such Servicer’s funds, without reimbursement therefor.  Upon request of the Trust Administrator, a Servicer shall cause to be delivered to the Trust Administrator a certified true copy of such policy and a statement from the insurer thereunder that such policy shall in no event be terminated or materially modified without 30 days’ prior written notice to the Trust Administrator.  In connection with its activities as Servicer of the related Non-Designated Mortgage Loans, such Servicer agrees to present, on behalf of itself, the Depositor, and the Trust Administrator for the benefit of the Certificateholders, claims under any such blanket policy.

(c)

With respect to each Non-Designated Mortgage Loan with a Loan-to-Value Ratio in excess of 80% which the related Seller represented to be covered by a Mortgage Guaranty Insurance Policy as of the Cut-off Date, the related Servicer shall, without any cost to the Depositor or Trust Administrator, maintain or cause the Mortgagor to maintain in full force and effect a Mortgage Guaranty Insurance Policy insuring that portion of the Non-Designated Mortgage Loan in excess of 75% of value, and shall pay or shall cause the Mortgagor to pay, the premium thereon on a timely basis, until the loan-to-value ratio of such Non-Designated Mortgage Loan is reduced to 80%, based on either (i) a current appraisal of the Mortgaged Property or (ii) the appraisal of the Mortgaged Property obtained at the time the Non-Designated Mortgage Loan was originated. In the event that such Mortgage Guaranty Insurance Policy shall be terminated prior to the loan-to-value ratio of such Non-Designated Mortgage Loan being reduced to 80%, the related Servicer shall obtain from another Qualified Insurer a comparable replacement policy, with a total coverage equal to the remaining coverage of such terminated Mortgage Guaranty Insurance Policy. If the insurer shall cease to be a Qualified Insurer, the related Servicer shall determine whether recoveries under the Mortgage Guaranty Insurance Policy are jeopardized for reasons related to the financial condition of such insurer, it being understood that such Servicer shall in no event have any responsibility or liability for any failure to recover under the Mortgage Guaranty Insurance Policy for such reason.  If the related Servicer determines that recoveries are so jeopardized, it shall notify the Mortgagor, if required, and obtain from another Qualified Insurer a replacement insurance policy. The related Servicer shall not take any action which would result in noncoverage under any applicable Mortgage Guaranty Insurance Policy of any loss which, but for the actions of such Servicer would have been covered thereunder. In connection with any assumption or substitution agreement entered into or to be entered into pursuant to Section 3.10, each Servicer shall promptly notify the insurer under the related Mortgage Guaranty Insurance Policy, if any, of such assumption or substitution of liability in accordance with the terms of such Mortgage Guaranty Insurance Policy and shall take all actions which may be required by such insurer as a condition to the continuation of coverage under such Mortgage Guaranty Insurance Policy provided that such required actions are in compliance with all applicable law. If such Mortgage Guaranty Insurance Policy is terminated as a result of such assumption or substitution of liability, the related Servicer shall obtain a replacement Mortgage Guaranty Insurance Policy as provided above; provided that under applicable law and the terms of the related Mortgage Note and Mortgage the cost of such policy may be charged to the successor Mortgagor.

With respect to each Non-Designated Mortgage Loan covered by a Lender Paid Mortgage Guaranty Insurance Policy, the applicable Servicer shall effect timely payment of the premiums on such Mortgage Guaranty Insurance Policy from amounts on deposit in the Collection Account, or deducted by such Servicer prior to deposit into the applicable Collection Account pursuant to Section 3.05(c), with respect to such Non-Designated Mortgage Loan.  If amounts on deposit in the Collection Account, or deducted by such Servicer prior to deposit into the applicable Collection Account pursuant to Section 3.05(c), with respect to such Non-Designated Mortgage Loan are not sufficient to pay the premiums on such Mortgage Guaranty Insurance Policy, the applicable Servicer shall effect timely payment of such premiums, and such costs shall be recoverable by such Servicer, as applicable, from the related Liquidation Proceeds or otherwise as a Servicing Advance pursuant to Section 3.08(a).  With respect to each Non-Designated Mortgage Loan covered by a Mortgage Guaranty Insurance Policy that is not a Lender Paid Mortgage Guaranty Insurance Policy, the applicable Servicer shall effect timely payment of the premiums on such Mortgage Guaranty Insurance Policy, and such costs not otherwise recoverable from the Mortgagor shall be recoverable by such Servicer, as applicable, from the related Liquidation Proceeds or otherwise as a Servicing Advance pursuant to Section 3.08(a).

(d)

In connection with its activities as servicer, each Servicer shall prepare and present, on behalf of itself, the Depositor, the Trustee, the Trust Administrator and the Certificateholders, claims to the insurer under any Mortgage Guaranty Insurance Policy related to a Non-Designated Mortgage Loan in a timely fashion in accordance with the terms of such Mortgage Guaranty Insurance Policy and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Mortgage Guaranty Insurance Policy respecting defaulted Non-Designated Mortgage Loans. Pursuant to Section 3.05, any amounts collected by a Servicer under any Mortgage Guaranty Insurance Policy shall be deposited in the related Collection Account, subject to withdrawal pursuant to Section 3.08.

(e)

With respect to any Non-Designated Mortgage Loan, each Servicer need not obtain the approval of the Trustee or the Trust Administrator prior to releasing any Insurance Proceeds to the related Mortgagor to be applied to the restoration or repair of the related Mortgaged Property if such release is in accordance with Accepted Servicing Practices. At a minimum, each Servicer shall comply with the following conditions in connection with any such release of Insurance Proceeds:

(i)

such Servicer shall receive satisfactory independent verification of completion of repairs and issuance of any required approvals with respect thereto;

(ii)

such Servicer shall take all steps necessary to preserve the priority of the lien of the Mortgage, including, but not limited to requiring waivers with respect to mechanics’ and materialmen’s liens; and

(iii)

pending repairs or restoration, such Servicer shall place the Insurance Proceeds in the related Escrow Account.

(f)

With respect to any Non-Designated Mortgage Loan, if the Trust Administrator is named as an additional loss payee, the related Servicer is hereby empowered to endorse any loss draft issued in respect of such a claim in the name of the Trustee or the Trust Administrator.

SECTION 3.10

Enforcement of Due-on-Sale Clauses; Assumption Agreements.

(a)

With respect to any Non-Designated Mortgage Loan, each Servicer shall use its best efforts to enforce any “due-on-sale” provision contained in any related Mortgage or Mortgage Note and to deny assumption by the person to whom the Mortgaged Property has been or is about to be sold whether by absolute conveyance or by contract of sale, and whether or not the Mortgagor remains liable on the Mortgage and the Mortgage Note. When the Mortgaged Property has been conveyed by the Mortgagor, the related Servicer shall, to the extent it has knowledge of such conveyance, exercise its rights to accelerate the maturity of such Non-Designated Mortgage Loan under the “due-on-sale” clause applicable thereto, provided, however, that such Servicer shall not exercise such rights if prohibited by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Mortgage Guaranty Insurance Policy, if any.

(b)

With respect to any Non-Designated Mortgage Loan, if a Servicer reasonably believes it is unable under applicable law to enforce such “due-on-sale” clause, such Servicer shall enter into (i) an assumption and modification agreement with the person to whom such property has been conveyed, pursuant to which such person becomes liable under the Mortgage Note and the original Mortgagor remains liable thereon or (ii) in the event such Servicer is unable under applicable law to require that the original Mortgagor remain liable under the Mortgage Note, a substitution of liability agreement with the purchaser of the Mortgaged Property pursuant to which the original Mortgagor is released from liability and the purchaser of the Mortgaged Property is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, a Servicer shall not be deemed to be in default under this Section by reason of any transfer or assumption which such Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever. In connection with any such assumption, no material term of the Mortgage Note, including without limitation, the Mortgage Rate borne by the related Mortgage Note, the term of the Non-Designated Mortgage Loan or the outstanding principal amount of the Non-Designated Mortgage Loan shall be changed.

(c)

To the extent that any Non-Designated Mortgage Loan is assumable, the related Servicer shall inquire diligently into the creditworthiness of the proposed transferee, and shall use the underwriting criteria for approving the credit of the proposed transferee which are used by FNMA with respect to underwriting mortgage loans of the same type as the Non-Designated Mortgage Loans. If the credit of the proposed transferee does not meet such underwriting criteria, the related Servicer diligently shall, to the extent permitted by the Mortgage or the Mortgage Note and by applicable law, accelerate the maturity of the Non-Designated Mortgage Loan.

(d)

With respect to any Non-Designated Mortgage Loan, subject to each Servicer’s duty to enforce any due-on-sale clause to the extent set forth in this Section 3.10, in any case in which the related Mortgaged Property has been conveyed to a Person by the related Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Non-Designated Mortgage Loan, such Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In connection with any such assumption, no material term of the Mortgage Note may be changed. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the related Servicer shall deliver an Officer’s Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met in connection therewith.  The related Servicer shall notify the Trustee and the Trust Administrator that any such substitution or assumption agreement has been completed by forwarding to the Trustee and the Trust Administrator a copy of such substitution or assumption agreement, and shall forward the original to the Custodian which shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof.  Any fee collected by a Servicer for entering into an assumption or substitution of liability agreement will be retained by such Servicer as additional servicing compensation.

SECTION 3.11

Realization Upon Defaulted Mortgage Loans; Repurchase of Certain Mortgage Loans.

(a)

Each Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of properties securing such of the related Non-Designated Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments.  In connection with such foreclosure or other conversion, each Servicer shall take such action as (i) such Servicer would take under similar circumstances with respect to a similar mortgage loan held for its own account for investment, (ii) shall be consistent with Accepted Servicing Practices, (iii) such Servicer shall determine consistently with Accepted Servicing Practices to be in the best interest of the Trust Fund and Certificateholders, and (iv) is consistent with the requirements of the insurer under any Required Insurance Policy; provided, however, that such Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the related Non-Designated Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through Liquidation Proceeds.  Any funds expended by any Servicer pursuant to this Section 3.11(a) shall be reimbursable in full pursuant to Section 3.08(a)(iii).  The related Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement thereof from the Liquidation Proceeds with respect to the related Mortgaged Property or otherwise as a Servicing Advance in accordance with Section 3.08(a).

With respect to any Non-Designated Mortgage Loan, notwithstanding anything to the contrary contained in this Agreement, in connection with a foreclosure or acceptance of a deed in lieu of foreclosure, in the event the related Servicer has reasonable cause to believe that the related Mortgaged Property is contaminated by hazardous or toxic substances or wastes, or if the Trust Administrator otherwise requests, an environmental inspection or review of such Mortgaged Property conducted by a qualified inspector shall be arranged for by such Servicer. Upon completion of the inspection, the related Servicer shall promptly provide the Trust Administrator with a written report of environmental inspection.

In the event the environmental inspection report indicates that the Mortgaged Property is contaminated by hazardous or toxic substances or wastes, the related Servicer shall not proceed with foreclosure or acceptance of a deed in lieu of foreclosure if the estimated costs of the environmental clean up, as estimated in the environmental inspection report, together with the Servicing Advances and Advances made such Servicer and the estimated costs of foreclosure or acceptance of a deed in lieu of foreclosure exceeds the estimated value of the Mortgaged Property.  If however, the aggregate of such clean up and foreclosure costs, Advances and Servicing Advances are less than or equal to the estimated value of the Mortgaged Property, then the related Servicer may, in its reasonable judgment and in accordance with Accepted Servicing Practices, choose to proceed with foreclosure or acceptance of a deed in lieu of foreclosure and such Servicer shall be reimbursed for all reasonable costs associated with such foreclosure or acceptance of a deed in lieu of foreclosure and any related environmental clean up costs, as applicable, from the related Liquidation Proceeds, or if the Liquidation Proceeds are insufficient to fully reimburse such Servicer, such Servicer shall be entitled to be reimbursed from amounts in the related Collection Account pursuant to Section 3.08(a) hereof.  In the event the related Servicer does not proceed with foreclosure or acceptance of a deed in lieu of foreclosure pursuant to the first sentence of this paragraph, such Servicer shall be reimbursed for all Advances and Servicing Advances made with respect to the related Mortgaged Property from the related Collection Account pursuant to Section 3.08(a) hereof, and such Servicer shall have no further obligation to service such Non-Designated Mortgage Loan under the provisions of this Agreement.

(b)

With respect to any REO Property related to a Non-Designated Mortgage Loan, the deed or certificate of sale shall, subject to applicable laws, be taken in the name of the Trustee for the benefit of the Certificateholders, or its nominee, on behalf of the Certificateholders.  The Trustee’s name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity.  The related Servicer shall ensure that the title to such REO Property references this Agreement and the Trustee’s capacity hereunder.  Pursuant to its efforts to sell such REO Property, the related Servicer shall in accordance with Accepted Servicing Practices manage, conserve, protect and operate each REO Property for the purpose of its prompt disposition and sale. The related Servicer, either itself or through an agent selected by such Servicer, shall manage, conserve, protect and operate the REO Property in the same manner that it manages, conserves, protects and operates other foreclosed property for its own account, and in the same manner that similar property in the same locality as the REO Property is managed. Upon request, the related Servicer shall furnish to the Trust Administrator on or before each Distribution Date a statement with respect to any REO Property covering the operation of such REO Property for the previous calendar month and such Servicer’s efforts in connection with the sale of such REO Property and any rental of such REO Property incidental to the sale thereof for the previous calendar month. That statement shall be accompanied by such other information as the Trust Administrator shall reasonably request and which is necessary to enable the Trust Administrator to comply with the reporting requirements of the REMIC Provisions.  The net monthly rental income, if any, from such REO Property shall be deposited in the related Collection Account no later than the close of business on each Determination Date.  The related Servicer shall perform the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and any tax reporting required by Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required, and delivering the same to the Trust Administrator for filing and, upon the request of the Trust Administrator, by delivering a copy of the same to the Trust Administrator.

To the extent consistent with Accepted Servicing Practices, the related Servicer shall also maintain on each REO Property related to a Non-Designated Mortgage Loan fire and hazard insurance with extended coverage in an amount which is equal to the outstanding principal balance of the related Non-Designated Mortgage Loan (as reduced by any amount applied as a reduction of principal at the time of acquisition of the REO Property), liability insurance and, to the extent required and available under the Flood Disaster Protection Act of 1973, as amended, flood insurance in the amount required above.

(c)

In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the related Servicer shall dispose of such Mortgaged Property prior to three years after the end of the calendar year of its acquisition by the Trust Fund unless (i) the Trustee and the Trust Administrator shall have been supplied with an Opinion of Counsel to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to such three-year period will not result in the imposition of taxes on “prohibited transactions” of any REMIC hereunder as defined in section 860F of the Code or cause any REMIC hereunder to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel) or (ii) the applicable Servicer shall have applied for, prior to the expiration of such three-year period, an extension of such three-year period in the manner contemplated by Section 856(e)(3) of the Code, in which case the three-year period shall be extended by the applicable extension period.  Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as “foreclosure property” within the meaning of section 860G(a)(8) of the Code or (ii) subject any REMIC hereunder to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the related Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

In the event of a default on a Mortgage Loan one or more of whose obligors is not a United States Person, as that term is defined in Section 7701(a)(30) of the Code, in connection with any foreclosure or acquisition of a deed in lieu of foreclosure (together, “foreclosure”) in respect of such Mortgage Loan, the related Servicer will cause compliance with the provisions of Treasury Regulation Section 1.1445-2(d)(3) (or any successor thereto) necessary to assure that no withholding tax obligation arises with respect to the proceeds of such foreclosure except to the extent, if any, that proceeds of such foreclosure are required to be remitted to the obligors on such Mortgage Loan.

(d)

The decision of a Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by such Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding.  The income earned from the management of any REO Properties, net of reimbursement to such Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of applicable accrued and unpaid Servicing Fees, and unreimbursed Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Non-Designated Mortgage Loans (with interest accruing as though such Mortgage Loans were still current) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the related Collection Account.  To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Rate on the related Non-Designated Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

(e)

The proceeds from any liquidation of a Non-Designated Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the related Servicer for any related unreimbursed Servicing Advances and Servicing Fees (and, with respect to Wells Fargo, as a Servicer, any REO Disposition Fees); second, to reimburse such Servicer for any unreimbursed Advances; third, to reimburse the related Collection Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by such Servicer pursuant to Section 3.08(a)(iii) that related to such Non-Designated Mortgage Loan; fourth, to accrued and unpaid interest (to the extent no Advance has been made for such amount or any such Advance has been reimbursed) on the Non-Designated Mortgage Loan or related REO Property, at the per annum rate equal to the related Mortgage Rate reduced by the related Servicing Fee Rate, and any primary mortgage guaranty insurance fee rate, if applicable, to the Due Date occurring in the month in which such amounts are required to be distributed; and fifth, as a recovery of principal of the Non-Designated Mortgage Loan.  Excess proceeds, if any, from the liquidation of a Liquidated Mortgage Loan that is a Non-Designated Mortgage Loan (“Excess Proceeds”) will be retained by the related Servicer as additional servicing compensation pursuant to Section 3.14.

(f)

Each Servicer of the Non-Designated Mortgage Loans may (but is not obligated to) enter into a special servicing agreement with an unaffiliated holder of a 100% Percentage Interest of the most junior Class of Subordinate Certificates, subject to each Rating Agency’s acknowledgment that the Ratings of the Certificates in effect immediately prior to the entering into such agreement would not be qualified, downgraded or withdrawn and the Certificates would not be placed on credit review status (except for possible upgrading) as a result of such agreement.  Any such agreement may contain provisions whereby such Holder may (i) instruct the related Servicer to commence or delay foreclosure proceedings with respect to delinquent Non-Designated Mortgage Loans and will contain provisions for the deposit of cash with such Servicer by the holder that would be available for distribution to Certificateholders if Liquidation Proceeds are less than they otherwise may have been had such Servicer acted in accordance with its normal procedures, (ii) purchase delinquent Non-Designated Mortgage Loans from the Trust Fund immediately prior to the commencement of foreclosure proceedings at a price equal to the Purchase Price, and/or (iii) assume all of the servicing rights and obligations with respect to delinquent Non-Designated Mortgage Loans so long as such Holder (A) meets the requirements for a Subservicer set forth in Section 3.02(a), (B) will service such Non-Designated Mortgage Loans in accordance with this Agreement and (C) the Servicer has the right to transfer such servicing rights without the payment of any compensation to a subservicer.

(g)

The Special Servicer, at its option, may (but is not obligated to) purchase from the Trust Fund, (a) any Mortgage Loan that is delinquent in payment 90 or more days or (b) any related Mortgage Loan with respect to which there has been initiated legal action or other proceedings for the foreclosure of the related Mortgaged Property either judicially or non-judicially, in each case, provided that the applicable servicer has the right to transfer the related servicing rights without the payment of any compensation to a subservicer.  Any such purchase shall be made by the Special Servicer with its own funds at a price equal to the Purchase Price for such Mortgage Loan.  The applicable Servicer shall be entitled to reimbursement from the Special Servicer for all expenses incurred by it in connection with the transfer of any Mortgage Loan to the Special Servicer pursuant to this Section 3.11(g).  The Special Servicer shall notify the Master Servicer and each Servicer in writing of any purchase of Mortgage Loans pursuant to this Section 3.11(g).

SECTION 3.12

Trustee and Trust Administrator to Cooperate; Release of Mortgage Files.

Upon the payment in full of any Non-Designated Mortgage Loan, or the receipt by a Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, such Servicer or the Trust Administrator will immediately notify the Custodian, by delivering, or causing to be delivered a “Request for Release” substantially in the form of Exhibit L.  Upon receipt of such request, the Custodian shall within three Business Days release the related Mortgage File to the related Servicer, and the Trustee shall within three Business Days of such Servicer’s direction execute and deliver to such Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage in each case provided by such Servicer, and the Custodian shall deliver the Mortgage Note with written evidence of cancellation thereon. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor.  From time to time and as shall be appropriate for the servicing or foreclosure of any Non-Designated Mortgage Loan, including for such purpose, collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Custodian within three Business Days of delivery to the Custodian of a Request for Release in the form of Exhibit L signed by a Servicing Officer, release the Mortgage File to the related Servicer.  Subject to the further limitations set forth below, the related Servicer shall cause the Mortgage File or documents so released to be returned to the Custodian when the need therefor by such Servicer no longer exists, unless the Non-Designated Mortgage Loan is liquidated and the proceeds thereof are deposited in the related Collection Account, in which case such Servicer shall deliver to the Custodian a Request for Release in the form of Exhibit L, signed by a Servicing Officer.  Each Servicer is also authorized to cause the removal from the registration on the MERS® System of such Mortgage and to execute and deliver, on behalf of the Trustee and the Certificateholders or any of them, any and all instruments of satisfaction or cancellation or of partial or full release, including an assignment of such loan to the Trustee.

If a Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property related to a Non-Designated Mortgage Loan as authorized by this Agreement, such Servicer shall deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee’s sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

SECTION 3.13

Documents, Records and Funds in Possession a Servicer to be Held for the Trust.

Notwithstanding any other provisions of this Agreement, each Servicer shall transmit to the Custodian as required by this Agreement all documents and instruments in respect of a Non-Designated Mortgage Loan coming into the possession of the related Servicer from time to time required to be delivered to the Custodian pursuant to the terms hereof and shall account fully to the Trust Administrator for any funds received by such Servicer or which otherwise are collected by such Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Non-Designated Mortgage Loan.  All Mortgage Files and funds collected or held by, or under the control of, a Servicer in respect of any Non-Designated Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in a Collection Account, shall be held by the related Servicer for and on behalf of the Trust, the Trustee or the Trust Administrator and shall be and remain the sole and exclusive property of the Trust, subject to the applicable provisions of this Agreement.  Each Servicer shall not create, incur or subject any Mortgage File or any funds that are deposited in the related Collection Account, Certificate Account or any related Escrow Account, or any funds that otherwise are or may become due or payable to the Trust, the Trustee or the Trust Administrator for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Non-Designated Mortgage Loan, except, however, that such Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to such Servicer under this Agreement.

SECTION 3.14

Servicing Compensation and Master Servicing Compensation.

(a)

As compensation for its services hereunder, each Servicer shall be entitled to withdraw from the applicable Collection Account or to retain from interest payments on the related Mortgage Loans, the amount of its Servicing Fee for each Mortgage Loan serviced by it, less any amounts in respect of its Servicing Fee payable by such Servicer pursuant to Section 3.05(c)(vi).  The Servicing Fee for each Servicer is limited to, and payable solely from, the interest portion of such Scheduled Payments collected by such Servicer or as otherwise provided in Section 3.08(a).

(b)

With respect to each Non-Designated Mortgage Loan, additional servicing compensation in the form of Ancillary Income, Payoff Interest (only with respect to (i) SPS and (ii) WMMSC if such Payoff Interest is required for Compensating Interest Payments) and Excess Proceeds shall be retained by the related Servicer.  Each Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including the payment of any expenses incurred in connection with any Subservicing Agreement entered into pursuant to Section 3.02 and the payment of any premiums for insurance required pursuant to Section 3.18) and shall not be entitled to reimbursement thereof except as specifically provided for in this Agreement.

(c)

The Master Servicer shall be compensated by the Trust Administrator as separately agreed.  The Master Servicer and any director, officer, employee or agent of the Master Servicer shall be indemnified by DLJMC (or if DLJMC shall fail to do so, by the Trust) and held harmless against any loss, liability or expense (including reasonable attorney’s fees and expenses) incurred in connection with any claim or legal action relating to (a) this Agreement, (b) the Certificates or (c) the performance of any of the Master Servicer’s duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Master Servicer’s duties hereunder or incurred by reason of any action of the Master Servicer taken at the direction of the Certificateholders; provided, however, that the sum of (x) such indemnity amounts payable by DLJMC or the Trust to the Master Servicer pursuant to this Section 3.14(c) and (y) the indemnity amounts payable by DLJMC or the Trust to the Trust Administrator pursuant to Section 10.05, shall not exceed $200,000 per year; provided, further, that any amounts not payable by DLJMC or the Trust to the Master Servicer due to the preceding proviso shall be payable by DLJMC (or if DLJMC fails to do so, by the Trust) in any succeeding year, subject to the aggregate $200,000 per annum limitation imposed by the preceding proviso.  Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Master Servicer hereunder.

SECTION 3.15

Access to Certain Documentation.

The Master Servicer and each Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinate Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation regarding the related Non-Designated Mortgage Loans required by applicable regulations of the OTS and the FDIC.  Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Master Servicer or such Servicer.  Nothing in this Section shall limit the obligation of the Master Servicer or any Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Master Servicer or such Servicer to provide access as provided in this Section as a result of such obligation shall not constitute a breach of this Section.  Nothing in this Section 3.15 shall require the Master Servicer or any Servicer to collect, create, collate or otherwise generate any information that it does not generate in its usual course of business.

SECTION 3.16

Annual Statement as to Compliance.

Not later than the earlier of (a) March 15 of each calendar year (other than the calendar year during which the Closing Date occurs) or (b) with respect to any calendar year during which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, 15 calendar days before the date on which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, in each case, if such day is not a Business Day, the immediately preceding Business Day), each Servicer (other than WMMSC) shall deliver to the Master Servicer an Officer’s Certificate stating, as to the signer thereof, that (i) a review of the activities of such Servicer during the preceding calendar year and of the performance of such Servicer under this Agreement has been made under such officer’s supervision, and (ii) to the best of such officer’s knowledge, based on such review, such Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by such Servicer to cure such default.  Upon each receipt of such Officer’s Certificate from any Servicer (other than WMMSC), the Master Servicer shall promptly deliver a copy of such Officer’s Certificate to the Depositor, the Rating Agencies, the Trustee and the Trust Administrator.

Not later than the earlier of (a) March 15 of each calendar year (other than the calendar year during which the Closing Date occurs) or (b) with respect to any calendar year during which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, 15 calendar days before the date on which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, in each case, if such day is not a Business Day, the immediately preceding Business Day), WMMSC shall deliver to the Trust Administrator an Officer’s Certificate stating, as to the signer thereof, that (i) a review of the activities of WMMSC during the preceding calendar year and of the performance of WMMSC under this Agreement has been made under such officer’s supervision, and (ii) to the best of such officer’s knowledge, based on such review, WMMSC has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by WMMSC to cure such default.  Upon each receipt of such Officer’s Certificate from WMMSC, the Trust Administrator shall promptly deliver a copy of such Officer’s Certificate to the Depositor, the Rating Agencies and the Trustee.

Not later than the earlier of (a) March 15 of each calendar year (other than the calendar year during which the Closing Date occurs) or (b) with respect to any calendar year during which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, 15 calendar days before the date on which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, in each case, if such day is not a Business Day, the immediately preceding Business Day), the Master Servicer shall deliver to the Depositor, the Rating Agencies, the Trustee and the Trust Administrator an Officer’s Certificate stating, as to the signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and of the performance of the Master Servicer under this Agreement has been made under such officer’s supervision, and (ii) to the best of such officer’s knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and the action being taken by the Master Servicer to cure such default.

SECTION 3.17

Annual Independent Public Accountants’ Servicing Statement; Financial Statements.

Not later than the earlier of (a) March 15 of each calendar year (other than the calendar year during which the Closing Date occurs) or (b) with respect to any calendar year during which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, 15 calendar days before each date on which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or if such day is not a Business Day, the immediately preceding Business Day), the Master Servicer at its expense shall cause a nationally or regionally recognized firm of independent public accountants (who may also render other services to the Master Servicer or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trust Administrator, in the form of Exhibit W.  Upon the Trust Administrator’s receipt of such statement, the Trust Administrator shall send a copy of such statement to the Depositor.

Not later than the earlier of (a) March 15 of each calendar year (other than the calendar year during which the Closing Date occurs) or (b) with respect to any calendar year during which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, 15 calendar days before each date on which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or if such day is not a Business Day, the immediately preceding Business Day), each Servicer (other than WMMSC) at its expense shall cause a nationally or regionally recognized firm of independent public accountants (who may also render other services to such Servicer, either Seller or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trust Administrator, to the effect that with respect to each Servicer other than WMMSC, such firm has examined certain documents and records relating to the servicing of mortgage loans which such Servicer is servicing which may include the related Mortgage Loans or similar mortgage loans, and that, on the basis of such examination, conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Guide for HUD Approved Title II Approved Mortgagees and Loan Correspondent Programs, nothing has come to their attention which would indicate that such servicing has not been conducted in compliance with Accepted Servicing Practices, except for (a) such exceptions as such firm shall believe to be immaterial, and (b) such other exceptions as shall be set forth in such statement.  In addition each Servicer shall disclose to such firm all significant deficiencies relating to such Servicer’s compliance with the minimum servicing standards set forth in this Agreement.  Upon the Trust Administrator’s receipt of such statement, the Trust Administrator shall send a copy of such statement to the Master Servicer and the Depositor.  In rendering such statement, such firm may rely, as to matters relating to direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Guide for HUD Approved Title II Approved Mortgagees and Loan Correspondent Programs (rendered within one year of such statement) of independent public accountants with respect to the related Subservicer.

Not later than the earlier of (a) March 15 of each calendar year (other than the calendar year during which the Closing Date occurs) or (b) with respect to any calendar year during which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission, 15 calendar days before each date on which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or if such day is not a Business Day, the immediately preceding Business Day), WMMSC, at its expense, shall furnish to the Trust Administrator a copy of a report delivered to WMMSC by a firm of independent public accountants (who may also render other services to WMMSC or any affiliate thereof) to the effect that, on the basis of an examination conducted by such firm in accordance with standards established by the American Institute of Certified Public Accountants, WMMSC has complied with certain minimum residential mortgage loan servicing standards in its role as master servicer with respect to the servicing of residential mortgage loans (including the WMMSC Serviced Mortgage Loans) during the most recently completed fiscal year.  In rendering its report such firm may rely, (a) as to matters relating to the Certificates, upon a statistical sampling of series of mortgage-backed certificates which may include the Certificates and (b) as to matters relating to the direct servicing of residential mortgage loans by subservicers, upon comparable reports of firms of independent certified public accountants rendered on the basis of examinations conducted in accordance with the same standards (rendered within one year of such report) with respect to those subservicers.  In addition, WMMSC shall disclose to such firm all significant deficiencies relating to WMMSC’s compliance with the minimum residential mortgage loan servicing standards referred to in the preceding sentence.

Copies of such statements shall be provided by the Trust Administrator to any Certificateholder upon request at the Master Servicer’s or the related Servicer’s expense, provided such statement is delivered by the Master Servicer or such Servicer to the Trust Administrator.

SECTION 3.18

Maintenance of Fidelity Bond and Errors and Omissions Insurance.

Each Servicer shall maintain with responsible companies, at its own expense, a blanket Fidelity Bond and an Errors and Omissions Insurance Policy, with broad coverage on all officers, employees or other persons acting in any capacity requiring such persons to handle funds, money, documents or papers relating to the related Mortgage Loans (“Servicer Employees”). Any such Fidelity Bond and Errors and Omissions Insurance Policy shall be in the form of the Mortgage Banker’s Blanket Bond and shall protect and insure the related Servicer against losses, including forgery, theft, embezzlement, fraud, errors and omissions and negligent acts of such Servicer Employees. Such Fidelity Bond and Errors and Omissions Insurance Policy also shall protect and insure each Servicer against losses in connection with the release or satisfaction of a related Mortgage Loan without having obtained payment in full of the indebtedness secured thereby.  No provision of this Section 3.18 requiring such Fidelity Bond and Errors and Omissions Insurance Policy shall diminish or relieve a Servicer from its duties and obligations as set forth in this Agreement. The minimum coverage under any such bond and insurance policy shall be at least equal to the corresponding amounts required by FNMA, unless the related Servicer has obtained a waiver of such requirement. Upon the request of the Trust Administrator, the related Servicer shall cause to be delivered to the Trust Administrator a certificate of insurance of the insurer and the surety including a statement from the surety and the insurer that such fidelity bond and insurance policy shall in no event be terminated or materially modified without 30 days’ prior written notice to the Trust Administrator.

The Master Servicer shall maintain insurance in such amounts generally acceptable for entities serving as master servicer.

SECTION 3.19

Special Serviced Mortgage Loans.

If directed by the Special Servicer and solely at the Special Servicer’s option, each Servicer, other than WMMSC (a “Transferring Servicer”), shall transfer the servicing of any Mortgage Loan (other than a WMMSC Serviced Mortgage Loan) 90 days or more delinquent to the Special Servicer.  The Special Servicer shall thereupon assume all of the rights and obligations of the Transferring Servicer, as Servicer, hereunder arising thereafter and the Transferring Servicer shall have no further rights or obligations, as Servicer, hereunder with respect to such Mortgage Loan (except that the Special Servicer shall not be (i) liable for losses of the Transferring Servicer pursuant to Section 3.09 hereof or for any acts or omissions of the Transferring Servicer hereunder prior to the servicing transfer date, (ii) obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder including, but not limited to, repurchases or substitutions of Mortgage Loans pursuant to Section 2.02 or 2.03 hereof or (iii) deemed to have made any representations and warranties of the Transferring Servicer hereunder).  Upon the transfer of the servicing of any such Mortgage Loan to the Special Servicer, the Special Servicer shall be entitled to the Servicing Fee and other compensation accruing after the servicing transfer date with respect to such Mortgage Loans pursuant to Section 3.14.

In connection with the transfer of the servicing of any Mortgage Loan to the Special Servicer, the Transferring Servicer, at the Special Servicer’s expense, shall deliver to the Special Servicer all documents and records relating to such Mortgage Loans and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the servicing to the Special Servicer.  On the servicing transfer date, the Special Servicer shall reimburse the Transferring Servicer for all unreimbursed Advances, Servicing Advances and Servicing Fees relating to the Mortgage Loans for which the servicing is being transferred.  The Special Servicer shall be entitled to be reimbursed pursuant to Section 3.08 or otherwise pursuant to this Agreement for all such Advances, Servicing Advances and Servicing Fees paid by the Transferring Servicer pursuant to this Section 3.19.  In addition, the Special Servicer shall notify the Master Servicer of such transfer and the effective date of such transfer, and amend the Mortgage Loan Schedule to reflect that such Mortgage Loans are Special Serviced Mortgage Loans.

SECTION 3.20

Designated Mortgage Loans.

(a)

For and on behalf of the Certificateholders, the Master Servicer shall oversee and enforce the obligation of each Designated Servicer to service and administer (or, with respect to U.S. Central, to cause to be serviced or administered) the related Designated Mortgage Loans in accordance with the terms of the related Designated Servicing Agreement and shall have full power and authority to do any and all things which it may deem necessary or desirable in connection with such master servicing and administration.  In performing its obligations hereunder, the Master Servicer shall act in a manner consistent with this Agreement and with customary and usual standards of practice of prudent mortgage loan master servicers.  Furthermore, the Master Servicer shall oversee and consult with each Designated Servicer as necessary from time-to-time to carry out the Master Servicer’s obligations hereunder, and shall receive, review and evaluate all reports, information and other data provided to the Master Servicer by each Designated Servicer.

The Master Servicer shall terminate the rights and obligations of any Designated Servicer under the related Designated Servicing Agreement, upon the failure of such Designated Servicer to perform any of its obligations under such Designated Servicing Agreement, which failure results in an event of default as provided in Section 8.01 of the ABN AMRO Servicing Agreement, with respect to ABN AMRO, Section 8.01 of the American First Servicing Agreement, with respect to American First, Section 14.01 of the Countrywide Servicing Agreement, with respect to Countrywide, Section 8.01 of the Fifth Third Servicing Agreement, with respect to Fifth Third, Section 9.01 of the GMACM Servicing Agreement, with respect to GMACM, Section 14.01 of the HSBC Servicing Agreement, with respect to HSBC, Section 9.01 of the U.S. Central Servicing Agreement, with respect to U.S. Central, Section 8.01 of the Wachovia Servicing Agreement, with respect to Wachovia or Section 6.1 of the WMB Servicing Agreement, with respect to WMB.  In the event a Designated Servicer is terminated pursuant to the preceding sentence, the Master Servicer shall notify the Depositor and the Trust Administrator and shall either (a) select and engage a successor servicer of the related Mortgage Loans or (b) act as successor servicer of the related Mortgage Loans.  With respect to a failure by U.S. Central to perform any of its obligations under the U.S. Central Servicing Agreement, which failure results in an event of default as provided in Section 9.01 of the U.S. Central Servicing Agreement, the Master Servicer shall also exercise the Assigned Rights (as defined in the U.S. Central Servicing Agreement) as provided in Section 9.03 of the U.S. Central Servicing Agreement.  In any case, the Designated Mortgage Loans related to such Designated Servicing Agreement shall be serviced by the successor to such Designated Servicer pursuant to the servicing provisions of this Agreement, and such Designated Mortgage Loans shall be deemed as “Non-Designated Mortgage Loans” under this Agreement; provided, however, it is understood and acknowledged by the parties hereto that there will be a period of transition (not to exceed 90 days) before the actual servicing functions can be fully transferred to such successor Designated Servicer.  Such enforcement, including, without limitation, the legal prosecution of claims, termination of Designated Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans.  The Master Servicer shall pay the costs of such enforcement at its own expense, provided that the Master Servicer shall not be required to prosecute or defend any legal action except to the extent that the Master Servicer shall have received reasonable indemnity for its costs and expenses in pursuing such action.

To the extent that the costs and expenses of the Master Servicer related to any termination of a Designated Servicer, appointment of a successor Designated Servicer or the transfer and assumption of servicing by the Master Servicer with respect to any Designated Servicing Agreement (including, without limitation, (i) all legal costs and expenses and all due diligence costs and expenses associated with an evaluation of the potential termination of a Designated Servicer as a result of an event of default by such Designated Servicer and (ii) all costs and expenses associated with the complete transfer of servicing, including all servicing files and all servicing data and the completion, correction or manipulation of such servicing data as may be required by the successor servicer to correct any errors or insufficiencies in the servicing data or otherwise to enable the successor servicer to service the Mortgage Loans in accordance with this Agreement) are not fully reimbursed by the terminated Designated Servicer, the Master Servicer shall be entitled to reimbursement of such costs and expenses from the Trust.

(b)

Each month, if a Designated Servicer fails to make a required Advance (or, with respect to U.S. Central, fails to cause the Servicer (as defined in the U.S. Central Servicing Agreement) to make a required Advance) by the date such Advance is required to be made under the related Designated Servicing Agreement, the Master Servicer shall on the Cash Remittance Date deposit in the amount of any required Advance in the Certificate Account.

(c)

Each month, the Master Servicer shall make Compensating Interest Payments with respect to the Designated Mortgage Loans to the extent provided in Section 3.03.

SECTION 3.21

Indemnification of Servicers and Master Servicer

Each Servicer, other than WMMSC, agrees to indemnify and hold the Master Servicer harmless from and against any and all losses, claims, expenses, costs, or liabilities (including attorneys fees and court costs) incurred by the Master Servicer as a result of or in connection with the failure by such Servicer to perform the obligations or responsibilities imposed upon or undertaken by such Servicer under this Agreement.

The Master Servicer agrees to indemnify and hold each Servicer, other than WMMSC, harmless from and against any and all losses, claims, expenses, costs, or liabilities (including attorneys fees and court costs) incurred by such Servicer as a result of or in connection with the failure by the Master Servicer to perform the obligations or responsibilities imposed upon or undertaken by the Master Servicer under this Agreement.

ARTICLE IV

PAYMENTS AND STATEMENTS TO CERTIFICATEHOLDERS

SECTION 4.01

Priorities of Distribution.

(A)

On each Distribution Date, the Trust Administrator shall determine the amounts to be distributed to each Class of Certificates as follows:

(a)

with respect to the Group I, Class D-X and Class A-P Certificates, before the related Credit Support Depletion Date and from the Available Distribution Amount relating to Loan Group I, subject to Section 4.01(B) below:

(i)

first, to the Class A-P Certificates, the Class P Principal Distribution Amount for Loan Group I;

(ii)

second, to the Group I and Class D-X Certificates, an amount allocable to interest equal to the related Interest Distribution Amount; any shortfall being allocated pro rata among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall; provided, that for the purposes of distributions to the Class D-X Certificates pursuant to this paragraph 4.01(A)(a)(ii), only the portion of the Class D-X Notional Amount derived from the Group I Mortgage Loans will be used to calculate these distributions; provided, further, that any Class I-A-2 Accrual Amount for any Distribution Date on or before the Class I-A-2 Accretion Termination Date will instead be distributed as principal in accordance with the Class I-A-2 Accretion Direction Rule; and

(iii)

 third, to the Group I Certificates, the Senior Principal Distribution Amount for Loan Group I, in the following order of priority:

(A)

first, to the Class AR and Class AR-L Certificates, pro rata based on Class Principal Balances, until their respective Class Principal Balances are reduced to zero;

(B) second, to the Class I-A-3 and Class I-A-4 Certificates, the Group I Priority Amount, pro rata based on Class Principal Balances, until their respective Class Principal Balances are reduced to zero;

(C)

third, to the Class I-A-1 Certificates, until its Class Principal Balance is reduced to zero;

(D) fourth, to the Class I-A-2 Certificates, until its Class Principal Balance is reduced to zero; and

(E)  fifth, to the Class I-A-3 and Class I-A-4 Certificates, pro rata based on Class Principal Balances, until their respective Class Principal Balances are reduced to zero;

(b)

with respect to the Group II, Class A-X and Class A-P Certificates, before the related Credit Support Depletion Date and from the Available Distribution Amount relating to Loan Group II, subject to Section 4.01(B) below:

(i)

first, to the Class A-P Certificates, the Class P Principal Distribution Amount for Loan Group II;

(ii)

second, to the Group II and Class A-X Certificates, an amount allocable to interest equal to the related Interest Distribution Amount; any shortfall being allocated pro rata among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall; provided, that for the purposes of distributions to the Class A-X Certificates pursuant to this paragraph 4.01(A)(b)(ii), only the portion of the Class A-X Notional Amount derived from the Group II Mortgage Loans will be used to calculate these distributions; and

(iii)

third, to the Class II-A-1 and Class II-A-2 Certificates, pro rata based on Class Principal Balance, the Senior Principal Distribution Amount for Loan Group II, until their respective Class Principal Balances are reduced to zero;

(c)

with respect to the Group III, Class A-X and Class A-P Certificates, before the related Credit Support Depletion Date and from the Available Distribution Amount relating to Loan Group III, subject to Section 4.01(B) below:

(i)

first, to the Class A-P Certificates, the Class P Principal Distribution Amount for Loan Group III;

(ii)

second, concurrently, to the Group III and Class A-X Certificates, an amount allocable to interest equal to the related Interest Distribution Amount; any shortfall being allocated pro rata among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall; provided, that for the purposes of distributions to the Class A-X Certificates pursuant to this paragraph 4.01(A)(c)(ii), only the portion of the Class A-X Notional Amount derived from the Group III Mortgage Loans will be used to calculate these distributions; provided, further that any Class III-A-22 Accrual Amount for any Distribution Date on or before the Class III-A-22 Accretion Termination Date will instead be distributed as principal in accordance with the Class III-A-22 Accretion Direction Rule; and

(iii)

 third, to the Group III Certificates (other than the Class III-A-6 Certificates), the Senior Principal Distribution Amount for Loan Group III, in the following order of priority:

(A)

first, to the Class III-A-9, Class III-A-10, Class III-A-11, Class III-A-12, Class III-A-13, Class III-A-14 and Class III-A-15 Certificates, in an amount up to the amount necessary to reduce their aggregate Class Principal Balance to their aggregate Planned Balance set forth on Schedule IV for such Distribution Date, sequentially, as follows:

(1)

54.8638948937%, sequentially, as follows:

(a) first, to the Class III-A-9 Certificates, until its Class Principal Balance is reduced to zero;

(b)

second, concurrently, until the Class Principal Balance of the Class III-A-10 Certificates is reduced to zero, as follows:

i.

97.7517106549% to the Class III-A-10 Certificates; and

ii.

2.2482893451% to the Class III-A-12 Certificates, until its Class Principal Balance is reduced to zero;

(c)

third, to the Class III-A-11 Certificates, until its Class Principal Balance is reduced to zero;

(2)

45.1361051063%, sequentially, as follows:

(a)

first, to the Class III-A-13 Certificates, until its Class Principal Balance is reduced to zero;

(b)

second, to the Class III-A-14 Certificates, until its Class Principal Balance is reduced to zero;

(c)

third, concurrently, until the Class Principal Balance of the Class III-A-15 Certificates is reduced to zero, as follows:

i.

97.0651186270% to the Class III-A-15 Certificates;

ii.

2.9348813730% to the Class III-A-12 Certificates, until its Class Principal Balance is reduced to zero;

(d)

fourth, to the Class III-A-11 Certificates, until its Class Principal Balance is reduced to zero;

(B)

second, concurrently, as follows:

 (1)

47.0614039807%, sequentially, as follows:

(a)

first, concurrently, as follows:

i.

 91.6979574468%, to the Class III-A-1 and Class III-A-5 Certificates, pro rata based on Class Principal Balances, until their respective Class Principal Balances are reduced to zero;

 ii.

8.3020425532%, sequentially, as follows:

A.

first, to the Class III-A-4 Certificates, until its Class Principal Balance is reduced to zero;  and

B.

second, to the Class III-A-3 Certificates, until its Class Principal Balance is reduced to zero;

(b)

second, to the Class III-A-2 Certificates, until its Class Principal Balance is reduced to zero;

 (2)

5.8605878212%, sequentially, as follows:

(a)

first, to the Class III-A-7 Certificates, in an amount up to the amount necessary to reduce its Class Principal Balance to its Targeted Balance set forth on Annex V for such Distribution Date;

(b)

second, to the Class III-A-8 Certificates, until its Class Principal Balance is reduced to zero; and

(c)

third, to the Class III-A-7 Certificates, without regard to its Targeted Balance for such Distribution Date, until its Class Principal Balance is reduced to zero;

 (3)

8.6396785660%, to the Class III-A-16, Class III-A-18, Class III-A-19 and Class III-A-20 Certificates, pro rata based on Class Principal Balances, until their respective Class Principal Balances are reduced to zero; and

 (4)

2.3442351285%, to the Class III-A-17 Certificates, until its Class Principal Balance is reduced to zero; and

 (5)

36.0940945037%, sequentially, as follows:

(a)

first, to the Class III-A-21 Certificates, in an amount up to the amount necessary to reduce its Class Principal Balance to its Targeted Balance set forth on Schedule VI for such Distribution Date (after giving effect to the distribution of any Class III-A-22 Accrual Amount on such date);

(b)

second, to the Class III-A-22 Certificates, until its Class Principal Balance is reduced to zero; and

(c)

third, to the Class III-A-21 Certificates, without regard to its Targeted Balance for such Distribution Date, until its Class Principal Balance is reduced to zero;

(C)

third, to the Class III-A-9, Class III-A-10, Class III-A-11, Class III-A-12, Class III-A-13, Class III-A-14 and Class III-A-15 Certificates, without regard to their aggregate Planned Balance for such Distribution Date, concurrently, as follows:

(1)

54.8638948937%, sequentially, as follows:

(a) first, to the Class III-A-9 Certificates, until its Class Principal Balance is reduced to zero;

(b)

second, concurrently, until the Class Principal Balance of the Class III-A-10 Certificates is reduced to zero, as follows:

i.

97.7517106549% to the Class III-A-10 Certificates; and

ii.

2.2482893451% to the Class III-A-12 Certificates, until its Class Principal Balance is reduced to zero;

(c)

third, to the Class III-A-11 Certificates, until its Class Principal Balance is reduced to zero;

(2)

45.1361051063%, sequentially, as follows:

(a)

first, to the Class III-A-13 Certificates, until its Class Principal Balance is reduced to zero;

(b)

second, to the Class III-A-14 Certificates, until its Class Principal Balance is reduced to zero;

(c)

third, concurrently, until the Class Principal Balance of the Class III-A-15 Certificates is reduced to zero, as follows:

i.

97.0651186270% to the Class III-A-15 Certificates;

ii.

2.9348813730% to the Class III-A-12 Certificates, until its Class Principal Balance is reduced to zero;

(d)

fourth, to the Class III-A-11 Certificates, until its Class Principal Balance is reduced to zero;

(d)

with respect to the Class IV-A-1, Class D-X and Class A-P Certificates, before the related Credit Support Depletion Date and from the Available Distribution Amount relating to Loan Group IV, subject to Section 4.01(B) below:

(i)

first, to the Class A-P Certificates, the Class P Principal Distribution Amount for Loan Group IV;

(ii)

second, to the Class IV-A-1 and Class D-X Certificates, an amount allocable to interest equal to the related Interest Distribution Amount; any shortfall being allocated pro rata among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall; provided, that for the purposes of distributions to the Class D-X Certificates pursuant to this paragraph 4.01(A)(d)(ii), only the portion of the Class D-X Notional Amount derived from the Group IV Mortgage Loans will be used to calculate these distributions; and

(iii)

third, to the Class IV-A-1 Certificates, the Senior Principal Distribution Amount for Loan Group IV, until its Class Principal Balance is reduced to zero;

(e)

with respect to the Group V and Class D-X Certificates, before the related Credit Support Depletion Date and from the Available Distribution Amount relating to Loan Group V, subject to Section 4.01(B) below:

(i)

first, to the Group V and Class D-X Certificates, an amount allocable to interest equal to the related Interest Distribution Amount; any shortfall being allocated pro rata among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall; provided, that for the purposes of distributions to the Class D-X Certificates pursuant to this paragraph 4.01(A)(e)(i), only the portion of the Class D-X Notional Amount derived from the Group V Mortgage Loans will be used to calculate these distributions; and

(ii)

second, to the Class V-A-1, Class V-A-2 and Class V-A-3 Certificates, the Senior Principal Distribution Amount for Loan Group V, pro rata based on Class Principal Balances, until their respective Class Principal Balances are reduced to zero;

(f)

with respect to the Class VI-A-1, Class A-X and Class A-P Certificates, before the related Credit Support Depletion Date and from the Available Distribution Amount relating to Loan Group VI, subject to Section 4.01(B) below:

(i)

first, to the Class A-P Certificates, the Class P Principal Distribution Amount for Loan Group VI;

(ii)

second, to the Class VI-A-1 and Class A-X Certificates, an amount allocable to interest equal to the related Interest Distribution Amount; any shortfall being allocated pro rata among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall; provided, that for the purposes of distributions to the Class A-X Certificates pursuant to this paragraph 4.01(A)(f)(ii), only the portion of the Class A-X Notional Amount derived from the Group VI Mortgage Loans will be used to calculate these distributions; and

(iii)

third, to the Class VI-A-1 Certificates, the Senior Principal Distribution Amount for Loan Group VI, until its Class Principal Balance is reduced to zero;

(g)

with respect to the Class VII-A-1, Class D-X and Class A-P Certificates, before the related Credit Support Depletion Date and from the Available Distribution Amount relating to Loan Group VII, subject to Section 4.01(B) below:

(i)

first, to the Class A-P Certificates, the Class P Principal Distribution Amount for Loan Group VII;

(ii)

second, to the Class VII-A-1 and Class D-X Certificates, an amount allocable to interest equal to the related Interest Distribution Amount; any shortfall being allocated pro rata among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall; provided, that for the purposes of distributions to the Class D-X Certificates pursuant to this paragraph 4.01(A)(g)(ii), only the portion of the Class D-X Notional Amount derived from the Group VII Mortgage Loans will be used to calculate these distributions; and

(iii)

third, to the Class VII-A-1 Certificates, the Senior Principal Distribution Amount for Loan Group VII, until its Class Principal Balance is reduced to zero;

(h)

with respect to the Class VIII-A-1, Class D-X and Class A-P Certificates, before the related Credit Support Depletion Date and from the Available Distribution Amount relating to Loan Group VIII, subject to Section 4.01(B) below:

(i)

first, to the Class A-P Certificates, the Class P Principal Distribution Amount for Loan Group VIII;

(ii)

second, to the Class VIII-A-1 and Class D-X Certificates, an amount allocable to interest equal to the related Interest Distribution Amount; any shortfall being allocated pro rata among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall; provided, that for the purposes of distributions to the Class D-X Certificates pursuant to this paragraph 4.01(A)(h)(ii), only the portion of the Class D-X Notional Amount derived from the Group VIII Mortgage Loans will be used to calculate these distributions; and

(iii)

third, to the Class VIII-A-1 Certificates, the Senior Principal Distribution Amount for Loan Group VIII, until its Class Principal Balance is reduced to zero;

(i)

with respect to the Group IX, Class A-X and Class A-P Certificates, before the related Credit Support Depletion Date and from the Available Distribution Amount relating to Loan Group IX, subject to Section 4.01(B) below:

(i)

first, to the Class A-P Certificates, the Class P Principal Distribution Amount for Loan Group IX;

(ii)

second, concurrently, to the Group IX and Class A-X Certificates, an amount allocable to interest equal to the related Interest Distribution Amount; any shortfall being allocated pro rata among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall; provided, that for the purposes of distributions to the Class A-X Certificates pursuant to this paragraph 4.01(A)(i)(ii), only the portion of the Class A-X Notional Amount derived from the Group IX Mortgage Loans will be used to calculate these distributions; provided, further that (A) any Class IX-A-5 Accrual Amount for any Distribution Date on or before the Class IX-A-5 Accretion Termination Date will instead be distributed as principal in accordance with the Class IX-A-5 Accretion Direction Rule and (B) any Class IX-A-7 Accrual Amount for any Distribution Date on or before the Class IX-A-7 Accretion Termination Date will instead be distributed as principal in accordance with the Class IX-A-7 Accretion Direction Rule; provided, further that when the Certificate Index exceeds 4.850% per annum, for purposes of this clause (i)(ii), the Pass-Through Rate on the Class IX-A-9 Certificates will be capped at 5.500% per annum; and

(iii)

 third, to the Group IX Certificates (other than the Class IX-A-2 and Class IX-A-10 Certificates), the Senior Principal Distribution Amount for Loan Group IX, in the following order of priority:

(A)

first, to the Class IX-A-4, IX-A-13 and Class IX-A-15 Certificates, the Group IX Priority Amount for that Distribution Date, pro rata based on Class Principal Balances, until their respective Class Principal Balance are reduced to zero;

(B)

second, to the Class IX-A-1, Class IX-A-3, Class IX-A-5, Class IX-A-6, Class IX-A-9, Class IX-A-11, Class IX-A-12 and Class IX-A-14 Certificates, in an amount necessary to reduce their aggregate Class Principal Balance to their aggregate Targeted Balance set forth on Schedule IX for such Distribution Date, sequentially, as follows:

(1)

first, to the Class IX-A-1, Class IX-A-3, Class IX-A-6, Class IX-A-12 and Class IX-A-14 Certificates, in an amount necessary to reduce their aggregate Class Principal Balance to their aggregate Planned Balance set forth on Schedule VII for such Distribution Date, sequentially, as follows:

(a)

first, to the Class IX-A-6, Class IX-A-12 and Class IX-A-14 Certificates in an amount necessary to reduce their aggregate Class Principal Balance to their aggregate Planned Balance set forth on Schedule VIII for such Distribution Date, sequentially, as follows:

i.

first, to the Class IX-A-6 and Class IX-A-12 Certificates, pro rata based on Class Principal Balances, until their respective Class Principal Balances are reduced to zero; and

ii.

second, to the Class IX-A-14 Certificates, until its Class Principal Balance is reduced to zero;

(b)

second, to the Class IX-A-1 Certificates, until its Class Principal Balance is reduced to zero;

(c)

third, to the Class IX-A-3 Certificates, until its Class Principal Balance is reduced to zero;

(d)

fourth, to the Class IX-A-6, Class IX-A-12 and Class IX-A-14 Certificates without regard to their Planned Balance for such Distribution Date, sequentially, as follows:

i.

first, to the Class IX-A-6 and Class IX-A-12 Certificates, pro rata based on Class Principal Balances, until their respective Class Principal Balances are reduced to zero; and

ii.

second, to the Class IX-A-14 Certificates, until its Class Principal Balance is reduced to zero;

(2)

second, to the Class IX-A-9 and Class IX-A-11 Certificates, in an amount necessary to reduce their aggregate Class Principal Balance to their aggregate Targeted Balance set forth on Schedule X for such Distribution Date (after giving effect to the distribution of any Class IX-A-5 Accrual Amount on such date), sequentially, as follows:

(a)

first, to the Class IX-A-11 Certificates, until its Class Principal Balance is reduced to zero; and

(b)

second, to the Class IX-A-9 Certificates, until its Class Principal Balance is reduced to zero;

(3)

third, to the Class IX-A-5 Certificates, until its Class Principal Balance is reduced to zero;

(4)

fourth, to the Class IX-A-9 and Class IX-A-11 Certificates, without regard to their aggregate Targeted Balance for such Distribution Date, sequentially as follows:

(a)

first, to the Class IX-A-11 Certificates, until its Class Principal Balance is reduced to zero; and

(b)

second, to the Class IX-A-9 Certificates, until its Class Principal Balance is reduced to zero;

(5)

fifth, to the Class IX-A-1, Class IX-A-3, Class IX-A-6, Class IX-A-12 and Class IX-A-14 Certificates, without regard to their aggregate Planned Balance for such Distribution Date, sequentially, as follows:

(a)

first, to the Class IX-A-6, Class IX-A-12 and Class IX-A-14 Certificates in an amount necessary to reduce their aggregate Class Principal Balance to their aggregate Planned Balance set forth on Schedule VIII for such Distribution Date, sequentially, as follows:

i.

first, to the Class IX-A-6 and Class IX-A-12 Certificates, pro rata based on Class Principal Balances, until their respective Class Principal Balances are reduced to zero; and

ii.

second, to the Class IX-A-14 Certificates, until its Class Principal Balance is reduced to zero;

(b)

second, to the Class IX-A-1 Certificates, until its Class Principal Balance is reduced to zero;

(c)

third, to the Class IX-A-3 Certificates, until its Class Principal Balance is reduced to zero;

(d)

fourth, to the Class IX-A-6, Class IX-A-12 and Class IX-A-14 Certificates without regard to their Planned Balance for such Distribution Date, sequentially, as follows:

i.

first, to the Class IX-A-6 and Class IX-A-12 Certificates, pro rata based on Class Principal Balances, until their respective Class Principal Balances are reduced to zero; and

ii.

second, to the Class IX-A-14 Certificates, until its Class Principal Balance is reduced to zero;

(C)

third, to the Class IX-A-7 Certificates, until its Class Principal Balance is reduced to zero;

(D)

fourth, to the Class IX-A-1, Class IX-A-3, Class IX-A-5, Class IX-A-6, Class IX-A-9, Class IX-A-11, Class IX-A-12 and Class IX-A-14 Certificates, without regard to their aggregate Planned Balance for such Distribution Date, sequentially, as follows:

(1)

first, to the Class IX-A-1, Class IX-A-3, Class IX-A-6, Class IX-A-12 and Class IX-A-14 Certificates, in an amount necessary to reduce their aggregate Class Principal Balance to their aggregate Targeted Balance set forth on Schedule VII for such Distribution Date, sequentially, as follows:

(a)

first, to the Class IX-A-6, Class IX-A-12 and Class IX-A-14 Certificates in an amount necessary to reduce their aggregate Class Principal Balance to their aggregate Planned Balance set forth on Schedule VIII for such Distribution Date, sequentially, as follows:

i.

first, to the Class IX-A-6 and Class IX-A-12 Certificates, pro rata based on Class Principal Balances, until their respective Class Principal Balances are reduced to zero; and

ii.

second, to the Class IX-A-14 Certificates, until its Class Principal Balance is reduced to zero;

(b)

second, to the Class IX-A-1 Certificates, until its Class Principal Balance is reduced to zero;

(c)

third, to the Class IX-A-3 Certificates, until its Class Principal Balance is reduced to zero;

(d)

fourth, to the Class IX-A-6, Class IX-A-12 and Class IX-A-14 Certificates without regard to their Planned Balance for such Distribution Date, sequentially, as follows:

i.

first, to the Class IX-A-6 and Class IX-A-12 Certificates, pro rata based on Class Principal Balances, until their respective Class Principal Balances are reduced to zero; and

ii.

second, to the Class IX-A-14 Certificates, until its Class Principal Balance is reduced to zero;

(2)

second, to the Class IX-A-9 and Class IX-A-11 Certificates, in an amount necessary to reduce their aggregate Class Principal Balance to their aggregate Targeted Balance set forth on Schedule X for such Distribution Date, sequentially, as follows:

(a)

first, to the Class IX-A-11 Certificates, until its Class Principal Balance is reduced to zero; and

(b)

second, to the Class IX-A-9 Certificates, until its Class Principal Balance is reduced to zero;

(3)

third, to the Class IX-A-5 Certificates, until its Class Principal Balance is reduced to zero;

(4)

fourth, to the Class IX-A-9 and Class IX-A-11 Certificates, without regard to their aggregate Targeted Balance for such Distribution Date, sequentially as follows:

(a)

first, to the Class IX-A-11 Certificates, until its Class Principal Balance is reduced to zero; and

(b)

second, to the Class IX-A-9 Certificates, until its Class Principal Balance is reduced to zero;

(5)

fifth, to the Class IX-A-1, Class IX-A-3, Class IX-A-6, Class IX-A-12 and Class IX-A-14 Certificates, without regard to their aggregate Planned Balance for such Distribution Date, sequentially, as follows:

(a)

first, to the Class IX-A-6, Class IX-A-12 and Class IX-A-14 Certificates in an amount necessary to reduce their aggregate Class Principal Balance to their aggregate Planned Balance set forth on Schedule VIII for such Distribution Date, sequentially, as follows:

i.

first, to the Class IX-A-6 and Class IX-A-12 Certificates, pro rata based on Class Principal Balances, until their respective Class Principal Balances are reduced to zero; and

ii.

second, to the Class IX-A-14 Certificates, until its Class Principal Balance is reduced to zero;

(b)

second, to the Class IX-A-1 Certificates, until its Class Principal Balance is reduced to zero;

(c)

third, to the Class IX-A-3 Certificates, until its Class Principal Balance is reduced to zero;

(d)

fourth, to the Class IX-A-6, Class IX-A-12 and Class IX-A-14 Certificates without regard to their Planned Balance for such Distribution Date, sequentially, as follows:

i.

first, to the Class IX-A-6 and Class IX-A-12 Certificates, pro rata based on Class Principal Balances, until their respective Class Principal Balances are reduced to zero; and

ii.

second, to the Class IX-A-14 Certificates, until its Class Principal Balance is reduced to zero;

(E)

fifth, to the Class IX-A-8 Certificates, until its Class Principal Balance is reduced to zero; and

(F)

sixth, to the Class IX-A-4, Class IX-A-13 and Class IX-A-15 Certificates, pro rata based on Class Principal Balances, until their respective Class Principal Balances are reduced to zero;

(j) with respect to the Group B Certificates and the Class A-P, Class AR and Class AR-L Certificates, before the related Credit Support Depletion Date, from the Available Distribution Amount relating to Loan Group I, Loan Group IV, Loan Group V, Loan Group VI and Loan Group IX remaining after giving effect to the distributions pursuant to Section 4.01(A)(a), (d), (e), (f) and (i) above, subject to Sections 4.01(B) and 4.01(C) below, and further subject to any payments to the Group I, Group IV, Group V, Group VI and Group IX Certificates pursuant to Section 4.06:

(i)

first, concurrently,

(A)

to the Class A-P Certificates, first, to the extent of PO Recoveries for Loan Group I and second, to the extent of amounts otherwise available to pay the Group B Principal Distribution Amount on that Distribution Date, the sum of (x) principal in an amount equal to the applicable Class P Fraction of any loss on a Class P Mortgage Loan in Loan Group I incurred in the previous calendar month (other than an Excess Loss) and (y) the sum of the amounts, if any, by which the amount described in subclause (x) above of this Section 4.01(A)(j)(i)(A) on each prior Distribution Date exceeded the amount actually distributed on those prior Distribution Dates and not subsequently distributed; provided, however, that any amounts distributed pursuant to this Section 4.01(A)(j)(i)(A) will not cause a further reduction in the Class Principal Balance of the Class A-P Certificates;

(B)

to the Class A-P Certificates, first, to the extent of PO Recoveries for Loan Group IV and second, to the extent of amounts otherwise available to pay the Group B Principal Distribution Amount on that Distribution Date, the sum of (x) principal in an amount equal to the applicable Class P Fraction of any loss on a Class P Mortgage Loan in Loan Group IV incurred in the previous calendar month (other than an Excess Loss) and (y) the sum of the amounts, if any, by which the amount described in subclause (x) above of this Section 4.01(A)(j)(i)(B) on each prior Distribution Date exceeded the amount actually distributed on those prior Distribution Dates and not subsequently distributed; provided, however, that any amounts distributed pursuant to this Section 4.01(A)(j)(i)(B) will not cause a further reduction in the Class Principal Balance of the Class A-P Certificates;

(C)

to the Class A-P Certificates, first, to the extent of PO Recoveries for Loan Group VI and second, to the extent of amounts otherwise available to pay the Group B Principal Distribution Amount on that Distribution Date, the sum of (x) principal in an amount equal to the applicable Class P Fraction of any loss on a Class P Mortgage Loan in Loan Group VI incurred in the previous calendar month (other than an Excess Loss) and (y) the sum of the amounts, if any, by which the amount described in subclause (x) above of this Section 4.01(A)(j)(i)(C) on each prior Distribution Date exceeded the amount actually distributed on those prior Distribution Dates and not subsequently distributed; provided, however, that any amounts distributed pursuant to this Section 4.01(A)(j)(i)(C) will not cause a further reduction in the Class Principal Balance of the Class A-P Certificates;and

(D)

to the Class A-P Certificates, first, to the extent of PO Recoveries for Loan Group IX and second, to the extent of amounts otherwise available to pay the Group B Principal Distribution Amount on that Distribution Date, the sum of (x) principal in an amount equal to the applicable Class P Fraction of any loss on a Class P Mortgage Loan in Loan Group IX incurred in the previous calendar month (other than an Excess Loss) and (y) the sum of the amounts, if any, by which the amount described in subclause (x) above of this Section 4.01(A)(j)(i)(D) on each prior Distribution Date exceeded the amount actually distributed on those prior Distribution Dates and not subsequently distributed; provided, however, that any amounts distributed pursuant to this Section 4.01(A)(j)(i)(D) will not cause a further reduction in the Class Principal Balance of the Class A-P Certificates; and

(ii)

second, to the Class B-1 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

(iii)

third, to the Class B-1 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until its Class Principal Balance is reduced to zero;

(iv)

fourth, to the Class B-2 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

(v)

fifth, to the Class B-2 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until its Class Principal Balance is reduced to zero;

(vi)

sixth, to the Class B-3 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

(vii)

seventh, to the Class B-3 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until its Class Principal Balance is reduced to zero;

(viii)

eighth, to the Class B-4 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

(ix)

ninth, to the Class B-4 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until its Class Principal Balance is reduced to zero;

(x)

tenth, to the Class B-5 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

(xi)

eleventh, to the Class B-5 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until its Class Principal Balance is reduced to zero;

(xii)

twelfth, to the Class B-6 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

(xiii)

thirteenth, to the Class B-6 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until its Class Principal Balance is reduced to zero;

(xiv)

fourteenth, to the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, in that order, up to an amount of Net Realized Losses for such Class, if any; provided, however, that any amounts distributed pursuant to this Section 4.01(A)(j)(xiv) will not cause a further reduction in the Class Principal Balances of any of the Group B Certificates; and

(xv)

fifteenth, any remaining Available Distribution Amount, to the Class AR-L Certificates (to the extent that such amount is held by a Subsidiary REMIC), or to the Class AR Certificates (to the extent that such amount is held by any of Middle REMIC 1, Middle REMIC 2 or the Master REMIC);

 (k) with respect to the Group C-B Certificates and the Class A-P, Class AR and Class AR-L Certificates, before the related Credit Support Depletion Date, from the Available Distribution Amount relating to Loan Group II and Loan Group III remaining after giving effect to the distributions pursuant to Section 4.01(A)(b) and (c) above, subject to Sections 4.01(B) and 4.01(C) below, and further subject to any payments to the Group II and Group III Certificates pursuant to Section 4.06:

(i)

first, concurrently,

(A)

to the Class A-P Certificates, first, to the extent of PO Recoveries for Loan Group II and second, to the extent of amounts otherwise available to pay the Group C-B Principal Distribution Amount on that Distribution Date, the sum of (x) principal in an amount equal to the applicable Class P Fraction of any loss on a Class P Mortgage Loan in Loan Group II incurred in the previous calendar month (other than an Excess Loss) and (y) the sum of the amounts, if any, by which the amount described in subclause (x) above of this Section 4.01(A)(k)(i)(A) on each prior Distribution Date exceeded the amount actually distributed on those prior Distribution Dates and not subsequently distributed; provided, however, that any amounts distributed pursuant to this Section 4.01(A)(k)(i)(A) will not cause a further reduction in the Class Principal Balance of the Class A-P Certificates; and

(B)

to the Class A-P Certificates, first, to the extent of PO Recoveries for Loan Group III and second, to the extent of amounts otherwise available to pay the Group C-B Principal Distribution Amount on that Distribution Date, the sum of (x) principal in an amount equal to the applicable Class P Fraction of any loss on a Class P Mortgage Loan in Loan Group III incurred in the previous calendar month (other than an Excess Loss) and (y) the sum of the amounts, if any, by which the amount described in subclause (x) above of this Section 4.01(A)(k)(i)(B) on each prior Distribution Date exceeded the amount actually distributed on those prior Distribution Dates and not subsequently distributed; provided, however, that any amounts distributed pursuant to this Section 4.01(A)(k)(i)(B) will not cause a further reduction in the Class Principal Balance of the Class A-P Certificates; and

(ii)

second, to the Class C-B-1 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

(iii)

third, to the Class C-B-1 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until its Class Principal Balance is reduced to zero;

(iv)

fourth, to the Class C-B-2 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

(v)

fifth, to the Class C-B-2 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until its Class Principal Balance is reduced to zero;

(vi)

sixth, to the Class C-B-3 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

(vii)

seventh, to the Class C-B-3 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until its Class Principal Balance is reduced to zero;

(viii)

eighth, to the Class C-B-4 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

(ix)

ninth, to the Class C-B-4 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until its Class Principal Balance is reduced to zero;

(x)

tenth, to the Class C-B-5 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

(xi)

eleventh, to the Class C-B-5 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until its Class Principal Balance is reduced to zero;

(xii)

twelfth, to the Class C-B-6 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

(xiii)

thirteenth, to the Class C-B-6 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until its Class Principal Balance is reduced to zero;

(xiv)

fourteenth, to the Class C-B-1, Class C-B-2, Class C-B-3, Class C-B-4, Class C-B-5 and Class C-B-6 Certificates, in that order, up to an amount of Net Realized Losses for such Class, if any; provided, however, that any amounts distributed pursuant to this Section 4.01(A)(k)(xiv) will not cause a further reduction in the Class Principal Balances of any of the Group C-B Certificates; and

(xv)

fifteenth, any remaining Available Distribution Amount, to the Class AR-L Certificates (to the extent that such amount is held by a Subsidiary REMIC), or to the Class AR Certificates (to the extent that such amount is held by any of Middle REMIC 1, Middle REMIC 2 or the Master REMIC);

(l)

with respect to the Group D-B Certificates and the Class A-P, Class AR and Class AR-L Certificates, before the related Credit Support Depletion Date, from the Available Distribution Amount relating to Loan Group VII and Loan Group VIII remaining after giving effect to the distributions pursuant to Section 4.01(A)(g) and (h) above, subject to Sections 4.01(B) and 4.01(C) below, and further subject to any payments to the Group VII and Group VIII Certificates pursuant to Section 4.06:

(i)

first, concurrently,

(A)

to the Class A-P Certificates, first, to the extent of PO Recoveries for Loan Group VII and second, to the extent of amounts otherwise available to pay the Group D-B Principal Distribution Amount on that Distribution Date, the sum of (x) principal in an amount equal to the applicable Class P Fraction of any loss on a Class P Mortgage Loan in Loan Group VII incurred in the previous calendar month (other than an Excess Loss) and (y) the sum of the amounts, if any, by which the amount described in subclause (x) above of this Section 4.01(A)(l)(i)(A) on each prior Distribution Date exceeded the amount actually distributed on those prior Distribution Dates and not subsequently distributed; provided, however, that any amounts distributed pursuant to this Section 4.01(A)(l)(i)(A) will not cause a further reduction in the Class Principal Balance of the Class A-P Certificates; and

(B)

to the Class A-P Certificates, first, to the extent of PO Recoveries for Loan Group VIII and second, to the extent of amounts otherwise available to pay the Group D-B Principal Distribution Amount on that Distribution Date, the sum of (x) principal in an amount equal to the applicable Class P Fraction of any loss on a Class P Mortgage Loan in Loan Group VIII incurred in the previous calendar month (other than an Excess Loss) and (y) the sum of the amounts, if any, by which the amount described in subclause (x) above of this Section 4.01(A)(l)(i)(B) on each prior Distribution Date exceeded the amount actually distributed on those prior Distribution Dates and not subsequently distributed; provided, however, that any amounts distributed pursuant to this Section 4.01(A)(l)(i)(B) will not cause a further reduction in the Class Principal Balance of the Class A-P Certificates; and

(ii)

second, to the Class D-B-1 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

(iii)

third, to the Class D-B-1 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until its Class Principal Balance is reduced to zero;

(iv)

fourth, to the Class D-B-2 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

(v)

fifth, to the Class D-B-2 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until its Class Principal Balance is reduced to zero;

(vi)

sixth, to the Class D-B-3 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

(vii)

seventh, to the Class D-B-3 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until its Class Principal Balance is reduced to zero;

(viii)

eighth, to the Class D-B-4 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

(ix)

ninth, to the Class D-B-4 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until its Class Principal Balance is reduced to zero;

(x)

tenth, to the Class D-B-5 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

(xi)

eleventh, to the Class D-B-5 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until its Class Principal Balance is reduced to zero;

(xii)

twelfth, to the Class D-B-6 Certificates, an amount allocable to interest equal to the Interest Distribution Amount for such Class for such Distribution Date;

(xiii)

thirteenth, to the Class D-B-6 Certificates, an amount allocable to principal equal to its Pro Rata Share for such Distribution Date until its Class Principal Balance is reduced to zero;

(xiv)

fourteenth, to the Class D-B-1, Class D-B-2, Class D-B-3, Class D-B-4, Class D-B-5 and Class D-B-6 Certificates, in that order, up to an amount of Net Realized Losses for such Class, if any; provided, however, that any amounts distributed pursuant to this Section 4.01(A)(l)(xiv) will not cause a further reduction in the Class Principal Balances of any of the Group D-B Certificates; and

(xv)

fifteenth, any remaining Available Distribution Amount, to the Class AR-L Certificates (to the extent that such amount is held by a Subsidiary REMIC), or to the Class AR Certificates (to the extent that such amount is held by any of Middle REMIC 1, Middle REMIC 2 or the Master REMIC);

(m)

On or after the related Credit Support Depletion Date, distributions of the Available Distribution Amount for Loan Group I will be made with respect to the Group I, Class D-X and Class A-P Certificates as follows:

(i)

first, to the Class A-P Certificates, the Class P Distribution Amount for Loan Group I;

(ii)

second, to the Group I and Class D-X Certificates, an amount allocable to interest equal to the related Interest Distribution Amount; any shortfall being allocated pro rata among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall; provided, that for the purposes of distributions to the Class D-X Certificates pursuant to this paragraph 4.01(A)(m)(ii), only the portion of the Class D-X Notional Amount derived from the Group I Mortgage Loans will be used to calculate these distributions;

(iii)

third, to the Group I Certificates, the Senior Principal Distribution Amount for Loan Group I, as principal, pro rata according to Class Principal Balances, until their respective Class Principal Balances are reduced to zero; and

(iv)

fourth, after any payments to the Group IV, Group V, Group VI and Group IX Certificates pursuant to Section 4.06, any remaining Available Distribution Amount, to the Class AR-L Certificates (to the extent that such amount is held by a Subsidiary REMIC), or to the Class AR Certificates (to the extent that such amount is held by any of Middle REMIC 1, Middle REMIC 2 or the Master REMIC);

(n)

On or after the related Credit Support Depletion Date, distributions of the Available Distribution Amount for Loan Group II will be made with respect to the Group II, Class A-X, Class A-P, Class AR and Class AR-L Certificates as follows:

(i)

first, to the Class A-P Certificates, the Class P Distribution Amount for Loan Group II;

(ii)

second, to the Group II and Class A-X Certificates, an amount allocable to interest equal to the related Interest Distribution Amount; any shortfall being allocated pro rata among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall; provided, that for the purposes of distributions to the Class A-X Certificates pursuant to this paragraph 4.01(A)(n)(ii), only the portion of the Class A-X Notional Amount derived from the Group II Mortgage Loans will be used to calculate these distributions;

(ii)

third, to the Group II Certificates, the Senior Principal Distribution Amount for Loan Group II, as principal, pro rata according to Class Principal Balances, until their respective Class Principal Balances are reduced to zero; and

(iv)

fourth, after any payments to the Group III Certificates pursuant to Section 4.06, any remaining Available Distribution Amount, to the Class AR-L Certificates (to the extent that such amount is held by a Subsidiary REMIC), or to the Class AR Certificates (to the extent that such amount is held by any of Middle REMIC 1, Middle REMIC 2 or the Master REMIC);

(o)

On or after the related Credit Support Depletion Date, distributions of the Available Distribution Amount for Loan Group III will be made with respect to the Group III, Class A-X, Class A-P, Class AR and Class AR-L Certificates as follows:

(i)

first, to the Class A-P Certificates, the Class P Principal Distribution Amount for Loan Group III;

(ii)

second, concurrently, to the Group III and Class A-X Certificates, an amount allocable to interest equal to the related Interest Distribution Amount; any shortfall being allocated pro rata among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall; provided, that for the purposes of distributions to the Class A-X Certificates pursuant to this paragraph 4.01(A)(o)(ii), only the portion of the Class A-X Notional Amount derived from the Group III Mortgage Loans will be used to calculate these distributions;

(iii)

third, to the Group III Certificates (other than the Class III-A-6 Certificates), the Senior Principal Distribution Amount for Loan Group III, as principal, pro rata based on Class Principal Balances, until their respective Class Principal Balances are reduced to zero; and

(iv)

fourth, after any payments to the Group II Certificates pursuant to Section 4.06, any remaining Available Distribution Amount, to the Class AR-L Certificates (to the extent that such amount is held by a Subsidiary REMIC), or to the Class AR Certificates (to the extent that such amount is held by any of Middle REMIC 1, Middle REMIC 2 or the Master REMIC);

(p)

On or after the related Credit Support Depletion Date, distributions of the Available Distribution Amount for Loan Group IV will be made with respect to the Group IV, Class D-X, Class A-P, Class AR and Class AR-L Certificates as follows:

(i)

first, to the Class A-P Certificates, the Class P Principal Distribution Amount for Loan Group IV;

(ii)

second, concurrently, to the Group IV and Class D-X Certificates, an amount allocable to interest equal to the related Interest Distribution Amount; any shortfall being allocated pro rata among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall; provided, that for the purposes of distributions to the Class D-X Certificates pursuant to this paragraph 4.01(A)(p)(ii), only the portion of the Class D-X Notional Amount derived from the Group IV Mortgage Loans will be used to calculate these distributions;

(iii)

third, to the Class IV-A-1 Certificates, the Senior Principal Distribution Amount for Loan Group IV, as principal, until its Class Principal Balance is reduced to zero; and

(iv)

fourth, after any payments to the Group I, Group V, Group VI and Group IX Certificates pursuant to Section 4.06, any remaining Available Distribution Amount, to the Class AR-L Certificates (to the extent that such amount is held by a Subsidiary REMIC), or to the Class AR Certificates (to the extent that such amount is held by any of Middle REMIC 1, Middle REMIC 2 or the Master REMIC);

(q)

On or after the related Credit Support Depletion Date, distributions of the Available Distribution Amount for Loan Group V will be made with respect to the Group V, Class D-X, Class AR and Class AR-L Certificates as follows:

(i)

first, concurrently, to the Group V and Class D-X Certificates, an amount allocable to interest equal to the related Interest Distribution Amount; any shortfall being allocated pro rata among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall; provided, that for the purposes of distributions to the Class D-X Certificates pursuant to this paragraph 4.01(A)(q)(i), only the portion of the Class D-X Notional Amount derived from the Group V Mortgage Loans will be used to calculate these distributions;

(ii) second, to the Group V Certificates, the Senior Principal Distribution Amount for Loan Group V, as principal, pro rata based on Class Principal Balances, until their respective Class Principal Balances are reduced to zero; and

(iii)

third, after any payments to the Group I, Group IV, Group VI and Group IX Certificates pursuant to Section 4.06, any remaining Available Distribution Amount, to the Class AR-L Certificates (to the extent that such amount is held by a Subsidiary REMIC), or to the Class AR Certificates (to the extent that such amount is held by any of Middle REMIC 1, Middle REMIC 2 or the Master REMIC);

(r)

On or after the related Credit Support Depletion Date, distributions of the Available Distribution Amount for Loan Group VI will be made with respect to the Group VI, Class A-X, Class A-P, Class AR and Class AR-L Certificates as follows:

(i)

first, to the Class A-P Certificates, the Class P Principal Distribution Amount for Loan Group VI;

(ii)

second, concurrently, to the Group VI and Class A-X Certificates, an amount allocable to interest equal to the related Interest Distribution Amount; any shortfall being allocated pro rata among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall; provided, that for the purposes of distributions to the Class A-X Certificates pursuant to this paragraph 4.01(A)(r)(ii), only the portion of the Class A-X Notional Amount derived from the Group VI Mortgage Loans will be used to calculate these distributions;

(iii)

third, to the Class VI-A-1 Certificates, the Senior Principal Distribution Amount for Loan Group VI, as principal, until its Class Principal Balance is reduced to zero; and

(iv)

fourth, after any payments to the Group I, Group IV, Group V and Group IX Certificates pursuant to Section 4.06, any remaining Available Distribution Amount, to the Class AR-L Certificates (to the extent that such amount is held by a Subsidiary REMIC), or to the Class AR Certificates (to the extent that such amount is held by any of Middle REMIC 1, Middle REMIC 2 or the Master REMIC);

(s)

On or after the related Credit Support Depletion Date, distributions of the Available Distribution Amount for Loan Group VII will be made with respect to the Group VII, Class D-X, Class A-P, Class AR and Class AR-L Certificates as follows:

(i)

first, to the Class A-P Certificates, the Class P Principal Distribution Amount for Loan Group VII;

(ii)

second, concurrently, to the Group VII and Class D-X Certificates, an amount allocable to interest equal to the related Interest Distribution Amount; any shortfall being allocated pro rata among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall; provided, that for the purposes of distributions to the Class D-X Certificates pursuant to this paragraph 4.01(A)(s)(ii), only the portion of the Class D-X Notional Amount derived from the Group VII Mortgage Loans will be used to calculate these distributions;

(iii)

third, to the Class VII-A-1 Certificates, the Senior Principal Distribution Amount for Loan Group VII, as principal, until its Class Principal Balance is reduced to zero; and

(iv)

fourth, after any payments to the Group VIII Certificates pursuant to Section 4.06, any remaining Available Distribution Amount, to the Class AR-L Certificates (to the extent that such amount is held by a Subsidiary REMIC), or to the Class AR Certificates (to the extent that such amount is held by any of Middle REMIC 1, Middle REMIC 2 or the Master REMIC);

(t)

On or after the related Credit Support Depletion Date, distributions of the Available Distribution Amount for Loan Group VIII will be made with respect to the Group VIII, Class D-X, Class A-P, Class AR and Class AR-L Certificates as follows:

(i)

first, to the Class A-P Certificates, the Class P Principal Distribution Amount for Loan Group VIII;

(ii)

second, concurrently, to the Group VIII and Class D-X Certificates, an amount allocable to interest equal to the related Interest Distribution Amount; any shortfall being allocated pro rata among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall; provided, that for the purposes of distributions to the Class D-X Certificates pursuant to this paragraph 4.01(A)(t)(ii), only the portion of the Class D-X Notional Amount derived from the Group VIII Mortgage Loans will be used to calculate these distributions;

(iii)

third, to the Class VIII-A-1 Certificates, the Senior Principal Distribution Amount for Loan Group VIII, as principal, until its Class Principal Balance is reduced to zero; and

(iv)

fourth, after any payments to the Group VII Certificates pursuant to Section 4.06, any remaining Available Distribution Amount, to the Class AR-L Certificates (to the extent that such amount is held by a Subsidiary REMIC), or to the Class AR Certificates (to the extent that such amount is held by any of Middle REMIC 1, Middle REMIC 2 or the Master REMIC);

(u)

On or after the related Credit Support Depletion Date, distributions of the Available Distribution Amount for Loan Group IX will be made with respect to the Group IX, Class A-X, Class A-P, Class AR and Class AR-L Certificates as follows:

(i)

first, to the Class A-P Certificates, the Class P Principal Distribution Amount for Loan Group IX;

(ii)

second, concurrently, to the Group IX and Class A-X Certificates, an amount allocable to interest equal to the related Interest Distribution Amount; any shortfall being allocated pro rata among such Classes in proportion to the amount of the Interest Distribution Amount that would have been distributed in the absence of such shortfall; provided, that for the purposes of distributions to the Class A-X Certificates pursuant to this paragraph 4.01(A)(u)(ii), only the portion of the Class A-X Notional Amount derived from the Group IX Mortgage Loans will be used to calculate these distributions; provided, further that when the Certificate Index exceeds 4.850% per annum, for purposes of this clause (u)(ii), the Pass-Through Rate on the Class IX-A-9 Certificates will be capped at 5.500% per annum;

(iii)

third, to the Group IX Certificates (other than the Class IX-A-2 and Class IX-A-10 Certificates), the Senior Principal Distribution Amount for Loan Group IX, as principal, pro rata based on Class Principal Balances, until their respective Class Principal Balances are reduced to zero; and

(iv)

fourth, after any payments to the Group I, Group IV, Group V and Group VI Certificates pursuant to Section 4.06, any remaining Available Distribution Amount, to the Class AR-L Certificates (to the extent that such amount is held by a Subsidiary REMIC), or to the Class AR Certificates (to the extent that such amount is held by any of Middle REMIC 1, Middle REMIC 2 or the Master REMIC);

(B)

(1)  On each Distribution Date, the amount referred to in clause (i) of the definition of Interest Distribution Amount for such Distribution Date for each Class of Group I, Group IV, Group V, Group VI, Group IX, Group B, Class A-X and Class D-X Certificates shall be reduced by the Trust Administrator by, the related Class’s pro rata share (based on the amount of the Interest Distribution Amount for each such Class before reduction pursuant to this Section 4.01(B)) of (i) Net Prepayment Interest Shortfalls experienced by the Mortgage Loans in a related loan group for such Distribution Date; and (ii) (A) after the related Special Hazard Coverage Termination Date, with respect to each Mortgage Loan in a related loan group that became a Special Hazard Mortgage Loan during the prior calendar month, the excess of one month’s interest at the related Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date in such month over the amount of Liquidation Proceeds applied as interest on such Mortgage Loan with respect to such month, (B) after the related Bankruptcy Coverage Termination Date, with respect to each Mortgage Loan in a related loan group that became subject to a Bankruptcy Loss during the prior calendar month, the interest portion of the related Debt Service Reduction or Deficient Valuation, (C) each Relief Act Reduction for any Mortgage Loan in a related loan group incurred during the prior calendar month and (D) after the related Fraud Loss Coverage Termination Date, with respect to each Mortgage Loan in a related loan group that became a Fraud Loan during the prior calendar month the excess of one month’s interest at the related Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date in such month over the amount of Liquidation Proceeds applied as interest on such Mortgage Loan with respect to such month.  For purposes of calculating the reduction in the Interest Distribution Amount for each Class of Group B Certificates with respect to Loan Group I, Loan Group IV, Loan Group V, Loan Group VI or Loan Group IX, such reduction shall be based upon the amount of interest accruing at the Required Coupon for such Loan Group, on such Class’s proportionate share, based on the Class Principal Balance of the related Group B Component Balance for that Distribution Date.  For purposes of calculating the reduction in the Interest Distribution Amount for the Class A-X and Class D-X Certificates in respect of any Loan Group, such reduction will be based on the amount of interest accruing on the portion of the Class A-X Notional Amount or Class D-X Notional Amount, respectively, derived from such Loan Group.  For the purposes of calculating the reduction in the Interest Distribution Amount for the Class IX-A-9 Certificates, such reduction shall be based upon the  amount of interest accruing on such Class at a Pass-Through Rate equal to the lesser of (a) the Pass-Through Rate in effect for such Class and Distribution Date and (b) 5.500% per annum.

(2)  On each Distribution Date, the amount referred to in clause (i) of the definition of Interest Distribution Amount for such Distribution Date for each Class of Group II, Group III, Group C-B and Class D-X Certificates shall be reduced by the Trust Administrator by, the related Class’s pro rata share (based on the amount of the Interest Distribution Amount for each such Class before reduction pursuant to this Section 4.01(B)) of (i) Net Prepayment Interest Shortfalls experienced by the Mortgage Loans in a related loan group for such Distribution Date; and (ii) (A) after the related Special Hazard Coverage Termination Date, with respect to each Mortgage Loan in a related loan group that became a Special Hazard Mortgage Loan during the prior calendar month, the excess of one month’s interest at the related Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date in such month over the amount of Liquidation Proceeds applied as interest on such Mortgage Loan with respect to such month, (B) after the related Bankruptcy Coverage Termination Date, with respect to each Mortgage Loan in a related loan group that became subject to a Bankruptcy Loss during the prior calendar month, the interest portion of the related Debt Service Reduction or Deficient Valuation, (C) each Relief Act Reduction for any Mortgage Loan in a related loan group incurred during the prior calendar month and (D) after the related Fraud Loss Coverage Termination Date, with respect to each Mortgage Loan in a related loan group that became a Fraud Loan during the prior calendar month the excess of one month’s interest at the related Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date in such month over the amount of Liquidation Proceeds applied as interest on such Mortgage Loan with respect to such month.  For purposes of calculating the reduction in the Interest Distribution Amount for each Class of Group C-B Certificates with respect to Loan Group II or Loan Group III, such reduction shall be based upon the amount of interest accruing at the Required Coupon for such Loan Group, on such Class’s proportionate share, based on the Class Principal Balance of the related Group C-B Component Balance for that Distribution Date.  For purposes of calculating the reduction in the Interest Distribution Amount for the Class A-X Certificates in respect of any Loan Group, such reduction will be based on the amount of interest accruing on the portion of the Class A-X Notional Amount derived from such Loan Group.

(3)    On each Distribution Date, the amount referred to in clause (i) of the definition of Interest Distribution Amount for such Distribution Date for each Class of Group VII, Group VIII, Group D-B and Class D-X Certificates shall be reduced by the Trust Administrator by, the related Class’s pro rata share (based on the amount of the Interest Distribution Amount for each such Class before reduction pursuant to this Section 4.01(B)) of (i) Net Prepayment Interest Shortfalls experienced by the Mortgage Loans in a related loan group for such Distribution Date; and (ii) (A) after the related Special Hazard Coverage Termination Date, with respect to each Mortgage Loan in a related loan group that became a Special Hazard Mortgage Loan during the prior calendar month, the excess of one month’s interest at the related Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date in such month over the amount of Liquidation Proceeds applied as interest on such Mortgage Loan with respect to such month, (B) after the related Bankruptcy Coverage Termination Date, with respect to each Mortgage Loan in a related loan group that became subject to a Bankruptcy Loss during the prior calendar month, the interest portion of the related Debt Service Reduction or Deficient Valuation, (C) each Relief Act Reduction for any Mortgage Loan in a related loan group incurred during the prior calendar month and (D) after the related Fraud Loss Coverage Termination Date, with respect to each Mortgage Loan in a related loan group that became a Fraud Loan during the prior calendar month the excess of one month’s interest at the related Net Mortgage Rate on the Stated Principal Balance of such Mortgage Loan as of the Due Date in such month over the amount of Liquidation Proceeds applied as interest on such Mortgage Loan with respect to such month.  For purposes of calculating the reduction in the Interest Distribution Amount for each Class of Group D-B Certificates with respect to Loan Group VII or Loan Group VIII, such reduction shall be based upon the amount of interest accruing at the Required Coupon for such Loan Group, on such Class’s proportionate share, based on the Class Principal Balance of the related Group D-B Component Balance for that Distribution Date.  For purposes of calculating the reduction in the Interest Distribution Amount for the Class D-X Certificates in respect of any Loan Group, such reduction will be based on the amount of interest accruing on the portion of the Class D-X Notional Amount derived from such Loan Group.

(C)

(1)

With respect to each Class of Group B Certificates, if on any Distribution Date the related Subordination Level of such Class is less than such percentage as of the Closing Date, no distribution of Principal Prepayments will be made to any Class or Classes of Group B Certificates junior to such Class (the “Restricted Classes”) and the amount otherwise distributable to the Restricted Classes in respect of such Principal Prepayments will be allocated among the remaining Classes of Group B Certificates, pro rata, based upon their respective Class Principal Balances.

(2)

With respect to each Class of Group C-B Certificates, if on any Distribution Date the related Subordination Level of such Class is less than such percentage as of the Closing Date, no distribution of Principal Prepayments will be made to any Class or Classes of Group C-B Certificates junior to such Class (the “Restricted Classes”) and the amount otherwise distributable to the Restricted Classes in respect of such Principal Prepayments will be allocated among the remaining Classes of Group C-B Certificates, pro rata, based upon their respective Class Principal Balances.

(3)

With respect to each Class of Group D-B Certificates, if on any Distribution Date the related Subordination Level of such Class is less than such percentage as of the Closing Date, no distribution of Principal Prepayments will be made to any Class or Classes of Group D-B Certificates junior to such Class (the “Restricted Classes”) and the amount otherwise distributable to the Restricted Classes in respect of such Principal Prepayments will be allocated among the remaining Classes of Group D-B Certificates, pro rata, based upon their respective Class Principal Balances.

(D)

(1) The Trust Administrator shall distribute the Mortgage Loan Purchase Price of any Optional Termination in excess of the Par Value to the holder of the Class AR-L Certificate on the related Optional Termination Date.  (2) The Trust Administrator shall distribute the Mortgage Loan Auction Price of any Auction Sale in excess of the Par Value to the holder of the Class AR-L Certificate on the related Auction Date.

SECTION 4.02

Allocation of Losses.

(a)

The Group I, Group IV, Group V, Group VI, Group IX, Group B and Class A-P Certificates.  Realized Losses on the Group I, Group IV, Group V, Group VI and Group IX Mortgage Loans with respect to any Distribution Date shall be allocated by the Trust Administrator to the Classes of Group I, Group IV, Group V, Group VI, Group IX, Group B and Class A-P Certificates as follows:

(i)

except as provided in the parenthetical below, any Realized Loss on a Group I, Group IV, Group V, Group VI or Group IX Mortgage Loan, other than an Excess Loss, shall be allocated first, to the Group B Certificates in decreasing order of their alphanumerical Class designations (beginning with the Class B-6 Certificates), until the respective Class Principal Balance of each such Class is reduced to zero, and second, to the Senior Certificates related to such Loan Group (other than the Notional Amount Certificates and the Class P Certificates), pro rata, on the basis of their respective Class Principal Balances (except if the loss is recognized with respect to a Class P Mortgage Loan, in which case the applicable Class P Fraction of such loss will first be allocated to the Class A-P Certificates and the remainder for the loss will be allocated as described above); provided, however, that (A) Realized Losses which would otherwise be allocated to the Class I-A-3 Certificates will instead be allocated to the Class I-A-4 Certificates, until the Class Principal Balance of the Class I-A-4 Certificates is reduced to zero, (B) Realized Losses which would otherwise be allocated to the Class V-A-1 and Class V-A-3 Certificates, up to an amount equal to 29.52% and 70.48%, respectively, of the Class Principal Balance of the Class V-A-2 Certificates for such Distribution Date, and up to a maximum of $1,755,000 and $4,189,369, respectively, will instead be allocated to the Class V-A-2 Certificates, until the Class Principal Balance of the Class V-A-2 Certificates is reduced to zero, (C) Realized Losses which would otherwise be allocated to the Class IX-A-6 Certificates will instead be allocated to the Class IX-A-12 Certificates, until the Class Principal Balance of the Class IX-A-12 Certificates is reduced to zero and (D) Realized Losses which would otherwise be allocated to the Class IX-A-13 Certificates will instead be allocated to the Class IX-A-15 Certificates, until the Class Principal Balance of the Class IX-A-15 Certificates is reduced to zero;

(ii)

Excess Losses for the Group I, Group IV, Group V, Group VI and Group IX Mortgage Loans will be allocated among all Classes of Group I, Group IV, Group V, Group VI and Group IX Certificates (other than the Notional Amount Certificates and the Class P Certificates) and the Group B Certificates, pro rata, based on their respective Class Principal Balances (except if the loss is recognized with respect to a Class P Mortgage Loan, in which case the applicable Class P Fraction of such loss will first be allocated to the Class A-P Certificates and the remainder of the loss will be allocated as described above).

(b)

The Group II, Group III, Group C-B and Class A-P Certificates.  Realized Losses on the Group II and Group III Mortgage Loans with respect to any Distribution Date shall be allocated by the Trust Administrator to the Classes of Group II, Group III, Group C-B and Class A-P Certificates as follows:

(iii)

except as provided in the parenthetical below, any Realized Loss on a Group II or Group III Mortgage Loan, other than an Excess Loss, shall be allocated first, to the Group C-B Certificates in decreasing order of their alphanumerical Class designations (beginning with the Class C-B-6 Certificates), until the respective Class Principal Balance of each such Class is reduced to zero, and second, to the Senior Certificates related to such Loan Group (other than the Notional Amount Certificates and the Class P Certificates), pro rata, on the basis of their respective Class Principal Balances (except if the loss is recognized with respect to a Class P Mortgage Loan, in which case the applicable Class P Fraction of such loss will first be allocated to the Class A-P Certificates and the remainder for the loss will be allocated as described above); provided, however, that (A) Realized Losses which would otherwise be allocated to the Class II-A-1 Certificates will instead be allocated to the Class II-A-2 Certificates, until the Class Principal Balance of the Class II-A-2 Certificates is reduced to zero, (B) Realized Losses which would otherwise be allocated to the Class III-A-10 and Class III-A-15 Certificates, up to an amount equal to 41.86% and 58.14%, respectively, of the Class Principal Balance of the Class III-A-12 Certificates for such Distribution Date, and up to a maximum of $418,600 and $581,400, respectively, will instead be allocated to the Class III-A-12 Certificates, until the Class Principal Balance of the Class III-A-12 Certificates is reduced to zero and (C) Realized Losses which would otherwise be allocated to the Class III-A-18, Class III-A-18 and Class III-A-20 Certificates, up to an amount equal to 42.86%, 14.29% and 42.86%, respectively, of the Class Principal Balance of the Class III-A-16 Certificates for such Distribution Date, and up to a maximum of $159,000, $53,000 and $159,000, respectively, will instead be allocated to the Class III-A-16 Certificates, until the Class Principal Balance of the Class III-A-16 Certificates is reduced to zero;

(iv)

Excess Losses for the Group II and Group III Mortgage Loans will be allocated among all Classes of Group II and Group III Certificates (other than the Notional Amount Certificates and the Class P Certificates) and the Group C-B Certificates, pro rata, based on their respective Class Principal Balances (except if the loss is recognized with respect to a Class P Mortgage Loan, in which case the applicable Class P Fraction of such loss will first be allocated to the Class A-P Certificates and the remainder of the loss will be allocated as described above).

(c)

The Group VII, Group VIII, Group D-B and Class A-P Certificates.  Realized Losses on the Group VII and Group VIII Mortgage Loans with respect to any Distribution Date shall be allocated by the Trust Administrator to the Classes of Group VII, Group VIII, Group D-B and Class A-P Certificates as follows:

(i)

except as provided in the parenthetical below, any Realized Loss on a Group VII or Group VIII Mortgage Loan, other than an Excess Loss, shall be allocated first, to the Group D-B Certificates in decreasing order of their alphanumerical Class designations (beginning with the Class D-B-6 Certificates), until the respective Class Principal Balance of each such Class is reduced to zero, and second, to the Senior Certificates related to such Loan Group (other than the Notional Amount Certificates and the Class P Certificates) on the basis of their respective Class Principal Balances (except if the loss is recognized with respect to a Class P Mortgage Loan, in which case the applicable Class P Fraction of such loss will first be allocated to the Class A-P Certificates and the remainder for the loss will be allocated as described above);

(ii)

Excess Losses for the Group VII and Group VIII Mortgage Loans will be allocated among all Classes of Group VII and Group VIII Certificates (other than the Notional Amount Certificates and the Class P Certificates) and the Group D-B Certificates, pro rata, based on their respective Class Principal Balances (except if the loss is recognized with respect to a Class P Mortgage Loan, in which case the applicable Class P Fraction of such loss will first be allocated to the Class A-P Certificates and the remainder of the loss will be allocated as described above).

(d)

On each Distribution Date, if the sum of (i) the aggregate Class Principal Balance of all Group I, Group IV, Group V, Group VI, Group IX and Group B Certificates and (ii) the Class P Fraction of each Class P Mortgage Loan in Loan Group I, Loan Group IV, Loan Group VI and Loan Group IX exceeds the aggregate Stated Principal Balance of the Group I, Group IV, Group V, Group VI and Group IX Mortgage Loans (after giving effect to distributions of principal and the allocation of all losses to such Certificates on such Distribution Date), such excess will be deemed a principal loss and shall be allocated by the Trust Administrator to the most junior Class of Group B Certificates then outstanding, in reduction of its Class Principal Balance.

On each Distribution Date, if the sum of (i) the aggregate Class Principal Balance of all Group II, Group III and Group C-B Certificates and (ii) the Class P Fraction of each Class P Mortgage Loan in Loan Group II and Loan Group III exceeds the aggregate Stated Principal Balance of the Group II and Group III Mortgage Loans (after giving effect to distributions of principal and the allocation of all losses to such Certificates on such Distribution Date), such excess will be deemed a principal loss and shall be allocated by the Trust Administrator to the most junior Class of Group C-B Certificates then outstanding, in reduction of its Class Principal Balance.

On each Distribution Date, if the sum of (i) the aggregate Class Principal Balance of all Group VII, Group VIII and Group D-B Certificates and (ii) the Class P Fraction of each Class P Mortgage Loan in Loan Group VII and Loan Group VIII exceeds the aggregate Stated Principal Balance of the Group VII and Group VIII Mortgage Loans (after giving effect to distributions of principal and the allocation of all losses to such Certificates on such Distribution Date), such excess will be deemed a principal loss and shall be allocated by the Trust Administrator to the most junior Class of Group D-B Certificates then outstanding, in reduction of its Class Principal Balance.

 (e)

Any allocation by the Trust Administrator of Realized Losses to a Certificate or any reduction in the Certificate Balance of a Certificate pursuant to this Section 4.02 shall be accomplished by reducing its Certificate Balance, immediately following the distributions made on the related Distribution Date in accordance with the definition of “Certificate Balance.”

SECTION 4.03

Recoveries.

(a)

With respect to any Class of Certificates (other than the Class P Certificates) to which a Realized Loss has been allocated (including any such Class for which the related Class Principal Balance has been reduced to zero), the Class Principal Balance of such Class will be increased, up to the amount of related Non-PO Recoveries for such Distribution Date as follows:

(i) first, the Class Principal Balance of each Class of Senior Certificates related to the Loan Group from which the Non-PO Recovery was collected, will be increased pro rata, up to the amount of Net Recovery Realized Losses for each such Class, and

(ii) second, the Class Principal Balance of each Class of Group B Certificates (in the case of Non-PO Recoveries on Group I, Group IV, Group V, Group VI and Group IX Mortgage Loans), Group C-B Certificates (in the case of Non-PO Recoveries on Group II and Group III Mortgage Loans) and Group D-B Certificates (in the case of Non-PO Recoveries on Group VII and Group VIII Mortgage Loans), will be increased in order of seniority, up to the amount of Net Recovery Realized Losses for each such Class.

(b)

Any increase to the Class Principal Balance of a Class of Certificates shall increase the Certificate Balance of the related Class pro rata in accordance with each Certificate Percentage Interest.

SECTION 4.04

Monthly Statements to Certificateholders.

(a)

Not later than each Distribution Date, the Trust Administrator shall prepare and cause to be made available to each Certificateholder, the Master Servicer, each Servicer, the Trustee, the Depositor and each Rating Agency, a statement setting forth with respect to the related distribution the items listed in Exhibit S, other than items (i)(j), (ii)(j), (v)(n), (v)(t), (v)(z), (vi)(a)-(d) and (vii)(a)-(g).

The Trust Administrator’s responsibility for disbursing the above information to the Certificateholders is limited to the availability, timeliness and accuracy of the information derived from the Master Servicer and each Servicer which shall be provided as required in Section 4.05.

On each Distribution Date, the Trust Administrator shall provide Bloomberg Financial Markets, L.P. (“Bloomberg”) cusip level factors for each Class of Offered Certificates as of such Distribution Date, using a format and media mutually acceptable to the Trust Administrator and Bloomberg.  In connection with providing the information specified in this Section 4.04 to Bloomberg, the Trust Administrator and any director, officer, employee or agent of the Trust Administrator shall be indemnified and held harmless by DLJMC, to the extent, in the manner and subject to the limitations provided in Section 9.05.  The Trust Administrator will also make the monthly statements to Certificateholders available each month to each party referred to in Section 4.04(a) via the Trust Administrator’s website.  The Trust Administrator’s website can be accessed at http://www.ctslink.com or at such other site as the Trust Administrator may designate from time to time.  Persons that are unable to use the above website are entitled to have a paper copy mailed to them via first class mail by calling the Trust Administrator at 301-815-6600.  The Trust Administrator shall have the right to change the way the reports referred to in this Section are distributed in order to make such distribution more convenient and/or more accessible to the above parties and to the Certificateholders.  The Trust Administrator shall provide timely and adequate notification to all above parties and to the Certificateholders regarding any such change.  The Trust Administrator may fully rely upon and shall have no liability with respect to information provided by the Master Servicer or any Servicer.

(b)

Upon request, within a reasonable period of time after the end of each calendar year, the Trust Administrator shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in items (i)(c), (i)(d), (i)(g), (i)(k), (ii)(c), (ii)(d), (ii)(g), (v)(a), (v)(b) and (v)(m) of Exhibit S aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder.  Such obligation of the Trust Administrator shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trust Administrator pursuant to any requirements of the Code as from time to time in effect.

SECTION 4.05

Servicers and Master Servicer to Cooperate.

Each Servicer, other than WMMSC, shall provide to the Master Servicer the information set forth in Exhibit I and any other information the Master Servicer requires, in such form as the Master Servicer shall reasonably request, or in such form as may be mutually agreed upon between such Servicer and the Master Servicer, with respect to each Mortgage Loan serviced by such Servicer no later than (i) with respect to a Servicer, other than Wells Fargo, twelve noon on the Data Remittance Date, and (ii) with respect to Wells Fargo, on the Data Remittance Date, to enable the Master Servicer to provide such information to the Trust Administrator.

The Master Servicer, with respect to the Mortgage Loans which are not WMMSC Serviced Mortgage Loans, and WMMSC, with respect to the WMMSC Serviced Mortgage Loans, shall provide to the Trust Administrator the information set forth in Exhibit I in such form as the Trust Administrator shall reasonably request no later than twelve noon on the Data Remittance Date to enable the Trust Administrator to calculate the amounts to be distributed to each Class of Certificates and otherwise perform its distribution, accounting and reporting requirements hereunder.

SECTION 4.06

Cross-Collateralization; Adjustment to Available Funds

(a)

On each Distribution Date prior to the Credit Support Depletion Date for the Group I, Group IV, Group V, Group VI and Group IX Certificates, but after the date on which the aggregate Class Principal Balance of any of the Group I, Group IV, Group V, Group VI or Group IX Certificates (other than the applicable Class P Certificates) has been reduced to zero, the Trust Administrator shall distribute the principal portion of Available Distribution Amount on the Mortgage Loans relating to such Certificates that will have been paid in full, to the holders of the Certificates of such other Certificate Group(s) (other than any Class P Certificates).  Such amount shall be allocated among the other Groups, pro rata, based on aggregate Class Principal Balance of the related Senior Certificates and paid to the Senior Certificates in such Group or Groups in the same priority as such Certificates would receive other distributions of principal pursuant to Section 4.01(A); provided, however, that the Trust Administrator shall not make such distribution on such Distribution Date if (a) the Group B Percentage for such Distribution Date is greater than or equal to 200% of the Group B Percentage as of the Closing Date and (b) the average outstanding principal balance of each of the Group I, Group IV, Group V, Group VI and Group IX Mortgage Loans delinquent 60 days or more (including all related REO Property and Mortgage Loans in foreclosure) over the last six months, as a percentage of the related Group B Component Balance, is less than 50%.

On each Distribution Date prior to the Credit Support Depletion Date for the Group II and Group III Certificates, but after the date on which the aggregate Class Principal Balance of either of the Group II or Group III Certificates (other than the applicable Class P Certificates) has been reduced to zero, the Trust Administrator shall distribute the principal portion of Available Distribution Amount on the Mortgage Loans relating to such Certificates that will have been paid in full, to the holders of the Certificates of the other Certificate Group (other than any Class P Certificates).  Such amount shall be paid to the Senior Certificates in such Group in the same priority as such Certificates would receive other distributions of principal pursuant to Section 4.01(A); provided, however, that the Trust Administrator shall not make such distribution on such Distribution Date if (a) the Group C-B Percentage for such Distribution Date is greater than or equal to 200% of the Group C-B Percentage as of the Closing Date and (b) the average outstanding principal balance of each of the Group II and Group III Mortgage Loans delinquent 60 days or more (including all related REO Property and Mortgage Loans in foreclosure) over the last six months, as a percentage of the related Group C-B Component Balance, is less than 50%.

On each Distribution Date prior to the Credit Support Depletion Date for the Group VII and Group VIII Certificates, but after the date on which the aggregate Class Principal Balance of either of the Group VII or Group VIII Certificates (other than the applicable Class P Certificates) has been reduced to zero, the Trust Administrator shall distribute the principal portion of Available Distribution Amount on the Mortgage Loans relating to such Certificates that will have been paid in full, to the holders of the Certificates of the other Certificate Group (other than any Class P Certificates).  Such amount shall be paid to the Senior Certificates in such Group in the same priority as such Certificates would receive other distributions of principal pursuant to Section 4.01(A); provided, however, that the Trust Administrator shall not make such distribution on such Distribution Date if (a) the Group D-B Percentage for such Distribution Date is greater than or equal to 200% of the Group D-B Percentage as of the Closing Date and (b) the average outstanding principal balance of each of the Group VII and Group VIII Mortgage Loans delinquent 60 days or more (including all related REO Property and Mortgage Loans in foreclosure) over the last six months, as a percentage of the related Group D-B Component Balance, is less than 50%.

(b)

If on any Distribution Date the Class Principal Balance of the Group I, Group IV, Group V, Group VI or Group IX Certificates is greater than the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group (net of the applicable Class P Fraction of each applicable Class P Mortgage Loan) (each such Loan Group, an “Undercollateralized Group”), then the Trust Administrator shall reduce the Available Distribution Amount of each other Loan Group (each such Loan Group, an “Overcollateralized Group”), as follows:

(1)

to add to the Available Distribution Amount of each Undercollateralized Group an amount equal to the lesser of (a) one month's interest on the Principal Transfer Amount of the Undercollateralized Group at the Required Coupon for such Loan Group  and (b) the Available Distribution Amount of each Overcollateralized Group remaining after making distributions of interest to the Senior Certificates of each Overcollateralized Group on such Distribution Date pursuant to Section 4.01; and

(2)

to the Senior Certificates of each Undercollateralized Group (other than any Class P Certificates), to the extent of the principal portion of Available Distribution Amount of each Overcollateralized Group remaining after making distributions to the Senior Certificates of such Overcollateralized Group on such Distribution Date pursuant to Section 4.01, until the Class Principal Balance of the Senior Certificates (other than the Class P Certificates) of each Undercollateralized Group equals the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group (less the applicable Class P Fraction of each Class P Mortgage Loan in such Loan Group).  Payments shall be made to the Senior Certificates in each Undercollateralized Group in the same priority as such Certificates would receive other distributions of principal pursuant to Section 4.01(A).

If more than one of Group I, Group IV, Group V, Group VI and Group IX is an Overcollateralized Group on any Distribution Date, reductions in the Available Distribution Amount of such Groups to make the payments required to be made pursuant to 4.06(b) on such Distribution Date shall be made pro rata, based on the Overcollateralization Amount for each Overcollateralized Group.  If more than one of Group I, Group IV, Group V, Group VI and Group IX is an Undercollateralized Group on any Distribution Date, payments made to such Groups from the Overcollateralized Group(s) shall be made pro rata, based on the amount of payments required to be made to the Undercollateralized Groups.

(c)

If on any Distribution Date the Class Principal Balance of the Group II or Group III Certificates is greater than the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group (net of the applicable Class P Fraction of each applicable Class P Mortgage Loan) (such Loan Group, an “Undercollateralized Group”), then the Trust Administrator shall reduce the Available Distribution Amount of the other Loan Group (such Loan Group, an “Overcollateralized Group”), as follows:

(1)

to add to the Available Distribution Amount of the Undercollateralized Group an amount equal to the lesser of (a) one month's interest on the Principal Transfer Amount of the Undercollateralized Group at the Required Coupon for such Loan Group  and (b) the Available Distribution Amount of the Overcollateralized Group remaining after making distributions of interest to the Senior Certificates of the Overcollateralized Group on such Distribution Date pursuant to Section 4.01; and

(2)

to the Senior Certificates of the Undercollateralized Group (other than any Class P Certificates), to the extent of the principal portion of Available Distribution Amount of the Overcollateralized Group remaining after making distributions to the Senior Certificates of the Overcollateralized Group on such Distribution Date pursuant to Section 4.01, until the Class Principal Balance of the Senior Certificates (other than the Class P Certificates) of the Undercollateralized Group equals the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group (less the applicable Class P Fraction of each Class P Mortgage Loan in such Loan Group).  Payments shall be made to the Senior Certificates in the Undercollateralized Group in the same priority as such Certificates would receive other distributions of principal pursuant to Section 4.01(A).

(d)

If on any Distribution Date the Class Principal Balance of the Group VII or Group VIII Certificates is greater than the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group (net of the applicable Class P Fraction of each applicable Class P Mortgage Loan) (such Loan Group, an “Undercollateralized Group”), then the Trust Administrator shall reduce the Available Distribution Amount of the other Loan Group (such Loan Group, an “Overcollateralized Group”), as follows:

(1)

to add to the Available Distribution Amount of the Undercollateralized Group an amount equal to the lesser of (a) one month's interest on the Principal Transfer Amount of the Undercollateralized Group at the Required Coupon for such Loan Group  and (b) the Available Distribution Amount of the Overcollateralized Group remaining after making distributions of interest to the Senior Certificates of the Overcollateralized Group on such Distribution Date pursuant to Section 4.01; and

(2)

to the Senior Certificates of the Undercollateralized Group (other than any Class P Certificates), to the extent of the principal portion of Available Distribution Amount of the Overcollateralized Group remaining after making distributions to the Senior Certificates of the Overcollateralized Group on such Distribution Date pursuant to Section 4.01, until the Class Principal Balance of the Senior Certificates (other than the Class P Certificates) of the Undercollateralized Group equals the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group (less the applicable Class P Fraction of each Class P Mortgage Loan in such Loan Group).  Payments shall be made to the Senior Certificates in the Undercollateralized Group in the same priority as such Certificates would receive other distributions of principal pursuant to Section 4.01(A).

SECTION 4.07

Distributions in Reduction of Special Retail Certificates

(a)

Except as provided in subclauses (d) and (f) below, on each Distribution Date on which distributions in reduction of the Class Principal Balance of a Class of Special Retail Certificates are made, such distributions will be made in the following priority:

(i)

any request by the personal representative of a Deceased Holder or by a surviving tenant by the entirety, by a surviving joint tenant or by a surviving tenant in common or other Person empowered to act on behalf of such Deceased Holder upon his or her death, in an amount up to but not exceeding $100,000 per request; and

(ii)

any request by a Living Holder, in an amount up to but not exceeding $10,000 per request.

Thereafter, distributions will be made as provided in clauses (i) and (ii) above up to a second $100,000 and $10,000 per request, respectively.  This sequence of priorities will be repeated for each request for principal distributions made by the Beneficial Holders of the related Class of Special Retail Certificates until all such requests have been honored.

Requests for distributions in reduction of the Certificate Balances of each Class of Special Retail Certificates presented on behalf of the related Deceased Holders in accordance with the provisions of clause (i) above will be accepted in the order of their receipt by DTC.  Requests for distributions in reduction of the Certificate Balance of the related Class of Special Retail Certificates presented in accordance with the provisions of clause (ii) above will be accepted in the order of priority established by the random lot procedures of DTC after all requests with respect to such Certificates presented in accordance with clause (i) have been honored.  All requests for distributions in reduction of the Certificate Balances of the related Class of Special Retail Certificates with respect to any Distribution Date shall be made in accordance with Section 4.07(c) below and must be received by DTC and forwarded to, and received by, the Trust Administrator no later than the close of business on the related Record Date.  Requests for distributions which are received by DTC and forwarded to the Trust Administrator after the related Record Date and requests, in either case, for distributions timely received but not accepted with respect to any Distribution Date, will be treated as requests for distributions in reduction of the Certificate Balances of the related Class of Special Retail Certificates on the next succeeding Distribution Date, and each succeeding Distribution Date thereafter, until each such request is accepted or is withdrawn as provided in Section 4.07(c).  Such requests as are not so withdrawn shall retain their order of priority without the need for any further action on the part of the appropriate Beneficial Holder of such Special Retail Certificate, all in accordance with the procedures of DTC and the Trust Administrator.  Upon the transfer of beneficial ownership of any Class of Special Retail Certificates, any distribution request previously submitted with respect to such Class of Special Retail Certificates will be deemed to have been withdrawn only upon the receipt by the Trust Administrator of notification of such withdrawal using a form required by DTC.

Distributions in reduction of the Certificate Balance of a Class of Special Retail Certificates will be applied, in the aggregate, to the Classes of Special Retail Certificates in an amount equal to the portion of the Available Distribution Amount distributable to the Classes of Special Retail Certificates pursuant to Section 4.01, plus any amounts available for distribution from the related Special Retail Rounding Accounts, pursuant to Section 4.07(e), provided that the aggregate distribution in reduction of the Class Principal Balance of a Class of Special Retail Certificates on any Distribution Date is made in an integral multiple of $1,000.

(b)

A “Deceased Holder” is a Beneficial Holder of a Class of Special Retail Certificate who was living at the time such interest was acquired and whose authorized personal representative, surviving tenant by the entirety, surviving joint tenant or surviving tenant in common or other person empowered to act on behalf of such Beneficial Holder upon his or her death, causes to be furnished to the Trust Administrator a certified copy of the death certificate of such Beneficial Holder and any additional evidence of death required by and satisfactory to the Trust Administrator and any tax waivers requested by the Trust Administrator.  The Class of Special Retail Certificates beneficially owned by tenants by the entirety, joint tenants or tenants in common will be considered to be beneficially owned by a single owner.  The death of a tenant by the entirety, joint tenant or tenant in common will be deemed to be the death of the Beneficial Holder, and the Class of Special Retail Certificates so beneficially owned will be eligible for priority with respect to distributions in reduction of the Class Principal Balance of the related Class of Special Retail Certificates, subject to the limitations stated above. The Class of Special Retail Certificates beneficially owned by a trust will be considered to be beneficially owned by each beneficiary of the trust to the extent of such beneficiary’s beneficial interest therein, but in no event will a trust’s beneficiaries collectively be deemed to be Beneficial Holders of a number of Individual Special Retail Certificates greater than the number of Individual Special Retail Certificates of which such trust is the beneficial owner.  The death of a beneficiary of a trust will be deemed to be the death of a Beneficial Holder of the Class of Special Retail Certificates beneficially owned by the trust to the extent of such beneficiary’s beneficial interest in such trust.  The death of an individual who was a tenant by the entirety, joint tenant or tenant in common in a tenancy which is the beneficiary of a trust will be deemed to be the death of the beneficiary of the trust.  The death of a person who, during his or her lifetime, was entitled to substantially all of the beneficial ownership interests in the Class of Special Retail Certificates will be deemed to be the death of the Beneficial Holder of such Class of Special Retail Certificates regardless of the registration of ownership of such Certificates, if such beneficial interest can be established to the satisfaction of the Trust Administrator.  Such beneficial interest will be deemed to exist in typical cases of street name or nominee ownership, ownership by a trustee, ownership under the Uniform Gifts to Minors Act and community property or other joint ownership arrangements between a husband and wife.  Beneficial interests shall include the power to sell, transfer or otherwise dispose of a Class of Special Retail Certificate and the right to receive the proceeds therefrom, as well as interest and distributions in reduction of the Certificate Balances of the related Class of Special Retail Certificates payable with respect thereto.  The Trust Administrator shall not be under any duty to determine independently the occurrence of the death of any deceased Beneficial Holder.  The Trust Administrator may rely entirely upon documentation delivered to it pursuant to Section 4.07(a) in establishing the eligibility of any Beneficial Holder to receive the priority accorded Deceased Holders in Section 4.07(a).

(c)

Requests for distributions in reduction of the Certificate Balance of a Class of Special Retail Certificate must be made by delivering a written request therefor to a Participant or Indirect Participant that maintains the account evidencing the Beneficial Holder’s interest in such Class of Special Retail Certificate.  Such Participant or Indirect Participant should in turn make the request of DTC (or, in the case of an Indirect Participant, such Indirect Participant must notify the related Participant of such request, which Participant should make the request of DTC) on a form required by DTC and provided to the Participant.  Upon receipt of such request, DTC will date and time stamp such request and forward such request to the Trust Administrator.  DTC may establish such procedures as it deems fair and equitable to establish the order of receipt or requests for such distributions received by it on the same day.  The Trust Administrator shall not be liable for any delay in delivery of requests for distributions or withdrawals of such requests by DTC, a Participant or any Indirect Participant.

In the event any requests for distributions in reduction of the Certificate Balance of a Class of Special Retail Certificate are rejected by the Trust Administrator for failure to comply with the requirements of this Section 4.07, the Trust Administrator shall return such requests to the appropriate Participant with a copy to DTC with an explanation as to the reason for such rejection.

The Trust Administrator shall maintain a list of those Participants representing the Beneficial Holders of the Classes of Special Retail Certificates that have submitted requests for distributions in reduction of the Certificate Balances of such Classes of Special Retail Certificates, together with the order of receipt and the amounts of such requests.  The Trust Administrator shall notify DTC and the appropriate Participants as to which requests should be honored on each Distribution Date.  Requests shall be honored by DTC in accordance with the procedures, and subject to the priorities and limitations, described in this Section 4.07.  The exact procedures to be followed by the Trust Administrator and DTC for purposes of determining such priorities and limitations shall be those established from time to time by the Trust Administrator or DTC, as the case may be.  The decisions of the Trust Administrator and DTC concerning such matters shall be final and binding on all affected Persons.

Payments in reduction of the Certificate Balance of a Class of Special Retail Certificate shall be made on the applicable Distribution Date and the Certificate Balances as to which such payments are made shall cease to bear interest after the last day of the month preceding the month in which such Distribution Date occurs.

Any Beneficial Holder of a Class of Special Retail Certificate which has requested a distribution may withdraw its request by so notifying in writing the Participant or Indirect Participant that maintains such Beneficial Holder’s account.  In the event that such account is maintained by an Indirect Participant, such Indirect Participant must notify the related Participant which in turn must forward the withdrawal of such request, on a form required by DTC, to the Trust Administrator.  If such notice of withdrawal of a request for distribution has not been received by DTC and forwarded to the Trust Administrator on or before the Record Date for the next Distribution Date, the previously made request for distribution will be irrevocable with respect to the making of distributions in reduction of the Certificate Balance of such Class of Special Retail Certificate on such Distribution Date.

(d)

To the extent, if any, that distributions in reduction of the Class Principal Balance of the Classes of Special Retail Certificates on a Distribution Date exceed the aggregate Certificate Balances of the Classes of Special Retail Certificates with respect to which distribution requests have been received by the related Record Date, as provided in Section 4.07(a) above, distributions in reduction of the Class Principal Balance of the related Classes of Special Retail Certificates will be made by mandatory distributions in reduction thereof.  The Trust Administrator shall notify DTC of the aggregate amount of the mandatory distribution in reduction of the Class Principal Balance of the related Classes of Special Retail Certificates to be made on the next Distribution Date.  DTC shall then allocate such aggregate amount among its Participants on a random lot basis.  Each Participant and, in turn, each Indirect Participant, will then select, in accordance with its own procedures, Individual Special Retail Certificates from among those held in its accounts to receive mandatory distributions in reduction of such Classes of Special Retail Certificates, such that the total amount so selected is equal to the aggregate amount of such mandatory distributions allocated to such Participant by DTC and to such Indirect Participant by its related Participant, as the case may be.  Participants and Indirect Participants which hold the Classes of Special Retail Certificates selected for mandatory distributions in reduction of the Class Principal Balance are required to provide notice of such mandatory distributions to the affected Beneficial Holders.

(e)

On the Closing Date, the Special Retail Rounding Accounts shall be established with the Trust Administrator and Credit Suisse First Boston LLC shall cause to be initially deposited the sum of $999.99 in each Special Retail Rounding Account.  Funds in the Special Retail Rounding Account shall be held uninvested.  On each Distribution Date on which a distribution is made in reduction of the Class Principal Balance of a Class of Special Retail Certificates, funds on deposit in the related Special Retail Rounding Account shall be, to the extent needed, withdrawn by the Trust Administrator and applied to round upward to an integral multiple of $1,000 the aggregate distribution in reduction of the Class Principal Balance to be made on such Class of Special Retail Certificates.  Rounding of such distribution on such Class of Special Retail Certificates shall be accomplished, on the first such Distribution Date, by withdrawing from the related Special Retail Rounding Account the amount of funds, if any, needed to round the amount otherwise available for such distribution in reduction of the Class Principal Balance of such Class of Special Retail Certificates upward to the next integral multiple of $1,000.  On each succeeding Distribution Date on which distributions in reduction of the Class Principal Balance of such Class of Special Retail Certificates are to be made, the aggregate amount of such distributions allocable to such Class of Special Retail Certificates shall be applied first to repay any funds withdrawn from the related Special Retail Rounding Account and not previously repaid, and then the remainder of such allocable amount, if any, shall be similarly rounded upward and applied as distributions in reduction of the Class Principal Balance of such Class of Special Retail Certificates; this process shall continue on succeeding Distribution Dates until the Class Principal Balance of such Class of Special Retail Certificates has been reduced to zero.

(f)

Notwithstanding anything herein to the contrary, on the Distribution Date on which distributions in reduction of the Class Principal Balance of a Class of Special Retail Certificates will reduce the Class Principal Balance thereof to zero or in the event that distributions in reduction of the Class Principal Balance of a Class of Special Retail Certificates are made in accordance with the provisions set forth in Section 4.07(g), an amount equal to the difference between $1,000 and the sum then held in the related Special Retail Rounding Account shall be paid from the Available Distribution Amount for such Distribution Date to such Special Retail Rounding Account.  Any funds then on deposit in such Special Retail Rounding Account shall be distributed to Credit Suisse First Boston LLC as holder of the related Master REMIC Rounding Account Regular Interest.

(g)

Notwithstanding any provisions herein to the contrary, on each Distribution Date following the first Distribution Date on or after the Credit Support Depletion Date, distributions in reduction of the Class Principal Balances of the Special Retail Certificates will be made among the Holders of the related Class of the Special Retail Certificates, pro rata, based on Certificate Balances, and will not be made in integral multiples of $1,000 or pursuant to requested distributions or mandatory distributions by random lot.

In the event that Definitive Certificates representing the Special Retail Certificates are issued pursuant to Section 6.09, an amendment to this Agreement, which may be approved without the consent of any Certificateholders, shall establish procedures relating to the manner in which distributions in reduction of the Class Principal Balances of the Special Retail Certificates are to be made; provided that such procedures shall be consistent, to the extent practicable and customary for certificates similar to the Special Retail Certificates, with the provisions of this Section 4.07.

SECTION 4.08

The Yield Maintenance Agreement.

(a)

On the Closing Date, the Trust Administrator shall establish and maintain in its name on behalf of the Trustee, in trust for the benefit of the Class IX-A-9 Certificates, the Yield Maintenance Account.  The Yield Maintenance Account shall be an Eligible Account, and funds on deposit therein shall be held separate and apart from, and shall not be commingled with, any other moneys, including without limitation, other moneys held by the Trust Administrator pursuant to this Agreement.  The Yield Maintenance Account shall be an asset of the Supplemental Interest Trust, but will not be an asset of any REMIC.

(b)

The Trustee is hereby directed by the Depositor, on or before the Closing Date, to enter into the Yield Maintenance Agreement on behalf of the Supplemental Interest Trust for the benefit of the Holders of the Class IX-A-9 Certificates, in the form presented to it by the Depositor.  Neither the Trustee nor the Trust Administrator shall have any responsibility for the contents, adequacy or sufficiency of the Yield Maintenance Agreement, including, without limitation, any representations and warranties contained therein.  The Yield Maintenance Agreement will be an asset of the Supplemental Interest Trust but will not be an asset of any REMIC.  Any funds payable by the Trust Administrator under the Yield Maintenance Agreement to the Cap Counterparty shall be paid by the Depositor.  Notwithstanding anything to the contrary contained herein or in the Yield Maintenance Agreement, neither the Trustee nor the Trust Administrator shall be required to make any payments to the Yield Maintenance Agreement Counterparty under the Yield Maintenance Agreement.

(c)

The Trust Administrator shall deposit any Yield Maintenance Agreement Payments received with respect to the Yield Maintenance Agreement into the Yield Maintenance Account.

(d)

The Trust Administrator shall prepare and deliver any notices required to be delivered to the Yield Maintenance Agreement Counterparty under the Yield Maintenance Agreement.

(e)

The Trust Administrator shall on behalf of the Trustee terminate the Yield Maintenance Agreement Counterparty upon the occurrence of an Event of Default (as defined under the Yield Maintenance Agreement) under the Yield Maintenance Agreement of which a Responsible Officer of the Trust Administrator has actual knowledge.  Upon such a termination, the Yield Maintenance Agreement Counterparty may be required to pay an amount to the Trust Administrator in respect of market quotations for the replacement cost of the Yield Maintenance Agreement.

(f)

On each Distribution Date on or prior to the Yield Maintenance Agreement Termination Date for the Class IX-A-9 Certificates, the Trust Administrator shall distribute Yield Maintenance Agreement Payments on deposit in the Yield Maintenance Account to the Class IX-A-9 Certificates to pay any Yield Maintenance Amount for the Class IX-A-9 Certificates for that Distribution Date.

(g)

Funds in the Yield Maintenance Account may be invested in Eligible Investments by the Trust Administrator at the direction of the Depositor maturing on or prior to the next succeeding Distribution Date.  The Trust Administrator shall account for the  Yield Maintenance Account as an outside reserve fund within the meaning of Treasury regulation 1.860G-2(h) and not an asset of any REMIC created pursuant to this Agreement.  The Trust Administrator shall treat amounts paid by the Yield Maintenance Account as payments made from outside each of the REMICs for all federal tax purposes.  Any net investment earnings on such amounts shall be payable to the Depositor.  The Depositor will be the owner of the  Yield Maintenance Account for federal tax purposes and the Depositor shall direct the Trust Administrator in writing as to the investment of amounts therein.  In the absence of such written direction, all funds in the Yield Maintenance Account shall remain uninvested.  The Trust Administrator shall have no liability for losses on investments in Eligible Investments made pursuant to this Section 4.08(g) (other than as obligor on any such investments).  Upon termination of the Supplemental Interest Trust, any amounts remaining in the Yield Maintenance Account shall be distributed to Credit Suisse First Boston LLC.

(h)

On the Distribution Date immediately after the earlier of the Distribution Date on which the Class Principal Balance of the Class IX-A-9 Certificates equals zero or the Yield Maintenance Agreement Termination Date for the Class IX-A-9 Certificates, any amounts on deposit in the Yield Maintenance Account not payable on the Class IX-A-9 Certificates shall be distributed to the Depositor.

ARTICLE V

ADVANCES BY THE MASTER SERVICER AND SERVICERS

SECTION 5.01

Advances by the Master Servicer and Servicers.

With respect to the Non-Designated Mortgage Loans, each Servicer shall deposit in the related Collection Account as Advances, an amount equal to all Scheduled Payments (with interest at the Mortgage Rate less the related Servicing Fee Rate) which were due on such Non-Designated Mortgage Loans serviced by it during the applicable Collection Period and which were delinquent at the close of business on the immediately preceding Determination Date.  Each Servicer’s obligation to make such Advances as to any related Non-Designated Mortgage Loan will continue through the last Scheduled Payment due prior to the payment in full of such Non-Designated Mortgage Loan, or through the date that the related Mortgaged Property has, in the judgment of such Servicer, been completely liquidated.  No Servicer shall be required to advance shortfalls of principal or interest resulting from the application of the Relief Act.

With respect to any Non-Designated Mortgage Loan, if the amount of Advances received from a Servicer, other than WMMSC, is less than the amount required to be advanced by such Servicer, the Master Servicer shall be obligated to remit to the Trust Administrator, for deposit by the Trust Administrator in the Certificate Account, a payment in an amount equal to such deficiency, subject to any determination by the Master Servicer that any portion of the amount required to be advanced is a Nonrecoverable Advance.

With respect to any Non-Designated Mortgage Loan, to the extent required by Accepted Servicing Practices, the Master Servicer and each Servicer shall be obligated to make Advances in accordance with the provisions of this Agreement; provided, however, that such obligation with respect to any related Non-Designated Mortgage Loan shall cease if the Master Servicer or a Servicer determines, in its reasonable opinion, that Advances with respect to such Non-Designated Mortgage Loan are Nonrecoverable Advances. In the event that the Master Servicer or such Servicer determines that any such advances are Nonrecoverable Advances, the Master Servicer or such Servicer shall provide the Trust Administrator with a certificate signed by a Servicing Officer evidencing such determination.  Upon the Trust Administrator’s receipt of such certificate, the Trust Administrator shall send a copy of such certificate to the Trustee.

With respect to any of the Non-Designated Mortgage Loans, if an Advance is required to be made hereunder by a Servicer, such Servicer shall on the Cash Remittance Date either (i) deposit in the Collection Account from its own funds an amount equal to such Advance, (ii) cause to be made an appropriate entry in the records of the Collection Account that funds in such account being held for future distribution or withdrawal have been, as permitted by this Section 5.01, used by such Servicer to make such Advance or (iii) make Advances in the form of any combination of clauses (i) and (ii) aggregating the amount of such Advance. Any such funds being held in a Collection Account for future distribution and so used shall be replaced by such Servicer from its own funds by deposit in such Collection Account, or from other funds in the Collection Account being held for future distributions, on or before any future Distribution Date in which such funds would be due.

With respect to any Designated Mortgage Loan, the Master Servicer shall make Advances as required by Section 3.20(b) of this Agreement.

ARTICLE VI

THE CERTIFICATES

SECTION 6.01

The Certificates.

The Certificates shall be in substantially the forms set forth in Exhibits A through H hereto, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Agreement or as may in the reasonable judgment of the Trust Administrator or the Depositor be necessary, appropriate or convenient to comply, or facilitate compliance, with applicable laws, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange on which any of the Certificates may be listed, or as may, consistently herewith, be determined by the officers executing such Certificates, as evidenced by their execution thereof.

Subject to Section 10.02 respecting the final distribution on the Certificates, on each Distribution Date the Trust Administrator shall make distributions to each Certificateholder of record on the preceding Record Date either (x) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if (i) such Holder has so notified the Trust Administrator at least five Business Days prior to the related Record Date and (ii) such Holder shall hold (A) a Notional Amount Certificate, (B) 100% of the Class Principal Balance of any Class of Certificates or (C) Certificates of any Class with aggregate principal Denominations of not less than $1,000,000 or (y) by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register.

The definitive Certificates shall be printed, typewritten, lithographed or engraved or produced by any combination of these methods or may be produced in any other manner permitted by the rules of any securities exchange on which any of the Certificates may be listed, all as determined by the officers executing such Certificates, as evidenced by their execution thereof.

The Certificates shall be issuable in registered form, in the minimum denominations, integral multiples in excess thereof (except that one Certificate in each Class may be issued in a different amount which must be in excess of the applicable minimum denomination) and aggregate denominations per Class set forth in the Preliminary Statement.

The Certificates shall be executed by manual or facsimile signature on behalf of the Trust Administrator by a Responsible Officer.  Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures were affixed, authorized to sign on behalf of the Trust Administrator shall bind the Trust Administrator, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the authentication and delivery of such Certificates or did not hold such offices at the date of such Certificate.  No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless there appears on such Certificate a certificate of authentication executed by the Trust Administrator by manual signature, and such certificate of authentication upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly authenticated and delivered hereunder.  All Certificates shall be dated the date of their authentication.

SECTION 6.02

Registration of Transfer and Exchange of Certificates.

(a)

The Trust Administrator shall maintain, or cause to be maintained, a Certificate Register in which, subject to such reasonable regulations as it may prescribe, the Trust Administrator shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided.  Upon surrender for registration of transfer of any Certificate, the Trust Administrator shall execute, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Certificates in like aggregate interest and of the same Class.

(b)

At the option of a Certificateholder, Certificates may be exchanged for other Certificates of authorized denominations and the same aggregate interest in the Trust Fund and of the same Class, upon surrender of the Certificates to be exchanged at the office or agency of the Trust Administrator set forth in Section 6.06.  Whenever any Certificates are so surrendered for exchange, the Trust Administrator shall execute, authenticate and deliver the Certificates which the Certificateholder making the exchange is entitled to receive.  Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator duly executed by the Holder thereof or his attorney duly authorized in writing.

(c)

No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

(d)

All Certificates surrendered for registration of transfer and exchange shall be canceled and subsequently destroyed by the Trust Administrator in accordance with the Trust Administrator’s customary procedures.

(e)

No transfer of any Private Certificate shall be made unless that transfer is made pursuant to an effective registration statement under the 1933 Act and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification.  Except in connection with any transfer of a Private Certificate by the Depositor to any affiliate, in the event that a transfer is to be made in reliance upon an exemption from the 1933 Act and such laws, in order to assure compliance with the 1933 Act and such laws, the Certificateholder desiring to effect such transfer shall certify to the Trust Administrator in writing the facts surrounding the transfer in substantially the form set forth in Exhibit M (the “Transferor Certificate”) and such Certificateholder’s prospective transferee shall (i) deliver a letter in substantially the form of either (A) Exhibit N-1 (the “Investment Letter”), provided that all of the Private Certificates of a Class shall be transferred to one investor or the Depositor otherwise consents to such transfer, or (B) Exhibit N-2 (the “Rule 144A Letter”) or (ii) there shall be delivered to the Trust Administrator at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the 1933 Act and the Depositor consents to such transfer.  The Depositor shall provide to any Holder of a Private Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Private Certificate without registration thereof under the 1933 Act pursuant to the registration exemption provided by Rule 144A.  The Trust Administrator shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence.  Each Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trust Administrator, the Depositor, the Sellers, the Master Servicer and each Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

(f)

No transfer of an ERISA Restricted Certificate shall be made unless the Trust Administrator shall have received in accordance with Exhibit N-1, Exhibit N-2 or Exhibit O, as applicable, either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trust Administrator, to the effect that such transferee is not an employee benefit plan or other retirement arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or a person using the assets of any such plan or other retirement arrangement, which representation letter shall not be an expense of the Trust Administrator or the Trust Fund, (ii) if the purchaser is an insurance company and the Certificate has been the subject of an ERISA-Qualifying Underwriting, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such Certificate presented for registration in the name of an employee benefit plan or other retirement arrangement subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a person using such plan’s or arrangement’s assets, an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Depositor, the Trustee, the Trust Administrator, the Master Servicer, the Special Servicer, the Servicers or any other servicers to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of such parties or the Trust Fund.  In the event the representations referred to in the preceding sentence are not furnished, such representations shall be deemed to have been made to the Trust Administrator by the transferee’s acceptance of an ERISA-Restricted Certificate by any beneficial owner who purchases an interest in such Certificate in book-entry form.  In the event that a representation is violated, or any attempt to transfer an ERISA-Restricted Certificate to a plan or other retirement arrangement or person using a plan’s or arrangement’s assets is attempted without the delivery to the Trust Administrator of the Opinion of Counsel described above, the attempted transfer or acquisition of such Certificate shall be void and of no effect.

(g)

Additional restrictions on transfers of the Residual Certificates to Disqualified Organizations are set forth below:

(i)

Each Person who has or who acquires any ownership interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such ownership interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Trust Administrator or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale. The rights of each Person acquiring any ownership interest in a Residual Certificate are expressly subject to the following provisions:

(A)

Each Person holding or acquiring any ownership interest in a Residual Certificate shall be other than a Disqualified Organization and shall promptly notify the Trust Administrator of any change or impending change in its status as other than a Disqualified Organization.

(B)

In connection with any proposed transfer of any ownership interest in a Residual Certificate to a U.S. Person, the Trust Administrator shall require delivery to it, and shall not register the transfer of a Residual Certificate until its receipt of (1) an affidavit and agreement (a “Transferee Affidavit and Agreement” attached hereto as Exhibit O) from the proposed transferee, in form and substance satisfactory to the Trust Administrator, representing and warranting, among other things, that it is not a non-U.S. Person, that such transferee is other than a Disqualified Organization, that it is not acquiring its ownership interest in a Residual Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not other than a Disqualified Organization, that for so long as it retains its ownership interest in a Residual Certificate, it will endeavor to remain other than a Disqualified Organization, and that it has reviewed the provisions of this Section 6.02(g) and agrees to be bound by them, and (2) a certificate, attached hereto as Exhibit P, from the Holder wishing to transfer a Residual Certificate, in form and substance satisfactory to the Trust Administrator, representing and warranting, among other things, that no purpose of the proposed transfer is to allow such Holder to impede the assessment or collection of tax.

(C)

Notwithstanding the delivery of a Transferee Affidavit and Agreement by a proposed transferee under clause (B) above, if the Trust Administrator has actual knowledge that the proposed transferee is not other than a Disqualified Organization, no transfer of an ownership interest in a Residual Certificate to such proposed transferee shall be effected.

(D)

Each Person holding or acquiring any ownership interest in a Residual Certificate agrees, by holding or acquiring such ownership interest, to require a Transferee Affidavit and Agreement from the other Person to whom such Person attempts to transfer its ownership interest and to provide a certificate to the Trust Administrator in the form attached hereto as Exhibit P.

(ii)

The Trust Administrator shall register the transfer of any Residual Certificate only if it shall have received the Transferee Affidavit and Agreement, a certificate of the Holder requesting such transfer in the form attached hereto as Exhibit P and all of such other documents as shall have been reasonably required by the Trust Administrator as a condition to such registration.

(iii)

(A)  If any Disqualified Organization shall become a Holder of a Residual Certificate, then the last preceding Holder that was other than a Disqualified Organization shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such transfer of such Residual Certificate.  If any non-U.S. Person shall become a Holder of a Residual Certificate, then the last preceding Holder that is a U.S. Person shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of the transfer to such non-U.S. Person of such Residual Certificate. If a transfer of a Residual Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Holder that was other than a Disqualified Organization shall be restored, to the extent permitted by law, to all rights and obligations as Holder thereof retroactive to the date of registration of such transfer of such Residual Certificate. The Trust Administrator shall be under no liability to any Person for any registration of transfer of a Residual Certificate that is in fact not permitted by this Section 6.02(g) or for making any payments due on such Certificate to the Holder thereof or for taking any other action with respect to such Holder under the provisions of this Agreement.

(B)

If any purported transferee of a Residual Certificate shall become a Holder of a Residual Certificate in violation of the restrictions in this Section 6.02(g) and to the extent that the retroactive restoration of the rights of the Holder of such Residual Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Depositor shall have the right, without notice to the Holder or any prior Holder of such Residual Certificate, to sell such Residual Certificate to a purchaser selected by the Depositor on such terms as the Depositor may choose.  Such purported transferee shall promptly endorse and deliver a Residual Certificate in accordance with the instructions of the Depositor.  Such purchaser may be the Depositor itself or any affiliate of the Depositor.  The proceeds of such sale, net of the commissions (which may include commissions payable to the Depositor or its affiliates), expenses and taxes due, if any, shall be remitted by the Depositor to such purported transferee.  The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Depositor, and the Depositor shall not be liable to any Person having an ownership interest or a purported ownership interest in a Residual Certificate as a result of its exercise of such discretion.

(iv)

The Master Servicer and each Servicer, on behalf of the Trust Administrator, shall make available, upon written request from the Trust Administrator, all information reasonably available to it that is necessary to compute any tax imposed (A) as a result of the transfer of an ownership interest in a Residual Certificate to any Person who is not other than a Disqualified Organization, including the information regarding “excess inclusions” of such Residual Certificate required to be provided to the Internal Revenue Service and certain Persons as described in Treasury Regulation Section 1.860D-1(b)(5), and (B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organizations described in Section 1381 of the Code having as among its record holders at any time any Person who is not other than a Disqualified Organization.  Reasonable compensation for providing such information may be required by the Master Servicer, the Trust Administrator or the Servicer from such Person.

(v)

The provisions of this Section 6.02(g) set forth prior to this Section (v) may be modified, added to or eliminated by the Depositor, provided that there shall have been delivered to the Trust Administrator the following:

(A)

written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current rating of the Certificates; and

(B)

a certificate of the Depositor stating that the Depositor has received an Opinion of Counsel, in form and substance satisfactory to the Depositor, to the effect that such modification, addition to or elimination of such provisions will not cause the Trust Fund to cease to qualify as a REMIC and will not create a risk that (i) the Trust Fund may be subject to an entity-level tax caused by the transfer of a Residual Certificate to a Person which is not other than a Disqualified Organization or (2) a Certificateholder or another Person will be subject to a REMIC-related tax caused by the transfer of applicable Residual Certificate to a Person which is not other than a Disqualified Organization.

(vi)

The following legend shall appear on each Residual Certificate:

ANY RESALE, TRANSFER OR OTHER DISPOSITION OF THIS CERTIFICATE MAY BE MADE ONLY IF THE PROPOSED TRANSFEREE PROVIDES A TRANSFER AFFIDAVIT TO THE SERVICER AND THE TRUST ADMINISTRATOR THAT (1) SUCH TRANSFEREE IS NOT (A) THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, OR ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING, (B) ANY ORGANIZATION (OTHER THAN A COOPERATIVE DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER 1 OF THE CODE UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX IMPOSED BY SECTION 511 OF THE CODE, (C) ANY ORGANIZATION DESCRIBED IN SECTION 1381(a)(2)(C) OF THE CODE (ANY SUCH PERSON DESCRIBED IN THE FOREGOING CLAUSES (A), (B), OR (C) BEING HEREINAFTER REFERRED TO AS A “DISQUALIFIED ORGANIZATION”), OR (D) AN AGENT OF A DISQUALIFIED ORGANIZATION AND (2) NO PURPOSE OF SUCH TRANSFER IS TO ENABLE THE TRANSFEROR TO IMPEDE THE ASSESSMENT OR COLLECTION OF TAX. SUCH AFFIDAVIT SHALL INCLUDE CERTAIN REPRESENTATIONS AS TO THE FINANCIAL CONDITION OF THE PROPOSED TRANSFEREE. NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE REGISTER OF ANY TRANSFER, SALE OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED ORGANIZATION OR AN AGENT OF A DISQUALIFIED ORGANIZATION, SUCH REGISTRATION SHALL BE DEEMED TO BE OF NO LEGAL FORCE OR EFFECT WHATSOEVER AND SUCH PERSON SHALL NOT BE DEEMED TO BE A CERTIFICATEHOLDER FOR ANY PURPOSE HEREUNDER, INCLUDING, BUT NOT LIMITED TO, THE RECEIPT OF DISTRIBUTIONS ON THIS CERTIFICATE. EACH HOLDER OF THIS CERTIFICATE BY ACCEPTANCE OF THIS CERTIFICATE SHALL BE DEEMED TO HAVE CONSENTED TO THE PROVISIONS OF THIS PARAGRAPH.

(h)

The Trust Administrator shall have no liability to the Trust Fund arising from a transfer of any such Certificate in reliance upon a certification, ruling or Opinion of Counsel described in this Section 6.02; provided, however, that the Trust Administrator shall not register the transfer of any Residual Certificate if it has actual knowledge that the proposed transferee does not meet the qualifications of a permitted Holder of a Residual Certificate as set forth in this Section 6.02.

SECTION 6.03

Mutilated, Destroyed, Lost or Stolen Certificates.

If (a) any mutilated Certificate is surrendered to the Trust Administrator, or the Trust Administrator receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to each Servicer, the Trustee and the Trust Administrator such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Trustee and the Trust Administrator that such Certificate has been acquired by a bona fide purchaser, the Trust Administrator shall execute, authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and interest in the Trust Fund.  In connection with the issuance of any new Certificate under this Section 6.03, the Trust Administrator may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trust Administrator) connected therewith.  Any replacement Certificate issued pursuant to this Section 6.03 shall constitute complete and indefeasible evidence of ownership in the Trust Fund, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

SECTION 6.04

Persons Deemed Owners.

Prior to due presentation of a Certificate for registration of transfer, each Servicer, the Trust Administrator, and any agent of the Master Servicer or any Servicer, the Trust Administrator may treat the person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and none of the Master Servicer or the Servicers, the Trust Administrator, nor any agent of the Master Servicer or a Servicer or the Trust Administrator shall be affected by any notice to the contrary.

SECTION 6.05

Access to List of Certificateholders’ Names and Addresses.

(a)

If three or more Certificateholders (i) request in writing from the Trust Administrator a list of the names and addresses of Certificateholders, (ii) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and (iii) provide a copy of the communication which such Certificateholders propose to transmit, then the Trust Administrator shall, within ten Business Days after the receipt of such request, afford such Certificateholders access during normal business hours to a current list of the Certificateholders.  The expense of providing any such information requested by a Certificateholder shall be borne by the Certificateholders requesting such information and shall not be borne by the Trust Administrator or the Trustee.  Every Certificateholder, by receiving and holding a Certificate, agrees that the Trustee and the Trust Administrator shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

(b)

The Master Servicer and each Servicer, so long as it is a servicer hereunder, the Sellers and the Depositor shall have unlimited access to a list of the names and addresses of the Certificateholders which list shall be provided by the Trust Administrator promptly upon request.

SECTION 6.06

Maintenance of Office or Agency.

The Trust Administrator will maintain or cause to be maintained at its expense an office or offices or agency or agencies in Minneapolis, Minnesota where Certificates may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trust Administrator in respect of the Certificates and this Agreement may be served.  The Trust Administrator initially designates its Corporate Trust Office as its office for such purpose.  The Trust Administrator will give prompt written notice to the Certificateholders of any change in the location of any such office or agency.

SECTION 6.07

Book-Entry Certificates.

Notwithstanding the foregoing, the Book-Entry Certificates, upon original issuance, shall be issued in the form of one or more typewritten Certificates representing the Book-Entry Certificates, to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Depositor.  The Book-Entry Certificates shall initially be registered on the Certificate Register in the name of Cede & Co., the nominee of DTC, as the initial Clearing Agency, and no Beneficial Holder will receive a definitive certificate representing such Beneficial Holder’s interest in the Certificates, except as provided in Section 6.09.  Unless and until definitive, fully registered Certificates (“Definitive Certificates”) have been issued to the Beneficial Holders pursuant to Section 6.09:

(a)

the provisions of this Section 6.07 shall be in full force and effect with respect to the Book-Entry Certificates;

(b)

the Depositor and the Trust Administrator may deal with the Clearing Agency for all purposes with respect to the Book-Entry Certificates (including the making of distributions on such Certificates) as the sole Holder of such Certificates;

(c)

to the extent that the provisions of this Section 6.07 conflict with any other provisions of this Agreement, the provisions of this Section 6.07 shall control; and

(d)

the rights of the Beneficial Holders of the Book-Entry Certificates shall be exercised only through the Clearing Agency and the Participants and shall be limited to those established by law and agreements between such Beneficial Holders and the Clearing Agency and/or the Participants.  Pursuant to the Depository Agreement, unless and until Definitive Certificates are issued pursuant to Section 6.09, the initial Clearing Agency will make book-entry transfers among the Participants and receive and transmit distributions of principal and interest on the related Book-Entry Certificates to such Participants.

For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of the Book-Entry Certificates evidencing a specified percentage of the aggregate unpaid principal amount of such Certificates, such direction or consent may be given by the Clearing Agency at the direction of Beneficial Holders owning such Certificates evidencing the requisite percentage of principal amount of such Certificates.  The Clearing Agency may take conflicting actions with respect to the Book-Entry Certificates to the extent that such actions are taken on behalf of the Beneficial Holders.

SECTION 6.08

Notices to Clearing Agency.

Whenever notice or other communication to the Holders of Book-Entry Certificates is required under this Agreement, unless and until Definitive Certificates shall have been issued to the related Certificateholders pursuant to Section 6.09, the Trust Administrator shall give all such notices and communications specified herein to be given to Holders of the Book-Entry Certificates to the Clearing Agency which shall give such notices and communications to the related Participants in accordance with its applicable rules, regulations and procedures.

SECTION 6.09

Definitive Certificates.

If (a) the Depositor advises the Trust Administrator in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities under the Depository Agreement with respect to the Certificates and the Trust Administrator or the Depositor is unable to locate a qualified successor, (b) the Depositor, at its option, advises the Trust Administrator in writing that it elects to terminate the book-entry system with respect to the Book-Entry Certificates through the Clearing Agency or (c) after the occurrence of an Event of Default, Holders of Book-Entry Certificates evidencing not less than 66-2/3% of the aggregate Class Principal Balance of the Book-Entry Certificates advise the Trust Administrator in writing that the continuation of a book-entry system with respect to the such Certificates through the Clearing Agency is no longer in the best interests of the Holders of such Certificates with respect to the Book-Entry Certificates, the Trust Administrator shall notify all Holders of such Certificates of the occurrence of any such event and the availability of Definitive Certificates.  Upon surrender to the Trust Administrator of the such Certificates by the Clearing Agency, accompanied by registration instructions from the Clearing Agency for registration, the Trust Administrator shall authenticate and deliver the Definitive Certificates.  Neither the Depositor nor the Trust Administrator shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions.  Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Clearing Agency shall be deemed to be imposed upon and performed by the Trust Administrator, to the extent applicable with respect to such Definitive Certificates, and the Trust Administrator shall recognize the Holders of Definitive Certificates as Certificateholders hereunder.

ARTICLE VII

THE DEPOSITOR, THE SELLER, THE MASTER SERVICER,
THE SERVICERS AND THE SPECIAL SERVICER

SECTION 7.01

Liabilities of the Seller, the Depositor, the Master Servicer, the Servicers and the Special Servicer.

The Depositor, each Seller, the Master Servicer, any Servicer and the Special Servicer shall each be liable under this Agreement to any other party to this Agreement, including the liability of each Servicer, other than WMMSC, to the Master Servicer, in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

SECTION 7.02

Merger or Consolidation of the Sellers, the Depositor, the Master Servicer, the Servicers or the Special Servicer.

Subject to the immediately succeeding paragraph, the Depositor, each Seller, the Master Servicer, any Servicer and the Special Servicer will each do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights and franchises (charter and statutory) and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

Any Person into which the Depositor, any Seller, the Master Servicer, any Servicer or the Special Servicer may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor, any Seller, the Master Servicer, any Servicer or the Special Servicer shall be a party, or any Person succeeding to the business of the Depositor, any Seller, any Servicer or the Special Servicer shall be the successor of the Depositor, such Seller, such Servicer or the Special Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that (i) the successor or surviving Person to the Master Servicer, any such Servicer (other than WMMSC) or the Special Servicer shall be qualified to sell mortgage loans to, and to service mortgage loans on behalf of, FNMA or FHLMC and (ii) the successor or surviving Person to WMMSC shall have a net worth of at least $15,000,000, unless each of the Rating Agencies acknowledge, at the expense of the successor or surviving person to WMMSC, that its rating of the Certificates in effect immediately prior to such assignment will not be qualified or reduced as a result of such successor or surviving Person to WMMSC not having a net worth of at least $15,000,000.

Notwithstanding anything else in this Section 7.02 or in Section 7.04 hereof to the contrary, the Master Servicer or a Servicer may assign its rights and delegate its duties and obligations under this Agreement; provided, however, that the Master Servicer or such Servicer gives the Depositor, the Trustee and the Trust Administrator notice of such assignment; and provided further, (a) that such purchaser or transferee accepting such assignment and delegation shall be an institution that is a FNMA and FHLMC approved seller/servicer in good standing, which has a net worth of at least $15,000,000, and which is willing to service the Mortgage Loans and (b) such purchaser or transferee executes and delivers to the Depositor, the Trustee and the Trust Administrator an agreement accepting such delegation and assignment, which contains an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer or such Servicer, with like effect as if originally named as a party to this Agreement; and provided further, that each of the Rating Agencies acknowledge that its rating of the Certificates in effect immediately prior to such assignment will not be qualified or reduced as a result of such assignment and delegation.  In the case of any such assignment and delegation, the Master Servicer or such Servicer shall be released from its obligations under this Agreement (except as provided above), except that the Master Servicer or the Servicer shall remain liable for all liabilities and obligations incurred by it as the Master Servicer or Servicer hereunder prior to the satisfaction of the conditions to such assignment and delegation set forth in the preceding sentence.

SECTION 7.03

Limitation on Liability of the Sellers, the Depositor, the Master Servicer, the Servicers, the Special Servicer and Others.

None of the Depositor, the Master Servicer, any Servicer, any Seller, the Special Servicer nor any of the directors, officers, employees or agents of the Depositor, the Master Servicer, any Servicer, the Special Servicer or any Seller shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided, however, that this provision shall not protect the Depositor, the Master Servicer, any Servicer, the Special Servicer or any Seller against any breach of representations or warranties made by it herein or protect the Depositor, the Master Servicer, any Servicer, the Special Servicer or any Seller or any such director, officer, employee or agent from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder.  The Depositor, the Master Servicer, any Servicer, the Special Servicer and any Seller and any director, officer, employee or agent of the Depositor, the Master Servicer, any Servicer, the Special Servicer or any Seller may rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.  The Depositor, each Servicer, the Special Servicer and each Seller and any director, officer, employee or agent of the Depositor, any Servicer, the Special Servicer or any Seller shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any legal action or threatened legal action relating to this Agreement or the Certificates, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder.  None of the Depositor, the Master Servicer, any Servicer, the Special Servicer or any Seller shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to their respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that the Depositor, the Master Servicer, any Servicer, the Special Servicer or any Seller may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee, the Trust Administrator and the Certificateholders hereunder; provided, however, that in the event the related Servicer (other than WMMSC) agrees, at the request of the any Seller (other than WMMSC), to act on behalf of such Seller in any dispute or litigation that is not incidental to such Servicer’s duties hereunder and that relates to the origination of a Mortgage Loan, such Seller shall pay all expenses associated with the management and defense of such claim.  Anything in this Agreement to the contrary notwithstanding, in no event shall the Master Servicer, the Special Servicer or any Servicer be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Master Servicer, the Special Servicer or the Servicer has been advised of the likelihood of such loss or damage and regardless of the form of action.

SECTION 7.04

Master Servicer and Servicer Not to Resign; Transfer of Servicing.

(a)

Neither the Master Servicer nor any Servicer shall resign from the obligations and duties hereby imposed on it except (i) upon appointment of a successor master servicer or successor servicer and receipt by the Trustee and the Trust Administrator of a letter from each Rating Agency that such a resignation and appointment will not result in a downgrading of the rating of any of the Certificates related to the applicable Mortgage Loans, or (ii) upon determination that its duties hereunder are no longer permissible under applicable law.  Any such determination under clause (ii) permitting the resignation of the Master Servicer or a Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee and the Trust Administrator.  No such resignation shall become effective until the successor master servicer or successor servicer shall have assumed the Master Servicer or such Servicer’s, as applicable, responsibilities, duties, liabilities and obligations hereunder in accordance with Section 8.02 hereof.  In connection with any resignation of SPS pursuant to this Section 7.04(a) or Section 7.04 (b), DLJMC may designate one or more Servicers (which may be SPS’ successor servicer) to act as the Terminating Entity under this Agreement.

(b)

Notwithstanding the foregoing, at DLJMC’s request, so long as it is the owner of the related servicing rights, the Master Servicer, SPS, GreenPoint or Wells Fargo shall resign, upon the selection and appointment of a successor master servicer or servicer, as applicable; provided that DLJMC delivers to the Trustee and the Trust Administrator the letter required in Section 7.04(a)(i) above.  If the Master Servicer resigns pursuant to this Section 7.04(b), DLJMC shall pay the Master Servicer an amount equal to the product of (a) the Stated Principal Balance of all of the Mortgage Loans, other than the WMMSC Serviced Mortgage Loans, then outstanding and (b) 0.02%.

(c)

Notwithstanding the foregoing, if the Trust Administrator shall for any reason no longer be Trust Administrator hereunder, at DLJMC’s request, the Master Servicer shall resign, upon the selection and appointment of a successor master servicer; provided that DLJMC delivers to the Trustee and the Trust Administrator the letter required in Section 7.04(a)(i) above.

(d)

Notwithstanding the foregoing, at DLJMC’s request, the Special Servicer shall resign, upon the selection and appointment of a successor special servicer by DLJMC; provided that DLJMC delivers to the Trustee and the Trust Administrator the letter required in Section 7.04(a)(i) above.

SECTION 7.05

Master Servicer, Sellers, Special Servicer and Servicers May Own Certificates.

Each of the Master Servicer, any Seller, the Special Servicer and any Servicer in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Master Servicer, a Seller, the Special Servicer or a Servicer.

ARTICLE VIII

DEFAULT

SECTION 8.01

Events of Default.

“Event of Default”, wherever used herein, and as to each Servicer or the Master Servicer, means any one of the following events (whatever reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a)

any failure by the Master Servicer or the Servicer to remit to the Trust Administrator any payment other than an Advance required to be made by the Master Servicer or the Servicer under the terms of this Agreement, which failure shall continue unremedied for a period of (i) with respect to the Master Servicer or a Servicer, other than Wells Fargo, one Business Day, and (ii) with respect to Wells Fargo, two Business Days, after the date upon which written notice of such failure shall have been given to the Master Servicer or the Servicer by the Trust Administrator or the Depositor or to the Master Servicer or the Servicer and the Trust Administrator by the Holders of Certificates having not less than 25% of the Voting Rights evidenced by the Certificates; or

(b)

any failure by the Master Servicer or the Servicer to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer or the Servicer contained in this Agreement (except as set forth in (c) and (g) below) which failure (i) materially affects the rights of the Certificateholders and (ii) shall continue unremedied for a period of 60 days after the date on which written notice of such failure shall have been given to the Master Servicer or the Servicer by the Trust Administrator or the Depositor, or to the Master Servicer or the Servicer and the Trust Administrator by the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates; or

(c)

if a representation or warranty set forth in Section 2.03 hereof made solely in its capacity as the Master Servicer or a Servicer shall prove to be materially incorrect as of the time made in any respect that materially and adversely affects interests of the Certificateholders, and the circumstances or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or cured within 90 days after the date on which written notice thereof shall have been given to the Master Servicer or the Servicer and the Sellers by the Trust Administrator for the benefit of the Certificateholders or by the Depositor; or

(d)

a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer or the Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or

(e)

the Master Servicer or the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or the Servicer or all or substantially all of the property of the Master Servicer or the Servicer; or

(f)

the Master Servicer or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations;

(g)

any failure of the Master Servicer or the Servicer to make any Advance in the manner and at the time required to be made from its own funds pursuant to this Agreement and after receipt of notice from the Trust Administrator pursuant to Section 5.01, which failure continues unremedied (i) with respect to the Master Servicer or a Servicer, other than Wells Fargo, after 5 p.m., New York City time, at the end of the Business Day immediately following the Master Servicer or the Servicer’s receipt of such notice and (ii) with respect to Wells Fargo, on the second Business Day immediately following Wells Fargo’s receipt of such notice;

(h)

notwithstanding anything to the contrary in Section 8.01(b) and with respect to SPS, (i) (A) any failure by SPS to comply with Section 13.01(a), which failure shall continue unremedied for a period of 30 days after the date on which written notice of such failure shall have been given to SPS by the Master Servicer and (B) the Master Servicer shall have delivered written notice to the Trust Administrator and Depositor that such failure has not been remedied after such 30 day period, or (ii) the Master Servicer has concluded in a written report to the Trust Administrator, based solely on the reports required to be delivered to the Master Servicer by SPS pursuant to Section 13.01(a), either (1) that SPS is not servicing the SPS Mortgage Loans in accordance with Accepted Servicing Practices or (2) that SPS has failed the Loss and Delinquency Test;

(i)

with respect to SPS and after the Closing Date, (1) any reduction or withdrawal of the ratings of SPS as a servicer of subprime mortgage loans by S&P to “below average” or below or by Fitch Ratings to “RPS4” or below, or (2) any reduction or withdrawal of the Ratings of any Class of Certificates attributable solely to SPS or the servicing of the SPS Mortgage Loans by SPS or (3) any placement by a Rating Agency of any Class of Certificates on credit watch with negative implications attributable solely to SPS or the servicing of the SPS Mortgage Loans by SPS; or

 (j)

(a) either (i) the servicer rankings or ratings for a Servicer, other than WMMSC or SPS, are downgraded two or more levels below the level in effect on the Closing Date by one or more of the Rating Agencies rating the Certificates or (ii) the servicer rankings or ratings for a Servicer, other than WMMSC or SPS, are downgraded to “below average” status by one or more of the Rating Agencies rating the Certificates or (b) one or more Classes of the Certificates are downgraded or placed on negative watch due in whole or in part to the performance or servicing of a Servicer, other than WMMSC or SPS.  In the event that a Servicer, other than WMMSC, is downgraded, such Servicer shall provide written notice of the downgrade to the Master Servicer within one Business Day.

(k)

(a) either the master servicer rankings or ratings for the Master Servicer are downgraded two or more levels below the level in effect on the Closing date by one or more of the Rating Agencies rating the Certificates or (ii) the Master Servicer rankings or ratings for the Master Servicer, are downgraded to “below average” status by one or more of the Rating Agencies rating the Certificates or (b) one or more Classes of the Certificates are downgraded or placed on negative watch due in whole or in part to the performance or master servicing of the Master Servicer.

If an Event of Default due to the actions or inaction of the Master Servicer or a Servicer described in clauses (a) through (f) of this Section shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, (i) the Trust Administrator shall at the direction of the Trustee or the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates, by notice in writing to the Master Servicer or such Servicer (with a copy to the Rating Agencies), terminate all of the rights and obligations of the Master Servicer or such Servicer under this Agreement (other than rights to reimbursement for Advances and Servicing Advances previously made, as provided in Section 3.08) and (ii) the Master Servicer may, if such Event of Default is due to the actions or inactions of a Servicer, other than WMMSC, by notice in writing to such Servicer (with a copy to the Rating Agencies), terminate all of the rights and obligations of such Servicer under this Agreement (other than rights to reimbursement for Advances and Servicing Advances previously made, as provided in Section 3.08).

If an Event of Default described in clause (g) shall occur, (i) if the Master Servicer has failed to make any Advance, the Trustee, (ii) if WMMSC has failed to make any Advance, the Trust Administrator, and (ii) if any Servicer, other than WMMSC, has failed to make any Advance, the Master Servicer, shall prior to the next Distribution Date, immediately make such Advance and terminate the rights and obligations of the Master Servicer or applicable Servicer, as applicable, hereunder and succeed to the rights and obligations of the Master Servicer or such Servicer, as applicable, hereunder pursuant to Section 8.02, including the obligation to make Advances on such succeeding Distribution Date pursuant to the terms hereof.  No Event of Default with respect to the Master Servicer or a Servicer shall affect the rights or duties of any other Servicer or constitute an Event of Default as to any other Servicer.

If an Event of Default described in clause (h) or (i)(3) occurs, DLJMC shall reimburse SPS for all unreimbursed Advances and Servicing Advances made by SPS on the date the servicing is transferred to the successor servicer hereunder and DLJMC shall be entitled to reimbursement by the successor servicer of any such amounts as and to the extent such amounts are received by the successor servicer under the terms of this Agreement.

If an Event of Default described in clause (j) occurs, the Master Servicer shall at the direction of DLJMC, by notice in writing to a Servicer, other than WMMSC terminate all of the rights and obligations of such Servicer, other than WMMSC, under this Agreement (other than rights to reimbursement for Advances and Servicing Advances previously made, as provided in Section 3.08) and shall appoint as successor Servicer the entity selected by DLJMC in accordance with Section 8.02; provided DLJMC shall first furnish to the Master Servicer a letter from each Rating Agency that the appointment of such successor will not result in a downgrading of the rating of any of the Certificates.

If an Event of Default described in clause (k) occurs, the Trustee shall at the direction of DLJMC, by notice in writing to the Master Servicer, terminate all of the rights and obligations of the Master Servicer under this Agreement (other than rights to reimbursement for Advances previously made, as provided in Section 3.08) and shall appoint as successor Master Servicer the entity selected by DLJMC in accordance with Section 8.02; provided DLJMC shall first furnish to the Trustee a letter from each Rating Agency that the appointment of such successor will not result in a downgrading of the rating of any of the Certificates.

No Event of Default with respect to the Servicer shall affect the rights or duties of the Master Servicer or constitute an Event of Default as to the Master Servicer.

SECTION 8.02

Master Servicer or Trust Administrator to Act; Appointment of Successor.

On and after the time the Master Servicer or a Servicer receives a notice of termination pursuant to Section 8.01 hereof or resigns pursuant to Section 7.04 hereof, subject to the provisions of Section 3.04 hereof, the Trustee (in the case of the Master Servicer), the Trust Administrator (in the case of WMMSC), or the Master Servicer (in the case of a Servicer other than WMMSC), shall be the successor in all respects to the Master Servicer or such Servicer, as applicable, in its capacity as servicer under this Agreement and with respect to the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer or such Servicer, as applicable, by the terms and provisions hereof; provided that the Trustee, the Trust Administrator or the Master Servicer, as applicable, shall not be deemed to have made any representation or warranty as to any Mortgage Loan made by the Master Servicer or any Servicer, as applicable, and shall not effect any repurchases or substitutions of any Mortgage Loan; provided further, that it is understood and acknowledged by the parties hereto that there will be a full period of transition (not to exceed ninety (90) days) before the actual servicing functions of any Servicer can be fully transferred to Wells Fargo as successor Servicer; provided further, that during such period of transition Wells Fargo, as successor Servicer, shall continue to make all required Compensating Interest Payments and Advances.  As compensation therefor, the Trustee, the Trust Administrator or the Master Servicer, as applicable, shall be entitled to all funds relating to the Mortgage Loans that the Master Servicer or related Servicer (the “Replaced Servicer”) would have been entitled to charge to the related Collection Account if the Replaced Servicer had continued to act hereunder (except that the Replaced Servicer shall retain the right to be reimbursed for advances (including, without limitation, Advances and Servicing Advances) theretofore made by the Replaced Servicer with respect to which it would be entitled to be reimbursed as provided in Section 3.08 if it had not been so terminated or resigned).  Notwithstanding the foregoing, if the Trustee, the Trust Administrator or the Master Servicer, as applicable, has become the successor to a Replaced Servicer, in accordance with this Section 8.02, the Trustee, the Trust Administrator or the Master Servicer, as applicable, may, if it shall be unwilling to so act, or shall, if it is unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution, the appointment of which does not adversely affect the then current rating of the Certificates, as the successor to the Master Servicer or a Servicer, as applicable, hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer or such Servicer, as applicable, provided that such successor to the Master Servicer or the Servicer, as applicable, shall not be deemed to have made any representation or warranty as to any Mortgage Loan made by the Master Servicer or the related Servicer, as applicable.  Pending appointment of a successor to the Master Servicer or a Servicer, as applicable, hereunder, the Trustee, the Trust Administrator or the Master Servicer, as applicable, unless such party is prohibited by law from so acting, shall act in such capacity as provided herein.  In connection with such appointment and assumption, the Trustee, the Trust Administrator or the Master Servicer, as applicable, may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no such compensation shall be in excess of that permitted the Replaced Servicer, hereunder.  The Trustee, the Trust Administrator or the Master Servicer, as applicable, and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession.  None of the Trustee, the Trust Administrator, the Master Servicer nor any other successor servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by the failure of a Replaced Servicer to deliver, or any delay in delivering, cash, documents or records to it.

A Replaced Servicer that has been terminated shall, at the request of the Trustee, the Trust Administrator or the Master Servicer, as applicable, but at the expense of such Replaced Servicer deliver to the assuming party all documents and records relating to the applicable Mortgage Loans and an accounting of amounts collected and held by it and otherwise use commercially reasonable efforts to effect the orderly and efficient transfer and assignment of such servicing, but only to the extent of the Mortgage Loans serviced thereunder, to the assuming party.  Notwithstanding anything to the contrary contained herein, the termination of a Servicer under this Agreement shall not extend to any Sub-Servicer meeting the requirements of Section 3.02(a) and otherwise servicing the related Mortgage Loans in accordance with the servicing provisions of this Agreement.

The Master Servicer and each Servicer shall cooperate with the Trustee and the Trust Administrator and any successor servicer in effecting the termination of a Replaced Servicer’s responsibilities and rights hereunder, including without limitation, the transfer to such successor for administration by it of all cash amounts which shall at the time be credited by such Servicer to the applicable Collection Account or thereafter received with respect to the Mortgage Loans.

None of the Trustee, the Trust Administrator nor any other successor servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof caused by (a) the failure of the Master Servicer or any Servicer to (i) deliver, or any delay in delivering, cash, documents or records to it, or (ii) cooperate as required by this Agreement, or (b) restrictions imposed by any regulatory authority having jurisdiction over the Master Servicer or the related Servicer.

Any successor to a Servicer as servicer shall during the term of its service as servicer maintain in force the policy or policies that such Servicer is required to maintain pursuant to Section 3.09(b) hereof.

If a Servicer that has been terminated fails to pay all costs related to the transition of servicing to the successor Servicer, the successor Servicer shall be entitled to reimbursement of those amounts from the Trust.

In connection with the termination or resignation of a Servicer hereunder, either (i) the successor Servicer, including the Trust Administrator or Master Servicer if either of such parties is acting as successor Servicer, shall represent and warrant that it or its affiliate is a member of MERS in good standing and shall agree to comply in all material respects with the rules and procedures of MERS in connection with the servicing of the related Mortgage Loans that are registered with MERS, or (ii) the Replaced Servicer, at its sole expense, shall cooperate with the successor Servicer either (x) in causing MERS to execute and deliver an Assignment of Mortgage in recordable form to transfer the Mortgage from MERS to the Trustee and to execute and deliver such other notices, documents and other instruments as may be necessary or desirable to effect a transfer of such Mortgage Loan or servicing of such Mortgage Loan on the MERS® System to the successor Servicer or (y) in causing MERS to designate on the MERS® System the successor Servicer as the servicer of such Mortgage Loan (at the cost and expense of the successor Servicer to the extent such costs relate to the qualification of such successor Servicer as a member of MERS, otherwise at the cost and expense of the Replaced Servicer).  The Replaced Servicer shall file or cause to be filed any such assignment in the appropriate recording office.  The successor Servicer shall cause such assignment to be delivered to the Trustee, or the Custodian on its behalf, promptly upon receipt of the original with evidence of recording thereon or a copy certified by the public recording office in which such assignment was recorded.

SECTION 8.03

Notification to Certificateholders.

(a)

Upon any termination or appointment of a successor to the Master Servicer or any Servicer, the Trust Administrator shall give prompt written notice thereof to the Sellers, and the Certificateholders at their respective addresses appearing in the Certificate Register and to the Rating Agencies, or, as applicable, the Master Servicer shall give prompt written notice thereof to the Trust Administrator.

(b)

Within two Business Days after the occurrence of any Event of Default, the Trust Administrator shall transmit by mail to the Sellers and all Certificateholders, and the Rating Agencies notice of each such Event of Default hereunder known to the Trust Administrator, unless such Event of Default shall have been cured or waived.

SECTION 8.04

Waiver of Events of Default.

The Holders representing at least 66% of the Voting Rights of Certificates affected by a default or Event of Default hereunder may waive any default or Event of Default; provided, however, that (a) a default or Event of Default under clause (g) of Section 8.01 may be waived, only by all of the Holders of Certificates affected by such default or Event of Default and (b) no waiver pursuant to this Section 8.04 shall affect the Holders of Certificates in the manner set forth in Section 12.01(b)(i), (ii) or (iii).  Upon any such waiver of a default or Event of Default by the Holders representing the requisite percentage of Voting Rights of Certificates affected by such default or Event of Default, such default or Event of Default shall cease to exist and shall be deemed to have been cured and remedied for every purpose hereunder.  No such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon except to the extent expressly so waived.

ARTICLE IX

CONCERNING THE TRUSTEE

SECTION 9.01

Duties of Trustee.

The Trustee, prior to the occurrence of an Event of Default and after the curing or waiver of all Events of Default that may have occurred, undertakes with respect to the Trust Fund to perform such duties and only such duties as are specifically set forth in this Agreement.  In case an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge has occurred and remains uncured, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.  Any permissive right of the Trustee set forth in this Agreement shall not be construed as a duty.

The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they conform to the requirements of this Agreement.  The Trustee shall have no duty to recompute, recalculate or verify the accuracy of any resolution, certificate, statement, opinion, report, document, order or other instrument so furnished to the Trustee.   If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Trustee shall notify the Certificateholders of such instrument in the event that the Trustee, after so requesting, does not receive a satisfactorily corrected instrument.

No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own misconduct, its negligent failure to perform its obligations in compliance with this Agreement, or any liability which would be imposed by reason of its willful misfeasance or bad faith; provided, however, that:

(a)

prior to the occurrence of an Event of Default of which a  Responsible Officer of the Trustee shall have actual knowledge, and after the curing or of all such Events of Default that may have occurred, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be personally liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it reasonably believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

(b)

the Trustee shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless the Trustee was negligent in ascertaining or investigating the pertinent facts;

(c)

the Trustee shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with this Agreement at the direction of the Holders of Certificates evidencing greater than 50% of the Voting Rights allocated to each Class of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Agreement;

(d)

no provision of this Agreement shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it; and

(e)

the Trustee shall have no responsibility for any act or omission of the Trust Administrator or the Custodian, it being understood and agreed that the Trustee, the Trust Administrator and the Custodian are independent contractors and not agents, partners or joint venturers.

The Trustee shall not be deemed to have knowledge of any Event of Default or event which, with notice or lapse of time, or both, would become an Event of Default, unless a Responsible Officer of the Trustee shall have received written notice thereof from a Servicer, the Depositor, or a Certificateholder, or a Responsible Officer of the Trustee has actual notice thereof, and in the absence of such notice no provision hereof requiring the taking of any action or the assumption of any duties or responsibility by the Trustee following the occurrence of any Event of Default or event which, with notice or lapse of time or both, would become an Event of Default, shall be effective as to the Trustee.

The Trustee shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon it by the parties as a consequence of the assignment of any Mortgage Loan hereunder; provided, however, that the Trustee shall use its best efforts to remit to the Master Servicer or the Servicer upon receipt of any such complaint, claim, demand, notice or other document (i) which is delivered to the Corporate Trust Office of the Trustee, (ii) of which a Responsible Officer has actual knowledge, and (iii) which contains information sufficient to permit the Trustee to make a determination that the real property to which such document relates is a Mortgaged Property.

SECTION 9.02

Certain Matters Affecting the Trustee.

(a)

Except as otherwise provided in Section 9.01:

(i)

the Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer’s Certificate, certificate of auditors, Servicing Officers or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)

the Trustee may consult with counsel, financial advisors or accountants and any advice of such Persons or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

(iii)

the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligation, upon the occurrence of an Event of Default of which a Responsible Officer of the Trustee shall have actual knowledge (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs;

(iv)

the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v)

prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default that may have occurred, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing greater than 50% of the Voting Rights allocated to each Class of Certificates; provided, however, that if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Agreement, the Trustee may require reasonable indemnity against such expense or liability as a condition to taking any such action; the reasonable expense of every such investigation shall be paid (A) by the Master Servicer or by the applicable Servicer in the event that such investigation relates to an Event of Default by the Master Servicer or by such Servicer, respectively, if an Event of Default by the Master Servicer or by such Servicer shall have occurred and is continuing, and (B) otherwise by the Certificateholders requesting the investigation;

(vi)

the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care;

(vii)

the Trustee shall not be required to expend its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such liability is not assured to it;

(viii)

the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement; and

(ix)

the right of the Trustee to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trustee shall not be answerable for other than its negligence or willful misconduct in the performance of such act.

(b)

All rights of action under this Agreement or under any of the Certificates, enforceable by the Trustee, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trustee shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

SECTION 9.03

Trustee Not Liable for Certificates or Mortgage Loans.

The recitals contained herein shall be taken as the statements of the Depositor or the Master Servicer or a Servicer, as the case may be, and the Trustee assumes no responsibility for their correctness.  The Trustee makes no representations as to the validity or sufficiency of this Agreement, the Certificates or of any Mortgage Loan or related document or of MERS or the MERS® System.  The Trustee shall not be accountable for the use or application by the Depositor, the Sellers, the Master Servicer or the Servicers of any funds paid to the Depositor or the Master Servicer or any Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account by the Depositor, the Sellers or the Master Servicer or the Servicers.  The Trustee shall not be responsible for the legality or validity of this Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder. The Trustee shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection of any security interest or lien granted to it hereunder or to record this Agreement.

SECTION 9.04

Trustee May Own Certificates.

The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates and may transact business with the other parties hereto and with their Affiliates, with the same rights as it would have if it were not the Trustee.

SECTION 9.05

Trustee’s Fees and Expenses.

The Trustee shall be compensated by the Trust Administrator as separately agreed.  The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Depositor and held harmless against any loss, liability or expense (including reasonable attorney’s fees and expenses) (i) incurred in connection with any claim or legal action relating to (a) this Agreement, (b) the Certificates, or (c) the performance of any of the Trustee’s duties hereunder, other than any loss, liability or expense incurred by reason of willful misconduct , bad faith or negligence in the performance of any of the Trustee’s duties hereunder or incurred by reason of any action of the Trustee taken at the direction of the Certificateholders and (ii) resulting from any error in any tax or information return prepared by the Master Servicer or a Servicer.  Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder.  Without limiting the foregoing, the Depositor covenants and agrees, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee’s negligence, bad faith or willful misconduct, to pay or reimburse the Trustee, for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement with respect to:  (A) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Certificates, (B) the reasonable compensation, expenses and disbursements of any accountant, engineer or appraiser that is not regularly employed by the Trustee, to the extent that the Trustee must engage such persons to perform acts or services hereunder and (C) printing and engraving expenses in connection with preparing any Definitive Certificates.  Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee hereunder or for any other expenses.  Anything in this Agreement to the contrary notwithstanding, in no event shall the Trustee be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action.

SECTION 9.06

Eligibility Requirements for Trustee.

The Trustee hereunder shall at all times be a corporation or association organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers, having ratings on its long-term debt obligations at the time of such appointment in at least the third highest rating category by both Moody’s or S&P or such lower ratings as will not cause Moody’s or S&P to lower their then-current ratings of the Class A Certificates, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority.  If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 9.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 9.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 9.07 hereof.

SECTION 9.07

Resignation and Removal of Trustee.

The Trustee may at any time resign and be discharged from the trusts hereby created by (a) giving written notice of resignation to the Depositor, the Sellers, the Trust Administrator, the Master Servicer, the Special Servicer and the Servicers and by mailing notice of resignation by first class mail, postage prepaid, to the Certificateholders at their addresses appearing on the Certificate Register, and to the Rating Agencies, not less than 60 days before the date specified in such notice when, subject to Section 9.08, such resignation is to take effect, and (b) acceptance by a successor trustee in accordance with Section 9.08 meeting the qualifications set forth in Section 9.06.

If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 9.06 hereof and shall fail to resign after written request thereto by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation or if the Trustee breaches any of its obligations or representations hereunder, then the Depositor may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee and one copy to the successor trustee.  The Trustee may also be removed at any time by the Holders of Certificates evidencing not less than 50% of the Voting Rights evidenced by the Certificates.  Notice of any removal of the Trustee and acceptance of appointment by the successor trustee shall be given to the Rating Agencies by the Depositor.

If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation or receipt of a notice of removal, the resigning Trustee may, at the Trust Fund’s expense, petition any court of competent jurisdiction for the appointment of a successor trustee.

Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 9.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 9.08 hereof.

SECTION 9.08

Successor Trustee.

Any successor trustee appointed as provided in Section 9.07 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein.  The Depositor, upon receipt of all amounts due it hereunder, and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

No successor trustee shall accept appointment as provided in this Section 9.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 9.06 hereof and its acceptance shall not adversely affect the then current rating of the Certificates.

Upon acceptance of appointment by a successor trustee as provided in this Section 9.08, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register.  If the Depositor fails to mail such notice within ten days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

SECTION 9.09

Merger or Consolidation of Trustee.

Any Person into which the Trustee may be merged or converted or with which it may be consolidated or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided that such Person shall be eligible under the provisions of Section 9.06 hereof without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

SECTION 9.10

Appointment of Co-Trustee or Separate Trustee.

Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the applicable Certificateholders, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 9.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable.  If the Master Servicer shall not have joined in such appointment within fifteen days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment.  No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 9.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 9.08.

Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(a)

all rights, powers, duties and obligations conferred or imposed upon the Trustee, except for any obligation of the Trustee under this Agreement to advance funds on behalf of the Master Servicer or the Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trustee (whether as Trustee hereunder or as successor to the Master Servicer or the Servicer), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

(b)

no trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder; and

(c)

the Master Servicer and the Trustee acting jointly may at any time accept the resignation of or remove any separate trustee or co-trustee.

Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them.  Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article IX.  Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee.  Every such instrument shall be filed with the Trustee and a copy thereof given to the Master Servicer or the Servicers and the Depositor.

Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  The Trust Administrator shall not be responsible for all action or inaction of any separate trustee or co-trustee. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

SECTION 9.11

Office of the Trustee.

The office of the Trustee for purposes of receipt of notices and demands is the Corporate Trust Office.

ARTICLE X

CONCERNING THE TRUST ADMINISTRATOR

SECTION 10.01

Duties of Trust Administrator.

The Trust Administrator, prior to the occurrence of an Event of Default of which a Responsible Officer of the Trust Administrator shall have actual knowledge and after the curing or waiver of all Events of Default that may have occurred, undertakes with respect to the Trust Fund to perform such duties and only such duties as are specifically set forth in this Agreement.  In case an Event of Default of which a Responsible Officer of the Trust Administrator shall have actual knowledge has occurred and remains uncured, the Trust Administrator shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs.  Any permissive right of the Trust Administrator set forth in this Agreement shall not be construed as a duty.

The Trust Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trust Administrator that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they conform to the requirements of this Agreement.  The Trust Administrator shall have no duty to recompute, recalculate or verify the accuracy of any resolution, certificate, statement, opinion, report, document, order or other instrument so furnished to the Trust Administrator.  If any such instrument is found not to conform in any material respect to the requirements of this Agreement, the Trust Administrator shall notify the Certificateholders of such instrument in the event that the Trust Administrator, after so requesting, does not receive a satisfactorily corrected instrument.

No provision of this Agreement shall be construed to relieve the Trust Administrator from liability for its own negligent action, its own negligent failure to act or its own misconduct, its negligent failure to perform its obligations in compliance with this Agreement, or any liability which would be imposed by reason of its willful misfeasance or bad faith; provided, however, that:

(a)

prior to the occurrence of an Event of Default of which a Responsible Officer of the Trust Administrator shall have actual knowledge, and after the curing or of all such Events of Default that may have occurred, the duties and obligations of the Trust Administrator shall be determined solely by the express provisions of this Agreement, the Trust Administrator shall not be personally liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trust Administrator and the Trust Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trust Administrator and conforming to the requirements of this Agreement which it reasonably believed in good faith to be genuine and to have been duly executed by the proper authorities respecting any matters arising hereunder;

(b)

the Trust Administrator shall not be personally liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trust Administrator, unless the Trust Administrator was negligent in ascertaining or investigating the pertinent facts;

(c)

the Trust Administrator shall not be personally liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with this Agreement or at the direction of the Holders of Certificates evidencing greater than 50% of the Voting Rights allocated to each Class of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trust Administrator, or exercising any trust or power conferred upon the Trust Administrator, under this Agreement; and

(d)

no provision of this Agreement shall require the Trust Administrator to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

The Trust Administrator shall have no duty (A) to see to any recording, filing or depositing of this Agreement or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording, filing or depositing or to any rerecording, refiling or redepositing of any thereof, (B) to see to any insurance, or (C) to see to the payment or discharge of any tax, assessment or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Trust Fund other than from funds available in the Certificate Account.

Except with respect to an Event of Default described in clause (a) of Section 8.01, the Trust Administrator shall not be deemed to have knowledge of any Event of Default or event which, with notice or lapse of time, or both, would become an Event of Default, unless a Responsible Officer of the Trust Administrator shall have received written notice thereof from the Master Servicer or a Servicer, the Depositor, or a Certificateholder, or a Responsible Officer of the Trust Administrator has actual notice thereof, and in the absence of such notice no provision hereof requiring the taking of any action or the assumption of any duties or responsibility by the Trust Administrator following the occurrence of any Event of Default or event which, with notice or lapse of time or both, would become an Event of Default, shall be effective as to the Trust Administrator.

The Trust Administrator shall have no duty hereunder with respect to any complaint, claim, demand, notice or other document it may receive or which may be alleged to have been delivered to or served upon it by the parties as a consequence of the assignment of any Mortgage Loan hereunder; provided, however, that the Trust Administrator shall use its best efforts to remit to the Master Servicer or the Servicer upon receipt of any such complaint, claim, demand, notice or other document (i) which is delivered to the Corporate Trust Office of the Trust Administrator, (ii) of which a Responsible Officer has actual knowledge, and (iii) which contains information sufficient to permit the Trust Administrator to make a determination that the real property to which such document relates is a Mortgaged Property.

SECTION 10.02

Certain Matters Affecting the Trust Administrator.

(a)

Except as otherwise provided in Section 10.01:

(i)

the Trust Administrator may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officer’s Certificate, certificate of auditors, Servicing Officers or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(ii)

the Trust Administrator may consult with counsel, financial advisors or accountants and any advice of such Persons or opinion of counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion of counsel;

(iii)

the Trust Administrator shall be under no obligation to exercise any of the trusts or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trust Administrator reasonable security or indemnity against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trust Administrator of the obligation, upon the occurrence of an Event of Default of which a Responsible Officer of the Trust Administrator shall have actual knowledge (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs;

(iv)

the Trust Administrator shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

(v)

prior to the occurrence of an Event of Default hereunder and after the curing or waiver of all Events of Default that may have occurred, the Trust Administrator shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing greater than 50% of the Voting Rights allocated to each Class of Certificates; provided, however, that if the payment within a reasonable time to the Trust Administrator of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trust Administrator, not reasonably assured to the Trust Administrator by the security afforded to it by the terms of this Agreement, the Trust Administrator may require reasonable indemnity against such expense or liability as a condition to taking any such action; the reasonable expense of every such investigation shall be paid (A) by the Master Servicer or by the applicable Servicer in the event that such investigation relates to an Event of Default by the Master Servicer or by such Servicer, respectively, if an Event of Default by the Master Servicer or such Servicer shall have occurred and is continuing, and (B) otherwise by the Certificateholders requesting the investigation;

(vi)

the Trust Administrator may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trust Administrator shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care;

(vii)

the Trust Administrator shall not be required to expend its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such liability is not assured to it;

(viii)

the Trust Administrator shall not be liable for any loss on any investment of funds pursuant to this Agreement except as provided in Section 3.05(e);

(ix)

the right of the Trust Administrator to perform any discretionary act enumerated in this Agreement shall not be construed as a duty, and the Trust Administrator shall not be answerable for other than its negligence or willful misconduct in the performance of such act; and

(x)

The Trust Administrator shall not be required to give any bond or surety in respect of the execution of the Trust Fund created hereby or the powers granted hereunder.

(b)

All rights of action under this Agreement or under any of the Certificates, enforceable by the Trust Administrator, may be enforced by it without the possession of any of the Certificates, or the production thereof at the trial or other proceeding relating thereto, and any such suit, action or proceeding instituted by the Trust Administrator shall be brought in its name for the benefit of all the Holders of such Certificates, subject to the provisions of this Agreement.

SECTION 10.03

Trust Administrator Not Liable for Certificates or Mortgage Loans.

The recitals contained herein shall be taken as the statements of the Depositor or the Master Servicer or a Servicer, as the case may be, and the Trust Administrator assumes no responsibility for their correctness.  The Trust Administrator makes no representations as to the validity or sufficiency of this Agreement, the Certificates or of any Mortgage Loan or related document.  The Trust Administrator shall not be accountable for the use or application by the Depositor, any Seller, the Master Servicer or the Servicers of any funds paid to the Depositor or the Master Servicer or any Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account by the Depositor, the Sellers or the Master Servicer or the Servicers.  The Trust Administrator shall not be responsible for the legality or validity of this Agreement or the validity, priority, perfection or sufficiency of the security for the Certificates issued or intended to be issued hereunder.  The Trust Administrator shall have no responsibility for filing any financing or continuation statement in any public office at any time or to otherwise perfect or maintain the perfection for any security interest or lien granted to it hereunder or to record this Agreement.

SECTION 10.04

Trust Administrator May Own Certificates.

The Trust Administrator in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trust Administrator.

SECTION 10.05

Trust Administrator’s Fees and Expenses.

As compensation for its services hereunder, the Trust Administrator shall be entitled to withdraw from the Certificate Account (i) the amount of the Trust Administrator Fee, if any, pursuant to Section 3.08(b)(i) for each Mortgage Loan prior to any distributions on the Certificates and (ii) the investment income or other benefit derived from balances in the Certificate Account pursuant to Section 3.05(e).  The Trust Administrator and any director, officer, employee or agent of the Trust Administrator shall be indemnified by DLJMC (or if DLJMC shall fail to do so, by the Trust) and held harmless against any loss, liability or expense (including reasonable attorney’s fees and expenses) (i) incurred in connection with any claim or legal action relating to (a) this Agreement, (b) the Certificates, (c) the Custodial Agreement, or (d) the performance of any of the Trust Administrator’s duties hereunder or under the Custodial Agreement, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trust Administrator’s duties hereunder or incurred by reason of any action of the Trust Administrator taken at the direction of the Certificateholders and (ii) resulting from any error in any tax or information return prepared by the Master Servicer or a Servicer; provided however, that the sum of (x) such indemnity amounts payable by DLJMC or the Trust to the Trust Administrator pursuant to this Section 10.05 and (y) the indemnity amounts payable by DLJMC or the Trust to the Master Servicer pursuant to Section 3.14(c), shall not exceed $200,000 per year; provided, further, that any amounts not payable by DLJMC or the Trust to the Trust Administrator due to the preceding proviso shall be payable by DLJMC (or if DLJMC fails to do so, by the Trust) in any succeeding year, subject to the aggregate $200,000 per annum limitation imposed by the preceding proviso.  Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trust Administrator hereunder.  Without limiting the foregoing, DLJMC (or if DLJMC fails to do so, the Trust) shall, except as otherwise agreed upon in writing by DLJMC and the Trust Administrator, and except for any such expense, disbursement or advance as may arise from the Trust Administrator’s negligence, bad faith or willful misconduct, pay or reimburse the Trust Administrator (up to a maximum of $150,000), for all reasonable expenses, disbursements and advances incurred or made by the Trust Administrator in accordance with any of the provisions of this Agreement with respect to:  (A) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Certificates, (B) the reasonable compensation, expenses and disbursements of any accountant, engineer or appraiser that is not regularly employed by the Trust Administrator, to the extent that the Trust Administrator must engage such persons to perform acts or services hereunder and (C) printing and engraving expenses in connection with preparing any Definitive Certificates.  In addition, DLJMC (or if DLJMC fails to do so, the Trust) shall pay or reimburse the Trust Administrator for recertification fees required to be paid by the Trust Administrator pursuant to a Custodial Agreement.  Except as otherwise provided herein, the Trust Administrator shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trust Administrator in the ordinary course of its duties as Trust Administrator, Registrar, Tax Matters Person or Paying Agent hereunder.  Anything in this Agreement to the contrary notwithstanding, in no event shall the Trust Administrator be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Trust Administrator has been advised of the likelihood of such loss or damage and regardless of the form of action.

SECTION 10.06

Eligibility Requirements for Trust Administrator.

The Trust Administrator hereunder shall at all times be (a) an institution the deposits of which are fully insured by the FDIC and (b) a corporation or banking association organized and doing business under the laws of any state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority and (c) with respect to every successor Trust Administrator hereunder an institution the long-term unsecured debt obligations of which are rated at least “A/F1” or better by Fitch Ratings and BBB or better by S&P unless the failure of the Trust Administrator’s long-term unsecured debt obligations to have such ratings would not result in the lowering of the ratings originally assigned to any Class of Certificates.  In addition, if Fitch is a Rating Agency, the Trust Administrator hereunder at all times (i) may not be a Master Servicer, a Servicer, the Depositor or an affiliate of the Depositor unless the Trust Administrator is in an institutional trust department of the Trust Administrator and (ii) must be rated at least “A/F1” on its long term debt obligations by Fitch or such other rating acceptable to Fitch pursuant to a rating confirmation.  If such corporation or banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 10.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  In case at any time the Trust Administrator shall cease to be eligible in accordance with the provisions of this Section 10.06, the Trust Administrator shall resign immediately in the manner and with the effect specified in Section 10.07 hereof.

SECTION 10.07

Resignation and Removal of Trust Administrator.

The Trust Administrator may at any time resign and be discharged from the trusts hereby created by (a) giving written notice of resignation to the Depositor, the Sellers, the Trustee, the Master Servicer, the Special Servicer and the Servicers and by mailing notice of resignation by first class mail, postage prepaid, to the Certificateholders at their addresses appearing on the Certificate Register, and to the Rating Agencies, not less than 60 days before the date specified in such notice when, subject to Section 10.08, such resignation is to take effect, and (b) acceptance by a successor trust administrator in accordance with Section 10.08 meeting the qualifications set forth in Section 10.06.

If at any time the Trust Administrator shall cease to be eligible in accordance with the provisions of Section 10.06 hereof and shall fail to resign after written request thereto by the Depositor, or if at any time the Trust Administrator shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trust Administrator or of its property shall be appointed, or any public officer shall take charge or control of the Trust Administrator or of its property or affairs for the purpose of rehabilitation, conservation or liquidation or if the Trust Administrator breaches any of its obligations or representations hereunder, then the Depositor may remove the Trust Administrator and appoint a successor trust administrator by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trust Administrator and one copy to the successor trust administrator.  The Trust Administrator may also be removed at any time by the Trustee or the Holders of Certificates evidencing not less than 50% of the Voting Rights evidenced by the Certificates.  Notice of any removal of the Trust Administrator and acceptance of appointment by the successor trust administrator shall be given to the Rating Agencies by the Depositor.

If no successor trust administrator shall have been so appointed and have accepted appointment within 30 days after the giving of such notice of resignation or receipt of a notice of removal, the resigning Trust Administrator may, at the Trust Fund’s expense, petition any court of competent jurisdiction for the appointment of a successor trust administrator.

Notwithstanding the foregoing, if the Master Servicer shall for any reason no longer be Master Servicer hereunder, at DLJMC’s request, the Trust Administrator shall resign, upon the selection and appointment of a successor trust administrator meeting the qualifications set forth in Section 10.06.

Any resignation or removal of the Trust Administrator and appointment of a successor trust administrator pursuant to any of the provisions of this Section 10.07 shall become effective upon acceptance of appointment by the successor trust administrator as provided in Section 10.08 hereof.

SECTION 10.08

Successor Trust Administrator.

Any successor trust administrator appointed as provided in Section 10.07 hereof shall execute, acknowledge and deliver to the Depositor and to its predecessor trust administrator an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trust administrator shall become effective and such successor trust administrator, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trust administrator herein.  The Depositor, upon receipt of all amounts due it hereunder, and the predecessor trust administrator shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trust administrator all such rights, powers, duties, and obligations.

No successor trust administrator shall accept appointment as provided in this Section 10.08 unless at the time of such acceptance such successor trust administrator shall be eligible under the provisions of Section 10.06 hereof and its acceptance shall not adversely affect the then current rating of the Certificates.

Upon acceptance of appointment by a successor trust administrator as provided in this Section 10.08, the Depositor shall mail notice of the succession of such trust administrator hereunder to all Holders of Certificates at their addresses as shown in the Certificate Register.  If the Depositor fails to mail such notice within ten days after acceptance of appointment by the successor trust administrator, the successor trust administrator shall cause such notice to be mailed at the expense of the Depositor.

SECTION 10.09

Merger or Consolidation of Trust Administrator.

Any Person into which the Trust Administrator may be merged or converted or with which it may be consolidated or any Person resulting from any merger, conversion or consolidation to which the Trust Administrator shall be a party, or any Person succeeding to the business of the Trust Administrator, shall be the successor of the Trust Administrator hereunder, provided that such Person shall be eligible under the provisions of Section 10.06 hereof without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

SECTION 10.10

Appointment of Co-Trust Administrator or Separate Trust Administrator.

Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Master Servicer and the Trust Administrator acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trust Administrator to act as co-trust administrator or co-trust administrators jointly with the Trust Administrator, or separate trust administrator or separate trust administrators, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the applicable Certificateholders, such title to the Trust Fund, or any part thereof, and, subject to the other provisions of this Section 10.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trust Administrator may consider necessary or desirable.  If the Master Servicer shall not have joined in such appointment within fifteen days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trust Administrator alone shall have the power to make such appointment.  No co-trust administrator or separate trust administrator hereunder shall be required to meet the terms of eligibility as a successor trust administrator under Section 10.06 and no notice to Certificateholders of the appointment of any co-trust administrator or separate trust administrator shall be required under Section 10.08.

Every separate trust administrator and co-trust administrator shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(a)

all rights, powers, duties and obligations conferred or imposed upon the Trust Administrator, except for any obligation of the Trust Administrator under this Agreement to advance funds on behalf of the Master Servicer or the Servicer, shall be conferred or imposed upon and exercised or performed by the Trust Administrator and such separate trust administrator or co-trust administrator jointly (it being understood that such separate trust administrator or co-trust administrator is not authorized to act separately without the Trust Administrator joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed by the Trust Administrator (whether as Trust Administrator hereunder or as successor to the Master Servicer or the Servicer), the Trust Administrator shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trust administrator or co-trust administrator, but solely at the direction of the Trust Administrator;

(b)

no trust administrator hereunder shall be held personally liable by reason of any act or omission of any other trust administrator hereunder; and

(c)

the Master Servicer and the Trust Administrator acting jointly may at any time accept the resignation of or remove any separate trust administrator or co-trust administrator.

Any notice, request or other writing given to the Trust Administrator shall be deemed to have been given to each of the then separate trust administrators and co-trust administrators, as effectively as if given to each of them.  Every instrument appointing any separate trust administrator or co-trust administrator shall refer to this Agreement and the conditions of this Article X.  Each separate trust administrator and co-trust administrator, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trust Administrator or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trust Administrator.  Every such instrument shall be filed with the Trust Administrator and a copy thereof given to the Master Servicer or the Servicers and the Depositor.

Any separate trust administrator or co-trust administrator may, at any time, constitute the Trust Administrator, its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name.  The Trust Administrator shall not be responsible for any action or inaction of any separate Trust Administrator or Co-Trust Administrator.  If any separate trust administrator or co-trust administrator shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trust Administrator, to the extent permitted by law, without the appointment of a new or successor trust administrator.

SECTION 10.11

Office of the Trust Administrator.

The office of the Trust Administrator for purposes of receipt of notices and demands is the Corporate Trust Office.

SECTION 10.12

Tax Return.

The Master Servicer and each Servicer, upon request, will furnish the Trust Administrator with all such information related to the Mortgage Loans in the possession of the Master Servicer or such Servicer as may be reasonably required in connection with the preparation by the Trust Administrator of all tax and information returns of the Trust Fund, and the Trust Administrator shall sign such returns. The Master Servicer and each Servicer, severally and not jointly, shall indemnify the Trust Administrator for all reasonable costs, including legal fees and expenses, related to errors in such tax returns due to errors only in such information provided by the Master Servicer or by such Servicer.

SECTION 10.13

Commission Reporting.

(a)

The Trust Administrator, each Servicer and the Master Servicer shall reasonably cooperate with the Depositor in connection with the Trust’s satisfying the reporting requirements under the Exchange Act.  The Trust Administrator shall prepare on behalf of the Depositor any Forms 8-K and 10-K customary for similar securities as required by the Exchange Act and the rules and regulations of the Commission thereunder, and the Depositor shall sign and the Trust Administrator shall file (via EDGAR) such Forms on behalf of the Depositor.  The Depositor hereby grants to the Trust Administrator a limited power of attorney to execute and file each such document (other than with respect to the execution of any Forms 10-K) on behalf of the Depositor.  Such power of attorney shall continue until the earlier of (i) receipt by the Trust Administrator from the Depositor of written termination of such power of attorney and (ii) the termination of the Trust.

(b)

Each Form 8-K shall be filed by the Trust Administrator within 15 days after each Distribution Date, with a copy of the statement to the Certificateholders for such Distribution Date as an exhibit thereto.  Prior to March 31st of the calendar year following the calendar year during which the Closing Date occurs (or such earlier date as may be required by the Exchange Act and the rules and regulations of the Commission), the Trust Administrator shall file a Form 10-K, in substance as required by applicable law or applicable Commission staff’s interpretations.  Such Form 10-K shall include as exhibits, each Servicer’s and the Master Servicer’s annual statement of compliance described under Section 3.16 and the accountant’s report described under Section 3.17, in each case to the extent they have been timely delivered to the Trust Administrator.  If they are not so timely delivered, the Trust Administrator shall file an amended Form 10-K including such documents as exhibits promptly after they are delivered to the Trust Administrator.  The Trust Administrator shall have no liability with respect to any failure to properly or timely prepare or file such periodic reports resulting from or relating to the Trust Administrator’s inability or failure to obtain any information not resulting from its own negligence or willful misconduct.  The Form 10-K shall also include a certification in the form attached hereto as Exhibit T (the “Depositor Certification”), which shall be signed by the senior officer of the Depositor in charge of securitization.  The Trust Administrator shall have no responsibility to file any items other than those specified in this Section 10.13.

(c)

Not later than 15 calendar days before the date on which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, if such day is not a Business Day, the immediately preceding Business Day), the Trust Administrator shall sign a certification in the form attached hereto as Exhibit U (the “Trust Administrator Certification”) for the benefit of the Depositor and its officers, directors and affiliates regarding certain aspects of items 1 through 3 of the Depositor Certification.  In addition, the Trust Administrator shall, subject to the provisions of Sections 10.01 and 10.02 hereof, indemnify and hold harmless the Depositor and each Person, if any, who “controls” the Depositor within the meaning of the 1933 Act and its officers, directors and affiliates from and against any losses, damages, penalties, fines, forfeitures, reasonable and necessary legal fees and related costs, judgments and other costs and expenses arising out of or based upon a breach of the Trust Administrator’s obligations under this Section 10.13 or any inaccuracy made in the Trust Administrator Certification.  If the indemnification provided for in this Section 10.13(c) is unavailable or insufficient to hold harmless such Persons, then the Trust Administrator shall contribute to the amount paid or payable by such Persons as a result of the losses, claims, damages or liabilities of such Persons in such proportion as is appropriate to reflect the relative fault of the Depositor on the one hand and the Trust Administrator on the other.  The Trust Administrator acknowledges that the Depositor is relying on the Trust Administrator’s performance of its obligations under this Section 10.13 in order to perform its obligations under Section 10.13(b) above.

(d)  (i)  Not later than 15 calendar days before the date on which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, if such day is not a Business Day, the immediately preceding Business Day), the Master Servicer will deliver to the Depositor and the Trust Administrator an Officer’s Certificate for the prior calendar year in substantially the form of Exhibit V-1 to this Agreement.  The Master Servicer agrees to indemnify and hold harmless each of the Depositor, the Trust Administrator and each Person, if any, who “controls” the Depositor or the Trust Administrator within the meaning of the 1933 Act and their respective officers and directors against any and all losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, fees and expenses that such Person may sustain arising out of third party claims based on (i) the failure of the Master Servicer to deliver or cause to be delivered when required any Officer’s Certificate required pursuant to this Section 10.13(d)(i), or (ii) any material misstatement or omission contained in any Officer’s Certificate provided pursuant to this Section 10.13(d)(i).  If an event occurs that would otherwise result in an indemnification obligation under clauses (i) or (ii) above, but the indemnification provided for in this Section 10.13(d)(i) by the Master Servicer is unavailable or insufficient to hold harmless such Persons, then the Master Servicer shall contribute to the amount paid or payable by such Persons as a result of the losses, claims, damages or liabilities of such Persons in such proportion as is appropriate to reflect the relative fault of the Depositor or Trust Administrator on the one hand and the Master Servicer on the other.  The Master Servicer acknowledges that the Depositor and the Trust Administrator are relying on the Master Servicer’s performance of its obligations under this Agreement in order to perform their respective obligations under this Section 10.13.

(ii)

Not later than 15 calendar days before the date on which the Depositor’s annual report on Form 10-K is required to be filed in accordance with the Exchange Act and the rules and regulations of the Commission (or, if such day is not a Business Day, the immediately preceding Business Day), each Servicer, with respect to the Mortgage Loans serviced by such Servicer, will deliver to the Depositor, the Trust Administrator and the Master Servicer an Officer’s Certificate for the prior calendar year in substantially the form of Exhibit V-2 to this Agreement.  Each Servicer agrees to indemnify and hold harmless each of the Depositor, the Trust Administrator, the Master Servicer and each Person, if any, who “controls” the Depositor, the Trust Administrator and the Master Servicer within the meaning of the 1933 Act and their respective officers and directors against any and all losses, penalties, fines, forfeitures, legal fees and related costs, judgments and any other costs, fees and expenses that such Person may sustain arising out of third party claims based on (i) the failure of such Servicer to deliver or cause to be delivered when required any Officer’s Certificate required pursuant to this Section 10.13(d)(ii), or (ii) any material misstatement or omission contained in any Officer’s Certificate provided pursuant to this Section 10.13(d)(ii).  If an event occurs that would otherwise result in an indemnification obligation under clauses (i) or (ii) above, but the indemnification provided for in this Section 10.13(d)(ii) by such Servicer is unavailable or insufficient to hold harmless such Persons, then such Servicer shall contribute to the amount paid or payable by such Persons as a result of the losses, claims, damages or liabilities of such Persons in such proportion as is appropriate to reflect the relative fault of the Depositor, Trust Administrator or Master Servicer on the one hand and such Servicer on the other.  Each Servicer acknowledges that the Depositor, the Trust Administrator and the Master Servicer are relying on such Servicer’s performance of its obligations under this Agreement in order to perform their respective obligations under this Section 10.13.

(e)

Upon any filing with the Commission, the Trust Administrator shall promptly deliver to the Depositor a copy of any executed report, statement or information.

(f)

If the Commission issues additional interpretative guidance or promulgates additional rules or regulations, or if other changes in applicable law occur, that would require the reporting arrangements, or the allocation of responsibilities with respect thereto, described in this Section 10.13, to be conducted differently than as described, the Depositor, each Servicer, the Master Servicer and the Trust Administrator will reasonably cooperate to amend the provisions of this Section 10.13 in order to comply with such amended reporting requirements and such amendment of this Section 10.13.  Any such amendment shall be made in accordance with Section 12.01 without the consent of the Certificateholders, and may result in a change in the reports filed by the Trust Administrator on behalf of the Trust under the Exchange Act.  Notwithstanding the foregoing, the Depositor, each Servicer, the Master Servicer and the Trust Administrator shall not be obligated to enter into any amendment pursuant to this Section 10.13 that adversely affects its obligations and immunities under this Agreement.

(g)

Prior to January 31 of the first year in which the Trust Administrator is able to do so under applicable law, the Trust Administrator shall file a Form 15D Suspension Notification with respect to the Trust.

SECTION 10.14

Determination of Certificate Index.

On each Interest Determination Date, the Trust Administrator shall determine the Certificate Index for the Accrual Period and make it available to the Master Servicer, and such rate shall be final and binding, absent a manifest error of the Trust Administrator.

ARTICLE XI

TERMINATION

SECTION 11.01

Termination upon Liquidation or Purchase of all Mortgage Loans.

The obligations and responsibilities of the Master Servicer, the Special Servicer, the Servicers, the Sellers, the Depositor, the Trustee and the Trust Administrator created hereby with respect to the Trust Fund created hereby shall terminate upon the earlier of:

(A)

(i) with respect to Loan Group I, Loan Group IV, Loan Group V, Loan Group VI and Loan Group IX, the purchase by the Terminating Entity, at its election, of all Mortgage Loans in such Loan Groups and all property acquired in respect of any remaining Mortgage Loan in such Loan Groups, which purchase right the Terminating Entity may exercise at its sole and exclusive election as of any Distribution Date (such applicable Distribution Date being herein referred to as the “Optional Termination Date”) on or after the date on which the aggregate Principal Balance of the Mortgage Loans in such Loan Groups, at the time of the purchase is less than 10% of the aggregate Principal Balance of the Mortgage Loans in such Loan Groups as of the Cut-off Date; or

(ii) with respect to Loan Group II and Loan Group III, the purchase by the Terminating Entity, at its election, of all Mortgage Loans in such Loan Groups and all property acquired in respect of any remaining Mortgage Loan in such Loan Groups, which purchase right the Terminating Entity may exercise at its sole and exclusive election as of any Distribution Date (such applicable Distribution Date being herein referred to as the “Optional Termination Date”) on or after the date on which the aggregate Principal Balance of the Mortgage Loans in such Loan Groups, at the time of the purchase is less than 10% of the aggregate Principal Balance of the Mortgage Loans in such Loan Groups as of the Cut-off Date;

(iii) with respect to Loan Group VII and Loan Group VIII, the purchase by the Terminating Entity, at its election, of all Mortgage Loans in such Loan Groups and all property acquired in respect of any remaining Mortgage Loan in such Loan Groups, which purchase right the Terminating Entity may exercise at its sole and exclusive election as of any Distribution Date (such applicable Distribution Date being herein referred to as the “Optional Termination Date”) on or after the date on which the aggregate Principal Balance of the Mortgage Loans in such Loan Groups, at the time of the purchase is less than 10% of the aggregate Principal Balance of the Mortgage Loans in such Loan Groups as of the Cut-off Date; or

(B)

the later of (i) twelve months after the maturity of the last Mortgage Loan remaining in the Trust Fund, (ii) the liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (iii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement; or

(C)

(i) with respect to Loan Group I, Loan Group IV, Loan Group V, Loan Group VI and Loan Group IX, the purchase by the Auction Purchaser of all Mortgage Loans in such Loan Groups and all property acquired in respect of any remaining Mortgage Loan in such Loan Groups (with respect to Loan Group I, Loan Group IV, Loan Group V, Loan Group VI and Loan Group IX, the “Trust Collateral”) as described below; or

(ii) with respect to Loan Group II and Loan Group III, the purchase by the Auction Purchaser of all Mortgage Loans in such Loan Groups and all property acquired in respect of any remaining Mortgage Loan in such Loan Groups (with respect to Loan Group II and Loan Group III, the “Trust Collateral”) as described below; or

(iii) with respect to Loan Group VII and Loan Group VIII, the purchase by the Auction Purchaser of all Mortgage Loans in such Loan Groups and all property acquired in respect of any remaining Mortgage Loan in such Loan Groups (with respect to Loan Group VII and Loan Group VIII, the “Trust Collateral”) as described below.

In no event shall the trust created hereby continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants of Mr. Joseph P. Kennedy, former Ambassador of the United States to Great Britain, living on the date of execution of this Agreement or (ii) the Distribution Date following the third anniversary of the scheduled maturity date of the Mortgage Loan having the latest scheduled maturity date as of the Cut-off Date.

The “Mortgage Loan Purchase Price” for any such Optional Termination shall be equal to the greater of (a) the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan (other than in respect of REO Property) plus accrued and unpaid interest thereon from the date to which such interest was paid or advanced at the sum of the applicable Mortgage Rate, to but not including the Due Date in the month of the final Distribution Date (or the Net Mortgage Rate with respect to any related Mortgage Loan currently serviced by the entity exercising such Optional Termination) and (ii) with respect to any REO Property, the lesser of (x) the appraised value of any REO Property as determined by the higher of two appraisals completed by two independent appraisers selected by the Depositor at the expense of the Depositor and (y) the Stated Principal Balance of each related Mortgage Loan related to any REO Property, in each case and (iii) any remaining unreimbursed Advances and Servicing Advances and unpaid Servicing Fees, other than any remaining unreimbursed Advances and Servicing Advances and unpaid Servicing Fees, if any, due to the Terminating Entity, and other amounts payable to the Trustee and Trust Administrator (the sum of (i), (ii) and (iii), collectively, the “Par Value”) and (b) the Fair Market Value of all of the property of the Trust related to the Loan Group or Loan Groups subject to an Optional Termination.  The “Fair Market Value” shall be the fair market value of all of the property of the Trust related to the Loan Group or Loan Groups subject to an Optional Termination, as agreed upon between the Terminating Entity and a majority of the holders of the Class AR-L Certificates; provided, however, that if the Terminating Entity and a majority of the holders of the Class AR-L Certificates do not agree upon the fair market value of all of such property of the Trust, the Terminating Entity, or an agent appointed by the Terminating Entity, shall solicit bids for all of such property of the Trust until it has received three bids, and the Fair Market Value shall be equal to the highest of such three bids.  The Trust Administrator shall give notice to the Rating Agencies of election to purchase the Mortgage Loans pursuant to this Section 11.01 and of the Optional Termination Date.

On any Distribution Date on or after the date on which the aggregate Principal Balance of the Mortgage Loans in Loan Group I, Loan Group IV, Loan Group V, Loan Group VI and Loan Group IX at the time of the purchase is less than 5% of the aggregate Principal Balance of the Mortgage Loans in such Loan Groups as of the Cut-off Date (the “Auction Date”), the Trust Administrator shall solicit bids for the all of the related Trust Collateral for Loan Group I, Loan Group IV, Loan Group V, Loan Group VI and Loan Group IX from at least three institutions that are regular purchasers and/or sellers in the secondary market of residential whole mortgage loans similar to the Mortgage Loans.  If the Trust Administrator receives at least three bids for all of the related Trust Collateral, and one of such bids is equal to or greater than the Par Value, the Trust Administrator shall sell all of the related Trust Collateral for Loan Group I, Loan Group IV, Loan Group V, Loan Group VI and Loan Group IX to the highest bidder (the “Auction Purchaser”) at the price offered by the Auction Purchaser (the “Mortgage Loan Auction Price”).  If the Trust Administrator receives less than three bids, or does not receive any bid that is equal to or greater than the Par Value, the Trust Administrator shall, on each six-month anniversary of the initial Auction Date, repeat these auction procedures until the Trust Administrator receives a bid that is equal to or greater than the Par Value, and sells all of the related Trust Collateral for Loan Group I, Loan Group IV, Loan Group V, Loan Group VI and Loan Group IX to the Auction Purchaser at the Mortgage Loan Purchase Price; provided, however, that the Trust Administrator shall not be required to repeat these auction procedures on any Distribution Date for any six-month anniversary of the initial Auction Date unless the Trust Administrator reasonably believes that there is a reasonable likelihood of receiving a bid in excess of the Par Value.  The Trust Administrator shall give notice to the Rating Agencies and each Servicer that is Servicing any of the Mortgage Loans in Loan Group I, Loan Group IV, Loan Group V, Loan Group VI or Loan Group IX of the sale of all of the related Trust Collateral for Loan Group I, Loan Group IV, Loan Group V, Loan Group VI and Loan Group IX pursuant to this Section 11.01 (an “Auction Sale”) and of the Auction Date.

On any Distribution Date on or after the date on which the aggregate Principal Balance of the Mortgage Loans in Loan Group II and Loan Group III at the time of the purchase is less than 5% of the aggregate Principal Balance of the Mortgage Loans in such Loan Groups as of the Cut-off Date (the “Auction Date”), the Trust Administrator shall solicit bids for all of the related Trust Collateral for Loan Group II and Loan Group III from at least three institutions that are regular purchasers and/or sellers in the secondary market of residential whole mortgage loans similar to the Mortgage Loans.  If the Trust Administrator receives at least three bids for all of the related Trust Collateral, and one of such bids is equal to or greater than the Par Value, the Trust Administrator shall sell all of the related Trust Collateral for Loan Group II and Loan Group III to the highest bidder (the “Auction Purchaser”) at the price offered by the Auction Purchaser (the “Mortgage Loan Auction Price”).  If the Trust Administrator receives less than three bids, or does not receive any bid that is equal to or greater than the Par Value, the Trust Administrator shall, on each six-month anniversary of the initial Auction Date, repeat these auction procedures until the Trust Administrator receives a bid that is equal to or greater than the Par Value, and sells all of the related Trust Collateral for Loan Group II and Loan Group III to the Auction Purchaser at the Mortgage Loan Purchase Price; provided, however, that the Trust Administrator shall not be required to repeat these auction procedures on any Distribution Date for any six-month anniversary of the initial Auction Date unless the Trust Administrator reasonably believes that there is a reasonable likelihood of receiving a bid in excess of the Par Value.  The Trust Administrator shall give notice to the Rating Agencies and each Servicer that is Servicing any of the Mortgage Loans in Loan Group II or Loan Group III of the sale of all of the related Trust Collateral for Loan Group II and Loan Group III pursuant to this Section 11.01 (an “Auction Sale”) and of the Auction Date.

On any Distribution Date on or after the date on which the aggregate Principal Balance of the Mortgage Loans in Loan Group VII and Loan Group VIII at the time of the purchase is less than 5% of the aggregate Principal Balance of the Mortgage Loans in such Loan Groups as of the Cut-off Date (the “Auction Date”), the Trust Administrator shall solicit bids for all of the related Trust Collateral for Loan Group VII and Loan Group VIII from at least three institutions that are regular purchasers and/or sellers in the secondary market of residential whole mortgage loans similar to the Mortgage Loans.  If the Trust Administrator receives at least three bids for all of the related Trust Collateral, and one of such bids is equal to or greater than the Par Value, the Trust Administrator shall sell all of the related Trust Collateral for Loan Group VII and Loan Group VIII to the highest bidder (the “Auction Purchaser”) at the price offered by the Auction Purchaser (the “Mortgage Loan Auction Price”).  If the Trust Administrator receives less than three bids, or does not receive any bid that is equal to or greater than the Par Value, the Trust Administrator shall, on each six-month anniversary of the initial Auction Date, repeat these auction procedures until the Trust Administrator receives a bid that is equal to or greater than the Par Value, and sells all of the related Trust Collateral for Loan Group VII and Loan Group VIII to the Auction Purchaser at the Mortgage Loan Purchase Price; provided, however, that the Trust Administrator shall not be required to repeat these auction procedures on any Distribution Date for any six-month anniversary of the initial Auction Date unless the Trust Administrator reasonably believes that there is a reasonable likelihood of receiving a bid in excess of the Par Value.  The Trust Administrator shall give notice to the Rating Agencies and each Servicer that is Servicing any of the Mortgage Loans in Loan Group VII or Loan Group VIII of the sale of all of the related Trust Collateral for Loan Group VII and Loan Group VIII pursuant to this Section 11.01 (an “Auction Sale”) and of the Auction Date.

SECTION 11.02

Procedure Upon Optional Termination or Auction Sale.

(a)

In case of any Optional Termination pursuant to Section 11.01, the Terminating Entity shall, at least twenty days prior to the date notice is to be mailed to the affected Certificateholders notify the Trustee and Trust Administrator of such Optional Termination Date and of the applicable purchase price of the Mortgage Loans to be purchased.  Upon the purchase by the Terminating Entity of any Mortgage Loans pursuant to Section 11.01, the Trust Administrator shall notify each Servicer that is servicing any of such Mortgage Loans of such purchase.

(b)

Any purchase of the Mortgage Loans by the Terminating Entity shall be made on an Optional Termination Date by deposit of the applicable purchase price into the Certificate Account, as applicable, before the Distribution Date on which such purchase is effected.  Upon receipt by the Trust Administrator of an Officer’s Certificate of the Terminating Entity certifying as to the deposit of such purchase price into the Certificate Account, the Trustee and the Trust Administrator and each co-trust administrator and separate trust administrator, if any, then acting as such under this Agreement, shall, upon request and at the expense of the Terminating Entity execute and deliver all such instruments of transfer or assignment, in each case without recourse, as shall be reasonably requested by the Terminating Entity  to vest title in the Terminating Entity in the Mortgage Loans so purchased and shall transfer or deliver to the Terminating Entity the purchased Mortgage Loans.  Any distributions on the Mortgage Loans which have been subject to an Optional Termination received by the Trust Administrator subsequent to (or with respect to any period subsequent to) the Optional Termination Date shall be promptly remitted by it to the Terminating Entity.

(c)

Any purchase of the Trust Collateral by the related Auction Purchaser shall be made on an Auction Date by receipt of the Trust Administrator of the related Mortgage Loan Auction Price from the Auction Purchaser, and deposit of the such Mortgage Loan Auction Price into the Certificate Account by the Trust Administrator before the Distribution Date on which such purchase is effected.  Upon deposit of such purchase price into the Certificate Account, the Trustee and the Trust Administrator and each co-trust administrator and separate trust administrator, if any, then acting as such under this Agreement, shall, upon request and at the expense of the Auction Purchaser execute and deliver all such instruments of transfer or assignment, in each case without recourse, as shall be reasonably requested by the Auction Purchaser to vest title in the Auction Purchaser in the Trust Collateral so purchased and shall transfer or deliver to the Auction Purchaser the purchased Trust Collateral.

(d)

Notice of the Distribution Date on which the Trust Administrator anticipates that the final distribution shall be made on a Class of Certificates (whether upon Optional Termination, Auction Sale or otherwise), shall be given promptly by the Trust Administrator by first class mail to Holders of the affected Certificates.  Such notice shall be mailed no earlier than the 15th day and not later than the 10th day preceding the applicable Optional Termination Date, Auction Date or date of final distribution, as the case may be.  Such notice shall specify (i) the Distribution Date upon which final distribution on the affected Certificates will be made upon presentation and surrender of such Certificates at the office or agency therein designated, (ii) the amount of such final distribution and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, such distribution being made only upon presentation and surrender of such Certificates at the office or agency maintained for such purposes (the address of which shall be set forth in such notice).

(e)

In the event that any Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trust Administrator shall give a second written notice to the remaining such Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto.  If within six months after the second notice all the Certificates shall not have been surrendered for cancellation, the Trust Administrator may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain subject to the Trust Fund.

(f)

Notwithstanding anything to the contrary herein, the occurrence of an Optional Termination or Auction Sale shall be subject to, and shall in no way adversely affect the right of WMMSC to continue servicing and collecting its Servicing Fee for any WMMSC Serviced Mortgage Loan that remains outstanding at the time of such Optional Termination or Auction Sale.

SECTION 11.03

Additional Termination Requirements.

(a)

In the event the Terminating Entity exercises an Optional Termination pursuant to Section 11.01(A) or an Auction Sale pursuant to Section 11.01(C), the REMIC holding the related Mortgage Loans shall be liquidated in accordance with the following additional requirements, unless the Trustee and the Trust Administrator have received an Opinion of Counsel to the effect that the failure to comply with the requirements of this Section will not (i) result in the imposition of taxes on a “prohibited transaction” of any REMIC, as described in Section 860F of the Code, or (ii) cause any REMIC formed hereby to fail to qualify as a REMIC at any time that any Certificates are outstanding:

(i)

within 90 days prior to the final Distribution Date set forth in the notice given by the Trust Administrator under Section 11.02, the Holder of the Class AR-L Certificates shall adopt a plan of complete liquidation of the related Subsidiary REMIC; and

(ii)

at or after the time of adoption of any such plan of complete liquidation for such Subsidiary REMIC and at or prior to the final Distribution Date, the Trustee shall sell all of the assets of such Subsidiary REMIC to the Terminating Entity for cash; provided, however, that in the event that a calendar quarter ends after the time of adoption of such a plan of complete liquidation but prior to the final Distribution Date, the Trustee shall not sell any of the assets of such REMIC prior to the close of that calendar quarter.

(b)

Upon the exercise of an Optional Termination by the Terminating Entity or upon the occurrence of an Auction Sale, in each case, pursuant to paragraph (a) of this Section if no other Subsidiary REMIC shall remain outstanding following such termination, the Middle REMICs and the Master REMIC shall be terminated in accordance with the following additional requirements, unless the Trustee and the Trust Administrator have received an Opinion of Counsel to the effect that the failure to comply with the requirements of this Section will not (i) result in the imposition of taxes on a “prohibited transaction” of any REMIC formed hereby, as described in Section 860F of the Code, or (ii) cause any REMIC formed hereby to fail to qualify as a REMIC at any time that any Certificates are outstanding:

(i)

concurrently with the adoption of the plan of complete liquidation of the Subsidiary REMIC, as set forth in paragraph (a) of this Section, the Holder of the Class AR Certificates shall adopt a plan of complete liquidation of the Master REMIC and each Middle REMIC; and

(ii)

at or after the time of adoption of any such plan of complete liquidation for the Master REMIC and each Middle REMIC, and at or prior to the final Distribution Date of the Subsidiary REMIC, the Trustee shall sell all of the assets of the Master REMIC and each Middle REMIC to the Depositor for cash; provided, however, that in the event that a calendar quarter ends after the time of adoption of such a plan of complete liquidation but prior to the final Distribution Date, the Trustee shall not sell any of the assets of the Master REMIC or either Middle REMIC prior to the close of that calendar quarter.

(c)

By its acceptance of a Residual Certificate, the Holder thereof hereby agrees to adopt such a plan of complete liquidation and to take such other action in connection therewith as may be reasonably required to liquidate and otherwise terminate the Master REMIC, each Middle REMIC and each Subsidiary REMIC.

ARTICLE XII

MISCELLANEOUS PROVISIONS

SECTION 12.01

Amendment.

(a)

This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Special Servicer, the Servicers, the Sellers, the Trust Administrator and the Trustee, without the consent of any of the Certificateholders,

(i)

to cure any error or ambiguity,

(ii)

to correct or supplement any provisions herein that may be inconsistent with any other provisions herein or in the Prospectus Supplement,

(iii)

to modify, eliminate or add to any of its provisions to such extent as shall be necessary or desirable to maintain the qualification of any REMIC formed hereby as a REMIC at all times that any Certificate is outstanding or to avoid or minimize the risk of the imposition of any tax on the Trust Fund pursuant to the Code that would be a claim against the Trust Fund, provided that the Trustee has received an Opinion of Counsel to the effect that (A) such action is necessary or desirable to maintain such qualification or to avoid or minimize the risk of the imposition of any such tax and (B) such action will not adversely affect the status of any REMIC formed hereby as a REMIC or adversely affect in any material respect the interests of any Certificateholder,

(iv)

in connection with the appointment of a successor servicer, to modify, eliminate or add to any of the servicing provisions, provided the Rating Agencies confirm the rating of the Certificates; or

(v)

to make any other provisions with respect to matters or questions arising under this Agreement that are not materially inconsistent with the provisions of this Agreement, provided that such action shall not adversely affect in any material respect the interests of any Certificateholder or cause an Adverse REMIC Event.  Any amendment pursuant to this Section 12.01(a)(v) shall not be deemed to adversely affect in any material respect the interests of any Certificateholders if a letter is obtained from each Rating Agency stating that such amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

(b)

This Agreement may be amended from time to time by the Depositor, the Master Servicer, the Special Servicer, the Servicers, the Sellers, the Trust Administrator and the Trustee with the consent of the Holders of Certificates evidencing, in the aggregate, not less than 66-2/3% of the Voting Rights of all the Certificates for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of the Certificates; provided, however, that no such amendment may (i) reduce in any manner the amount of, delay the timing of or change the manner in which payments received on or with respect to Mortgage Loans are required to be distributed with respect to any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of a Class of Certificates in a manner other than as set forth in (i) above without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class, (iii) reduce the aforesaid percentages of Voting Rights, the holders of which are required to consent to any such amendment without the consent of 100% of the Holders of Certificates of the Class affected thereby, (iv) change the percentage of the Stated Principal Balance of the Mortgage Loans specified in Section 11.01(A) relating to optional termination of the Trust Fund, (v) change the percentage of the Stated Principal Balance of the Mortgage Loans specified in the last two paragraphs of Section 11.01 relating to an Auction Sale or (vi) modify the provisions of this Section 12.01.

It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trust Administrator may prescribe.

(c)

Promptly after the execution of any amendment to this Agreement, the Trust Administrator shall furnish written notification of the substance of such amendment to each Certificateholder, and the Rating Agencies.

(d)

Prior to the execution of any amendment to this Agreement, each of the Trustee and the Trust Administrator shall receive and be entitled to conclusively rely on an Opinion of Counsel (at the expense of the Person seeking such amendment) stating that the execution of such amendment is authorized and permitted by this Agreement.  The Trustee and the Trust Administrator may, but shall not be obligated to, enter into any such amendment which affects the Trustee’s or the Trust Administrator’s own rights, duties or immunities under this Agreement.

(e)

The Master Servicer and the Trust Administrator may consent to any amendment of a Designated Servicing Agreement to make any other provisions with respect to matters or questions arising under such Designated Servicing Agreement or this Agreement that are not materially inconsistent with the provisions of such Designated Servicing Agreement and this Agreement, provided that such action shall not adversely affect in any material respect the interests of any Certificateholder or cause an Adverse REMIC Event.  Any amendment pursuant to this Section 12.01(e) shall not be deemed to adversely affect in any material respect the interests of any Certificateholders if a letter is obtained from each Rating Agency stating that such amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates.

(f)

Neither the Master Servicer nor the Trust Administrator shall consent to any amendment of a Designated Servicing Agreement which shall adversely affect in any material respect the interests of the Holders of a Class of Certificates without the consent of the Holders of Certificates evidencing not less than 66-2/3% of the Voting Rights of such Class.

It shall not be necessary for the consent of Certificateholders under this Section to approve the particular form of any proposed amendment of a Designated Servicing Agreement, but it shall be sufficient if such consent shall approve the substance thereof.  The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trust Administrator may prescribe.

Promptly after the execution of any amendment to a Designated Servicing Agreement pursuant to this Section 12.01(e) or (f), the Trust Administrator shall furnish, upon written notice of such amendment, written notification of the substance of such amendment to each Certificateholder, and the Rating Agencies.

SECTION 12.02

Recordation of Agreement; Counterparts.

(a)

This Agreement (other than Schedule I) is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the Mortgaged Properties are situated, and in any other appropriate public recording office or elsewhere.  Such recordation, if any, shall be effected by the Depositor at its expense, but only upon direction by the Trustee (acting at the direction of the holders of Certificates evidencing a majority of the aggregate Class Principal Balance) accompanied by an Opinion of Counsel (at the Depositor’s expense) to the effect that such non-recordation materially and adversely affects the interests of the Certificateholders.

(b)

For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

SECTION 12.03

Governing Law.

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 12.04

Intention of Parties.

(a)

It is the express intent of the Depositor, the Sellers, the Master Servicer, the Special Servicer, the Servicers, the Trust Administrator and the Trustee that (i) the conveyance by DLJMC of the Mortgage Loans to the Depositor pursuant to the Assignment and Assumption Agreement and (v) the conveyance by the Depositor to the Trustee as provided for in Section 2.01 of each of the Sellers’ and Depositor’s right, title and interest in and to the Mortgage Loans be, and be construed as, an absolute sale and assignment by DLJMC to the Depositor and by the Depositor to the Trustee of the Mortgage Loans for the benefit of the Certificateholders.  Further, it is not intended that any conveyance be deemed to be a pledge of the Mortgage Loans by DLJMC to the Depositor or by the Depositor to the Trustee to secure a debt or other obligation.  However, in the event that the Mortgage Loans are held to be property of DLJMC, GreenPoint or the Depositor, as applicable, or if for any reason the Assignment and Assumption Agreement or this Agreement is held or deemed to create a security interest in the Mortgage Loans, then it is intended that (i) this Agreement shall also be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; (ii) the conveyances provided for in Section 2.01 shall be deemed to be a grant by each of the Sellers and the Depositor to the Trustee on behalf of the Certificateholders, to secure payment in full of the Secured Obligations (as defined below), of a security interest in all of each Seller’s and the Depositor’s right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the Mortgage Loans, including the Mortgage Notes, the Mortgages, any related insurance policies and all other documents in the related Mortgage Files, and all accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit and uncertificated securities consisting of, arising from or relating to (A) the Mortgage Loans, including with respect to each Mortgage Loan, the Mortgage Note and related Mortgage, and all other documents in the related Trustee Mortgage Files, and including any Qualified Substitute Mortgage Loans; (B) pool insurance policies, hazard insurance policies and any bankruptcy bond relating to the foregoing, if applicable; (C) the Certificate Account; (D) the Collection Account; (E) all amounts payable after the Cut-off Date to the holders of the Mortgage Loans in accordance with the terms thereof; (F) all income, payments, proceeds and products of the conversion, voluntary or involuntary, of the foregoing into cash, instruments, securities or other property, including without limitation all amounts from time to time held or invested in the Certificate Account, whether in the form of cash, instruments, securities or other property; and (G) all cash and non-cash proceeds of any of the foregoing; (iii) the possession by the Trustee or any other agent of the Trustee of Mortgage Notes or such other items of property as constitute instruments, money, documents, advices of credit, letters of credit, goods, certificated securities or chattel paper shall be deemed to be a “possession by the secured party”, or possession by a purchaser or a person designated by him or her, for purposes of perfecting the security interest pursuant to the Uniform Commercial Code (including, without limitation, Sections 9-313, 8-313 or 8-321 thereof); and (iv) notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed notifications to, or acknowledgments, receipts or confirmations from, financial intermediaries, securities intermediaries, bailees or agents (as applicable) of the Trustee for the purpose of perfecting such security interest under applicable law.  “Secured Obligations” means (i) the rights of each Certificateholder to be paid any amount owed to it under this Agreement and (ii) all other obligations of the Sellers and the Depositor under this Agreement and the Assignment and Assumption Agreement.

(b)

The Sellers and the Depositor, and, at the Depositor’s direction, the Master Servicer or the Servicers, the Trustee and the Trust Administrator, shall, to the extent consistent with this Agreement, take such reasonable actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Mortgage Loans and the other property described above, such security interest would be deemed to be a perfected security interest of first priority as applicable.  The Depositor shall prepare and file, at the related Servicer’s expense, all filings necessary to maintain the effectiveness of any original filings necessary under the Uniform Commercial Code as in effect in any jurisdiction to perfect the Trustee’s security interest in or lien on the Mortgage Loans, including without limitation (i) continuation statements, and (ii) such other statements as may be occasioned by any transfer of any interest of the Master Servicer or any Servicer or the Depositor in any Mortgage Loan.

SECTION 12.05

Notices.

In addition to other notices provided under this Agreement, the Trust Administrator shall notify the Rating Agencies in writing: (a) of any substitution of any Mortgage Loan; (b) of any payment or draw on any insurance policy applicable to the Mortgage Loans; (c) of the final payment of any amounts owing to a Class of Certificates; (d) any Event of Default under this Agreement; and (e) in the event any Mortgage Loan is purchased in accordance with this Agreement.

All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when received (i) in the case of the Depositor, Credit Suisse First Boston Mortgage Securities Corp., 11 Madison Avenue, 4th Floor, New York, New York 10010, Attention:  Kari S. Roberts (with a copy to Credit Suisse First Boston Mortgage Securities Corp., 11 Madison Avenue, 4th Floor, New York, New York 10010, Attention:  Bruce Kaiserman); (ii) in the case of the Trustee, the Corporate Trust Office, or such other address as may hereafter be furnished to the Depositor in writing by the Trustee; (iii) in the case of Wells Fargo, as Master Servicer, Corporate Trust Office, 9062 Old Annapolis Road, Columbia, MD 21045, Attention: CSFB 2005-8 or such other address as may be hereafter furnished to the Depositor and the Trustee by Wells Fargo in writing and (iv) in the case of DLJMC, 11 Madison Avenue, 4th Floor, New York, New York 10010, Attention: Kari S. Roberts (with a copy to DLJMC, 11 Madison Avenue, 4th Floor, New York, New York 10010, Attention: Bruce Kaiserman), or such other address as may be hereafter furnished to the Depositor and the Trustee by DLJMC in writing, (v) in the case of WMMSC, to Washington Mutual Mortgage Securities Corp., 1201 Third Avenue, WMT 1706, Seattle, Washington  91801, Attention: Servicing Compliance, with a copy to Washington Mutual Mortgage Securities Corp., 1201 Third Avenue, WMT 1706, Seattle, Washington 98101, Attention: Legal Department or such other address as may be hereafter furnished in writing to the Depositor and the Trustee by WMMSC, (vi) in the case of Standard and Poor’s Ratings Services, a division of The McGraw Hill Companies, 55 Water Street, New York, New York, Attention: Kevin Dwyer; (vii) in the case of the Trust Administrator, the Corporate Trust Office; (viii) in the case of SPS, Select Portfolio Servicing, Inc, 3815 South West Temple, Salt Lake City, Utah, Attention: General Counsel; (ix) in the case of Wells Fargo, as a Servicer, to Wells Fargo Bank, N.A., 1 Home Campus, Des Moines, IA  50328-0001, Attention: John Brown, MAC X2401-042, with a copy to Wells Fargo Bank, N.A., 1 Home Campus, Des Moines, IA  50328-0001, Attention: General Counsel MAC X2401-06T, (x) in the case of GreenPoint, to GreenPoint Mortgage Funding, Inc., 100 Wood Hollow Drive, Novato, CA  94945, Attention: Secondary Marketing cc: General Counsel; and (xi) in the case of the Trust Administrator, the Corporate Trust Office.  Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid.

SECTION 12.06

Severability of Provisions.

If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

SECTION 12.07

Limitation on Rights of Certificateholders.

The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust Fund, nor entitle such Certificateholder’s legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the Trust Fund, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trust Administrator a written notice of an Event of Default and of the continuance thereof, as provided herein, and unless the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request upon the Trust Administrator to institute such action, suit or proceeding in its own name as Trust Administrator hereunder and shall have offered to the Trust Administrator such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trust Administrator, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trust Administrator, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders.  For the protection and enforcement of the provisions of this Section 12.07, each and every Certificateholder and the Trust Administrator shall be entitled to such relief as can be given either at law or in equity.

SECTION 12.08

Certificates Nonassessable and Fully Paid.

It is the intention of the Depositor that Certificateholders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trust Administrator pursuant to this Agreement, are and shall be deemed fully paid.

SECTION 12.09

Protection of Assets.

Except for transactions and activities entered into in connection with the securitization that is the subject of this agreement, the trust created by this agreement is not authorized and has no power to:

(i)

borrow money or issue debt;

(ii)

merge with another entity, reorganize, liquidate or sell assets; or

(iii)

engage in any business or activities.

Each party to this agreement agrees that it will not file an involuntary bankruptcy petition against the Trust Fund or initiate any other form of insolvency proceeding until after the Certificates have been paid.

SECTION 12.10

Non-Solicitation

From and after the date of this Agreement, each of the Depositor, the Sellers, the Master Servicer, the Servicers (other than WMMSC), the Trust Administrator and the Trustee agrees that it will not take any action or permit or cause any action to be taken by any of its agents or affiliates, or by any independent contractors on any such party's behalf, to personally, by telephone, by mail, or electronically by e-mail or through the internet or otherwise, solicit the borrower or obligor under any Mortgage Loan to refinance the Mortgage Loan, in whole or in part.  Notwithstanding the foregoing, it is understood and agreed that promotions undertaken by the Depositor, any Seller, the Master Servicer, any Servicer (other than WMMSC), the Trust Administrator or the Trustee or any affiliate of any such party that originates mortgage loans in the normal course, which are directed to the general public at large, or segments thereof, including, without limitation, mass mailings based on commercially acquired mailing lists or newspaper, radio and television advertisements shall not constitute solicitation under this Section 12.10, provided, that no segment of the general public shall consist primarily of the borrowers or obligors under the Mortgage Loans.  None of the Depositor, a Seller, the Master Servicer, a Servicer (other than WMMSC), the Trust Administrator or the Trustee shall permit the sale of the name of any Mortgagor or any list of names that consist primarily of the Mortgages to any Person.

WMMSC covenants and agrees that it shall not take any action to solicit the refinancing of any Mortgage Loan following the date hereof or provide information to any other entity to solicit the refinancing of any Mortgage Loan; provided that, the foregoing shall not preclude WMMSC or any of its affiliates from (a) engaging in general solicitations to its customer base, including by mass mailing or as part of monthly or periodic statements mailed to its borrowers or to holders of deposit or other accounts, (b) engaging in solicitations to the general public, including without limitation by mass mailing, newspaper, radio, television or other media which are not specifically directed toward the Mortgagors, (c) engaging in solicitations of optional insurance or other bank products (not including mortgage loans), (d) refinancing the Mortgage Loan of any Mortgagor who, without solicitation, contacts WMMSC to request the refinancing of the related Mortgage Loan or (e) engaging in any action to solicit the refinancing of any Mortgage Loan to the extent such action would be permitted under the Fannie Mae Selling Guide or the Fannie Mae Servicing Guide, provided that WMMSC agrees that it shall not, in engaging in any such solicitation, specifically target any of the Mortgage Loans.

ARTICLE XIII

SPS AND THE MASTER SERVICER

SECTION 13.01

Reports and Notices.

(a)

SPS shall provide the Master Servicer the following notices and reports in a timely manner and such notices and reports shall be prepared using the same methodology and calculations used in its standard servicing reports to the Master Servicer.  SPS shall send all such notices and reports to the Master Servicer in a format used for its standard servicing reports.  SPS agrees to provide the Master Servicer with read-only access to those portions of its default management and servicing platform that relate to the SPS Mortgage Loans.

(i)

All SPS Mortgage Loans – On each Data Remittance Date, commencing in September 2005, SPS shall provide the Master Servicer a report of each SPS Mortgage Loan indicating the information contained in Exhibits O-1 and O-2 for the period relating to the related Distribution Date.

(ii)

Liquidated Mortgage Loans – On each Data Remittance Date, commencing in September 2005, SPS shall provide the Master Servicer with a report listing each SPS Mortgage Loan that has become a Liquidated Mortgage Loan indicating, for each such Mortgage Loan, the information contained in Exhibit R together with all supporting documentation for the prior calendar month.

(iii)

Mortgage Guaranty Insurance Policy Claims – Where applicable, SPS shall provide the Master Servicer with copies of all claims filed under any Mortgage Guaranty Insurance Policy and the actual amount paid, together with the explanation of benefits (“EOB”) for each claim filed under any Mortgage Guaranty Insurance Policy in respect of a SPS Mortgage Loan.  SPS shall remit the related Insurance Proceeds within five (5) Business Days after their receipt, submit to the Master Servicer a foreclosure settlement statement substantially in the form attached hereto as Exhibit R and agrees not to deduct any related expenses prior to the Master Servicer’s approval of the related foreclosure settlement statement.

(iv)

Loss and Delinquency Test – SPS shall provide the Master Servicer with all information required for calculating the Loss and Delinquency Test, including but not limited to:

(A)

Loan level and aggregate Stated Principal Balance of all SPS Mortgage Loans 61-90 days delinquent including any loan(s) delinquent on a bankruptcy plan;

(B)

Loan level and aggregate Stated Principal Balance of all SPS Mortgage Loans 91 days and greater (that are not in foreclosure) including any loan(s) delinquent on a bankruptcy plan;

(C)

Loan level and aggregate Stated Principal Balance of all SPS Mortgage Loans that are active foreclosures;

(D)

Loan level and aggregate Stated Principal Balance of all SPS Mortgage Loans that are active REOs; and

(E)

Due dates for all SPS Mortgage Loans reported under the categories listed above in (A) through (D).

(b)

SPS shall make its servicing personnel available during normal business hours to respond, either orally or in writing by facsimile transmission, express mail, or electronic mail, to reasonable inquiries transmitted by the Master Servicer with respect to any SPS Mortgage Loan provided that SPS shall only be required to provide information that is readily accessible and available to its servicing personnel.

SECTION 13.02

Master Servicer’s Oversight With Respect to the SPS Mortgage Loans.

(a)

The Master Servicer shall be permitted to provide SPS with advice, reports and recommendations regarding SPS’ collection efforts and the management of specific SPS Mortgage Loans, which advice may be made in writing, in the form of electronic mail or verbally.  Such advice shall be based on an evaluation of the information provided pursuant to Section 13.01(a).  The advice may include comparable analysis of the performance of the SPS Mortgage Loans with similar mortgage loans serviced by other mortgage loan servicers.  Such advice may also take the form of benchmark comparisons that identify and interpret SPS’ strengths and weaknesses relative to similar, unidentified servicers in the industry.

(b)

Each party to the Agreement acknowledges that the Master Servicer’s advice is made in the form of recommendations, and that the Master Servicer does not have the right to direct SPS in performing its duties under this Agreement.  SPS may, after review and analysis of any recommendation of the Master Servicer accept or reject such advice, in SPS’ sole discretion, subject to the duties and obligations of SPS set forth in this Agreement.

SECTION 13.03

Termination.

The rights and obligations of the Master Servicer under Sections 13.01 and 13.02 of this Agreement shall terminate upon the earlier of (i) the appointment of a successor Servicer to SPS hereunder for all the SPS Mortgage Loans or (ii) the receipt by SPS of a rating of “above average” (or its equivalent) or better as a servicer of subprime mortgage loans by each Rating Agency that maintains a servicer rating system and a Rating on the Certificates.

SECTION 13.04

Liability and Indemnification.

Neither the Master Servicer, nor any of its respective directors, officers, employees, or agents shall be under any liability for any action taken or for refraining from the taking of any action in good faith pursuant to Sections 13.01 and 13.02 of this Agreement or for errors in judgment; provided, however, that this provision shall not protect the Master Servicer or any such other Person against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of disregard of obligations and duties hereunder.  The Master Servicer and any director, officer, employee, or agent thereof shall be entitled to rely in good faith on any document of any kind prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

SECTION 13.05

Confidentiality.

The Master Servicer agrees that all material, nonpublic information supplied to it by or on behalf of SPS relating to the SPS Mortgage Loans or details of SPS’ operations or SPS’ proprietary systems shall be treated confidentially except as otherwise provided by the terms of this Agreement or as required by law; it being understood that the provision of any such information by the Master Servicer to any party shall not cause such information to be considered public for purposes of this Section 13.05.  The Master Servicer shall indemnify SPS against any loss, liability, claims, charges, damages, fines, penalties, judgments, actions, suits, costs and such other expenses incurred by SPS as a result of a breach by the Master Servicer of its obligations under this Section 13.05

IN WITNESS WHEREOF, the Depositor, the Sellers, the Master Servicer, the Servicers, the Special Servicer, the Trustee and the Trust Administrator have caused their names to be signed hereto by their respective officers thereunto duly authorized all as of the first day of August 2005.

CREDIT SUISSE FIRST BOSTON MORTGAGE
SECURITIES CORP., as Depositor

By: /s/ Bruce Kaiserman

Name: Bruce Kaiserman

Title: Vice President

DLJ MORTGAGE CAPITAL, INC., as a Seller

By: /s/ Kevin Steele

Name: Kevin Steele

Title: Vice President

WELLS FARGO BANK, N.A., as Master Servicer and Trust Administrator

By: /s/ Amy Doyle

Name: Amy Doyle

Title: Vice President

WASHINGTON MUTUAL MORTGAGE    SECURITIES CORP., as a Servicer

By: /s/ Wendy Loncar

Name: Wendy Loncar

Title: Assistant Vice President

SELECT PORTFOLIO SERVICING, INC., as a Servicer and Special Servicer

By: /s/ Robert J. Holz

Name: Robert J. Holz

Title: Executive Vice President and General Counsel

GREENPOINT MORTGAGE FUNDING, INC., as a Seller and a Servicer

By: /s/ Susan Davia

Name: Susan Davia

Title: Vice President

U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By: /s/ Charles F. Pedersen

Name: Charles F. Pedersen

Title: Vice President

WELLS FARGO BANK, N.A., as Servicer

By: /s/ Phillip A. Platte

Name Phillip A. Platte

Title: Assistant Vice President

STATE OF NEW YORK

)

: ss.:

COUNTY OF NEW YORK

)

On this 30 day of August 2005, before me, personally appeared Bruce Kaiserman, known to me to be a Vice President of Credit Suisse First Boston Mortgage Securities Corp., one of the corporations that executed the within instrument, and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Sara Lee

Notary Public

[NOTARIAL SEAL]

STATE OF NEW YORK

)

: ss.:

COUNTY OF NEW YORK

)

On the 30 day of August 2005 before me, personally appeared Kevin Steele, known to me to be a Vice President of DLJ Mortgage Capital, Inc., one of the corporations that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Sara Lee

Notary Public

[NOTARIAL SEAL]

STATE OF NEW YORK

)

: ss.:

COUNTY OF NEW YORK

)

On the 30 of August 2005 before me, a Notary Public in and for said State, personally appeared Charles Pedersen known to me to be a Vice President of U.S. Bank National Association, a New York banking corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Susan Brindle

Notary Public

[NOTARIAL SEAL]

STATE OF NEW YORK

)

: ss.:

COUNTY OF NEW YORK

)

On the 29 of August 2005 before me, a Notary Public in and for said State, personally appeared Susan Davis known to me to be a Vice President of GreenPoint Mortgage Funding, Inc., a New York corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Judith F. Edghill

Notary Public

[NOTARIAL SEAL]

STATE OF WASHINGTON

)

: ss.:

COUNTY OF KING

)

On the 30 of August 2005 before me, a Notary Public in and for said State, personally appeared Wendy L. Loncar known to me to be an Assistant Vice President of Washington Mutual Mortgage Securities Corp., one of the corporations that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Sandra Plarske

Notary Public

[NOTARIAL SEAL]

STATE OF MARYLAND

)

: ss.:

COUNTY OF BALTIMORE

)

On the 30 of August 2005 before me, a Notary Public in and for said State, personally appeared Amy Doyle known to me to be a Vice President of Wells Fargo Bank, N.A., a national banking association that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Graham Oglesby

Notary Public

[NOTARIAL SEAL]

STATE OF IOWA

)

: ss.:

COUNTY OF DALLAS

)

On the 30 of August 2005 before me, a Notary Public in and for said State, personally appeared Phillip A. Platte known to me to be an Assistant Vice President of Wells Fargo Bank, N.A., a national banking association that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Stephanie S. Schaffer

Notary Public

[NOTARIAL SEAL]

STATE OF UTAH

)

: ss.:

COUNTY OF SALT LAKE

)

On the 30 of August 2005 before me, a Notary Public in and for said State, personally appeared Robert Holz known to me to be a General Counsel of Select Portfolio Servicing, Inc., the Utah corporation that executed the within instrument and also known to me to be the person who executed it on behalf of said corporation, and acknowledged to me that such corporation executed the within instrument.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal the day and year in this certificate first above written.

/s/ Kristy Carlson

Notary Public

[NOTARIAL SEAL]

EXHIBIT A

[FORM OF CLASS A CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

[FOR NOTIONAL AMOUNT CERTIFICATES] [THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.]

Certificate No.

:

Cut-off Date

:

August 1, 2005

First Distribution Date

:

September 25, 2005

Initial Certificate Balance

of this Certificate

(“Denomination”)

:

Initial Certificate Balances

of all Certificates

of this Class

:

[For Notional Amount Certificates]

[Initial Notional Amount

of this Certificate

(“Denomination”)

:

Initial Class Notional Amount

of all Certificates

of this Class

:

CUSIP

:

Pass-Through Rate

:

Maturity Date

:

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Credit Suisse First Boston Mortgage Securities Corp.,
CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-8
Class [______]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

[Omit for Notional Amount Certificates] [Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein.]  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Master Servicer, the Servicers, the Special Servicer, the Trust Administrator or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CEDE & CO., is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, DLJ Mortgage Capital, Inc., as a seller (in such capacity, a “Seller”),  GreenPoint Mortgage Funding, Inc., as a seller (in such capacity, a “Seller”), and as a servicer (in such capacity, a “Servicer”), Wells Fargo Bank, N.A., as a servicer (in such capacity, a “Servicer”), as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”), Washington Mutual Mortgage Securities Corp., as a servicer (in such capacity, a “Servicer”), Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”) and as special servicer (in such capacity, the “Special Servicer”) and U.S. Bank National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  August 30, 2005.

WELLS FARGO BANK, N.A.,
as Trust Administrator

By _____________________________

Countersigned:

By ___________________________

Authorized Signatory of
WELLS FARGO BANK, N.A.,
as Trust Administrator

EXHIBIT B

[FORM OF CLASS B CERTIFICATE]

[ONLY FOR OFFERED CERTIFICATES] [UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO CERTAIN CERTIFICATES AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

[ONLY FOR PRIVATE CERTIFICATES]  [THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE ACT”).  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.]

PURSUANT TO SECTION 6.02(f) OF THE AGREEMENT, AN ERISA RESTRICTED CERTIFICATE OR ANY INTEREST HEREIN MAY NOT BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE (I) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR OTHER RETIREMENT ARRANGEMENT OR (II) IF THE PURCHASER IS AN INSURANCE COMPANY AND THE CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN OR (III) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  IN THE EVENT THE REPRESENTATIONS REFERRED TO IN THE PRECEDING SENTENCE ARE NOT FURNISHED, SUCH REPRESENTATION SHALL BE DEEMED TO HAVE BEEN MADE TO THE TRUSTEE BY THE TRANSFEREE’S ACCEPTANCE OF THIS CERTIFICATE, OR BY ANY BENEFICIAL OWNER WHO PURCHASES AN INTEREST IN THIS CERTIFICATE IN BOOK-ENTRY FORM.  IN THE EVENT THAT A REPRESENTATION IS VIOLATED, OR ANY ATTEMPT TO TRANSFER THIS CERTIFICATE TO A PLAN OR OTHER RETIREMENT ARRANGEMENT OR PERSON USING A PLAN’S OR ARRANGEMENT’S ASSETS IS ATTEMPTED WITHOUT THE DELIVERY TO THE TRUSTEE OF THE OPINION OF COUNSEL DESCRIBED ABOVE, THE ATTEMPTED TRANSFER OR ACQUISITION OF THIS CERTIFICATE SHALL BE VOID AND OF NO EFFECT.

Certificate No.

:

Cut-off Date

:

August 1, 2005

First Distribution Date

:

September 25, 2005

Initial Certificate Balance

of this Certificate

(“Denomination”)

:

Initial Certificate Balances

of all Certificates

of this Class

:

CUSIP

:

Interest Rate

:

Maturity Date

:

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Credit Suisse First Boston Mortgage Securities Corp.,
CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-8
Class [______]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Master Servicer, the Servicers, the Special Servicer, the Trust Administrator or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that [_____________________], is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, DLJ Mortgage Capital, Inc., as a seller (in such capacity, a “Seller”),  GreenPoint Mortgage Funding, Inc., as a seller (in such capacity, a “Seller”), and as a servicer (in such capacity, a “Servicer”), Wells Fargo Bank, N.A., as a servicer (in such capacity, a “Servicer”), as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”), Washington Mutual Mortgage Securities Corp., as a servicer (in such capacity, a “Servicer”), Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”) and as special servicer (in such capacity, the “Special Servicer”) and U.S. Bank National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Pursuant to Section 6.02(f) of the Agreement, no transfer of an ERISA Restricted Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such ERISA Restricted Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan or other retirement arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or a person using the assets of any such plan or other retirement arrangement which representation letter shall not be an expense of the Trustee or the Trust Fund, (ii) if the purchaser is an insurance company and the ERISA Restricted Certificate has been the subject of an ERISA-Qualifying Underwriting, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60 or (iii) in the case of any such ERISA Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a person using such plan’s or arrangement’s assets, an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase or holding of such Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Depositor, the Trustee, the Trust Administrator, the Special Servicer, the Master Servicer, the Servicer or any other servicers to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the such parties or the Trust Fund.  In the event the representations referred to in the preceding sentence are not furnished, such representation shall be deemed to have been made to the trustee by the transferee’s acceptance of an ERISA Restricted Certificate or by any beneficial owner who purchases an interest in this certificate in book-entry form.  In the event that a representation is violated, or any attempt to transfer an ERISA Restricted Certificate to a plan or other retirement arrangement or person using a plan’s or arrangement’s assets is attempted without the delivery to the Trustee of the Opinion of Counsel described above, the attempted transfer or acquisition of this certificate shall be void and of no effect.

[ONLY FOR PRIVATE CERTIFICATES] [No transfer of this Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws.  In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder’s prospective transferee shall each certify to the Trust Administrator in writing the facts surrounding the transfer and (i) deliver a letter in substantially the form of either Exhibit K and either (A) Exhibit L-1, provided that all of the Certificates of the Class shall be transferred to one investor or the Depositor otherwise consents to such transfer, or (B) Exhibit L-2 or (ii) there shall be delivered to the Trust Administrator at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act.  In the event that such a transfer is to be made within three years from the date of the initial issuance of Certificates pursuant hereto, there shall also be delivered (except in the case of a transfer pursuant to Rule 144A of the Securities Act) to the Trustee and the Trust Administrator an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act.  The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee, the Trust Administrator and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.]

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: August 30, 2005

WELLS FARGO BANK, N.A.,
as Trust Administrator

By _____________________________

Countersigned:

By ___________________________

Authorized Signatory of

WELLS FARGO BANK, N.A.,

as Trust Administrator

EXHIBIT C

[FORM OF CLASS AR/CLASS AR-L CERTIFICATE]

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “RESIDUAL INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUST ADMINISTRATOR A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (A) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”) OR ARRANGEMENT, OR SECTION 4975 OF THE CODE OR A PERSON USING THE ASSETS OF SUCH A PLAN OR OTHER RETIREMENT ARRANGEMENT, OR (B) IF THE TRANSFEREE IS AN INSURANCE COMPANY, A REPRESENTATION THAT THE TRANSFEREE IS AN INSURANCE COMPANY WHICH IS PURCHASING THIS CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT,” AS THAT TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60, OR PTCE 95-60, AND THAT THE PURCHASE AND HOLDING OF THIS CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60, OR (C) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.

:

Cut-off Date

:

August 1, 2005

First Distribution Date

:

September 25, 2005

Initial Certificate Balance

of this Certificate

(“Denomination”)

:

$50.00

Initial Certificate Balances

of all Certificates

of this Class

:

$50.00

CUSIP

:

Pass-Through Rate

:

Maturity Date

:

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Credit Suisse First Boston Mortgage Securities Corp.,
CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-8
Class [______]

evidencing a percentage interest in the distributions allocable to the Class [AR][AR-L] Certificates with respect to a Trust Fund consisting primarily of a pool of fixed rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Master Servicer, the Servicers, the Special Servicer, the Trustee or the Trust Administrator referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that [CREDIT SUISSE FIRST BOSTON LLC] [WACHOVIA BANK, N.A.], is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, DLJ Mortgage Capital, Inc., as a seller (in such capacity, a “Seller”), GreenPoint Mortgage Funding, Inc., as a seller (in such capacity, a “Seller”), and as a servicer (in such capacity, a “Servicer”), Wells Fargo Bank, N.A., as a servicer (in such capacity, a “Servicer”), as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”), Washington Mutual Mortgage Securities Corp., as a servicer (in such capacity, a “Servicer”), Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”) and as special servicer (in such capacity, the “Special Servicer”) and U.S. Bank National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class [AR][AR-L] Certificate at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in Minneapolis, Minnesota.

No transfer of a Class [AR][AR-L] Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan or other retirement arrangement subject to Section 406 of ERISA or Section 4975 of the Code, or a person using the assets of any such plan or other retirement arrangement, which representation letter shall not be an expense of the Trustee or the Trust Fund or (ii) if the transferee is an insurance company, a representation that the transferee is an insurance company which is purchasing this certificate with funds contained in an “insurance company general account,” as that term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60, or PTCE 95-60, and that the purchase and holding of this certificate are covered under Sections I and III of PTCE 95-60, or (iii) in the case of any such Class [AR][AR-L] Certificate presented for registration in the name of an employee benefit plan subject to ERISA or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or other retirement arrangement or any person acting using such plan’s or arrangement’s assets, an Opinion of Counsel satisfactory to the Trustee to the effect that the purchase or holding of such Class [AR][AR-L] Certificate will not result in prohibited transactions under Section 406 of ERISA and/or Section 4975 of the Code and will not subject the Depositor, the Trustee, the Trust Administrator, the Master Servicer, the Special Servicer, the Servicers or any other servicers to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of such parties or the Trust Fund.  Notwithstanding anything else to the contrary herein, any purported transfer of a Class [AR][AR-L] Certificate to or on behalf of an employee benefit plan or other retirement arrangement subject to ERISA or to the Code without the Opinion of Counsel satisfactory to the Trustee as described above shall be void and of no effect.

Each Holder of this Class [AR][AR-L] Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Class [AR][AR-L] Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Class [AR][AR-L] Certificate may be transferred without delivery to the Trust Administrator of a transfer affidavit of the initial owner or the proposed transferee in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Class [AR][AR-L] Certificate must agree to require a transfer affidavit from any other person to whom such person attempts to Transfer its Ownership Interest in this Class [AR][AR-L] Certificate as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Class [AR][AR-L] Certificate must agree not to transfer an Ownership Interest in this Class [AR][AR-L] Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Class [AR][AR-L] Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: August 30, 2005

WELLS FARGO BANK, N.A.,
as Trust Administrator

By_____________________________

Countersigned:

By ___________________________

Authorized Signatory of

WELLS FARGO BANK, N.A.,

as Trust Administrator

EXHIBIT D

[FORM OF CLASS X CERTIFICATES]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE HAS NO PRINCIPAL BALANCE AND IS NOT ENTITLED TO ANY DISTRIBUTIONS IN RESPECT OF PRINCIPAL.

Certificate No.

:

Cut-off Date

:

August 1, 2005

First Distribution Date

:

September 25, 2005

Initial Notional Amount of this

Certificate (“Denomination”)

:

Initial Class Notional Amount of

all Certificates of this Class

:

CUSIP

:

Pass-Through Rate

:

Maturity Date

:

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Credit Suisse First Boston Mortgage Securities Corp.,
CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-8
Class [______]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Master Servicer, the Servicers, the Special Servicer, the Trust Administrator or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CEDE & CO., is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, DLJ Mortgage Capital, Inc., as a seller (in such capacity, a “Seller”), GreenPoint Mortgage Funding, Inc., as a seller (in such capacity, a “Seller”), and as a servicer (in such capacity, a “Servicer”), Wells Fargo Bank, N.A., as a servicer (in such capacity, a “Servicer”), as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”), Washington Mutual Mortgage Securities Corp., as a servicer (in such capacity, a “Servicer”), Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”) and as special servicer (in such capacity, the “Special Servicer”) and U.S. Bank National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated: August 30, 2005.

WELLS FARGO BANK, N.A.,
as Trust Administrator

By_____________________________

Countersigned:

By ___________________________

Authorized Signatory of
WELLS FARGO BANK, N.A.,
as Trust Administrator

EXHIBIT E

[FORM OF CLASS P CERTIFICATE]

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A “REGULAR INTEREST” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT,” AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).

THIS CERTIFICATE IS NOT ENTITLED TO ANY PAYMENTS OF INTEREST.

Certificate No.

:

Cut-off Date

:

August 1, 2005

First Distribution Date

:

September 25, 2005

Initial Certificate Balance

of this Certificate

(“Denomination”)

:

Initial Certificate Balances

of all Certificates

of this Class

:

Percentage Interest

:

CUSIP

:

Pass-Through Rate

:

Maturity Date

:

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Credit Suisse First Boston Mortgage Securities Corp.,
CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-8
Class [_________]

evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of fixed rate conventional mortgage loans (the “Mortgage Loans”) secured by first liens on one- to four-family residential properties.

Credit Suisse First Boston Mortgage Securities Corp., as Depositor

Principal in respect of this Certificate is distributable monthly as set forth herein.  Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein.  This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Sellers, the Master Servicer, the Servicers, the Special Servicer, the Trust Administrator or the Trustee referred to below or any of their respective affiliates.  Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

This certifies that CEDE & CO., is the registered owner of the Percentage Interest evidenced by this Certificate (obtained by dividing the denomination of this Certificate by the aggregate of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”).  The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, DLJ Mortgage Capital, Inc., as a seller (in such capacity, a “Seller”), GreenPoint Mortgage Funding, Inc., as a seller (in such capacity, a “Seller”), and as a servicer (in such capacity, a “Servicer”), Wells Fargo Bank, N.A., as a servicer (in such capacity, a “Servicer”), as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”), Washington Mutual Mortgage Securities Corp., as a servicer (in such capacity, a “Servicer”), Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”) and as special servicer (in such capacity, the “Special Servicer”) and U.S. Bank National Association, as trustee (the “Trustee”).  To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement.  This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trust Administrator.

IN WITNESS WHEREOF, the Trust Administrator has caused this Certificate to be duly executed.

Dated:  August 30, 2005.

WELLS FARGO BANK, N.A.,
as Trust Administrator

By_____________________________

Countersigned:

By ___________________________

Authorized Signatory of
WELLS FARGO BANK, N.A.,
as Trust Administrator

EXHIBIT F

[Reserved]

EXHIBIT G

[Reserved]

EXHIBIT H

REVERSE OF CERTIFICATES

CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
Credit Suisse First Boston Mortgage Securities Corp.,
CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-8
Class [________]

This Certificate is one of a duly authorized issue of Certificates designated as Credit Suisse First Boston Mortgage Securities Corp., CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-8, of the Series specified on the face hereof (herein collectively called the “Certificates”), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Certificate Account for payment hereunder and that neither the Trustee nor the Trust Administrator is liable to the Certificateholders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee and the Trust Administrator.

Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month, or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day (the “Distribution Date”), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement.  The Record Date applicable to each Distribution Date and each Class of Certificates is the close of business on the last Business Day of the calendar month immediately preceding the calendar month of such Distribution Date.

Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trust Administrator in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register.  The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee, the Trust Administrator and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Servicers, the Special Servicer, the Sellers, the Trustee and the Trust Administrator with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement.  Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Certificate.  The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trust Administrator upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trust Administrator in Minneapolis, Minnesota, accompanied by a written instrument of transfer in form satisfactory to the Trust Administrator and the Certificate Registrar duly executed by the holder hereof or such holder’s attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement.  As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

No service charge will be made for any such registration of transfer or exchange, but the Trust Administrator may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Depositor, each Servicer, the Master Servicer, each Seller, the Trustee and the Trust Administrator and any agent of the Depositor, each Servicer, the Master Servicer, each Seller, the Trustee or the Trust Administrator may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Servicers, the Master Servicer, the Sellers, the Trustee, the Trust Administrator or any such agent shall be affected by any notice to the contrary.

On any Distribution Date on which the aggregate Stated Principal Balance of the Group I, Group IV, Group V, Group VI and Group IX Mortgage Loans is less than 10% of the aggregate Stated Principal Balance of the Group I, Group IV, Group V, Group VI and Group IX Mortgage Loans as of the Cut-off Date, the Terminating Entity will have the option to purchase, in whole, from the Trust Fund all remaining Group I, Group IV, Group V, Group VI and Group IX Mortgage Loans and all property acquired in respect of such Group I, Group IV, Group V, Group VI and Group IX Mortgage Loans at a purchase price determined as provided in the Agreement.  If the Terminating Entity does not exercise such purchase options, on any Distribution Date on which the aggregate Stated Principal Balance of the Group I, Group IV, Group V, Group VI and Group IX Mortgage Loans is less than 5% of the aggregate Stated Principal Balance of the Group I, Group IV, Group V, Group VI and Group IX Mortgage Loans as of the Cut-off Date, the Trust Administrator will solicit bids for the Group I, Group IV, Group V, Group VI and Group IX Mortgage Loans and all property acquired in respect of such Group I, Group IV, Group V, Group VI and Group IX Mortgage Loans in an auction procedure as provided in the Agreement.

On any Distribution Date on which the aggregate Stated Principal Balance of the Group II and Group III Mortgage Loans is less than 10% of the aggregate Stated Principal Balance of the Group II and Group III Mortgage Loans as of the Cut-off Date, the Terminating Entity will have the option to purchase, in whole, from the Trust Fund all remaining Group II and Group III Mortgage Loans and all property acquired in respect of such Group II and Group III Mortgage Loans at a purchase price determined as provided in the Agreement.  If the Terminating Entity does not exercise such purchase options, on any Distribution Date on which the aggregate Stated Principal Balance of the Group II and Group III Mortgage Loans is less than 5% of the aggregate Stated Principal Balance of the Group II and Group III Mortgage Loans as of the Cut-off Date, the Trust Administrator will solicit bids for the Group II and Group III Mortgage Loans and all property acquired in respect of such Group II and Group III Mortgage Loans in an auction procedure as provided in the Agreement.

On any Distribution Date on which the aggregate Stated Principal Balance of the Group VII and Group VIII Mortgage Loans is less than 10% of the aggregate Stated Principal Balance of the Group VII and Group VIII Mortgage Loans as of the Cut-off Date, the Terminating Entity will have the option to purchase, in whole, from the Trust Fund all remaining Group VII and Group VIII Mortgage Loans and all property acquired in respect of such Group VII and Group VIII Mortgage Loans at a purchase price determined as provided in the Agreement.  If the Terminating Entity does not exercise such purchase options, on any Distribution Date on which the aggregate Stated Principal Balance of the Group VII and Group VIII Mortgage Loans is less than 5% of the aggregate Stated Principal Balance of the Group VII and Group VIII Mortgage Loans as of the Cut-off Date, the Trust Administrator will solicit bids for the Group VII and Group VIII Mortgage Loans and all property acquired in respect of such Group VII and Group VIII Mortgage Loans in an auction procedure as provided in the Agreement.

In the event that one of such optional terminations or auction purchases does not occur, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement.  In no event, however, will the trust created by the Agreement continue beyond the earlier of (i) the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement or (ii) the Distribution Date following the third anniversary of the scheduled maturity date of the Mortgage Loan having the latest scheduled maturity date as of the Cut-off Date.  Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.

ASSIGNMENT

FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto

 (Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

I (We) further direct the Trust Administrator to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:

Dated:

_____________________________

Signature by or on behalf of assignor

DISTRIBUTION INSTRUCTIONS

The assignee should include the following for purposes of distribution:

Distributions shall be made, by wire transfer or otherwise, in immediately available funds to

                                                                                                                                                          ,

for the account of                                                                                                                              ,

account number                   , or, if mailed by check, to

                                                                                                                                                          ,

Applicable statements should be mailed to

                                                                                                                                                          ,

This information is provided by, the assignee named above, or, as its agent.

EXHIBIT I

FORM OF SERVICER INFORMATION

The following information will be e-mailed to the Master Servicer by each Servicer, other than WMMSC, and to the Trust Administrator by the Master Servicer and WMMSC, in accordance with Section 4.05:

Servicer Loan Number
Trust Loan Number (if applicable)
Scheduled Net Interest
Scheduled Principal
Curtailment Applied
Curtailment Adjustment
Mortgage Rate
Servicing Fee Rate
P&I Payment
Beginning Scheduled Balance
Ending Scheduled Balance
Ending Actual Principal Balance
Due Date
Prepayment in full Principal
Prepayment in full Net Interest
Prepayment in full Penalty
Delinquencies:

1-30
31-60
61-90
91 +

Foreclosures
REO Properties
Loss Amounts & Loss Types (i.e., Bankruptcy, Excess, Deficient Valuation, Debt Reduction)

Kristen Knight
First Security Investor Reporting
150 South Wacker Drive
Chicago, IL  60606-4102
Phone No. 312-425-3281
Fax No.       312-425-4281
kknight@fsir.com

WELLS FARGO BANK, N.A.

Form 332

Calculation of Realized Loss

Purpose

To provide the Servicer with a form for the calculation of any Realized Loss (or gain) as a result of a Mortgage Loan having been foreclosed and Liquidated.

Distribution

The Servicer will prepare the form in duplicate and send the original together with evidence of conveyance of title and appropriate supporting documentation to the Master Servicer with the Monthly Accounting Reports which supports the Mortgage Loan’s removal from the Mortgage Loan Activity Report.  The Servicer will retain the duplicate for its own records.

Due Date

With respect to any liquidated Mortgage Loan, the form will be submitted to the Master Servicer no later than the date on which statements are due to the Master Servicer under Section 4.02 of this Agreement (the “Statement Date”) in the month following receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan; provided, that if such Statement Date is not at least 30 days after receipt of final liquidation proceeds and supporting documentation relating to such liquidated Mortgage Loan, then the form will be submitted on the first Statement Date occurring after the 30th day following receipt of final liquidation proceeds and supporting documentation.

Preparation Instructions

The numbers on the form correspond with the numbers listed below.

1.

The actual Unpaid Principal Balance of the Mortgage Loan.

2.

The Total Interest Due less the aggregate amount of servicing fee that would have been earned if all delinquent payments had been made as agreed.

3-7.

Complete as necessary.  All line entries must be supported by copies of appropriate statements, vouchers, receipts, canceled checks, etc., to document the expense.  Entries not properly documented will not be reimbursed to the Servicer.

8.

Accrued Servicing Fees based upon the Scheduled Principal Balance of the Mortgage Loan as calculated on a monthly basis.

10.

The total of lines 1 through 9.

Credits

11-17.

Complete as necessary.  All line entries must be supported by copies of the appropriate claims forms, statements, payment checks, etc.  to document the credit.  If the Mortgage Loan is subject to a Bankruptcy Deficiency, the difference between the Unpaid Principal Balance of the Note prior to the Bankruptcy Deficiency and the Unpaid Principal Balance as reduced by the Bankruptcy Deficiency should be input on line 16.

18.

The total of lines 11 through 17.

Total Realized Loss (or Amount of Any Gain)

19.

The total derived from subtracting line 18 from 10.  If the amount represents a realized gain, show the amount in parenthesis (   ).

WELLS FARGO BANK, N.A.

CALCULATION OF REALIZED LOSS

WELLS FARGO BANK, N.A. Trust:  ___________________________

Prepared by:  __________________

Date:  _______________

Phone:  ______________________

Servicer Loan No.	Servicer Name	Servicer Address

WELLS FARGO BANK, N.A.

Loan No._____________________________

Borrower’s Name:________________________________________________________

Property
Address:________________________________________________________________

Liquidation and Acquisition Expenses:

Actual Unpaid Principal Balance of Mortgage Loan

$ _______________(1)

Interest accrued at Net Rate

 ________________(2)

Attorney’s Fees

 ________________(3)

Taxes

 ________________(4)

Property Maintenance

 ________________(5)

MI/Hazard Insurance Premiums

 ________________(6)

Hazard Loss Expenses

 ________________(7)

Accrued Servicing Fees

 ________________(8)

Other (itemize)

 ________________(9)

_________________________________________

$ _________________

_________________________________________

 __________________

_________________________________________

 __________________

_________________________________________

 __________________

Total Expenses

$ ______________(10)

Credits:

Escrow Balance

$ ______________(11)

HIP Refund

________________(12)

Rental Receipts

________________(13)

Hazard Loss Proceeds

________________(14)

Primary Mortgage Insurance Proceeds

________________(15)

Proceeds from Sale of Acquired Property

________________(16)

Other (itemize)

________________(17)

_________________________________________

___________________

_________________________________________

___________________

Total Credits

$________________(18)

Total Realized Loss (or Amount of Gain)

$________________(19)

EXHIBIT J

FORM OF INITIAL CERTIFICATION OF TRUSTEE

[_________________, 200_]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York 10010

DLJ Mortgage Capital, Inc.
11 Madison Avenue, 4th Floor
New York, New York 10010

Re:

Pooling and Servicing Agreement (“Pooling and Servicing Agreement”) relating to [__________________] CSFB Mortgage-Backed Pass-Through Certificates, Series 200_-___

Ladies and Gentlemen:

In accordance with and subject to the provisions of Section 2.02 of the Pooling and Servicing Agreement, the undersigned, as Trustee, hereby certifies that, except for the exceptions noted on the schedule attached hereto, it has (a) received an original Mortgage Note with respect to each Mortgage Loan listed on the Mortgage Loan Schedule and (b) received an original Mortgage (or a certified copy thereof) with respect to each Mortgage Loan listed on the Mortgage Loan Schedule in accordance with Section 2.01 of the Pooling and Servicing Agreement.  The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically mentioned above.  The Trustee makes no representations as to:  (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement or any of the Mortgage Loans identified in the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

The Trustee acknowledges receipt of notice that the Depositor has granted to the Trustee for the benefit of the Certificateholders a security interest in all of the Depositor’s right, title and interest in and to the Mortgage Loans.

Capitalized terms used herein without definition shall have the meaning assigned to them in the Pooling and Servicing Agreement.

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By: _____________________________

Authorized Representative

EXHIBIT K

FORM OF FINAL CERTIFICATION OF TRUSTEE

[date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York 10010

DLJ Mortgage Capital, Inc.
11 Madison Avenue, 4th Floor
New York, New York 10010

Re:

Pooling and Servicing Agreement (“Pooling and Servicing Agreement”) relating to [___________________] CSFB Mortgage-Backed Pass-Through Certificates, Series 200_-___

Ladies and Gentlemen:

In accordance with and subject to the provisions of Section 2.02 of the above-referenced Pooling and Servicing Agreement the undersigned, as Trustee, hereby certifies that, except for the exceptions noted on the schedule attached hereto, as to each Mortgage Loan listed in the Mortgage Loan Schedule it has reviewed the Mortgage File and has determined that (based solely on its review of each such documents on its face) (i) all documents described in clauses (i)-(v) of Section 2.01(b) of the Pooling and Servicing Agreement are in its possession, (ii) such documents have been reviewed by it and have not been mutilated, damaged, defaced, torn or otherwise physically altered and such documents relate to such Mortgage Loan and (iii) each Mortgage Note has been endorsed and each assignment of Mortgage has been delivered as provided in Section 2.01 of the Pooling and Servicing Agreement.  The Trustee has made no independent examination of any documents required to be delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement beyond the review specifically required therein.  The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents required to be delivered in accordance with Section 2.01 of the Pooling and Servicing Agreement or any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan.

Capitalized terms used herein without definition have the meanings ascribed to them in the Pooling and Servicing Agreement.

U.S. BANK NATIONAL ASSOCIATION,

as Trustee

By: _____________________________

Authorized Representative

EXHIBIT L

FORM OF REQUEST FOR RELEASE

[date]

To:  U.S. Bank National Association

In connection with the administration of the Mortgage Loans held by you as Trustee under the Pooling and Servicing Agreement dated as of August 1, 2005 (the “Pooling and Servicing Agreement”), among the Depositor, DLJ Mortgage Capital, Inc., as a seller (in such capacity, a “Seller”), GreenPoint Mortgage Funding, Inc., as a seller (in such capacity, a “Seller”), and as a servicer (in such capacity, a “Servicer”), Wells Fargo Bank, N.A., as a servicer (in such capacity, a “Servicer”), as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”), Washington Mutual Mortgage Securities Corp., as a servicer (in such capacity, a “Servicer”), Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”) and as special servicer (in such capacity, the “Special Servicer”) and U.S. Bank National Association, as trustee (the “Trustee”), the undersigned hereby requests a release of the Mortgage File held by you as Trustee with respect to the following described Mortgage Loan for the reason indicated below.

Mortgagor’s Name:

Address:

Loan No.:

Reason for requesting file:

____	1.

Mortgage Loan paid in full.

(The Servicer hereby certifies that all amounts received in connection with the Mortgage Loan have been or will be credited to the Certificate Account pursuant to the Pooling and Servicing Agreement.)

____	2.	Mortgage Loan purchased. (The Servicer hereby certifies that the Purchase Price has been credited to the Certificate Account pursuant to the Pooling and Servicing Agreement.)
____	3.	The Mortgage Loan is being foreclosed.
____	4.	Other. (Describe)

The undersigned acknowledges that the above Mortgage File will be held by the undersigned in accordance with the provisions of the Pooling and Servicing Agreement and will be returned, except if the Mortgage Loan has been paid in full or purchased (in which case the Mortgage File will be retained by us permanently) when no longer required by us for such purpose.

Capitalized terms used herein shall have the meanings ascribed to them in the Pooling and Servicing Agreement.

[NAME OF SERVICER]

By: _____________________________

Name:
Title:

EXHIBIT M

FORM OF TRANSFEROR CERTIFICATE
[date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, NY 10010

[Trust Administrator]

Re:

[__________________] CSFB Mortgage-Backed Pass-Through Certificates, Series 200_-__

Ladies and Gentlemen:

In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the “Act”), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act and (c) to the extent we are disposing of a Class AR Certificate, we have no knowledge the Transferee is not a Permitted Transferee.

Very truly yours,

_____________________________

Print Name of Transferor

By: _____________________________

Authorized Officer

EXHIBIT N-1

FORM OF INVESTMENT LETTER
[date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, NY 10010

[Trust Administrator]

Re:

[__________________] Mortgage-Backed Pass-Through Certificates, Series 200_-__

Ladies and Gentlemen:

In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an “accredited investor,” as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan or other retirement arrangement that is subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we using the assets of any such plan or other retirement arrangement, (ii) we are providing an Opinion of Counsel which establishes to the reasonable satisfaction of the Trustee that the purchase and holding of ERISA Restricted Certificates by, on behalf of or with “plan assets” of such plan or other retirement arrangement will not result in non-exempt prohibited transactions under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Depositor, the Trustee, the Trust Administrator, the Master Servicer, the Special Servicer, the Servicers or any other servicers to any obligation in addition to those undertaken in this Agreement or (iii) if, in the case of ERISA Restricted Certificates that have been the subject of an ERISA-Qualifying Underwriting, we are an insurance company, we are purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and our purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and (g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement.

Very truly yours,

________________________

Print Name of Transferee

By:

Authorized Officer

EXHIBIT N-2

FORM OF RULE 144A LETTER
[date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, NY 10010

[Trust Administrator]

Re:

[__________________] CSFB Mortgage-Backed Pass-Through Certificates, Series 200_-__

Ladies and Gentlemen:

In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the “Act”), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) either (i) we are not an employee benefit plan or other retirement arrangement that is subject to the Employee Retirement Income Security Act of 1974, as amended,  or Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we using the assets of any such plan or other retirement arrangement, (ii) we are providing an Opinion of Counsel which establishes to the reasonable satisfaction of the Trustee that the purchase and holding of ERISA Restricted Certificates by, on behalf of or with “plan assets” of such plan will not result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Depositor, the Trustee, the Trust Administrator, the Master Servicer, the Special Servicer, the Servicers or any other servicers to any obligation in addition to those undertaken in this Agreement or (iii) if, in the case of an ERISA Restricted Certificates that have been the subject of an ERISA-Qualifying Underwriting, we are an insurance company, we are purchasing such Certificates with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and our purchase and holding of such Certificates are covered under Sections I and III of PTCE 95-60, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Act or that would render the disposition of the Certificates a violation of Section 5 of the Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates, (f) we are a “qualified institutional buyer” as that term is defined in Rule 144A under the Act (“Rule 144A”) and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2, (g) we are aware that the sale to us is being made in reliance on Rule 144A, and (i) we are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (A) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (B) pursuant to another exemption from registration under the Act.

Very truly yours,

_____________________________

Print Name of Transferee

By: __________________________

Authorized Officer

EXHIBIT O

FORM OF INVESTOR TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF

)

: ss.:

COUNTY OF

)

[NAME OF OFFICER], being first duly sworn, deposes and says:

1.

That he is [Title of Officer] or [Name of Owner] (record or beneficial owner (the “Owner”) of the Class AR Certificates (the “Class AR Certificates”)), a [savings institution] [corporation] duly organized and existing under the laws of [the State of             ] [the United States], on behalf of which he makes this affidavit and agreement.

2.

That the Owner (i) is not and will not be a “disqualified organization” as of [date of transfer] within the meaning of Section 860E(e)(5) of the Internal Revenue Code of 1986, as amended (the “Code”), (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class AR Certificates, and (iii) is acquiring the Class AR Certificates for its own account.  A “Permitted Transferee” is any person other than a “disqualified organization”.  (For this purpose, a “disqualified organization” means the United States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers’ cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

3.

That the Owner is aware (i) of the tax that would be imposed on transfers of Class AR Certificates to disqualified organizations under the Code; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a non-Permitted Transferee, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is a Permitted Transferee and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class AR Certificates may be “noneconomic residual interests” within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, if a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax.

4.

That the Owner is aware of the tax imposed on a “pass-through entity” holding Class AR Certificates if at any time during the taxable year of the pass-through entity a non-Permitted Transferee is the record holder of an interest in such entity.  (For this purpose, a “pass through entity” includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

5.

That the Owner is aware that the Trustee will not register the Transfer of any Class AR Certificates unless the transferee, or the transferee’s agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement.  The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

6.

That the Owner has reviewed the restrictions set forth on the face of the Class AR Certificates and the provisions of Section 6.02 of the Pooling and Servicing Agreement under which the Class AR Certificates were issued.  The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

7.

That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class AR Certificates will only be owned, directly or indirectly, by an Owner that is a Permitted Transferee.

8.

That the Owner’s Taxpayer Identification Number is ________________.

9.

That the Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States, any State thereof or the District of Columbia, or an estate or trust whose income from sources without the United States is includable in gross income for United States federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States.

10.

That no purpose of the Owner relating to the purchase of the Class AR Certificate by the Owner is or will be to impede the assessment or collection of tax.

11.

That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.

12.

That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Certificates remain outstanding.

13.

That no purpose of the Owner relating to any sale of the Class AR Certificate by the Owner will be to impede the assessment or collection of tax.

14.

The Owner hereby agrees to cooperate with the Trustee and to take any action required of it by the Code or Treasury regulations thereunder (whether now or hereafter promulgated) in order to create or maintain the REMIC status of the Trust Fund.

15.

That the Owner

(a) is not an employee benefit plan or other retirement arrangement subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) (a “Plan”), or any other person purchasing any Certificate with the assets of any such plan or other retirement arrangement;

(b) is an insurance company, the source of funds to be used by it to purchase the Certificates is an “insurance company general account” (within the meaning of Department of Labor Prohibited Transaction Class Exemption (“PTCE”) 95-60), and the purchase is being made in reliance upon the availability of the exemptive relief afforded under Sections I and III of PTCE 95-60; or

(c) provides an Opinion of Counsel which establishes to the reasonable satisfaction of the Trustee that the purchase and holding of an ERISA Restricted Certificate by, on behalf of or with the assets of such plan will not result in non-exempt prohibited transactions under Section 406 of ERISA or Section 4975 of the Code, and will not subject the Depositor, the Trustee, the Trust Administrator, the Master Servicer, the Special Servicer, the Servicers or any other servicers to any obligation in addition to those undertaken in this Agreement.

16.

The Owner has provided financial statements or other financial information requested by the transferor in connection with the transfer of the Residual Certificates to permit the transferor to assess the financial capability of the Owner to pay any such taxes.

IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of ___________.

[NAME OF OWNER]

By:

_____________________________

[Name of Officer]

[Title of Officer]

[Corporate Seal]

ATTEST:

_____________________________

[Assistant] Secretary

Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

Subscribed and sworn before me this _____ day of _______________________.

_____________________________

NOTARY PUBLIC

COUNTY OF

_______________________

STATE OF

_______________________

My Commission expires the _____day of __________________, 20____.

EXHIBIT P

FORM OF TRANSFER CERTIFICATE

[date]

Credit Suisse First Boston Mortgage Securities Corp.
11 Madison Avenue, 5th Floor
New York, New York 10010

[_____________________]
[_____________________]
[_____________________]

Re:

[_________________________] CSFB Mortgage-Backed Pass-Through Certificates, Series 200_-___, Class AR (the “Certificates”)

Ladies and Gentlemen:

This letter is delivered to you in connection with the sale by _________________ (the “Seller”) to ____________________________________ (the “Purchaser”) of a _______% Percentage Interest in the above referenced Certificates, pursuant to Section 6.02 of the Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), dated as of August 1, 2005, The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, DLJ Mortgage Capital, Inc., as a seller (in such capacity, a “Seller”), GreenPoint Mortgage Funding, Inc., as a seller (in such capacity, a “Seller”), and as a servicer (in such capacity, a “Servicer”), Wells Fargo Bank, N.A., as a servicer (in such capacity, a “Servicer”), as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”), Washington Mutual Mortgage Securities Corp., as a servicer (in such capacity, a “Servicer”), Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”) and as special servicer (in such capacity, the “Special Servicer”) and U.S. Bank National Association, as trustee (the “Trustee”).  All terms used herein and not otherwise defined shall have the meanings set forth in the Pooling and Servicing Agreement.  The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Trustee that:

1.

No purpose of the Seller relating to sale of the Certificate by the Seller to the Purchaser is or will be to enable the Seller to impede the assessment or collection of any tax.

2.

The Seller understands that the Purchaser has delivered to the Trustee a transfer affidavit and agreement in the form attached to the Pooling and Servicing Agreement as Exhibit M.  The Seller does not know or believe that any representation contained therein is false.

3.

The Seller has no actual knowledge that the proposed Transferee is not a Permitted Transferee.

4.

The Seller has no actual knowledge that the Purchaser would be unwilling or unable to pay taxes due on its share of the taxable income attributable to the Certificate.

5.

The Seller has conducted a reasonable investigation of the financial condition of the Purchaser and, as a result of the investigation, found that the Purchaser has historically paid its debts as they came due, and found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they come due in the future.

6.

The Purchaser has represented to the Seller that, if the Certificate constitutes a noneconomic residual interest, it (i) understands that as holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest, and (ii) intends to pay taxes associated with its holding of the Certificate as they become due.

Very truly yours,

[SELLER]

By:

_____________________________

Name:

Title:

EXHIBIT Q-1

FORM OF SPS MORTGAGE LOANS REPORT

DATA AND FORMAT TO BE PROVIDED BY SPS TO THE MASTER SERVICER
(in Excel format)

ALL SPS MORTGAGE LOANS

FIELD FORMAT	FIELD
Name*	Text
Lien Position *	Text/Number
FICO Score*	Number
Original Occupancy*	Text
Documentation*	Text
Purpose*	Text
Original Loan Amount*	Number
Original Appraisal Value*	Number
Original LTV*	Number
Original P&I*	Number
Original Interest Rate*	Number
First Payment Date*	MM/DD/YY
Origination Date*	MM/DD/YY
Originator*	Text
Loan Term*	Number
Product Type (adjustable rate or fixed rate)*	Text
Property Type*	Text
Street Address*	Text
City*	Text
Zip Code*	Text
State*	Text
MI Certificate Number*	Number
Prepayment Flag	Text
Prepayment Expiration Date	MM/DD/YY
Loan Number	Text
Deal Identifier by Loan	Text
Current Loan Amount	Number
Current LTV	Number
Current Interest Rate	Number
Last Interest Payment Date	MM/DD/YY
Current P&I Payment Amount	Number
Paid Off Code	Text
Scheduled Balance	Number
Calculation of Retained Yield by Loan Number (if applicable to the transaction)	Number
Reporting of Delinquency Status on Defaulted Mortgage Loans	Text
Current Market Value	Number
Date of Market Value	MM/DD/YY
As-is Value	Number
Repaired Value	Number
Type of Valuation	Text
Foreclosure Flag	Text
Bankruptcy Flag	Text
Date NOD sent to MI company	MM/DD/YY
Foreclosure Start Date (Referral Date)	MM/DD/YY
Scheduled Foreclosure Sale Date	MM/DD/YY
Foreclosure Actual Sale Date	MM/DD/YY
Actual Notice of Intent Date	MM/DD/YY
Actual First Legal Date	MM/DD/YY
Bankruptcy Chapter	Number
Actual Bankruptcy Start Date	MM/DD/YY
Actual Payment Plan Start and End Dates	MM/DD/YY
List Date	MM/DD/YY
List Price	Number
Vacancy/Occupancy Status	Text
Actual Eviction Start Date	MM/DD/YY
Actual Eviction Completion Date	MM/DD/YY
Actual REO Start Date	MM/DD/YY
Sales Price	Number
Actual Closing Date	MM/DD/YY
Net Sales Proceeds	Number
Mortgage Insurance Claim Filing Date	MM/DD/YY
Mortgage Insurance Proceeds Received	Number
Date Mortgage Insurance Proceeds Received	MM/DD/YY
Collection History

EXHIBIT Q-2

SPS’ BACK-UP SERVICER DATA

Data must be submitted to ____________ in an Excel spreadsheet format with fixed field names and data type.  The Excel spreadsheet should be used as a template consistently every month when submitting data.

Name

Type

Max Character Size

Servicer Loan #

Number

10

Investor Loan #

Number

10

Servicer Investor #(deal identifier by loan)

Text

3

Borrower Name

Text

20

Property Address

Text

30

Property State

Text

2

Property Zip

Text

5

Lien Position

Varchar

6

Due Date

Date/Time

8

Loan Type

Text

8

BK Filed Date

Date/Time

8

BK Chapter

Text

6

BK Case Number

Text

30 Maximum

Post Petition Due

Date/Time

8

Motion for Relief

Date/Time

8

Lift of Stay

Date/Time

8

BK Discharge/Dismissal Date

Date/Time

8

Loss Mit Approval Date

Date/Time

8

Loss Mit Type

Text

5

FC Approval Date/ File Referred

to Attorney/1st Legal Date

Date/Time

8

Scheduled Sale Date

Date/Time

8

Actual Sale Date

Date/Time

8

F/C Sale Amount

Currency

8

F/C Sales Results

Varchar

6

Eviction Start Date

Date/Time

8

Eviction Completed Date

Date/Time

8

List Price

Currency

8

List Date

Date/Time

8

Accepted Offer Price

Currency

8

Accepted Offer Date

Date/Time

8

Estimated REO Closing Date

Date/Time

8

Actual REO Sale Date

Date/Time

8

Occupant Code

Text

10

Property Condition Code

Text

2

Property Inspection Date

Date/Time

8

Property Value Date

Date/Time

8

Current Property Value

Currency

8

Repaired Property Value

Currency

8

FNMA Delinquent Status Code

Text

2

FNMA Delinquent Reason Code

Text

3

MI Claim Filed Date

Date/Time

8

MI Claim Filed Amount

Currency

8

MI Claim Paid Date

Date/Time

8

MI Claim Paid Amount

Currency

8

Pool Claim Filed Date

Date/Time

8

Pool Claim Filed Amount

Currency

8

Pool Claim Paid Date

Date/Time

8

Pool Claim Paid Amount

Currency

8

The Loss Mit Type field should show the approved Loss Mitigation arrangement.  The following are acceptable:

·

ASUM-Approved Assumption

·

BAP-Borrower Assistance Program

·

CO-Charge Off

·

DIL-Deed-in-Lieu

·

FFA-Formal Forbearance Agreement

·

MOD-Loan Modification

·

PRE-Pre-Sale

·

SS-Short Sale

·

MISC-Anything else approved by the PMI or Pool Insurer

Wells Fargo Bank will accept alternative Loss Mitigation Types to those above, provided that they are consistent with industry standards.  If Loss Mitigation Types other than those above are used, the Servicer must supply Wells Fargo Bank with a description of each of the Loss Mitigation Types prior to sending the file.

The Occupant Code field should show the current status of the property.  The acceptable codes are:

·

Mortgagor

·

Tenant

·

Unknown

·

Vacant

The Property Condition field should show the last reported condition of the property.  The acceptable codes are:

·

Damaged

·

Excellent

·

Fair

·

Gone

·

Good

·

Poor

·

Special Hazard

·

Unknown

The FNMA Delinquent Reason Code field should show the Reason for Delinquency.   The following FNMA Delinquency Reason Codes to be used are below.

Delinquency Code	Delinquency Description
001	FNMA-Death of principal mortgagor
002	FNMA-Illness of principal mortgagor
003	FNMA-Illness of mortgagor’s family member
004	FNMA-Death of mortgagor’s family member
005	FNMA-Marital difficulties
006	FNMA-Curtailment of income
007	FNMA-Excessive Obligation
008	FNMA-Abandonment of property
009	FNMA-Distant employee transfer
011	FNMA-Property problem
012	FNMA-Inability to sell property
013	FNMA-Inability to rent property
014	FNMA-Military Service
015	FNMA-Other
016	FNMA-Unemployment
017	FNMA-Business failure
019	FNMA-Casualty loss
022	FNMA-Energy environment costs
023	FNMA-Servicing problems
026	FNMA-Payment adjustment
027	FNMA-Payment dispute
029	FNMA-Transfer of ownership pending
030	FNMA-Fraud
031	FNMA-Unable to contact borrower
INC	FNMA-Incarceration

The FNMA Delinquent Status Code field should show the Status of Default.  The following FNMA Delinquency Status Codes to be used are below.

Status Code	Status Description
09	Forbearance
17	Pre-foreclosure Sale Closing Plan Accepted
24	Government Seizure
26	Refinance
27	Assumption
28	Modification
29	Charge-Off
30	Third Party Sale
31	Probate
32	Military Indulgence
43	Foreclosure Started
44	Deed-in-Lieu Started
49	Assignment Completed
61	Second Lien Considerations
62	Veteran’s Affairs-No Bid
63	Veteran’s Affairs-Refund
64	Veteran’s Affairs-Buydown
65	Chapter 7 Bankruptcy
66	Chapter 11 Bankruptcy
67	Chapter 13 Bankruptcy

EXHIBIT R

SPS’ REPORT FOR LIQUIDATED LOANS

Date:____________

Base Liquidation Report

Type of Liquidation:	Investor Loan Number:
Loan Number:	Liq Report Log No:
Lien Position:	Report Date:
REMIC #	Ending Interest Rate:
Original Amount of Loan:	Fixed or Adjustable:
UPB Accrued Int to frcl sale:
Advanced Delinquent Interest:
Date Borrower Paid To:
Borrower’s Name:
Property Address:

MSP Bank/Category:
Note Date:
Date of REO:
Disposition Date:

	Amount	Date of Valuation	Type of Valuation

Market Value AS IS:
Repaired:
Supplemental Value AS IS:
Repaired:
REO BPO VALUE:
List Price:
Sales Price:

Proceeds	Expenses

List Price:	Servicing Advances:
Sales Price:	Payee 70R01 Acquisition:
Broker’s Commission:	Payee 75R60 REO:
Bonus Commission:	Payee 75R49 Foreclosure:
Lien Purchase/Paid Off:	Payee 75R36 Escrow:
Seller Closing Costs:	Payee 75R52 Bankruptcy:
Repair Costs:	Discrepancy Amount:
Seller Concessions:	Servicing Advance Total:
Other Closing Costs:	Advances Applied After Liquidation:
Net Proceeds:	Prior Additional Advances:
Escrow Balance:	Escrow Advance:
Suspense Balance:	Interest On Advances:
Restricted Escrow:	Other Advances:
Rental Income Received:	Servicing Advance Holdbacks:
Insurance Settlement Received:	Property Inspection:
Other:	BPO:
Total Liquidation Proceeds:	Forced Place Insurance:
Total Liquidation Expenses:	Utilities:
Net Liquidation Proceeds:	REO Repair Costs:
Loan Principal Balance:	Foreclosure Fees:
Realized Gain/Loss Amount:	Bankruptcy:
Additional Proceeds Applied:	Eviction Costs:
Prior Additional Proceeds:	Transfer Tax:
Loss Severity:	Reconveyance Fees:
Notes: mam	Other Holdbacks:
Demand Fee:
Total Holdbacks:
Other Fees (Including Fee Code B):
UPB Accrued Interest to COE:
Advanced Delinquent Interest:
Stopped Delinquent Interest:
Deferred Interest:
Additional Interest:

Total Liquidation Expenses:

Mgr. Approval _________________________________	Corp. Approval ____________________________________

EXHIBIT S
FORM OF MONTHLY STATEMENT TO CERTIFICATEHOLDERS

(i)

with respect to each Class of Certificates which are not Notional Amount Certificates and, unless otherwise stated, the related Distribution Date,

(a)

the Initial Class Principal Balance of such Class as of the Cut-off Date;

(b)

the Class Principal Balance of such Class before giving effect to the distribution of principal and interest;

(c)

the amount of the related distribution on such Class allocable to interest;

(d)

the amount of the related distribution on such Class allocable to principal;

(e)

the sum of the principal and interest payable to such Class;

(f)

the Realized Loss allocable to such Class;

(g)

the Class Unpaid Interest Amount allocable to such Class;

(h)

the Class Principal Balance of such Class after giving effect to the distribution of principal and interest;

(i)

the Pass-Through Rate for such Class;

(j)

any Basis Risk Shortfall allocable to such Class, if such amount is greater than zero;

(k)

any shortfall in principal allocable to such Class, if such amount is greater than zero;

(ii)

with respect to each Class of Certificates which are Notional Amount Certificates and, unless otherwise stated, the related Distribution Date,

(a)

the Notional Amount of such Class as of the Cut-off Date;

(b)

the Notional Amount of such Class before giving effect to the distribution of interest;

(c)

the amount of the related distribution on such Class allocable to interest;

(d)

the amount of the related distribution on such Class allocable to principal;

(e)

the sum of the principal and interest payable to such Class;

(f)

the Realized Loss allocable to such Class;

(g)

the Class Unpaid Interest Amount allocable to such Class;

(h)

the Notional Amount of such Class after giving effect to the distribution of interest;

(i)

the Pass-Through Rate for such Class;

(j)

any Basis Risk Shortfall allocable to such Class, if such amount is greater than zero;

(iii)

with respect to a $1000 factor of the Initial Class Principal Balance of each Class of Certificates which are not Notional Amount Certificates and the related Distribution Date,

(a)

the CUSIP number assigned to such Class;

(b)

the Class Principal Balance of such Class factor prior to giving effect to the distribution of principal and interest;

(c)

the amount of the related distribution allocable to interest on such Class factor;

(d)

the amount of the related distribution allocable to principal on such Class factor;

(e)

the sum of the principal and interest payable to such Class factor;

(f)

the Class Principal Balance of such Class factor after giving effect to the distribution of principal and interest;

(iv)

with respect to a $1000 factor of the Initial Class Principal Balance of each Class of Certificates which are Notional Amount Certificates and the related Distribution Date,

(a)

the CUSIP number assigned to such Class;

(b)

the Notional Amount of such Class factor prior to giving effect to the distribution of interest;

(c)

the amount of the related distribution allocable to interest on such Class factor;

(d)

the amount of the related distribution allocable to principal on such Class factor;

(e)

the sum of the principal and interest payable to such Class factor;

(f)

the Notional Amount of such Class factor after giving effect to the distribution of interest;

(v)

with respect to each Loan Group, in the aggregate, and, unless otherwise stated, the related Distribution Date,

(a)

the Scheduled Payment of principal for such Loan Group;

(b)

the amount of Principal Prepayments allocable to such Loan Group;

(c)

the amount of principal allocable to such Loan Group as a result of repurchased Mortgage Loans in such Loan Group;

(d)

the Substitution Adjustment Amount allocable to such Loan Group;

(e)

the amount of Net Liquidation Proceeds allocable to such Loan Group;

(f)

the amount of Insurance Proceeds allocable to such Loan Group;

(g)

the amount of any other distributions allocable to principal for such Loan Group;

(h)

the number of Mortgage Loans in such Loan Group as of the first day of the related Collection Period;

(i)

the aggregate Stated Principal Balance of the Mortgage Loans in such Loan Group as of the first day of the related Collection Period;

(j)

the number of Mortgage Loans in such Loan Group as of the last day of the related Collection Period;

(k)

the aggregate Stated Principal Balance of the Mortgage Loans in such Loan Group as of the last day of the related Collection Period;

(l)

the Master Servicing Fee, by Loan Group;

(m)

the sum of the Servicing Fee, the Mortgage Guaranty Insurance Policy fees, if applicable and the [RMIC/TGIC/MGIC] PMI fees, if applicable, for such Loan Group;

(n)

the Trust Administrator Fee, if any, applicable to such Loan Group;

(o)

the amount of current Advances allocable to such Loan Group;

(p)

the amount of outstanding Advances allocable to such Loan Group;

(q)

the number and aggregate principal amounts of Mortgage Loans delinquent (1) 31 to 60 days, (2) 61 to 90 days and (3) 91 days or more, for such Loan Group, including delinquent bankrupt Mortgage Loans but excluding foreclosure and REO Mortgage Loans;

(r)

the number and aggregate principal amounts of Mortgage Loans that are currently in bankruptcy, but not delinquent, for such Loan Group;

(s)

the number and aggregate principal amounts of Mortgage Loans that are in foreclosure for such Loan Group;

(t)

the Rolling Three Month Delinquency Rate or Rolling Six Month Delinquency Rate for such Loan Group;

(u)

the number and aggregate principal amount of any REO properties as of the close of business on the Determination Date preceding such Distribution Date for such Loan Group;

(v)

current Realized Losses allocable to such Loan Group;

(w)

cumulative Realized Losses allocable to such Loan Group;

(x)

the weighted average term to maturity of the Mortgage Loans in such Loan Group as of the close of business on the last day of the calendar month preceding the related Distribution Date;

(y)

the number and principal amount of claims submitted under the Mortgage Guaranty Insurance Policy, as applicable;

(z)

the number and principal amount of claims paid under the [RMIC/TGIC/MGIC] PMI Policy, as applicable;

(aa)

the number of Mortgage Loans in such Loan Group that have Prepayment Penalties and for which prepayments were made during the related Collection Period, as applicable;

(bb)

the aggregate principal balance of Mortgage Loans in such Loan Group that have Prepayment Penalties and for which prepayments were made during the related Collection Period, as applicable;

(cc)

the aggregate amount of Prepayment Penalties collected for such Loan Group during the related Collection Period, as applicable;

(dd)

current Realized Losses allocated to each Mortgage Loan in such Loan Group that has previously been allocated a Realized Loss;

(ee)

cumulative Realized Losses allocated to each Mortgage Loan in such Loan Group that has previously been allocated a Realized Loss;

(ff)

current Recoveries allocable to such Loan Group;

(gg)

cumulative Recoveries allocable to such Loan Group;

(hh)

current aggregate Stated Principal Balance of Qualified Substitute Mortgage Loans substituted for Deleted Mortgage Loans in such Loan Group; and

(ii)

cumulative aggregate Stated Principal Balance of Qualified Substitute Mortgage Loans substituted for Deleted Mortgage Loans in such Loan Group;

(vi)

with respect to each Rounding Account for the applicable Class of Certificates and, unless otherwise stated, the related Distribution Date,

(a)

the related Rounding Account balance immediately before the related Distribution Date;

(b)

additions to the related Rounding Account immediately before the related Distribution Date;

(c)

withdrawals from the related Rounding Account immediately after the related Distribution Date;

(d)

the related Rounding Account balance immediately after the related Distribution Date;

(vii)

with respect to each overcollateralized Group of Certificates and, unless otherwise stated, the related Distribution Date,

(a)

the Targeted Overcollateralization Amount for such Group;

(b)

the Overcollateralization Amount for such Group;

(c)

the Overcollateralization Deficiency for such Group;

(d)

the Overcollateralization Release Amount for such Group;

(e)

the Monthly Excess Interest for such Group;

(f)

the amount of any payment to the [Class X__] Certificates related to such Group.

(g)

if applicable, the Excess Interest Amount from an unrelated Group of Certificates that provides additional credit enhancement to the related overcollateralized Group of Certificates;

(viii)

with respect to all of the Mortgage Loans, in the aggregate, and, unless otherwise stated, the related Distribution Date,

(a)

for each Servicer that is servicing any of such Mortgage Loans, the aggregate Stated Principal Balance of Mortgage Loans being serviced by such Servicer as of such Distribution Date.

EXHIBIT T

FORM OF DEPOSITOR CERTIFICATION

Re:

Credit Suisse First Boston Mortgage Securities Corp.,

CSFB Mortgage-Backed Certificates, Series 2005-4

I, __________________________, certify that:

1.

I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution and servicing reports filed in respect of periods included in the year covered by this annual report, of CSFB Mortgage-Backed Trust Series 2005-4 (the “Trust”);

2.

Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3.

Based on my knowledge, the distribution information required to be prepared by the Trust Administrator based upon the servicing information required to be provided by each Servicer and the Master Servicer under the Pooling and Servicing Agreement is included in these reports;

4.

Based on my knowledge and upon the annual compliance statements included in the report and required to be delivered to the Trust Administrator in accordance with the terms of the Pooling and Servicing Agreement and based upon the review required under the Pooling and Servicing Agreement, and except as disclosed in the report, each Servicer and the Master Servicer has fulfilled its obligations under the Pooling and Servicing Agreement; and

5.

The reports disclose all significant deficiencies relating to each Servicer’s and the Master Servicer’s compliance with the minimum servicing standards based, in each case, upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar standard as set forth in the Pooling and Servicing Agreement, that is included in these reports.

In giving the certifications above, I have reasonably relied on the information provided to me by the following unaffiliated parties: [each Servicer, the Master Servicer, the Trustee or Trust administrator].

Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated August 1, 2005 (the “Pooling and Servicing Agreement”), The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, DLJ Mortgage Capital, Inc., as a seller (in such capacity, a “Seller”), GreenPoint Mortgage Funding, Inc., as a seller (in such capacity, a “Seller”), and as a servicer (in such capacity, a “Servicer”), Wells Fargo Bank, N.A., as a servicer (in such capacity, a “Servicer”), as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”), Washington Mutual Mortgage Securities Corp., as a servicer (in such capacity, a “Servicer”), Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”) and as special servicer (in such capacity, the “Special Servicer”) and U.S. Bank National Association, as trustee (the “Trustee”).

______________________________

[Name]

[Title]

[Date]

EXHIBIT U

FORM OF TRUST ADMINISTRATOR CERTIFICATION

Re:

Credit Suisse First Boston Mortgage Securities Corp.,

CSFB Mortgage-Backed Certificates, Series 2005-4

Wells Fargo Bank, N.A. (the “Trust Administrator”) hereby certifies to Credit Suisse First Boston Mortgage Securities Corp. (the “Depositor”), and each Person, if any, who “controls” the Depositor within the meaning of the Securities Act of 1933, as amended, and its officers, directors and affiliates, and with the knowledge and intent that they will rely upon this certification, that:

1.

The Trust Administrator has reviewed the annual report on Form 10-K for the fiscal year [___], and all reports on Form 8-K containing distribution reports filed in respect of periods included in the year covered by that annual report, of the Depositor relating to the above-referenced trust;

2.

Based on the Trust Administrator’s knowledge, and assuming the accuracy and completeness of the information supplied to the Trust Administrator by the Master Servicer and each Servicer, the distribution information in the distribution reports contained in all reports on Form 8-K included in the year covered by the annual report on Form 10-K for the fiscal year [___], prepared by the Trust Administrator, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact required by the Pooling and Servicing Agreement to be included therein and necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report; and

3.

Based on the Trust Administrator’s knowledge, the distribution information required to be provided by the Trust Administrator under the Pooling and Servicing Agreement is included in these reports.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated August 1, 2005 (the “Pooling and Servicing Agreement”), The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, DLJ Mortgage Capital, Inc., as a seller (in such capacity, a “Seller”), GreenPoint Mortgage Funding, Inc., as a seller (in such capacity, a “Seller”), and as a servicer (in such capacity, a “Servicer”), Wells Fargo Bank, N.A., as a servicer (in such capacity, a “Servicer”), as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”), Washington Mutual Mortgage Securities Corp., as a servicer (in such capacity, a “Servicer”), Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”) and as special servicer (in such capacity, the “Special Servicer”) and U.S. Bank National Association, as trustee (the “Trustee”).

Wells Fargo Bank Bank, N.A.,

as Trust Administrator

By:___________________________

[Name]

[Title]

[Date]

EXHIBIT V-1

FORM OF MASTER SERVICER CERTIFICATION

Re:

Credit Suisse First Boston Mortgage Securities Corp.,

CSFB Mortgage-Backed Certificates, Series 2005-4

Wells Fargo Bank, N.A. (the “Master Servicer”), certifies pursuant to Section 10.13(d)(i) of the Pooling and Servicing Agreement to the Depositor, the Trust Administrator and each Person, if any, who “controls” the Depositor or the Trust Administrator within the meaning of the Securities Act of 1933, as amended, and their respective officers and directors, with respect to the calendar year immediately preceding the date of this Certificate (the “Relevant Year”), as follows:

1.

For purposes of this Certificate, “Relevant Information” means the information in the certificate provided pursuant to Section 3.16 of the Pooling and Servicing Agreement (the “Annual Compliance Certificate”) for the Relevant Year and the information in all master servicing reports required pursuant to the Pooling and Servicing Agreement to be provided by the Master Servicer to the Trust Administrator during the Relevant Year.  Based on the Master Servicer’s knowledge, the Relevant Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein which is necessary to make the statements made therein, in light of the circumstances under which such statements were made, not misleading as of the last day of the Relevant Year.

2.

The Relevant Information has been provided to those Persons entitled to receive it.

3.

Based upon the review required by the Pooling and Servicing Agreement and except as disclosed in the Annual Compliance Certificate or the accountants’ statement, if any, provided pursuant to Section 3.17 of the Pooling and Servicing Agreement, to the best of the Master Servicer’s knowledge, the Master Servicer has fulfilled its obligations under the Pooling and Servicing Agreement throughout the Relevant Year.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated August 1, 2005 (the “Pooling and Servicing Agreement”), The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, DLJ Mortgage Capital, Inc., as a seller (in such capacity, a “Seller”), GreenPoint Mortgage Funding, Inc., as a seller (in such capacity, a “Seller”), and as a servicer (in such capacity, a “Servicer”), Wells Fargo Bank, N.A., as a servicer (in such capacity, a “Servicer”), as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”), Washington Mutual Mortgage Securities Corp., as a servicer (in such capacity, a “Servicer”), Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”) and as special servicer (in such capacity, the “Special Servicer”) and U.S. Bank National Association, as trustee (the “Trustee”).

WELLS FARGO BANK, N.A.,

as Master Servicer

By:___________________________

[Name]

[Title]

[Date]

EXHIBIT V-2

FORM OF SERVICER CERTIFICATION

Re:

Credit Suisse First Boston Mortgage Securities Corp.,

CSFB Mortgage-Backed Certificates, Series 2005-4

I, [name of certifying individual], a duly elected and acting officer of [__________________________] (the “Servicer”), certify pursuant to Section 10.13(d)(ii) of the Pooling and Servicing Agreement to the Depositor, the Trust Administrator, the Master Servicer and each Person, if any, who “controls” the Depositor, the Trust Administrator or the Master Servicer within the meaning of the Securities Act of 1933, as amended, and their respective officers and directors, with respect to the calendar year immediately preceding the date of this Certificate (the “Relevant Year”), as follows:

1.

For purposes of this Certificate, “Relevant Information” means the information in the certificate provided pursuant to Section 3.16 of the Pooling and Servicing Agreement (the “Annual Compliance Certificate”) for the Relevant Year and the information in all servicing reports required pursuant to the Pooling and Servicing Agreement to be provided by the Servicer to the Trust Administrator or Master Servicer during the Relevant Year.  Based on my knowledge, the Relevant Information, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein which is necessary to make the statements made therein, in light of the circumstances under which such statements were made, not misleading as of the last day of the Relevant Year.

2.

The Relevant Information has been provided to those Persons entitled to receive it.

3.

I am responsible for reviewing the activities performed by the Servicer under the Pooling and Servicing Agreement during the Relevant Year. Based upon the review required by the Pooling and Servicing Agreement and except as disclosed in the Annual Compliance Certificate or the accountants’ statement provided pursuant to Section 3.17 of the Pooling and Servicing Agreement, to the best of my knowledge, the Servicer has fulfilled its obligations under the Pooling and Servicing Agreement throughout the Relevant Year.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement, dated as of August 1, 2005 (the “Pooling and Servicing Agreement”), The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the “Agreement”) among the Depositor, DLJ Mortgage Capital, Inc., as a seller (in such capacity, a “Seller”), GreenPoint Mortgage Funding, Inc., as a seller (in such capacity, a “Seller”), and as a servicer (in such capacity, a “Servicer”), Wells Fargo Bank, N.A., as a servicer (in such capacity, a “Servicer”), as master servicer (in such capacity, the “Master Servicer”) and as trust administrator (in such capacity, the “Trust Administrator”), Washington Mutual Mortgage Securities Corp., as a servicer (in such capacity, a “Servicer”), Select Portfolio Servicing, Inc., as a servicer (in such capacity, a “Servicer”) and as special servicer (in such capacity, the “Special Servicer”) and U.S. Bank National Association, as trustee (the “Trustee”).

[______________________],

as Servicer

By:___________________________

Name:

Title:

Date:

EXHIBIT W

FORM OF INDEPENDENT ACCOUNTANTS’ REPORT

We have examined management’s assertion, included in the accompanying Management's Assertion Concerning Compliance with Wells Fargo Bank, N.A.’s (“Wells Fargo”) Minimum Master Servicing Standards, that Wells Fargo has complied with the minimum master servicing standards in their role as Master Servicer as of and for the year ended December 31, 20[___].  Such assertions were examined relating to those series of certificates included in the attached Exhibit 1.  Management is responsible for Wells Fargo’s compliance with those minimum master servicing standards.  Our responsibility is to express an opinion on management’s assertion about Wells Fargo’s compliance based on our examination.

Our examination was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants and, accordingly, included examining, on a test basis, evidence about Wells Fargo’s compliance with their minimum master servicing standards and performing such other procedures as we considered necessary in the circumstances.  Series of certificates subject to such procedures were selected using sampling methods, and, accordingly, we make no representations that our examination procedures were performed on a specific series of certificates as listed in the attached Exhibit I.  We believe that our examination provides a reasonable basis for our opinion.  Our examination does not provide a legal determination on Wells Fargo’s compliance with their minimum master servicing standards.

In our opinion, management’s assertion that Wells Fargo complied with the aforementioned minimum master servicing standards as of and for the year ended December 31, 20[___], is fairly stated, in all material respects.

Report Date, 20[_____]

Wells Fargo Bank, N.A.

Exhibit I

Pool Number

Series Name

1000

CSFB 20[__]-[__]

1001

CSFB 20[__]-[__]

Management's Assertion Concerning Compliance with

Wells Fargo’s Minimum Master Servicing Standards

Report Date, 20[____]

[Deloitte & Touche LLP]

For the year ended December 31, 20[____], Wells Fargo Bank, N.A. (“Wells Fargo”) has complied in all material respects with our minimum master servicing standards set forth below for those loans serviced for others under servicing arrangements.  Direct servicing functions are performed by various servicers.

Our minimum standards are:

I.   RECONCILIATIONS

A.   Reconciliations shall be prepared on a monthly basis for all Certificate Accounts. These reconciliations shall:

     1)   Be mathematically accurate.

2)   Be prepared within forty-five (45) calendar days after each Certificate Account’s statement cutoff date

3)   Be reviewed and approved by someone other than the person who prepared the reconciliation, and document explanations for reconciling items.

B.   Reconciling items shall be resolved within one-hundred eighty (180) calendar days of their original identification.

C.   Each certificate account shall be maintained as prescribed by applicable pooling and servicing agreements.

II.  SERVICER REMITTANCES

A.   Remittances for mortgage payments and payoffs received from servicers shall be deposited into the applicable certificate account within one business day of receipt.

B.   Remittances from servicers shall be reconciled to applicable loan records maintained by Wells Fargo during the appropriate accounting cycle.

C.   Reconciliations shall be performed monthly for each servicer remittance.  These reconciliations shall:

     1)   Be mathematically accurate.

     2)   Be prepared within thirty (30) calendar days after the cutoff date.

III. DISBURSEMENTS

A.   Disbursements to trustees, paying agents, and investors shall be made in accordance with the applicable pooling and servicing agreements and/or the prospectus indicating how cash flows are to be allocated.

B.   Disbursements from the certificate accounts for amounts remitted to trustees, paying agents and investors, per our monthly reports to those entities, shall agree with the bank statements for the clearing accounts.

C.   Only permitted withdrawals, per the applicable pooling and servicing agreements, shall be   made from the certificate accounts.

D.   Disbursements to trustees, paying agents and investors from certificate accounts, made via wire transfer, shall be made only by authorized personnel.

IV.  INVESTOR ACCOUNTING AND REPORTING

A.   Statements to the trustees, paying agents and investors shall be provided with each monthly distribution, in accordance with applicable pooling and servicing agreements, detailing the applicable distribution activity and effect on the unpaid principal balance of the mortgage loans.

V.   MORTGAGOR LOAN ACCOUNTING

A.   Loan records maintained by Wells Fargo shall agree with, or reconcile to, the mortgage loan records maintained by the servicer with respect to unpaid principal balance on a monthly basis.

VI.  DELIQUENCIES

A.   Reports from servicers identifying delinquent loans shall be received and reviewed monthly.  The number and aggregate principal balances of delinquent mortgage loans contained in these reports shall be included in our monthly statements to the trustees, paying agents and investors

VII. INSURANCE POLICIES

As of and for this same period, a fidelity bond in the amount of $[__________________] and a mortgage impairment/mortgagees errors and omissions and professional liability insurance policy in the amount of $[__________________], was in effect.

[Signature of Wells Fargo officer]

Name: [Name of Wells Fargo officer]
Title: [Title of Wells Fargo officer]

EXHIBIT X

[Reserved]

EXHIBIT Y

FORM OF YIELD MAINTENANCE AGREEMENT

SCHEDULE I

Mortgage Loan Schedule

(On File With Trustee)

SCHEDULE IIA

Representations and Warranties of Seller – DLJ Mortgage Capital, Inc.

DLJMC, in its capacity as Seller, hereby makes the representations and warranties set forth in this Schedule IIA to the Depositor, the Trustee and the Trust Administrator, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.

(i)

DLJMC is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation;

(ii)

DLJMC has full corporate power to own its property, to carry on its business as presently conducted and to enter into and perform its obligations under this Agreement;

(iii)

the execution and delivery by DLJMC of this Agreement have been duly authorized by all necessary corporate action on the part of DLJMC; and neither the execution and delivery of this Agreement, nor the consummation of the transactions herein contemplated hereby, nor compliance with the provisions hereof, will conflict with or result in a breach of, or constitute a default under, any of the provisions of any law, governmental rule, regulation, judgment, decree or order binding on DLJMC or its properties or the certificate of incorporation or by-laws of DLJMC, except those conflicts, breaches or defaults which would not reasonably be expected to have a material adverse effect on DLJMC’s ability to enter into this Agreement and to consummate the transactions contemplated hereby;

(iv)

the execution, delivery and performance by DLJMC of this Agreement and the consummation of the transactions contemplated hereby do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any state, federal or other governmental authority or agency, except those consents, approvals, notices, registrations or other actions as have already been obtained, given or made and, in connection with the recordation of the Mortgages, powers of attorney or assignments of Mortgages not yet completed;

(v)

this Agreement has been duly executed and delivered by DLJMC and, assuming due authorization, execution and delivery by the Trustee, the Trust Administrator, the Master Servicer, the Servicers and the Depositor, constitutes a valid and binding obligation of DLJMC enforceable against it in accordance with its terms (subject to applicable bankruptcy and insolvency laws and other similar laws affecting the enforcement of the rights of creditors generally); and

(vi)

to the knowledge of DLJMC, there are no actions, litigation, suits or proceedings pending or threatened against DLJMC before or by any court, administrative agency, arbitrator or governmental body (i) with respect to any of the transactions contemplated by this Agreement or (ii) with respect to any other matter which in the judgment of DLJMC if determined adversely to DLJMC would reasonably be expected to materially and adversely affect DLJMC’s ability to perform its obligations under this Agreement; and DLJMC is not in default with respect to any order of any court, administrative agency, arbitrator or governmental body so as to materially and adversely affect the transactions contemplated by this Agreement.

SCHEDULE IIB

Representations and Warranties of Master Servicer – Wells Fargo Bank, N.A.

Wells Fargo, in its capacity as the Master Servicer, hereby makes the representations and warranties set forth in this Schedule IIB to the Depositor, the Trust Administrator and the Trustee, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.

(i)

Wells Fargo is a national banking association duly formed, validly existing and in good standing and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

(ii)

Wells Fargo has all requisite organizational power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder.  The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of Wells Fargo enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors.

(iii)

None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of Wells Fargo or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which Wells Fargo is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to Wells Fargo of any court, regulatory body, administrative agency or governmental body having jurisdiction over Wells Fargo.

(iv)

There is no action, suit, proceeding or investigation pending, or to Wells Fargo’s knowledge threatened, against Wells Fargo before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might materially and adversely affect the performance by Wells Fargo of its obligations under, or the validity or enforceability of, the Agreement.

(v)

No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by Wells Fargo of the Agreement or the consummation of the transactions contemplated by the Agreement.

SCHEDULE IIC

Representations and Warranties of Servicer –
Washington Mutual Mortgage Securities Corp.

WMMSC, in its capacities as Servicer, hereby makes the representations and warranties set forth in this Schedule IIC to the Depositor, the Trustee and the Trust Administrator, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.

(i)

WMMSC is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

(ii)

WMMSC has all requisite corporate power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder.  The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of WMMSC enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors.

(iii)

None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of WMMSC or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which WMMSC is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to WMMSC of any court, regulatory body, administrative agency or governmental body having jurisdiction over WMMSC.

(iv)

There is no action, suit, proceeding or investigation pending, or to WMMSC’s knowledge threatened, against WMMSC before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might materially and adversely affect the performance by WMMSC of its obligations under, or the validity or enforceability of, the Agreement.

(v)

No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by WMMSC of the Agreement or the consummation of the transactions contemplated by the Agreement.

SCHEDULE IID

Representations and Warranties of Seller and Servicer– GreenPoint Mortgage Funding, Inc.

GreenPoint, in its capacities as Seller and Servicer, hereby makes the representations and warranties set forth in this Schedule IID to the Depositor, the Trustee, the Trust Administrator and the Master Servicer, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.

(i)

GreenPoint is a corporation duly formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

(ii)

GreenPoint has all requisite corporate power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder.  The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of GreenPoint enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors.

(iii)

None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of GreenPoint or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which GreenPoint is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to GreenPoint of any court, regulatory body, administrative agency or governmental body having jurisdiction over GreenPoint.

(iv)

There is no action, suit, proceeding or investigation pending, or to GreenPoint’s knowledge threatened, against GreenPoint before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might reasonably be expected to materially and adversely affect the performance by GreenPoint of its obligations under, or the validity or enforceability of, the Agreement.

(v)

No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by GreenPoint of the Agreement or the consummation of the transactions contemplated by the Agreement.

SCHEDULE IIE

Representations and Warranties of Servicer and Special Servicer– Select Portfolio Servicing, Inc.

SPS, in its capacities as Servicer and Special Servicer, hereby makes the representations and warranties set forth in this Schedule IIE to the Depositor, the Trustee, the Trust Administrator and the Master Servicer, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.

(i)

SPS is a corporation duly formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

(ii)

SPS has all requisite corporate power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder.  The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of SPS enforceable in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization and similar laws, and by equitable principles affecting the enforceability of the rights of creditors.

(iii)

None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of SPS or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which SPS is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to SPS of any court, regulatory body, administrative agency or governmental body having jurisdiction over SPS.

(iv)

There is no action, suit, proceeding or investigation pending, or to SPS’s knowledge threatened, against SPS before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might reasonably be expected to materially and adversely affect the performance by SPS of its obligations under, or the validity or enforceability of, the Agreement.

(v)

No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by SPS of the Agreement or the consummation of the transactions contemplated by the Agreement.

SCHEDULE IIF

Representations and Warranties of Servicer – Wells Fargo Bank, N.A.

Wells Fargo, in its capacity as a Servicer, hereby makes the representations and warranties set forth in this Schedule IIF to the Depositor, the Trustee, the Trust Administrator and the Master Servicer, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified.

(i)

Wells Fargo is a national banking association duly formed, validly existing and in good standing and is qualified under the laws of each state where required by applicable law or is otherwise exempt under applicable law from such qualification.

(ii)

Wells Fargo has all requisite organizational power, authority and capacity to enter into the Agreement and to perform the obligations required of it thereunder.  The Agreement (assuming the due authorization and execution of the Agreement by the other parties thereto) constitutes a valid and legally binding agreement of Wells Fargo enforceable in accordance with its terms, except as such enforceability may be limited by liquidation, conservatorship and similar laws administered by the FDIC affecting the contractual obligations of insured banks.

(iii)

None of the execution and delivery of the Agreement, the consummation of any other transaction contemplated therein, or the fulfillment of or compliance with the terms of the Agreement, will result in the breach of, or constitute a default under, any term or provision of the organizational documents of Wells Fargo or conflict with, result in a material breach, violation or acceleration of or constitute a material default under, the terms of any indenture or other agreement or instrument to which Wells Fargo is a party or by which it is bound, or any statute, order, judgment, or regulation applicable to Wells Fargo of any court, regulatory body, administrative agency or governmental body having jurisdiction over Wells Fargo.

(iv)

There is no action, suit, proceeding or investigation pending, or to Wells Fargo’s knowledge threatened, against Wells Fargo before any court, administrative agency or other tribunal (a) asserting the invalidity of the Agreement, (b) seeking to prevent the consummation of any of the transactions contemplated thereby or (c) which might materially and adversely affect the performance by Wells Fargo of its obligations under, or the validity or enforceability of, the Agreement.

(v)

No consent, approval, authorization or order of any court, regulatory body or governmental agency or court is required, under state or federal law prior to the execution, delivery and performance by Wells Fargo of the Agreement or the consummation of the transactions contemplated by the Agreement.

SCHEDULE IIIA

Representations and Warranties of DLJMC – DLJMC Mortgage Loans

DLJMC, in its capacity as Seller, hereby makes the representations and warranties set forth in this Schedule IIIA to the Depositor, the Trustee, the Servicers and the Trust Administrator, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified, with respect to the DLJMC Mortgage Loans identified on Schedule I hereto, except as otherwise specified herein.  Unless otherwise specified, each reference to a “Mortgage Loan” in this Schedule IIIA shall mean a DLJMC Mortgage Loan, and each reference to a “Mortgaged Property” shall mean a Mortgaged Property related to a DLJMC Mortgage Loan.

(i)

The information set forth in Schedule I, with respect to the DLJMC Mortgage Loans, is complete, true and correct in all material respects;

(ii)

[Reserved];

(iii)

All payments due prior to the Cut-off Date for such Mortgage Loan have been made as of the Closing Date, the Mortgage Loan is not delinquent in payment more than 30 days; there are no material defaults under the terms of the Mortgage Loan;

(iv)

All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or escrow funds have been established in an amount sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable;

(v)

The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded or sent for recording to the extent any such recordation is required by law, or, necessary to protect the interest of the Depositor. No other instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, from the terms thereof except in connection with an assumption agreement and which assumption agreement is part of the Mortgage File and the terms of which are reflected in Schedule IA; the substance of any such waiver, alteration or modification has been approved by the issuer of any related Mortgage Guaranty Insurance Policy and title insurance policy, to the extent required by the related policies;

(vi)

The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

(vii)

All buildings or other customarily insured improvements upon the Mortgaged Property are insured by an insurer acceptable under the FNMA Guides, against loss by fire, hazards of extended coverage and such other hazards as are provided for in the FNMA Guides or by FHLMC, as well as all additional requirements set forth in Section 4.10 of this Agreement. All such standard hazard policies are in full force and effect and on the date of origination contained a standard mortgagee clause naming the Seller and its successors in interest and assigns as loss payee and such clause is still in effect and all premiums due thereon have been paid.  If required by the Flood Disaster Protection Act of 1973, as amended, the Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration which policy conforms to FNMA and FHLMC requirements, as well as all additional requirements set forth in Section 4.10 of this Agreement.  Such policy was issued by an insurer acceptable under FNMA or FHLMC guidelines.  The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor’s cost and expense and to seek reimbursement therefor from the Mortgagor;

(viii)

Each Mortgage Loan at the time it was made complied in all material respects with applicable federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, disclosure and predatory and abusive lending laws applicable to the Mortgage Loan;

(ix)

The related Mortgage is a valid, subsisting, enforceable and perfected first lien on the Mortgaged Property, including for Mortgage Loans that are not Cooperative Loans, all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note’s original principal balance.  The Mortgage and the Mortgage Note do not contain any evidence of any security interest or other interest or right thereto.  Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first lien, as applicable, of the Mortgage subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally and either (A) which are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan, or (B) which do not adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting, enforceable and perfected first lien and first priority security interest on the property described therein, and the Seller has the full right to sell and assign the same to the Depositor;

(x)

The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency, moratorium, reorganization and other laws of general application affecting the rights of creditors and by general equitable principles;

(xi)

The Seller or its affiliate is the sole owner of record and holder of the Mortgage Loan and the indebtedness evidenced by the Mortgage Note.  Immediately prior to the transfer and assignment to the Depositor on the Closing Date, the Mortgage Loan, including the Mortgage Note and the Mortgage, were not subject to an assignment or pledge, and the Seller had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan to the Depositor free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and has the full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan and following the sale of the Mortgage Loan, the Depositor will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest;

(xii)

There are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to or equal to the lien of the related Mortgage;

(xiii)

All improvements subject to the Mortgage which were considered in determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) except for de minimus encroachments permitted by the FNMA Guide and which have been noted on the appraisal or the title policy affirmatively insures against loss or damage by reason of any violation, variation or encroachment adverse circumstances which is either disclosed or would have been disclosed by an accurate survey, and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in clause (xiii) above or are acceptable under FNMA or FHLMC guidelines and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

(xiv)

The Mortgaged Property is not subject to any material damage by waste, fire, earthquake, windstorm, flood or other casualty.  At origination of the Mortgage Loan there was, and there currently is, no proceeding pending for the total or partial condemnation of the Mortgaged Property;

(xv)

The Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the final approval of the mortgage loan application by a Qualified Appraiser, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan;

(xvi)

Each Mortgage Loan has been serviced in all material respects in compliance with accepted servicing practices;

(xvii)

With respect to each Cooperative Loan, the related Mortgage is a valid, enforceable and subsisting first security interest on the related Cooperative Shares securing the related Mortgage Note, subject only to (a) liens of the Cooperative Property for unpaid assessments representing the Mortgagor’s pro rata share of the Cooperative Property’s payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement.  There are no liens against or security interest in the Cooperative Shares relating to each Cooperative Loan (except for unpaid maintenance, assessments and other amounts owed to the related Cooperative Property which individually or in the aggregate will not have a material adverse effect on such Cooperative Loan), which have priority over DLJMC’s security interest in such Cooperative Shares;

(xviii)

The Mortgage Loan complies with all the terms, conditions and requirements of the originator’s underwriting standards in effect at the time of origination of such Mortgage Loan.

(xix)

The Seller has delivered or caused to be delivered to the Trustee or the Custodian on behalf of the Trustee the original Mortgage bearing evidence that such instruments have been recorded in the appropriate jurisdiction where the Mortgaged Property is located as determined by the Seller (or, in lieu of the original of the Mortgage or the assignment thereof, a duplicate or conformed copy of the Mortgage or the instrument of assignment, if any, together with a certificate of receipt from the Seller or the settlement agent who handled the closing of the Mortgage Loan, certifying that such copy or copies represent true and correct copy(ies) of the originals) and that such original(s) have been or are currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located) or a certification or receipt of the recording authority evidencing the same;

(xx)

The Mortgage File contains each of the documents specified in Section 2.01(b) of this Agreement;

(xxi)

With respect to each Cooperative Loan, the Cooperative Shares that is pledged as security for the Cooperative Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

(xxi)

With respect to each Mortgage Loan, (a) the Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority or (b) at the time the Mortgage Loan was originated, the originator was a mortgagee duly licensed as required by the State within which the Mortgage Loan was originated, and was subject to supervision and examination conducted by the applicable State authority of such State;

(xxii)

The Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A);

(xxiii)

With respect to each Mortgage Loan sold by any Seller, to the knowledge of DLJMC, (i) no proceeds from any such Mortgage Loan were used to finance single-premium credit insurance policies, (ii) the related Servicer of each such Mortgage Loan has fully furnished, in accordance with the Fair Credit Reporting Act and its implementing regulations, accurate and complete information on its borrower credit files to Equifax, Experian and Trans Union Credit Information Company, on a monthly basis; and (iii) no such Mortgage Loan will impose a Prepayment Penalty for a term in excess of five years;

(xxiv)

With respect to each Mortgage Loan sold by any Seller that was originated on or after October 1, 2002 and before March 7, 2003, no such Mortgage Loan is secured by a Mortgaged Property located in the State of Georgia and no Mortgage Loan sold by any Seller secured by Mortgaged Property located in the State of Georgia that was originated on or after March 7, 2003 is a “high cost home loan” as defined in the Georgia Fair Lending Act (HB 1361), as amended;

(xxv)

[Reserved];

(xxvi)

 None of the Mortgage Loans sold by any Seller are classified as (a) a “high cost mortgage” loan under the Home Ownership and Equity Protection Act of 1994 or (b) a “high cost home,” “covered,” “high-cost,” “high-risk home,” or “predatory” loan under any other applicable state, federal or local law;

(xxvii)

With respect to each Mortgage Loan that has a Prepayment Penalty feature, each such Prepayment Penalty is enforceable and, at the time such Mortgage Loan was originated, each Prepayment Penalty complied with applicable federal, state and local law, subject to federal preemption where applicable;

(xxviii)

Each Mortgage Loan that is secured by residential real property (or a leasehold interest therein) has a loan-to-value ratio of 100% or less by Cut-Off Date Principal Balance;

(xxix)

No Mortgage Loan sold by any Seller is a “High Cost Loan” or “Covered Loan”, as applicable, as such terms are defined in the Standard & Poor’s LEVELS® Glossary, Appendix E, in effect as of the Closing Date; and

(xxx)

With respect to any Mortgage Loan sold by any Seller originated on or after August 1, 2004, either (a) the related Mortgage and the related Mortgage Note does not contain a mandatory arbitration clause (that is, a clause that requires the related Mortgagor to submit to arbitration to resolve any dispute arising out of or relating in any way to the Mortgage Loan) or (b) the related Mortgage and the related Mortgage Note contained a mandatory arbitration clause as of the related origination date and such clause has or will be waived by the originator or an entity designated by the Seller in writing no later than sixty (60) days after the related Closing Date which notice included or will include the following language: “WE ARE HEREBY NOTIFYING YOU THAT THE MANDATORY ARBITRATION CLAUSE OF YOUR LOAN, REQUIRING THAT YOU SUBMIT TO ARBITRATION TO RESOLVE ANY DISPUTE ARISING OUT OF OR RELATING IN ANY WAY TO YOUR MORTGAGE LOAN, IS IMMEDIATELY NULL AND VOID.  YOU ARE FREE TO CHOOSE TO EXERCISE ANY OF YOUR RIGHTS OR ENFORCE ANY REMEDIES UNDER YOUR MORTGAGE LOAN THROUGH THE COURT SYSTEM.”  A copy of the written notice referred to in the immediately preceding sentence, if applicable, shall be retained in the related Mortgage File.

SCHEDULE IIIB

Representations and Warranties of GreenPoint – GreenPoint Mortgage Loans

GreenPoint, in its capacity as Seller, hereby makes the representations and warranties set forth in this Schedule IIIB to the Depositor, the Trustee and the Trust Administrator, as of the Closing Date, or if so specified herein, as of the Cut-off Date or such other date as may be specified, with respect to the GreenPoint Mortgage Loans identified on Schedule I hereto, except as otherwise specified herein.  Unless otherwise specified, each reference to a “Mortgage Loan” in this Schedule IIIB shall mean a GreenPoint Mortgage Loan, and each reference to a “Mortgaged Property” shall mean a Mortgaged Property related to a GreenPoint Mortgage Loan.

(i)

The information set forth in Schedule I, with respect to the GreenPoint Mortgage Loans, is complete, true and correct in all material respects;

(ii)

[Reserved];

(iii)

All payments due prior to the Cut-off Date for such Mortgage Loan have been made as of the Closing Date, the Mortgage Loan is not delinquent in payment more than 30 days; there are no material defaults under the terms of the Mortgage Loan;

(iv)

All taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or escrow funds have been established in an amount sufficient to pay for every such escrowed item which remains unpaid and which has been assessed but is not yet due and payable;

(v)

The terms of the Mortgage Note and the Mortgage have not been impaired, waived, altered or modified in any respect, except by written instruments which have been recorded or sent for recording to the extent any such recordation is required by law, or, necessary to protect the interest of the Depositor. No other instrument of waiver, alteration or modification has been executed, and no Mortgagor has been released, in whole or in part, from the terms thereof except in connection with an assumption agreement and which assumption agreement is part of the Mortgage File and the terms of which are reflected in Schedule IA; the substance of any such waiver, alteration or modification has been approved by the issuer of any related Mortgage Guaranty Insurance Policy and title insurance policy, to the extent required by the related policies;

(vi)

The Mortgage Note and the Mortgage are not subject to any right of rescission, set-off, counterclaim or defense, including, without limitation, the defense of usury, nor will the operation of any of the terms of the Mortgage Note or the Mortgage, or the exercise of any right thereunder, render the Mortgage Note or Mortgage unenforceable, in whole or in part, or subject to any right of rescission, set-off, counterclaim or defense, including the defense of usury, and no such right of rescission, set-off, counterclaim or defense has been asserted with respect thereto;

(vii)

All buildings or other customarily insured improvements upon the Mortgaged Property are insured by an insurer acceptable under the FNMA Guides, against loss by fire, hazards of extended coverage and such other hazards as are provided for in the FNMA Guides or by FHLMC, as well as all additional requirements set forth in Section 4.10 of this Agreement. All such standard hazard policies are in full force and effect and on the date of origination contained a standard mortgagee clause naming the Seller and its successors in interest and assigns as loss payee and such clause is still in effect and all premiums due thereon have been paid.  If required by the Flood Disaster Protection Act of 1973, as amended, the Mortgage Loan is covered by a flood insurance policy meeting the requirements of the current guidelines of the Federal Insurance Administration which policy conforms to FNMA and FHLMC requirements, as well as all additional requirements set forth in Section 4.10 of this Agreement.  Such policy was issued by an insurer acceptable under FNMA or FHLMC guidelines.  The Mortgage obligates the Mortgagor thereunder to maintain all such insurance at the Mortgagor’s cost and expense, and on the Mortgagor’s failure to do so, authorizes the holder of the Mortgage to maintain such insurance at the Mortgagor’s cost and expense and to seek reimbursement therefor from the Mortgagor;

(viii)

Each Mortgage Loan at the time is was made complied in all material respects with applicable federal, state or local law including, without limitation, usury, truth-in-lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, disclosure and predatory and abusive lending laws applicable to the Mortgage Loan;

(ix)

The related Mortgage is a valid, subsisting, enforceable and perfected first lien on the Mortgaged Property, including for Mortgage Loans that are not Cooperative Loans, all buildings on the Mortgaged Property and all installations and mechanical, electrical, plumbing, heating and air conditioning systems affixed to such buildings, and all additions, alterations and replacements made at any time with respect to the foregoing securing the Mortgage Note’s original principal balance.  The Mortgage and the Mortgage Note do not contain any evidence of any security interest or other interest or right thereto.  Such lien is free and clear of all adverse claims, liens and encumbrances having priority over the first lien, as applicable, of the Mortgage subject only to (1) the lien of non-delinquent current real property taxes and assessments not yet due and payable, (2) covenants, conditions and restrictions, rights of way, easements and other matters of the public record as of the date of recording which are acceptable to mortgage lending institutions generally and either (A) which are referred to or otherwise considered in the appraisal made for the originator of the Mortgage Loan, or (B) which do not adversely affect the appraised value of the Mortgaged Property as set forth in such appraisal, and (3) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Mortgage or the use, enjoyment, value or marketability of the related Mortgaged Property. Any security agreement, chattel mortgage or equivalent document related to and delivered in connection with the Mortgage Loan establishes and creates a valid, subsisting, enforceable and perfected first lien and first priority security interest on the property described therein, and the Seller has the full right to sell and assign the same to the Depositor;

(x)

The Mortgage Note and the related Mortgage are original and genuine and each is the legal, valid and binding obligation of the maker thereof, enforceable in all respects in accordance with its terms subject to bankruptcy, insolvency, moratorium, reorganization and other laws of general application affecting the rights of creditors and by general equitable principles;

(xi)

The Seller or its affiliate is the sole owner of record and holder of the Mortgage Loan and the indebtedness evidenced by the Mortgage Note.  Immediately prior to the transfer and assignment to the Depositor on the Closing Date, the Mortgage Loan, including the Mortgage Note and the Mortgage, were not subject to an assignment or pledge, and the Seller had good and marketable title to and was the sole owner thereof and had full right to transfer and sell the Mortgage Loan to the Depositor free and clear of any encumbrance, equity, lien, pledge, charge, claim or security interest and has the full right and authority subject to no interest or participation of, or agreement with, any other party, to sell and assign the Mortgage Loan and following the sale of the Mortgage Loan, the Depositor will own such Mortgage Loan free and clear of any encumbrance, equity, participation interest, lien, pledge, charge, claim or security interest;

(xii)

There are no mechanics’ or similar liens or claims which have been filed for work, labor or material (and no rights are outstanding that under law could give rise to such liens) affecting the related Mortgaged Property which are or may be liens prior to or equal to the lien of the related Mortgage;

(xiii)

All improvements subject to the Mortgage which were considered in determining the appraised value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of the Mortgaged Property (and wholly within the project with respect to a condominium unit) except for de minimus encroachments permitted by the FNMA Guide and which have been noted on the appraisal or the title policy affirmatively insures against loss or damage by reason of any violation, variation or encroachment adverse circumstances which is either disclosed or would have been disclosed by an accurate survey, and no improvements on adjoining properties encroach upon the Mortgaged Property except those which are insured against by the title insurance policy referred to in clause (xiii) above or are acceptable under FNMA or FHLMC guidelines and all improvements on the property comply with all applicable zoning and subdivision laws and ordinances;

(xiv)

The Mortgaged Property is not subject to any material damage by waste, fire, earthquake, windstorm, flood or other casualty.  At origination of the Mortgage Loan there was, and there currently is, no proceeding pending for the total or partial condemnation of the Mortgaged Property;

(xv)

The Mortgage File contains an appraisal of the related Mortgaged Property signed prior to the final approval of the mortgage loan application by a Qualified Appraiser, who had no interest, direct or indirect, in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan;

(xvi)

Each Mortgage Loan has been serviced in all material respects in compliance with accepted servicing practices;

(xvii)

With respect to each Cooperative Loan, the related Mortgage is a valid, enforceable and subsisting first security interest on the related Cooperative Shares securing the related Mortgage Note, subject only to (a) liens of the Cooperative Property for unpaid assessments representing the Mortgagor’s pro rata share of the Cooperative Property’s payments for its blanket mortgage, current and future real property taxes, insurance premiums, maintenance fees and other assessments to which like collateral is commonly subject and (b) other matters to which like collateral is commonly subject which do not materially interfere with the benefits of the security intended to be provided by the Security Agreement.  There are no liens against or security interest in the Cooperative Shares relating to each Cooperative Loan (except for unpaid maintenance, assessments and other amounts owed to the related Cooperative Property which individually or in the aggregate will not have a material adverse effect on such Cooperative Loan), which have priority over GreenPoint’s security interest in such Cooperative Shares;

(xviii)

The Mortgage Loan complies with all the terms, conditions and requirements of the originator’s underwriting standards in effect at the time of origination of such Mortgage Loan.

(xix)

The Seller has delivered or caused to be delivered to the Trustee or the Custodian on behalf of the Trustee the original Mortgage bearing evidence that such instruments have been recorded in the appropriate jurisdiction where the Mortgaged Property is located as determined by the Seller (or, in lieu of the original of the Mortgage or the assignment thereof, a duplicate or conformed copy of the Mortgage or the instrument of assignment, if any, together with a certificate of receipt from the Seller or the settlement agent who handled the closing of the Mortgage Loan, certifying that such copy or copies represent true and correct copy(ies) of the originals) and that such original(s) have been or are currently submitted to be recorded in the appropriate governmental recording office of the jurisdiction where the Mortgaged Property is located) or a certification or receipt of the recording authority evidencing the same;

(xx)

The Mortgage File contains each of the documents specified in Section 2.01(b) of this Agreement;

(xxi)

The Mortgage Loan constitutes a qualified mortgage under Section 860G(a)(3)(A);

(xxii)

With respect to each Cooperative Loan, the Cooperative Shares that is pledged as security for the Cooperative Loan is held by a person as a tenant-stockholder (as defined in Section 216 of the Code) in a cooperative housing corporation (as defined in Section 216 of the Code);

(xxiii)

With respect to each GreenPoint Mortgage Loan, GreenPoint has furnished information regarding its borrower credit files to credit reporting agencies in compliance with the provisions of the Fair Credit Reporting Act and its implementing regulations applicable to GreenPoint;

(xxiv)

With respect to each Mortgage Loan, (a) the Mortgage Loan was originated by a mortgagee approved by the Secretary of Housing and Urban Development pursuant to sections 203 and 211 of the National Housing Act, a savings and loan association, a savings bank, a commercial bank, credit union, insurance company or similar institution which is supervised and examined by a federal or state authority or (b) at the time the Mortgage Loan was originated, the originator was a mortgagee duly licensed as required by the State within which the Mortgage Loan was originated, and was subject to supervision and examination conducted by the applicable State authority of such State;

(xxv)

With respect to each Mortgage Loan that has a Prepayment Penalty feature, each such Prepayment Penalty is enforceable and, at the time such Mortgage Loan was originated, each Prepayment Penalty complied with applicable federal, state and local law, subject to federal preemption where applicable; and

(xxvi)

Each Mortgage Loan that is secured by residential real property (or a leasehold interest therein) has a loan-to-value ratio of 100% or less by Cut-Off Date Principal Balance.

SCHEDULE IV

AGGREGATE PAC SCHEDULE FOR CLASS III-A-9, CLASS III-A-10, CLASS III-A-11, CLASS III-A-12, CLASS III-A-13, CLASS III-A-14 AND CLASS III-A-15 CERTIFICATES

Date	Balance
Closing Date	$142,941,000.00
September 25, 2005	142,389,682.18
October 25, 2005	141,798,259.18
November 25, 2005	141,166,952.45
December 25, 2005	140,496,004.03
January 25, 2006	139,785,676.42
February 25, 2006	139,036,252.42
March 25, 2006	138,248,034.96
April 25, 2006	137,421,346.91
May 25, 2006	136,556,530.89
June 25, 2006	135,653,949.04
July 25, 2006	134,713,982.77
August 25, 2006	133,737,032.53
September 25, 2006	132,723,517.53
October 25, 2006	131,673,875.45
November 25, 2006	130,588,562.10
December 25, 2006	129,468,051.18
January 25, 2007	128,312,833.86
February 25, 2007	127,123,418.50
March 25, 2007	125,900,330.22
April 25, 2007	124,644,110.57
May 25, 2007	123,384,183.92
June 25, 2007	122,120,622.66
July 25, 2007	120,853,503.84
August 25, 2007	119,582,909.04
September 25, 2007	118,308,924.35
October 25, 2007	117,031,640.26
November 25, 2007	115,752,594.57
December 25, 2007	114,480,234.20
January 25, 2008	113,214,525.31
February 25, 2008	111,955,434.21
March 25, 2008	110,702,927.41
April 25, 2008	109,456,971.56
May 25, 2008	108,217,533.53
June 25, 2008	106,984,580.32
July 25, 2008	105,758,079.13
August 25, 2008	104,537,997.33
September 25, 2008	103,324,302.44
October 25, 2008	$102,116,962.17
November 25, 2008	100,915,944.39
December 25, 2008	99,721,217.14
January 25, 2009	98,532,748.63
February 25, 2009	97,350,507.24
March 25, 2009	96,174,461.50
April 25, 2009	95,004,580.13
May 25, 2009	93,840,831.97
June 25, 2009	92,683,186.08
July 25, 2009	91,531,611.64
August 25, 2009	90,386,078.00
September 25, 2009	89,246,554.69
October 25, 2009	88,113,011.37
November 25, 2009	86,985,417.89
December 25, 2009	85,863,744.23
January 25, 2010	84,747,960.55
February 25, 2010	83,638,037.14
March 25, 2010	82,533,944.49
April 25, 2010	81,435,653.19
May 25, 2010	80,343,134.02
June 25, 2010	79,256,357.91
July 25, 2010	78,175,295.94
August 25, 2010	77,099,919.33
September 25, 2010	76,046,629.52
October 25, 2010	74,998,905.90
November 25, 2010	73,956,719.99
December 25, 2010	72,920,043.46
January 25, 2011	71,888,848.14
February 25, 2011	70,863,105.97
March 25, 2011	69,842,789.07
April 25, 2011	68,827,869.69
May 25, 2011	67,818,320.23
June 25, 2011	66,814,113.22
July 25, 2011	65,815,221.34
August 25, 2011	64,821,617.43
September 25, 2011	63,838,576.32
October 25, 2011	62,860,737.38
November 25, 2011	61,888,073.88
December 25, 2011	60,920,559.21
January 25, 2012	59,958,166.92
February 25, 2012	59,000,870.70
March 25, 2012	58,048,644.34
April 25, 2012	57,101,461.82
May 25, 2012	56,159,297.20
June 25, 2012	55,222,124.72
July 25, 2012	54,289,918.72
August 25, 2012	53,362,653.69
September 25, 2012	52,450,495.11
October 25, 2012	51,543,147.98
November 25, 2012	50,640,587.38
December 25, 2012	49,742,788.53
January 25, 2013	48,849,726.77
February 25, 2013	47,961,377.58
March 25, 2013	47,077,716.55
April 25, 2013	46,198,719.41
May 25, 2013	45,326,011.79
June 25, 2013	44,468,984.61
July 25, 2013	43,627,365.39
August 25, 2013	42,800,886.33
September 25, 2013	42,015,150.35
October 25, 2013	41,243,367.79
November 25, 2013	40,485,296.46
December 25, 2013	39,740,698.31
January 25, 2014	39,009,339.37
February 25, 2014	38,290,989.65
March 25, 2014	37,585,423.10
April 25, 2014	36,892,417.54
May 25, 2014	36,211,754.59
June 25, 2014	35,543,219.58
July 25, 2014	34,886,601.56
August 25, 2014	34,241,693.13
September 25, 2014	33,629,988.39
October 25, 2014	33,028,884.53
November 25, 2014	32,438,201.23
December 25, 2014	31,857,761.21
January 25, 2015	31,287,390.18
February 25, 2015	30,726,916.75
March 25, 2015	30,176,172.44
April 25, 2015	29,618,365.30
May 25, 2015	29,067,634.63
June 25, 2015	28,526,678.12
July 25, 2015	27,995,327.01
August 25, 2015	27,473,415.37
September 25, 2015	26,960,780.12
October 25, 2015	26,457,260.93
November 25, 2015	25,962,700.19
December 25, 2015	25,476,942.99
January 25, 2016	24,999,837.02
February 25, 2016	24,531,232.59
March 25, 2016	24,070,982.54
April 25, 2016	23,618,942.21
May 25, 2016	23,174,969.39
June 25, 2016	22,738,924.31
July 25, 2016	22,310,669.58
August 25, 2016	21,890,070.11
September 25, 2016	21,476,993.16
October 25, 2016	21,071,308.20
November 25, 2016	20,672,886.96
December 25, 2016	20,281,603.35
January 25, 2017	19,897,333.40
February 25, 2017	19,519,955.27
March 25, 2017	19,149,349.21
April 25, 2017	18,785,397.49
May 25, 2017	18,427,984.40
June 25, 2017	18,076,996.18
July 25, 2017	17,732,321.04
August 25, 2017	17,393,849.08
September 25, 2017	17,061,472.29
October 25, 2017	16,735,084.47
November 25, 2017	16,414,581.28
December 25, 2017	16,099,860.11
January 25, 2018	15,790,820.15
February 25, 2018	15,487,362.28
March 25, 2018	15,189,389.09
April 25, 2018	14,896,804.82
May 25, 2018	14,609,515.36
June 25, 2018	14,327,428.21
July 25, 2018	14,050,452.43
August 25, 2018	13,778,498.66
September 25, 2018	13,511,479.07
October 25, 2018	13,249,307.31
November 25, 2018	12,991,898.53
December 25, 2018	12,739,169.32
January 25, 2019	12,491,037.70
February 25, 2019	12,247,423.10
March 25, 2019	12,008,246.32
April 25, 2019	11,773,429.54
May 25, 2019	11,542,896.25
June 25, 2019	11,316,571.25
July 25, 2019	11,094,380.66
August 25, 2019	10,876,251.83
September 25, 2019	10,662,113.39
October 25, 2019	10,451,895.17
November 25, 2019	10,245,528.21
December 25, 2019	10,042,944.74
January 25, 2020	9,844,078.16
February 25, 2020	9,648,863.01
March 25, 2020	9,457,234.93
April 25, 2020	9,269,130.71
May 25, 2020	9,084,488.19
June 25, 2020	8,903,246.31
July 25, 2020	8,725,345.03
August 25, 2020	8,550,725.36
September 25, 2020	8,379,329.33
October 25, 2020	8,211,099.96
November 25, 2020	8,045,981.26
December 25, 2020	7,883,918.18
January 25, 2021	7,724,856.65
February 25, 2021	7,568,743.51
March 25, 2021	7,415,526.53
April 25, 2021	7,265,154.38
May 25, 2021	7,117,576.61
June 25, 2021	6,972,743.64
July 25, 2021	6,830,606.75
August 25, 2021	6,691,118.06
September 25, 2021	6,554,230.52
October 25, 2021	6,419,897.88
November 25, 2021	6,288,074.71
December 25, 2021	6,158,716.35
January 25, 2022	6,031,778.92
February 25, 2022	5,907,219.29
March 25, 2022	5,784,995.10
April 25, 2022	5,665,064.69
May 25, 2022	5,547,387.14
June 25, 2022	5,431,922.23
July 25, 2022	5,318,630.46
August 25, 2022	5,207,473.00
September 25, 2022	5,098,411.67
October 25, 2022	4,991,408.99
November 25, 2022	4,886,428.11
December 25, 2022	4,783,432.82
January 25, 2023	4,682,387.54
February 25, 2023	4,583,257.32
March 25, 2023	4,486,007.81
April 25, 2023	4,390,605.24
May 25, 2023	4,297,016.45
June 25, 2023	4,205,208.85
July 25, 2023	4,115,150.41
August 25, 2023	4,026,809.66
September 25, 2023	3,940,155.69
October 25, 2023	3,855,158.11
November 25, 2023	3,771,787.08
December 25, 2023	3,690,013.25
January 25, 2024	3,609,807.82
February 25, 2024	3,531,142.46
March 25, 2024	3,453,989.35
April 25, 2024	3,378,321.15
May 25, 2024	3,304,111.00
June 25, 2024	3,231,332.51
July 25, 2024	3,159,959.75
August 25, 2024	3,089,967.24
September 25, 2024	3,021,329.96
October 25, 2024	2,954,023.30
November 25, 2024	2,888,023.11
December 25, 2024	2,823,305.64
January 25, 2025	2,759,847.57
February 25, 2025	2,697,625.99
March 25, 2025	2,636,618.38
April 25, 2025	2,576,802.62
May 25, 2025	2,518,156.97
June 25, 2025	2,460,660.10
July 25, 2025	2,404,291.02
August 25, 2025	2,349,029.13
September 25, 2025	2,294,854.18
October 25, 2025	2,241,746.29
November 25, 2025	2,189,685.91
December 25, 2025	2,138,653.86
January 25, 2026	2,088,631.26
February 25, 2026	2,039,599.60
March 25, 2026	1,991,540.68
April 25, 2026	1,944,436.62
May 25, 2026	1,898,269.85
June 25, 2026	1,853,023.13
July 25, 2026	1,808,679.50
August 25, 2026	1,765,222.32
September 25, 2026	1,722,635.22
October 25, 2026	1,680,902.14
November 25, 2026	1,640,007.30
December 25, 2026	1,599,935.20
January 25, 2027	1,560,670.60
February 25, 2027	1,522,198.55
March 25, 2027	1,484,504.35
April 25, 2027	1,447,573.57
May 25, 2027	1,411,392.02
June 25, 2027	1,375,945.79
July 25, 2027	1,341,221.18
August 25, 2027	1,307,204.78
September 25, 2027	1,273,883.37
October 25, 2027	1,241,243.99
November 25, 2027	1,209,273.91
December 25, 2027	1,177,960.62
January 25, 2028	1,147,291.84
February 25, 2028	1,117,255.51
March 25, 2028	1,087,839.76
April 25, 2028	1,059,032.97
May 25, 2028	1,030,823.70
June 25, 2028	1,003,200.72
July 25, 2028	976,153.01
August 25, 2028	949,669.74
September 25, 2028	923,740.27
October 25, 2028	898,354.14
November 25, 2028	873,501.12
December 25, 2028	849,171.10
January 25, 2029	825,354.21
February 25, 2029	802,040.73
March 25, 2029	779,221.10
April 25, 2029	756,885.96
May 25, 2029	735,026.11
June 25, 2029	713,632.49
July 25, 2029	692,696.25
August 25, 2029	672,208.65
September 25, 2029	652,161.14
October 25, 2029	632,545.32
November 25, 2029	613,352.93
December 25, 2029	594,575.86
January 25, 2030	576,206.15
February 25, 2030	558,235.99
March 25, 2030	540,657.70
April 25, 2030	523,463.76
May 25, 2030	506,646.74
June 25, 2030	490,199.40
July 25, 2030	474,114.60
August 25, 2030	458,385.33
September 25, 2030	443,004.71
October 25, 2030	427,965.99
November 25, 2030	413,262.54
December 25, 2030	398,887.85
January 25, 2031	384,835.52
February 25, 2031	371,099.29
March 25, 2031	357,672.98
April 25, 2031	344,550.56
May 25, 2031	331,726.07
June 25, 2031	319,193.70
July 25, 2031	306,947.71
August 25, 2031	294,982.49
September 25, 2031	283,292.51
October 25, 2031	271,872.37
November 25, 2031	260,716.74
December 25, 2031	249,820.40
January 25, 2032	239,178.24
February 25, 2032	228,785.22
March 25, 2032	218,636.40
April 25, 2032	208,726.94
May 25, 2032	199,052.08
June 25, 2032	189,607.14
July 25, 2032	180,387.55
August 25, 2032	171,388.80
September 25, 2032	162,606.48
October 25, 2032	154,036.25
November 25, 2032	145,673.85
December 25, 2032	137,515.11
January 25, 2033	129,555.94
February 25, 2033	121,792.30
March 25, 2033	114,220.25
April 25, 2033	106,835.90
May 25, 2033	99,635.47
June 25, 2033	92,615.21
July 25, 2033	85,771.47
August 25, 2033	79,100.63
September 25, 2033	72,599.19
October 25, 2033	66,263.67
November 25, 2033	60,090.67
December 25, 2033	54,076.87
January 25, 2034	48,218.98
February 25, 2034	42,513.81
March 25, 2034	36,958.18
April 25, 2034	31,549.03
May 25, 2034	26,283.30
June 25, 2034	21,158.03
July 25, 2034	16,170.29
August 25, 2034	11,317.22
September 25, 2034	9,830.05
October 25, 2034	8,382.26
November 25, 2035	6,973.03
December 25, 2034	5,601.56
January 25, 2035	4,267.05
February 25, 2035	2,968.73
March 25, 2035	1,705.84
April 25, 2035	477.64
May 25, 2035 and thereafter	0.00

 SCHEDULE V

TAC SCHEDULE FOR CLASS III-A-7 CERTIFICATES

Date	Balance
Closing Date	$3,000,000.00
September 25, 2005	2,954,908.33
October 25, 2005	2,905,216.86
November 25, 2005	2,850,998.61
December 25, 2005	2,792,336.13
January 25, 2006	2,729,321.41
February 25, 2006	2,662,055.69
March 25, 2006	2,590,649.30
April 25, 2006	2,515,221.45
May 25, 2006	2,435,899.97
June 25, 2006	2,352,821.10
July 25, 2006	2,266,129.17
August 25, 2006	2,175,976.29
September 25, 2006	2,082,522.03
October 25, 2006	1,985,933.07
November 25, 2006	1,886,382.80
December 25, 2006	1,784,050.94
January 25, 2007	1,679,123.12
February 25, 2007	$1,571,790.43
March 25, 2007	1,462,249.00
April 25, 2007	1,350,699.47
May 25, 2007	1,240,616.85
June 25, 2007	1,132,004.47
July 25, 2007	1,024,867.94
August 25, 2007	919,214.99
September 25, 2007	815,055.36
October 25, 2007	712,400.69
November 25, 2007	611,424.00
December 25, 2007	513,054.73
January 25, 2008	417,244.60
February 25, 2008	323,946.13
March 25, 2008	233,112.68
April 25, 2008	144,698.39
May 25, 2008	58,658.21
June 25, 2008 and thereafter	0.00

SCHEDULE VI

TAC PAC SCHEDULE FOR THE CLASS III-A-21 CERTIFICATES

Date	Balance
Closing Date	$22,852,000.00
September 25, 2005	22,767,780.43
October 25, 2005	22,678,440.23
November 25, 2005	22,584,029.22
December 25, 2005	22,484,603.23
January 25, 2006	22,380,224.03
February 25, 2006	22,270,959.27
March 25, 2006	22,156,882.38
April 25, 2006	22,038,072.54
May 25, 2006	21,914,614.54
June 25, 2006	21,786,598.72
July 25, 2006	21,654,120.83
August 25, 2006	21,517,281.92
September 25, 2006	21,376,188.25
October 25, 2006	21,230,951.10
November 25, 2006	21,081,686.66
December 25, 2006	20,928,515.88
January 25, 2007	20,771,564.31
February 25, 2007	20,610,961.95
March 25, 2007	20,446,843.02
April 25, 2007	20,279,345.87
May 25, 2007	20,112,201.18
June 25, 2007	19,945,422.58
July 25, 2007	19,779,024.99
August 25, 2007	19,613,024.66
September 25, 2007	19,447,439.06
October 25, 2007	19,282,286.89
November 25, 2007	19,117,765.50
December 25, 2007	18,954,918.34
January 25, 2008	18,793,726.75
February 25, 2008	18,634,172.23
March 25, 2008	18,476,236.43
April 25, 2008	18,319,901.13
May 25, 2008	18,165,148.26
June 25, 2008	18,011,959.86
July 25, 2008	17,860,318.16
August 25, 2008	17,710,205.49
September 25, 2008	17,561,604.32
October 25, 2008	17,414,497.26
November 25, 2008	17,268,867.06
December 25, 2008	$17,124,696.61
January 25, 2009	16,981,968.90
February 25, 2009	16,840,667.08
March 25, 2009	16,700,774.42
April 25, 2009	16,562,274.31
May 25, 2009	16,425,150.28
June 25, 2009	16,289,386.00
July 25, 2009	16,154,965.22
August 25, 2009	16,021,871.87
September 25, 2009	15,890,089.95
October 25, 2009	15,759,603.63
November 25, 2009	15,630,397.16
December 25, 2009	15,502,454.95
January 25, 2010	15,375,761.49
February 25, 2010	15,250,301.42
March 25, 2010	15,126,059.48
April 25, 2010	15,003,020.54
May 25, 2010	14,881,169.56
June 25, 2010	14,760,491.65
July 25, 2010	14,640,971.99
August 25, 2010	14,522,595.92
September 25, 2010	14,407,507.68
October 25, 2010	14,293,521.35
November 25, 2010	14,180,622.57
December 25, 2010	14,068,797.14
January 25, 2011	13,958,030.90
February 25, 2011	13,848,309.86
March 25, 2011	13,739,620.10
April 25, 2011	13,631,947.81
May 25, 2011	13,525,279.30
June 25, 2011	13,419,600.95
July 25, 2011	13,314,899.29
August 25, 2011	13,211,160.90
September 25, 2011	13,109,051.69
October 25, 2011	13,007,871.81
November 25, 2011	12,907,608.21
December 25, 2011	12,808,247.93
January 25, 2012	12,709,778.10
February 25, 2012	12,612,185.95
March 25, 2012	12,515,458.83
April 25, 2012	12,419,584.14
May 25, 2012	12,324,549.40
June 25, 2012	12,230,342.23
July 25, 2012	12,136,950.33
August 25, 2012	12,044,361.48
September 25, 2012	11,953,824.58
October 25, 2012	11,864,047.63
November 25, 2012	11,775,018.85
December 25, 2012	11,686,726.54
January 25, 2013	11,599,159.08
February 25, 2013	11,512,304.93
March 25, 2013	11,426,152.66
April 25, 2013	11,340,690.91
May 25, 2013	11,255,312.91
June 25, 2013	11,166,609.25
July 25, 2013	11,074,658.53
August 25, 2013	10,979,537.80
September 25, 2013	10,876,606.67
October 25, 2013	10,770,836.74
November 25, 2013	10,662,296.62
December 25, 2013	10,551,053.54
January 25, 2014	10,437,173.38
February 25, 2014	10,320,720.69
March 25, 2014	10,201,758.73
April 25, 2014	10,080,349.46
May 25, 2014	9,956,553.61
June 25, 2014	9,830,430.67
July 25, 2014	9,702,038.88
August 25, 2014	9,571,435.36
September 25, 2014	9,435,088.04
October 25, 2014	9,296,827.55
November 25, 2014	9,156,702.22
December 25, 2014	9,014,759.34
January 25, 2015	8,871,045.26
February 25, 2015	8,725,605.35
March 25, 2015	8,578,484.07
April 25, 2015	8,418,091.22
May 25, 2015	8,254,091.64
June 25, 2015	8,088,534.17
July 25, 2015	7,921,462.32
August 25, 2015	7,752,918.70
September 25, 2015	7,582,945.00
October 25, 2015	7,411,582.01
November 25, 2015	7,238,869.66
December 25, 2015	7,064,847.00
January 25, 2016	6,889,552.24
February 25, 2016	6,713,022.76
March 25, 2016	6,535,295.13
April 25, 2016	6,356,405.09
May 25, 2016	6,176,387.64
June 25, 2016	5,995,276.95
July 25, 2016	5,813,106.48
August 25, 2016	5,629,908.92
September 25, 2016	5,445,716.22
October 25, 2016	5,260,559.64
November 25, 2016	5,074,469.71
December 25, 2016	4,887,476.25
January 25, 2017	4,699,608.46
February 25, 2017	4,510,894.80
March 25, 2017	4,321,363.12
April 25, 2017	4,131,040.61
May 25, 2017	3,939,953.82
June 25, 2017	3,748,128.70
July 25, 2017	3,555,590.57
August 25, 2017	3,362,364.16
September 25, 2017	3,168,473.60
October 25, 2017	2,973,942.45
November 25, 2017	2,778,793.72
December 25, 2017	2,583,049.83
January 25, 2018	2,386,732.68
February 25, 2018	2,189,863.62
March 25, 2018	1,992,463.47
April 25, 2018	1,794,552.55
May 25, 2018	1,596,150.66
June 25, 2018	1,397,277.11
July 25, 2018	1,197,950.70
August 25, 2018	998,189.77
September 25, 2018	798,012.18
October 25, 2018	597,435.33
November 25, 2018	396,476.17
December 25, 2018	195,151.19
January 25, 2019 and thereafter	0.00

SCHEDULE VII

AGGREGATE PAC SCHEDULE FOR CLASS IX-A-1, CLASS IX-A-3, CLASS IX-A-6, CLASS IX-A-12 AND CLASS IX-A-14 CERTIFICATES

Date	Balance
Closing Date	$99,596,000.00
September 25, 2005	99,142,979.09
October 25, 2005	98,651,337.89
November 25, 2005	98,121,242.32
December 25, 2005	97,552,881.94
January 25, 2006	96,946,469.83
February 25, 2006	96,302,242.45
March 25, 2006	95,620,459.53
April 25, 2006	94,901,403.88
May 25, 2006	94,145,381.21
June 25, 2006	93,352,719.88
July 25, 2006	92,523,770.71
August 25, 2006	91,658,906.69
September 25, 2006	90,758,522.67
October 25, 2006	89,823,035.09
November 25, 2006	88,853,092.43
December 25, 2006	87,849,148.91
January 25, 2007	86,811,679.19
February 25, 2007	85,741,177.93
March 25, 2007	84,638,159.41
April 25, 2007	83,503,157.08
May 25, 2007	82,336,723.08
June 25, 2007	81,139,427.80
July 25, 2007	79,911,859.36
August 25, 2007	78,654,623.08
September 25, 2007	77,395,801.75
October 25, 2007	76,135,477.51
November 25, 2007	74,873,736.98
December 25, 2007	73,619,274.65
January 25, 2008	72,372,041.79
February 25, 2008	71,131,989.94
March 25, 2008	69,899,070.96
April 25, 2008	68,673,236.96
May 25, 2008	67,454,440.35
June 25, 2008	66,242,633.82
July 25, 2008	65,037,770.33
August 25, 2008	63,839,803.12
September 25, 2008	62,648,685.72
October 25, 2008	61,464,371.92
November 25, 2008	60,286,815.76
December 25, 2008	$59,115,971.60
January 25, 2009	57,951,794.02
February 25, 2009	56,794,237.89
March 25, 2009	55,643,258.34
April 25, 2009	54,498,810.77
May 25, 2009	53,360,850.82
June 25, 2009	52,229,334.42
July 25, 2009	51,104,217.73
August 25, 2009	49,985,457.19
September 25, 2009	48,873,009.46
October 25, 2009	47,766,831.49
November 25, 2009	46,666,880.46
December 25, 2009	45,573,113.80
January 25, 2010	44,485,489.20
February 25, 2010	43,403,964.59
March 25, 2010	42,328,498.14
April 25, 2010	41,259,048.26
May 25, 2010	40,195,573.62
June 25, 2010	39,138,033.10
July 25, 2010	38,086,385.85
August 25, 2010	37,040,591.24
September 25, 2010	36,076,972.52
October 25, 2010	35,118,980.69
November 25, 2010	34,166,576.03
December 25, 2010	33,219,719.05
January 25, 2011	32,278,370.47
February 25, 2011	31,342,491.25
March 25, 2011	30,412,042.57
April 25, 2011	29,486,985.86
May 25, 2011	28,567,282.73
June 25, 2011	27,652,895.04
July 25, 2011	26,743,784.86
August 25, 2011	25,839,914.49
September 25, 2011	24,966,205.84
October 25, 2011	24,104,893.34
November 25, 2011	23,260,581.45
December 25, 2011	22,432,972.00
January 25, 2012	21,621,771.79
February 25, 2012	20,826,692.58
March 25, 2012	20,047,450.95
April 25, 2012	19,283,768.24
May 25, 2012	18,535,370.50
June 25, 2012	17,801,988.35
July 25, 2012	17,083,356.96
August 25, 2012	16,379,215.95
September 25, 2012	15,795,420.14
October 25, 2012	15,223,766.87
November 25, 2012	14,664,031.65
December 25, 2012	14,115,993.91
January 25, 2013	13,579,436.92
February 25, 2013	13,054,147.75
March 25, 2013	12,539,917.18
April 25, 2013	12,036,539.63
May 25, 2013	11,543,813.14
June 25, 2013	11,061,539.27
July 25, 2013	10,589,523.05
August 25, 2013	10,127,572.94
September 25, 2013	9,769,308.32
October 25, 2013	9,418,457.57
November 25, 2013	9,074,879.22
December 25, 2013	8,738,434.36
January 25, 2014	8,408,986.61
February 25, 2014	8,086,402.06
March 25, 2014	7,770,549.24
April 25, 2014	7,461,299.06
May 25, 2014	7,158,524.78
June 25, 2014	6,862,101.97
July 25, 2014	6,571,908.49
August 25, 2014	6,287,824.38
September 25, 2014	6,089,232.81
October 25, 2014	5,894,026.54
November 25, 2014	5,702,148.96
December 25, 2014	5,513,544.42
January 25, 2015	5,328,158.16
February 25, 2015	5,145,936.34
March 25, 2015	4,961,121.78
April 25, 2015	4,779,521.79
May 25, 2015	4,601,081.94
June 25, 2015	4,425,748.71
July 25, 2015	4,253,469.50
August 25, 2015	4,084,192.56
September 25, 2015	3,917,866.99
October 25, 2015	3,754,442.78
November 25, 2015	3,593,870.70
December 25, 2015	3,436,102.39
January 25, 2016	3,281,090.27
February 25, 2016	3,128,787.56
March 25, 2016	2,979,148.25
April 25, 2016	2,832,127.11
May 25, 2016	2,687,679.65
June 25, 2016	2,545,762.14
July 25, 2016	2,406,331.58
August 25, 2016	2,269,345.66
September 25, 2016	2,134,762.81
October 25, 2016	2,002,542.13
November 25, 2016	1,872,643.42
December 25, 2016	1,745,027.14
January 25, 2017	1,619,654.41
February 25, 2017	1,496,487.01
March 25, 2017	1,375,487.36
April 25, 2017	1,256,618.48
May 25, 2017	1,139,844.05
June 25, 2017	1,025,128.33
July 25, 2017	912,436.18
August 25, 2017	801,733.06
September 25, 2017	692,984.99
October 25, 2017	586,158.59
November 25, 2017	481,220.99
December 25, 2017	378,139.92
January 25, 2018	276,883.63
February 25, 2018	177,420.89
March 25, 2018	79,721.00
April 25, 2018 and thereafter	0.00

SCHEDULE VIII

AGGREGATE PAC SCHEDULE FOR THE CLASS IX-A-6, CLASS IX-A-12 AND CLASS IX-A-14 CERTIFICATES

Date	Balance
Closing Date	$35,141,000.00
September 25, 2005	34,930,383.54
October 25, 2005	34,718,736.91
November 25, 2005	34,506,055.05
December 25, 2005	34,292,332.90
January 25, 2006	34,077,565.36
February 25, 2006	33,861,747.29
March 25, 2006	33,644,873.56
April 25, 2006	33,426,938.99
May 25, 2006	33,207,938.38
June 25, 2006	32,987,866.51
July 25, 2006	32,766,718.12
August 25, 2006	32,544,487.95
September 25, 2006	32,321,170.68
October 25, 2006	32,096,760.99
November 25, 2006	31,871,253.53
December 25, 2006	31,644,642.91
January 25, 2007	31,416,923.73
February 25, 2007	31,188,090.55
March 25, 2007	30,958,137.92
April 25, 2007	30,727,060.35
May 25, 2007	30,494,852.32
June 25, 2007	30,261,508.30
July 25, 2007	30,027,022.70
August 25, 2007	29,791,389.95
September 25, 2007	29,554,604.41
October 25, 2007	29,316,660.44
November 25, 2007	29,077,552.36
December 25, 2007	28,837,274.46
January 25, 2008	28,595,821.00
February 25, 2008	28,353,186.23
March 25, 2008	28,109,364.35
April 25, 2008	27,864,349.54
May 25, 2008	27,618,135.96
June 25, 2008	27,370,717.73
July 25, 2008	27,122,088.95
August 25, 2008	26,872,243.68
September 25, 2008	26,621,175.95
October 25, 2008	26,368,879.77
November 25, 2008	$26,115,349.13
December 25, 2008	25,860,577.97
January 25, 2009	25,604,560.21
February 25, 2009	25,347,289.73
March 25, 2009	25,088,760.40
April 25, 2009	24,828,966.04
May 25, 2009	24,567,900.46
June 25, 2009	24,305,557.42
July 25, 2009	24,041,930.65
August 25, 2009	23,777,013.87
September 25, 2009	23,510,800.74
October 25, 2009	23,243,284.92
November 25, 2009	22,974,460.01
December 25, 2009	22,704,319.60
January 25, 2010	22,432,857.24
February 25, 2010	22,160,066.45
March 25, 2010	21,885,940.71
April 25, 2010	21,610,473.48
May 25, 2010	21,333,658.18
June 25, 2010	21,055,488.20
July 25, 2010	20,775,956.89
August 25, 2010	20,495,057.60
September 25, 2010	20,221,919.37
October 25, 2010	19,947,453.02
November 25, 2010	19,671,652.13
December 25, 2010	19,394,510.26
January 25, 2011	19,116,020.91
February 25, 2011	18,836,177.59
March 25, 2011	18,554,973.76
April 25, 2011	18,272,402.85
May 25, 2011	17,988,458.24
June 25, 2011	17,703,133.32
July 25, 2011	17,416,421.42
August 25, 2011	17,128,315.84
September 25, 2011	16,842,076.47
October 25, 2011	16,554,447.60
November 25, 2011	16,265,422.55
December 25, 2011	15,974,994.59
January 25, 2012	15,683,156.99
February 25, 2012	15,389,902.95
March 25, 2012	15,095,225.66
April 25, 2012	14,799,118.28
May 25, 2012	14,501,573.93
June 25, 2012	14,202,585.70
July 25, 2012	13,902,146.66
August 25, 2012	13,600,249.81
September 25, 2012	13,303,891.02
October 25, 2012	13,006,095.69
November 25, 2012	12,706,856.92
December 25, 2012	12,406,167.78
January 25, 2013	12,104,021.32
February 25, 2013	11,800,410.54
March 25, 2013	11,495,328.41
April 25, 2013	11,188,767.88
May 25, 2013	10,880,721.86
June 25, 2013	10,571,183.22
July 25, 2013	10,260,144.80
August 25, 2013	9,947,599.42
September 25, 2013	9,641,026.99
October 25, 2013	9,332,966.58
November 25, 2013	9,023,411.02
December 25, 2013	8,712,353.09
January 25, 2014	8,399,785.56
February 25, 2014	8,085,701.14
March 25, 2014	7,770,092.53
April 25, 2014	7,460,842.34
May 25, 2014	7,158,068.06
June 25, 2014	6,861,645.26
July 25, 2014	6,571,451.77
August 25, 2014	6,287,367.66
September 25, 2014	6,088,776.10
October 25, 2014	5,893,569.82
November 25, 2014	5,701,692.25
December 25, 2014	5,513,087.71
January 25, 2015	5,327,701.44
February 25, 2015	5,145,479.63
March 25, 2015	4,960,665.07
April 25, 2015	4,779,065.07
May 25, 2015	4,600,625.22
June 25, 2015	4,425,292.00
July 25, 2015	4,253,012.79
August 25, 2015	4,083,735.84
September 25, 2015	3,917,410.28
October 25, 2015	3,753,986.06
November 25, 2015	3,593,413.99
December 25, 2015	3,435,645.68
January 25, 2016	3,280,633.56
February 25, 2016	3,128,330.85
March 25, 2016	2,978,691.54
April 25, 2016	2,831,670.39
May 25, 2016	2,687,222.94
June 25, 2016	2,545,305.43
July 25, 2016	2,405,874.86
August 25, 2016	2,268,888.95
September 25, 2016	2,134,306.09
October 25, 2016	2,002,085.42
November 25, 2016	1,872,186.71
December 25, 2016	1,744,570.42
January 25, 2017	1,619,197.70
February 25, 2017	1,496,030.30
March 25, 2017	1,375,030.64
April 25, 2017	1,256,161.77
May 25, 2017	1,139,387.34
June 25, 2017	1,024,671.62
July 25, 2017	911,979.47
August 25, 2017	801,276.35
September 25, 2017	692,528.28
October 25, 2017	585,701.87
November 25, 2017	480,764.28
December 25, 2017	377,683.21
January 25, 2018	276,426.92
February 25, 2018	176,964.17
March 25, 2018	79,264.29
April 25, 2018 and thereafter	0.00

SCHEDULE IX

AGGREGATE TAC SCHEDULE FOR CLASS IX-A-1, CLASS IX-A-3, CLASS IX-A-5, CLASS IX-A-6, CLASS IX-A-9, CLASS IX-A-11, CLASS IX-A-12 AND CLASS IX-A-14 CERTIFICATES

Date	Balance
Closing Date	$132,680,016.00
September 25, 2005	132,186,240.60
October 25, 2005	131,647,540.29
November 25, 2005	131,064,124.62
December 25, 2005	130,436,235.22
January 25, 2006	129,764,145.59
February 25, 2006	129,048,161.01
March 25, 2006	128,288,618.27
April 25, 2006	127,485,885.46
May 25, 2006	126,640,361.65
June 25, 2006	125,752,476.59
July 25, 2006	124,822,690.34
August 25, 2006	123,851,492.87
September 25, 2006	122,839,403.60
October 25, 2006	121,786,970.97
November 25, 2006	120,695,017.96
December 25, 2006	119,564,143.67
January 25, 2007	118,394,974.48
February 25, 2007	117,188,163.40
March 25, 2007	115,944,389.48
April 25, 2007	114,664,357.09
May 25, 2007	113,348,795.24
June 25, 2007	111,998,456.83
July 25, 2007	110,614,117.91
August 25, 2007	109,196,576.88
September 25, 2007	107,778,578.75
October 25, 2007	106,360,225.85
November 25, 2007	104,941,626.56
December 25, 2007	103,532,892.14
January 25, 2008	102,133,946.28
February 25, 2008	100,744,713.20
March 25, 2008	99,365,117.66
April 25, 2008	97,995,084.98
May 25, 2008	96,634,540.96
June 25, 2008	95,283,411.98
July 25, 2008	93,941,624.89
August 25, 2008	$92,609,107.10
September 25, 2008	91,285,786.50
October 25, 2008	89,971,591.51
November 25, 2008	88,666,451.06
December 25, 2008	87,370,294.56
January 25, 2009	86,083,051.94
February 25, 2009	84,804,653.61
March 25, 2009	83,535,030.48
April 25, 2009	82,274,113.95
May 25, 2009	81,021,835.89
June 25, 2009	79,778,128.66
July 25, 2009	78,542,925.10
August 25, 2009	77,316,158.51
September 25, 2009	76,097,762.68
October 25, 2009	74,887,671.85
November 25, 2009	73,685,820.72
December 25, 2009	72,492,144.45
January 25, 2010	71,306,578.68
February 25, 2010	70,129,059.47
March 25, 2010	68,959,523.35
April 25, 2010	67,797,907.27
May 25, 2010	66,644,148.66
June 25, 2010	65,498,185.37
July 25, 2010	64,359,955.66
August 25, 2010	63,229,398.27
September 25, 2010	62,194,483.59
October 25, 2010	61,166,914.88
November 25, 2010	60,146,632.44
December 25, 2010	59,133,577.00
January 25, 2011	58,127,689.71
February 25, 2011	57,128,912.13
March 25, 2011	56,137,186.22
April 25, 2011	55,152,454.36
May 25, 2011	54,174,659.32
June 25, 2011	53,203,744.27
July 25, 2011	52,239,652.80
August 25, 2011	51,282,328.85
September 25, 2011	50,360,342.34
October 25, 2011	49,444,851.70
November 25, 2011	48,535,802.58
December 25, 2011	47,633,141.01
January 25, 2012	46,736,813.39
February 25, 2012	45,846,766.49
March 25, 2012	44,962,947.47
April 25, 2012	44,085,303.84
May 25, 2012	43,213,783.48
June 25, 2012	42,348,334.64
July 25, 2012	41,488,905.92
August 25, 2012	40,635,446.29
September 25, 2012	39,843,215.31
October 25, 2012	39,056,402.52
November 25, 2012	38,274,960.20
December 25, 2012	37,498,840.98
January 25, 2013	36,727,997.81
February 25, 2013	35,962,383.97
March 25, 2013	35,201,953.06
April 25, 2013	34,446,659.02
May 25, 2013	33,696,456.11
June 25, 2013	32,951,298.90
July 25, 2013	32,211,142.27
August 25, 2013	31,475,941.44
September 25, 2013	30,798,032.72
October 25, 2013	30,124,386.45
November 25, 2013	29,454,963.28
December 25, 2013	28,789,724.13
January 25, 2014	28,128,630.16
February 25, 2014	27,471,642.84
March 25, 2014	26,818,723.89
April 25, 2014	26,169,835.29
May 25, 2014	25,524,939.28
June 25, 2014	24,883,998.38
July 25, 2014	24,246,975.34
August 25, 2014	23,613,833.19
September 25, 2014	23,033,141.18
October 25, 2014	22,455,526.09
November 25, 2014	21,880,958.98
December 25, 2014	21,309,411.06
January 25, 2015	20,740,853.74
February 25, 2015	20,175,258.60
March 25, 2015	19,584,465.88
April 25, 2015	18,996,846.84
May 25, 2015	18,412,371.51
June 25, 2015	17,831,010.11
July 25, 2015	17,252,733.06
August 25, 2015	16,677,510.94
September 25, 2015	16,105,314.53
October 25, 2015	15,536,114.81
November 25, 2015	14,969,882.91
December 25, 2015	14,406,590.18
January 25, 2016	13,846,208.13
February 25, 2016	13,288,708.44
March 25, 2016	12,734,062.98
April 25, 2016	12,182,243.79
May 25, 2016	11,633,223.10
June 25, 2016	11,086,973.29
July 25, 2016	10,543,466.94
August 25, 2016	10,002,676.76
September 25, 2016	9,464,575.66
October 25, 2016	8,929,136.72
November 25, 2016	8,396,333.17
December 25, 2016	7,866,138.40
January 25, 2017	7,338,525.99
February 25, 2017	6,813,469.66
March 25, 2017	6,290,943.30
April 25, 2017	5,770,920.95
May 25, 2017	5,253,376.82
June 25, 2017	4,738,285.27
July 25, 2017	4,225,620.81
August 25, 2017	3,715,358.13
September 25, 2017	3,207,472.04
October 25, 2017	2,701,937.53
November 25, 2017	2,198,729.71
December 25, 2017	1,697,823.86
January 25, 2018	1,199,195.42
February 25, 2018	702,819.94
March 25, 2018	208,673.15
April 25, 2018 and thereafter	0.00

SCHEDULE X

AGGREGATE TAC SCHEDULE FOR CLASS IX-A-9 AND CLASS IX-A-11, CERTIFICATES

Date	Balance
Closing Date	$32,984,016.00
September 25, 2005	32,983,557.67
October 25, 2005	32,983,097.23
November 25, 2005	32,982,634.69
December 25, 2005	32,982,170.02
January 25, 2006	32,981,703.23
February 25, 2006	32,981,234.30
March 25, 2006	32,980,763.21
April 25, 2006	32,980,289.97
May 25, 2006	32,979,814.56
June 25, 2006	32,979,336.97
July 25, 2006	32,978,857.19
August 25, 2006	32,978,375.21
September 25, 2006	32,977,891.03
October 25, 2006	32,977,404.62
November 25, 2006	32,976,915.99
December 25, 2006	32,976,425.11
January 25, 2007	32,975,931.99
February 25, 2007	32,975,436.60
March 25, 2007	32,974,938.94
April 25, 2007	32,974,439.01
May 25, 2007	32,973,936.78
June 25, 2007	32,973,432.25
July 25, 2007	32,972,925.41
August 25, 2007	32,972,416.24
September 25, 2007	32,971,904.74
October 25, 2007	32,971,390.90
November 25, 2007	32,970,874.70
December 25, 2007	32,970,356.14
January 25, 2008	32,969,835.20
February 25, 2008	32,969,311.87
March 25, 2008	32,968,786.14
April 25, 2008	32,968,258.00
May 25, 2008	32,967,727.45
June 25, 2008	32,967,194.46
July 25, 2008	32,966,659.03
August 25, 2008	32,966,121.14
September 25, 2008	32,965,580.79
October 25, 2008	32,965,037.96
November 25, 2008	$32,964,492.64
December 25, 2008	32,963,944.83
January 25, 2009	32,963,394.50
February 25, 2009	32,962,841.65
March 25, 2009	32,962,286.27
April 25, 2009	32,961,728.34
May 25, 2009	32,961,167.86
June 25, 2009	32,960,604.80
July 25, 2009	32,960,039.17
August 25, 2009	32,959,470.94
September 25, 2009	32,958,900.11
October 25, 2009	32,958,326.66
November 25, 2009	32,957,750.59
December 25, 2009	32,957,171.87
January 25, 2010	32,956,590.50
February 25, 2010	32,956,006.47
March 25, 2010	32,955,419.76
April 25, 2010	32,954,830.36
May 25, 2010	32,954,238.26
June 25, 2010	32,953,643.44
July 25, 2010	32,953,045.90
August 25, 2010	32,952,445.62
September 25, 2010	32,951,842.59
October 25, 2010	32,951,236.80
November 25, 2010	32,950,628.23
December 25, 2010	32,950,016.87
January 25, 2011	32,949,402.70
February 25, 2011	32,948,785.72
March 25, 2011	32,948,165.92
April 25, 2011	32,947,543.27
May 25, 2011	32,946,917.77
June 25, 2011	32,946,289.41
July 25, 2011	32,945,658.16
August 25, 2011	32,945,024.02
September 25, 2011	32,944,386.97
October 25, 2011	32,943,747.01
November 25, 2011	32,943,104.11
December 25, 2011	32,942,458.26
January 25, 2012	32,941,809.45
February 25, 2012	32,941,157.67
March 25, 2012	32,940,502.91
April 25, 2012	32,939,845.14
May 25, 2012	32,939,184.36
June 25, 2012	32,938,520.54
July 25, 2012	32,937,853.69
August 25, 2012	32,937,183.78
September 25, 2012	32,936,510.80
October 25, 2012	32,935,834.73
November 25, 2012	32,935,155.57
December 25, 2012	32,934,473.29
January 25, 2013	32,933,787.89
February 25, 2013	32,933,099.34
March 25, 2013	32,932,407.64
April 25, 2013	32,931,712.77
May 25, 2013	32,931,014.71
June 25, 2013	32,930,313.46
July 25, 2013	32,929,608.99
August 25, 2013	32,928,901.29
September 25, 2013	32,928,190.35
October 25, 2013	32,927,476.14
November 25, 2013	32,926,758.67
December 25, 2013	32,926,037.91
January 25, 2014	32,925,313.84
February 25, 2014	32,924,586.46
March 25, 2014	32,923,855.74
April 25, 2014	32,923,121.67
May 25, 2014	32,922,384.24
June 25, 2014	32,921,643.42
July 25, 2014	32,920,899.22
August 25, 2014	32,920,151.60
September 25, 2014	32,919,400.55
October 25, 2014	32,918,646.07
November 25, 2014	32,917,888.12
December 25, 2014	32,917,126.70
January 25, 2015	32,872,061.92
February 25, 2015	32,478,295.16
March 25, 2015	32,051,083.57
April 25, 2015	31,622,688.24
May 25, 2015	31,193,147.97
June 25, 2015	30,762,500.68
July 25, 2015	30,330,783.45
August 25, 2015	29,898,032.56
September 25, 2015	29,464,283.48
October 25, 2015	29,029,570.86
November 25, 2015	28,593,928.62
December 25, 2015	28,157,389.87
January 25, 2016	27,719,986.99
February 25, 2016	27,281,751.60
March 25, 2016	26,842,714.63
April 25, 2016	26,402,906.26
May 25, 2016	25,962,356.00
June 25, 2016	25,521,092.63
July 25, 2016	25,079,144.26
August 25, 2016	24,636,538.39
September 25, 2016	24,193,301.78
October 25, 2016	23,749,460.61
November 25, 2016	23,305,040.40
December 25, 2016	22,860,066.04
January 25, 2017	22,414,561.84
February 25, 2017	21,968,551.48
March 25, 2017	21,522,058.05
April 25, 2017	21,075,104.10
May 25, 2017	20,627,711.55
June 25, 2017	20,179,901.79
July 25, 2017	19,731,695.68
August 25, 2017	19,283,113.50
September 25, 2017	18,834,175.03
October 25, 2017	18,384,899.49
November 25, 2017	17,935,305.64
December 25, 2017	17,485,411.68
January 25, 2018	17,035,235.34
February 25, 2018	16,584,793.87
March 25, 2018	16,134,104.04
April 25, 2018	15,666,935.93
May 25, 2018	15,121,533.57
June 25, 2018	14,577,604.16
July 25, 2018	14,035,133.94
August 25, 2018	13,494,109.20
September 25, 2018	12,954,516.25
October 25, 2018	12,416,341.47
November 25, 2018	11,879,571.27
December 25, 2018	11,344,192.09
January 25, 2019	10,810,190.42
February 25, 2019	10,277,552.79
March 25, 2019	9,746,265.77
April 25, 2019	9,216,315.98
May 25, 2019	8,687,690.05
June 25, 2019	8,160,374.69
July 25, 2019	7,634,356.60
August 25, 2019	7,109,622.57
September 25, 2019	6,586,159.39
October 25, 2019	6,063,953.90
November 25, 2019	5,542,992.98
December 25, 2019	5,023,263.55
January 25, 2020	4,504,752.56
February 25, 2020	3,987,446.99
March 25, 2020	3,471,333.87
April 25, 2020	2,956,400.26
May 25, 2020	2,442,633.26
June 25, 2020	1,930,019.99
July 25, 2020	1,418,547.61
August 25, 2020	908,203.34
September 25, 2020	398,974.39
October 25, 2020 and thereafter	0.00

SCHEDULE XI

CLASS IX-A-9 YIELD MAINTENANCE AGREEMENT NOTIONAL AMOUNTS

Distribution Date	Notional Amount
September 25, 2005	$20,000,000.00
October 25, 2005	20,000,000.00
November 25, 2005	20,000,000.00
December 25, 2005	20,000,000.00
January 25, 2006	20,000,000.00
February 25, 2006	20,000,000.00
March 25, 2006	20,000,000.00
April 25, 2006	20,000,000.00
May 25, 2006	20,000,000.00
June 25, 2006	20,000,000.00
July 25, 2006	20,000,000.00
August 25, 2006	20,000,000.00
September 25, 2006	20,000,000.00
October 25, 2006	20,000,000.00
November 25, 2006	20,000,000.00
December 25, 2006	18,690,880.84
January 25, 2007	17,131,466.43
February 25, 2007	15,649,238.13
March 25, 2007	14,242,969.61
April 25, 2007	12,911,427.11
May 25, 2007	11,653,369.68
June 25, 2007	10,467,549.50
July 25, 2007	9,352,712.08
August 25, 2007	8,307,596.59
September 25, 2007	7,330,936.26
October 25, 2007	6,393,997.83
November 25, 2007	5,496,059.56
December 25, 2007	4,636,405.92
January 25, 2008	3,805,723.95
February 25, 2008	3,003,454.26
March 25, 2008	2,229,047.34
April 25, 2008	1,481,963.31
May 25, 2008	761,671.88
June 25, 2008	67,652.08